As filed via EDGAR with the Securities and Exchange Commission on

                                                                October 28, 2004

                                                               File No. 811-8358
                                                       Registration No. 33-75250
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------
                                    FORM N-1A
            REGISTRATION  STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                        Pre-Effective Amendment No. / /

                       Post-Effective Amendment No. 29 /X/

                                       and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                       Post-Effective Amendment No. 29 /X/

                          ------------------------------

                          J.P. MORGAN MUTUAL FUND TRUST

               (Exact Name of Registrant as Specified in Charter)
                                522 Fifth Avenue,
                            New York, New York 10036
               --------------------------------------------------
                     (Address of Principal Executive Office)
       Registrant's Telephone Number, including Area Code: 1-800-348-4782

                                   Copies to:

Avery P. Maher                        Nina O. Shenker                       John Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.   J.P. Morgan Fund Distributors, Inc.   Sullivan & Cromwell
522 Fifth Avenue                      522 Fifth Avenue                      125 Broad Street
New York, New York 10036              New York, New York 10036              New York, New York 10004

                  ---------------------------------------------

(Name and Address of Agent for Service)
It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)

/ / on (date) pursuant paragraph (b)
/ / on (date) pursuant to paragraph (a)(1)

/x/ 60 days  after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(2) rule 485.
/ / 75 days after filing pursuant to paragraph (a)(2

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                               ------------------

PROSPECTUS DECEMBER 27, 2004



JPMORGAN MONEY MARKET FUNDS

MORGAN SHARES FOR ALL FUNDS AND CLASS B AND CLASS C SHARES FOR
PRIME MONEY MARKET FUND

PRIME MONEY MARKET FUND

LIQUID ASSETS MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND

FEDERAL MONEY MARKET FUND

100% U.S. TREASURY SECURITIES MONEY MARKET FUND

TAX FREE MONEY MARKET FUND

CALIFORNIA TAX FREE MONEY MARKET FUND

NEW YORK TAX FREE MONEY MARKET FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                        1

Liquid Assets Money Market Fund                                                8

U.S. Government Money Market Fund                                             13

Treasury Plus Money Market Fund                                               18

Federal Money Market Fund                                                     23

100% U.S. Treasury Securities Money Market Fund                               28

Tax Free Money Market Fund                                                    33

California Tax Free Money Market Fund                                         39

New York Tax Free Money Market Fund                                           45

The Funds' Management and Administration                                      51

How Your Account Works                                                        54

  Buying Fund Shares                                                          54

  Selling Fund Shares                                                         57

  Exchanging Fund Shares                                                      59

  Distribution Arrangements                                                   60

  Other Information Concerning the Funds                                      62

Shareholder Information                                                       63

  Distributions and Taxes                                                     63

  Availability of Proxy Voting Record                                         63

  Portfolio Holdings Disclosure                                               64

Future Changes to Certain Information
  Concerning the Funds                                                        65

What the Terms Mean                                                           85

Financial Highlights                                                          87

How To Reach Us                                                       Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations


The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.


The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales charges, which are assessed on Class B Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B shares convert to Morgan shares after eight years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1994    3.39%
1995    4.59%
1996    4.13%
1997    4.49%
1998    4.48%
1999    4.14%
2000    5.35%
2001    3.11%
2002    0.67%
2003    0.11%


BEST QUARTER 3rd quarter, 2000      1.39%
WORST QUARTER 2nd quarter, 2003     0.02%
              3rd quarter, 2003
              4th quarter, 2003



THE  FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.12%.



* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED ON 4/20/94 IS BASED ON THE PERFORMANCE OF PREMIER SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B SHARES HAVE HIGHER EXPENSES THAN PREMIER SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003



                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
MORGAN SHARES*                               0.66           3.30            3.77
CLASS B SHARES**                            -4.89           2.29            3.43
CLASS C SHARES***                           -0.89           2.62            3.40


  *THE PERFORMANCE BEFORE THE MORGAN SHARES WERE LAUNCHED ON 10/1/98 IS BASED ON
   CLASS B SHARES OF THE FUND.
 **SEE FOOTNOTE ON PREVIOUS PAGE.
***THE PERFORMANCE BEFORE CLASS C SHARES WERE LAUNCHED ON 5/14/98 IS BASED ON
   CLASS B SHARES OF THE FUND.

INVESTOR EXPENSES FOR MORGAN, CLASS B AND CLASS C SHARES

The expenses of the Morgan, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                               MORGAN SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE^             NONE              NONE              NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS            NONE              5.00%             1.00%


^THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN, CLASS B AND CLASS C SHARES ASSETS)


                                 MORGAN SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                           0.10             0.10             0.10
DISTRIBUTION (RULE 12b-1) FEES            NONE             0.75             0.75
SHAREHOLDER SERVICE FEES                  0.35             0.25             0.25
OTHER EXPENSES(1)                          ___              ___              ___

TOTAL ANNUAL OPERATING EXPENSES            ___              ___              ___
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                          ___              ___              ___

NET EXPENSES(2)                           0.59             1.24             1.24


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59%, 1.24% AND 1.24%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59%, 1.24% AND 1.24%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Morgan, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
MORGAN SHARES($)                            ___        ___        ___        ___
CLASS B SHARES*($)                          ___        ___        ___        ___**
CLASS C SHARES*($)                          ___        ___        ___        ___


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES($)                           ___        ___        ___        ___**
CLASS C SHARES($)                           ___        ___        ___        ___


 *ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. **REFLECTS CONVERSION OF CLASS B SHARES TO MORGAN SHARES AFTER THEY HAVE
  BEEN OWNED FOR EIGHT YEARS.

JPMORGAN LIQUID ASSETS MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to maximize current income consistent with the preservation of capital and same-day liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations

The dollar weighted averaged maturity of the Fund will be 90 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions.

Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. There may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1),(2)


2003    0.73%


BEST QUARTER 1st quarter, 2003      0.26%
WORST QUARTER 3rd quarter, 2003     0.19%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.54%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                                                        LIFE OF
                                                          PAST 1 YEAR   THE FUND
--------------------------------------------------------------------------------
MORGAN SHARES                                                    0.73       1.03



(1) THE FUND'S FISCAL YEAR END IS 8/31.
(2) THE FUND COMMENCED OPERATIONS ON 4/1/02.

INVESTOR EXPENSES FOR MORGAN SHARES

The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE12b-1) FEES                                               0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)                                                           ____

TOTAL ANNUAL OPERATING EXPENSES                                             ____
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   ____

NET EXPENSES(2)                                                             0.59


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                ___        ___        ___       ____

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- debt securities issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities of the U.S. government and

- repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994    3.58%
1995    5.28%
1996    4.90%
1997    5.09%
1998    5.00%
1999    4.63%
2000    5.90%
2001    3.62%
2002    1.27%
2003    0.63%


BEST QUARTER 4th quarter, 2000      1.53%
WORST QUARTER 3rd quarter, 2003     0.13%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.47%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                 PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
MORGAN SHARES                           0.63              3.19              3.98


(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES

The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)                                                           ____

TOTAL ANNUAL OPERATING EXPENSES                                             ____
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                                    ____

NET EXPENSES(2)                                                             0.59


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 2/19/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                ___        ___        ___        ___

JPMORGAN TREASURY PLUS MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S Treasury, including Treasury bills, bonds and notes and

-  repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund.


To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    5.43%
1996    4.90%
1997    4.99%
1998    4.89%
1999    4.44%
2000    5.75%
2001    3.42%
2002    1.23%
2003    0.59%


BEST QUARTER 4th quarter, 2000     1.51%
WORST QUARTER 4th quarter, 2003    0.11%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.42%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                        LIFE OF
                                             PAST 1 YEAR  PAST 5 YEARS  THE FUND
--------------------------------------------------------------------------------
MORGAN SHARES                                       0.59          3.07      3.96


* THE PERFORMANCE FOR THE PERIOD BEFORE MORGAN SHARES WERE LAUNCHED ON 5/6/96 IS BASED ON THE PERFORMANCE OF PREMIER SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF MORGAN SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE MORGAN SHARES HAVE HIGHER EXPENSES THAN PREMIER SHARES. THE FUND COMMENCED OPERATIONS ON 4/20/94.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES

The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)                                                           ____

TOTAL ANNUAL OPERATING EXPENSES                                             ____
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   ____

NET EXPENSES(2)                                                             0.59


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 --        ---        ---        ---

JPMORGAN FEDERAL MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.


The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY OR GUARANTEED THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund.


To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURN(1),(2)

1995    5.31%
1996    4.81%
1997    4.98%
1998    4.87%
1999    4.52%
2000    5.68%
2001    3.56%
2002    1.14%
2003    0.48%


BEST QUARTER 4th quarter, 2000        1.47%
WORST QUARTER 3rd quarter, 2003       0.09%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.37%


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                                                  LIFE OF
                                 PAST 1 YEAR     PAST 5 YEARS     THE FUND
--------------------------------------------------------------------------
MORGAN SHARES                           0.48             3.05         3.94


(1)  THE FUND'S FISCAL YEAR END IS 8/31.
(2)  THE FUND COMMENCED OPERATIONS ON 4/20/94.

INVESTOR EXPENSES FOR MORGAN SHARES

The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)                                                           ____

TOTAL ANNUAL OPERATING EXPENSES                                             ____
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                                    ____

NET EXPENSES(2)                                                             0.70


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            ___         ___         ___          ___

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.


These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.


The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH-QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    3.50%
1995    5.17%
1996    4.73%
1997    4.91%
1998    4.84%
1999    4.26%
2000    5.49%
2001    3.47%
2002    1.18%
2003    0.54%


BEST QUARTER 4th quarter, 2000            1.46%
WORST QUARTER 4th quarter, 2003           0.10%



THE FUND'S YEAR-TO DATE TOTAL RETURN AS OF 9/30/04 WAS 0.39%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------
MORGAN SHARES                          0.54              2.97               3.80


* THE PERFORMANCE FOR THE PERIOD BEFORE MORGAN SHARES WERE LAUNCHED ON 5/3/96 IS BASED ON THE PERFORMANCE OF THE FUND'S PREDECESSOR, THE HANOVER 100% TREASURY SECURITIES MONEY MARKET FUND.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES

The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)                                                            ___

TOTAL ANNUAL OPERATING EXPENSES                                              ___
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    ___

NET EXPENSES(2)                                                             0.59


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE M0RGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 2/19/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            ___         ___         ___          ___

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.


The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994    2.15%
1995    3.13%
1996    2.91%
1997    3.16%
1998    2.99%
1999    2.77%
2000    3.65%
2001    2.38%
2002    0.99%
2003    0.53%


BEST QUARTER 4th quarter, 2000        0.96%
WORST QUARTER 3rd quarter, 2003       0.09%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.39%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
MORGAN SHARES                              0.53            2.06             2.46


(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES

The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)                                                           ____

TOTAL ANNUAL OPERATING EXPENSES                                             ____
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   ____

NET EXPENSES(2)                                                             0.59


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            ___         ___         ___          ___

JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. Municipal obligations in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. The remaining 20% of Assets may be invested in securities paying interest which is subject to federal and California personal income taxes or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to California personal income taxes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

The Fund will be particularly susceptible to difficulties affecting California and its municipalities. Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax professional for more information.

The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994    2.52%
1995    3.38%
1996    2.95%
1997    3.09%
1998    2.87%
1999    2.62%
2000    3.19%
2001    2.04%
2002    1.00%
2003    0.57%


BEST QUARTER 2nd quarter, 1995        0.88%
WORST QUARTER 3rd quarter, 2003       0.11%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.41%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
MORGAN SHARES                                0.57             1.88          2.42


(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES

The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)                                                           ____

TOTAL ANNUAL OPERATING EXPENSES                                             ____
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   ____

NET EXPENSES(2)                                                             0.55


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            ___         ___         ___          ___

JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. Municipal obligations in which the Fund can invest include those issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. The remaining 20% of Assets may be invested in securities paying interest which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 90 days or less, and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities. Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax professional for more information.

The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994    2.07%
1995    3.03%
1996    2.81%
1997    3.09%
1998    2.90%
1999    2.72%
2000    3.53%
2001    2.22%
2002    1.03%
2003    0.55%


BEST QUARTER 4th quarter, 2000        0.94%
WORST QUARTER 3rd quarter, 2003       0.09%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.39%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDING DECEMBER 31, 2003(1)



                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
MORGAN SHARES                                0.55           2.00            2.39


(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES

The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)                                                           ____

TOTAL ANNUAL OPERATING EXPENSES                                             ____
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                                    ____

NET EXPENSES(2)                                                             0.59


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            ___         ___         ___          ___

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust.

The trust is governed by trustees who are responsible for overseeing all business activities. Certain changes to the organization of the trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                                         %
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                     0.10

LIQUID ASSETS MONEY MARKET FUND                                             0.10

U.S. GOVERNMENT MONEY MARKET FUND                                           0.10

TREASURY PLUS MONEY MARKET FUND                                             0.10

FEDERAL MONEY MARKET FUND                                                   0.10

100% U.S. TREASURY SECURITIES MONEY MARKET FUND                             0.10

TAX FREE MONEY MARKET FUND                                                  0.10

CALIFORNIA TAX FREE MONEY MARKET FUND                                       0.10

NEW YORK TAX FREE MONEY MARKET FUND                                         0.10



FUND MANAGER COMPENSATION
All of the Fund portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Funds' other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of average daily net assets over $100 billion.


The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.35% of the average daily net assets of Morgan Shares of each Fund, and 0.25% of the average daily net assets of the Class B and Class C Shares of Prime Money Market Fund, held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.35% annual fee with respect to the Morgan Shares or the 0.25% annual fee with respect to the Class B and Class C Shares to such entities for performing shareholder and administrative services. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Morgan Shares of each Fund.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent in the place of JPMorgan Chase Bank. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds."

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

With the exception of Prime Money Market Fund, all of the Funds have adopted a Rule 12b-1 distribution plan under which they pay up to 0.10% of the average daily net assets attributed to Morgan Shares. The Prime Money Market Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class B and Class C Shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' Rule 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Morgan Shares of these Funds. Unlike the other money market funds in the prospectus, the Prime Money Market Fund also offers two additional classes of shares: Class B and Class C Shares. You do not pay any sales charge when you buy Class B or Class C Shares of the Prime Money Market Fund. You may have to pay a contingent deferred sales charge (CDSC) when you sell Class B or Class C Shares of the Prime Money Market Fund, depending on how long you have held them. In addition to these sales charges, certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense.


Different sales charges are associated with the Class B and Class C Shares of the Prime Money Market Fund:


- If you hold Class B Shares, you may be required to pay a CDSC when you sell your shares, depending on the length of your investment in the particular shares.

- If you hold Class C Shares, you may be required to pay a CDSC if you hold the shares for less than one year.


For more information about Class B and Class C Shares see "Distribution Arrangements."


The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Funds Service Center accepts your order.

You can buy Morgan shares through your investment representative (Financial Intermediary) that have an agreement with the Funds, or directly from the JPMorgan Funds Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries, including affiliates of JPMorgan Chase. Class B and Class C Shares are only available by exchanging Class B and Class C Shares of other JPMorgan Funds.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase request is received by the Fund or an authorized agent of the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase requests received after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or an authorized agent of the Fund receives your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund or an authorized agent of the Fund receives your purchase order after the cut-off time, we will process it at the next day's price.

Your Financial Intermediary will be responsible for transmitting your purchase order to the Fund or an authorized agent of the Fund by the Fund's cut-off time. Your Financial Intermediary may have an earlier cut-off time. In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:



PRIME MONEY MARKET FUND                                             5:00 P.M. ET

U.S. GOVERNMENT MONEY MARKET FUND                                   5:00 P.M. ET

TREASURY PLUS MONEY MARKET FUND                                     5:00 P.M. ET

FEDERAL MONEY MARKET FUND                                           2:00 P.M. ET

100% U.S. TREASURY SECURITIES MONEY MARKET FUND                     2:00 P.M. ET

LIQUID ASSETS MONEY MARKET FUND                                     3:00 P.M. ET

TAX FREE MONEY MARKET FUND                                          NOON ET

CALIFORNIA TAX FREE MONEY MARKET FUND                               NOON ET

NEW YORK TAX FREE MONEY MARKET FUND                                 NOON ET



The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICE CENTER
1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF                                               INITIAL        ADDITIONAL
ACCOUNT                                               INVESTMENT     INVESTMENTS
--------------------------------------------------------------------------------
REGULAR ACCOUNT                                       $    2,500     $       100

SYSTEMATIC INVESTMENT PLAN(1)                         $    1,000     $       100

IRAS                                                  $    1,000     $       100

SEP-IRAS                                              $    1,000     $       100

COVERDELL EDUCATION SAVINGS ACCOUNTS                  $      500     $       100


(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE BELOW.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.


GENERAL

The JPMorgan money market funds (including the Funds in this prospectus), are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC.

Make your check out to JPMorgan Funds in U.S. dollars. The Funds do not accept credit cards, cash, starter checks or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center or an Automated Clearing House (ACH) transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your Financial Intermediary to wire funds to:

JPMORGAN CHASE BANK, NA
ATTN:______________________
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
   (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
   (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
   (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 5:00 p.m., ET on the day that you placed your order.


You can buy shares in one of three ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund or an authorized agent of the Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed application or other instructions in proper form.


THROUGH A SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more monthly, quarterly or semi-annually. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SELLING FUND SHARES

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV per share calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if the Fund or an authorized agent of the Fund accepts your order before a Fund's cut-off time, the Fund will attempt to make available to you the proceeds the same business day. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, or more than one day for Prime Money Market Fund and Liquid Assets Money Market Fund, as federal securities laws permit.

If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

You can sell your shares in one of three ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Fund's shares you want to sell. The Fund or an authorized agent of the Fund must accept an order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to the JPMorgan Funds Service Center. Your Financial Intermediary may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by telephone, we will send the proceeds by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semi-annually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.


REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   The SEC has permitted a suspension; or

4.   An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.


EXCHANGING FUND SHARES

You can exchange your Morgan Shares for Morgan Shares in certain other JPMorgan Funds without paying a sales charge. This allows you to adjust your investments as your objectives change. You may pay a sales charge if you exchange your Morgan Shares for other classes of shares. You can exchange Class B Shares and Class C Shares of the Prime Money Market Fund for shares of the same class of another JPMorgan Fund. If you exchange Class B Shares of the Prime Money Market Fund for Class B Shares of another JPMorgan Fund, or Class C Shares of the Prime Money Market Fund for Class C Shares of another JPMorgan Fund, you will not pay a CDSC until you sell the shares of the other Fund. The amount of CDSC will be based on when you bought the original shares, not when you made the exchange. When you purchase by check or through an ACH transaction, you can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days or seven business days, respectively, after you buy your shares. You will need to meet any minimum investment requirements. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of three ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Funds Service Center. Your Financial Intermediary may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.


THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan Fund for another of the same class. You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.


DISTRIBUTION ARRANGEMENTS

To obtain free information regarding sales charges and elimination or waiver of sales charges on Class B and Class C shares of the Prime Money Market Fund, visit www.jpmorganfunds.com or call 1-800-348-4782. YOU MAY ALSO CONTACT YOUR FINANCIAL INTERMEDIARY ABOUT THE REDUCTION, ELIMINATION OR WAIVER OF SALES CHARGES.


CLASS B SHARES

The CDSC is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares; THEREFORE, YOU SHOULD RETAIN ANY RECORDS NECESSARY TO SUBSTANTIATE HISTORICAL COSTS BECAUSE THE DISTRIBUTOR, THE JPMORGAN FUNDS SERVICE CENTER, THE TRANSFER AGENT AND YOUR FINANCIAL INTERMEDIARY MAY NOT MAINTAIN SUCH INFORMATION. As the following table shows, the CDSC decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Morgan Shares at the beginning of the ninth year after you bought them.



YEAR               CDSC
------------------------
1                     5%
2                     4%
3                     3%
4                     3%
5                     2%
6                     1%
7                  NONE
8                  NONE



We calculate the CDSC from the month you buy your shares. We always sell the shares with the lowest CDSC first. Shares acquired by reinvestment of distributions can be sold without a CDSC.

Under certain circumstances, the CDSC on Class B Shares may be waived. Please refer to the Statement of Additional of Information for information regarding waivers of the Class B CDSC.


CLASS C SHARES

The CDSC is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The CDSC on Class C Shares disappears altogether after one year. We calculate the CDSC from the month you buy your shares. We always sell the shares with the lowest CDSC first. Shares acquired by reinvestment of distributions can be sold without a CDSC.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares do not convert to Morgan Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class B Shares.

Under certain circumstances, the CDSC on Class C Shares may be waived. Please refer to the Statement of Additional of Information for information regarding waivers of the Class C CDSC.


WHICH CLASS OF SHARES IS BEST?

Your Financial Intermediary will advise you about the best class of shares for you.

WAIVERS OF CDSC
No CDSC is imposed on redemptions of Class B or Class C shares of the Prime Money Market Fund:

1. If you withdraw no more than a specified amount (as indicated in "Selling Fund Shares -- Through a Systematic Withdrawal Plan") of the current balance of the Prime Money Market Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see "Selling Fund Shares -- Through a Systematic Withdrawal Plan."

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8. Exchanged for Class B or Class C shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read Exchanging Fund Shares.

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C shares, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the balance falls below $500, as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet the investment minimum over a 12-month period. We will give you 60 days' notice before closing your account. If your account is closed for this reason, you will not be charged a CDSC.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


Each Fund may issue multiple classes of shares. This prospectus relates only to Morgan Shares of the Funds and Class B and Class C Shares of the Prime Money Market Fund. Each class has different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.


Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund, California Tax Free Money Market Fund and New York Tax Free Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Tax Free Money Market Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. Similarly, for the California Tax Free Money Market Fund, California residents will not have to pay California personal income taxes on tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each

Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
Each business day, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

-  Lowering the investment advisory fees applicable to many of the One

   Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

- Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

- Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

- With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

- With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

- With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

- Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

- Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan

Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                         ACQUIRING FUNDS
----------------------------------------------------------------------------
JPMORGAN BOND                 MERGES WITH              ONE GROUP BOND FUND
FUND II (A SERIES OF           AND INTO                (A SERIES OF ONE
J.P. MORGAN MUTUAL                                     GROUP MUTUAL FUNDS)
FUND SELECT GROUP)

JPMORGAN EQUITY               MERGES WITH              ONE GROUP LARGE CAP
GROWTH FUND (A SERIES          AND INTO                GROWTH FUND (A SERIES
OF J.P. MORGAN MUTUAL                                  OF ONE GROUP MUTUAL
FUND INVESTMENT                                        FUNDS)
TRUST)

JPMORGAN EQUITY               MERGES WITH              ONE GROUP EQUITY
INCOME FUND (A                 AND INTO                INCOME FUND (A SERIES
SERIES OF J.P. MORGAN                                  OF ONE GROUP MUTUAL
MUTUAL FUND                                            FUNDS)
INVESTMENT TRUST)

JPMORGAN GLOBAL 50            MERGES WITH              JPMORGAN FLEMING
FUND (A SERIES OF              AND INTO                INTERNATIONAL
J.P. MORGAN SERIES                                     OPPORTUNITIES FUND (A
TRUST)                                                 SERIES OF J.P. MORGAN
                                                       INSTITUTIONAL FUNDS)

JPMORGAN LIQUID               MERGES WITH              ONE GROUP PRIME
ASSETS MONEY MARKET            AND INTO                MONEY MARKET FUND
FUND (A SERIES OF                                      (A SERIES OF ONE
J.P. MORGAN MUTUAL                                     GROUP MUTUAL FUNDS)
FUND TRUST)

JPMORGAN STRATEGIC            MERGES WITH              JPMORGAN GLOBAL
INCOME FUND (A                 AND INTO                STRATEGIC INCOME
SERIES OF J.P. MORGAN                                  FUND (A SERIES OF
MUTUAL FUND GROUP)                                     J.P. MORGAN
                                                       INSTITUTIONAL FUNDS)

ACQUIRED FUNDS                                         ACQUIRING FUNDS
----------------------------------------------------------------------------
JPMORGAN TAX FREE             MERGES WITH              ONE GROUP TAX-FREE
INCOME FUND (A                 AND INTO                BOND FUND (A SERIES
SERIES OF J.P. MORGAN                                  OF ONE GROUP MUTUAL
MUTUAL FUND SELECT                                     FUNDS)
TRUST)

JPMORGAN TREASURY             MERGES WITH              ONE GROUP U.S.
PLUS MONEY MARKET              AND INTO                TREASURY SECURITIES
FUND (A SERIES OF                                      MONEY MARKET FUND
J.P. MORGAN MUTUAL                                     (A SERIES OF ONE
FUND TRUST)                                            GROUP MUTUAL FUNDS)

JPMORGAN U.S.                 MERGE WITH               ONE GROUP
GOVERNMENT MONEY MARKET        AND INTO                GOVERNMENT MONEY
FUND (A SERIES OF                                      MARKET FUND (A SERIES
J.P. MORGAN MUTUAL                                     OF ONE GROUP
FUND TRUST)                                            MUTUAL FUNDS)
ONE GROUP U.S.
GOVERNMENT
SECURITIES MONEY
MARKET FUND (A
SERIES OF ONE
GROUP MUTUAL FUNDS)

JPMORGAN U.S.                 MERGE WITH               ONE GROUP SMALL CAP
SMALL COMPANY                  AND INTO                GROWTH FUND
OPPORTUNITIES FUND                                     (A SERIES OF ONE
(A SERIES OF                                           GROUP MUTUAL FUNDS)
J.P. MORGAN FUNDS)
JPMORGAN SMALL CAP
GROWTH FUND (A
SERIES OF J.P. MORGAN
FLEMING MUTUAL
FUND GROUP, INC.)

JPMORGAN U.S.                 MERGES WITH              ONE GROUP
TREASURY INCOME                AND INTO                GOVERNMENT BOND
FUND (A SERIES OF                                      FUND (A SERIES OF
J.P. MORGAN MUTUAL                                     ONE GROUP MUTUAL
FUND GROUP)                                            FUNDS)

ONE GROUP BALANCED            MERGES WITH              JPMORGAN DIVERSIFIED
FUND (A SERIES OF              AND INTO                FUND (A SERIES OF
ONE GROUP MUTUAL                                       J.P. MORGAN
FUNDS)                                                 INSTITUTIONAL FUNDS)

ONE GROUP                     MERGES WITH              JPMORGAN U.S. EQUITY
DIVERSIFIED EQUITY             AND INTO                FUND (A SERIES OF
FUND (A SERIES OF ONE                                  J.P. MORGAN
GROUP MUTUAL FUNDS)                                    INSTITUTIONAL FUNDS)

ONE GROUP                     MERGES WITH              JPMORGAN FLEMING
DIVERSIFIED                    AND INTO                INTERNATIONAL EQUITY
INTERNATIONAL FUND                                     FUND (A SERIES OF
(A SERIES OF ONE                                       J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                                    FUND SELECT GROUP)

ONE GROUP HEALTH              MERGES WITH              JPMORGAN GLOBAL
SCIENCES FUND                  AND INTO                HEALTHCARE FUND (A
(A SERIES OF ONE                                       SERIES OF J.P. MORGAN
GROUP MUTUAL FUNDS)                                    SERIES TRUST)

ONE GROUP                     MERGES WITH              JPMORGAN PRIME
INSTITUTIONAL PRIME            AND INTO                MONEY MARKET
MONEY MARKET FUND                                      FUND (A SERIES OF
(A SERIES OF ONE                                       J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                                    FUND TRUST)

ONE GROUP                     MERGES WITH              JPMORGAN
INTERMEDIATE TAX-              AND INTO                INTERMEDIATE TAXFREE
FREE BOND FUND (A                                      INCOME FUND (A SERIES
SERIES OF ONE GROUP                                    OF J.P. MORGAN
MUTUAL FUNDS)                                          MUTUAL FUND SELECT TRUST)

ONE GROUP TREASURY            MERGES WITH              JPMORGAN 100%
ONLY MONEY MARKET              AND INTO                U.S. TREASURY
FUND (A SERIES OF                                      SECURITIES MONEY
ONE GROUP MUTUAL                                       MARKET FUND (A SERIES
FUNDS)                                                 OF J.P. MORGAN MUTUAL
                                                       FUND TRUST)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28,

   2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses:
   One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

     JPMorgan Fleming Asia Equity Fund

     JPMorgan Fleming Emerging Markets Debt Fund

     JPMorgan Fleming Emerging Markets Equity Fund

     JPMorgan Fleming International Equity Fund

     JPMorgan Fleming International Growth Fund

     JPMorgan Fleming International Opportunities Fund

     JPMorgan Fleming International Small Cap Equity Fund

     JPMorgan Fleming International Value Fund

     JPMorgan Fleming Intrepid European Fund

     JPMorgan Fleming Japan Fund

     JPMorgan Fleming Tax Aware International Opportunities Fund

     JPMorgan Global 50 Fund

     JPMorgan Global Healthcare Fund

     JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN PRIME MONEY MARKET FUND, THE JPMORGAN LIQUID ASSETS MONEY MARKET FUND, THE JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND, THE JPMORGAN TREASURY PLUS MONEY MARKET FUND, AND THE JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                             PRIME MONEY MARKET FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                 MORGAN SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS% OF THE OFFERING PRICE^                NONE             NONE             NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS% OF
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS              NONE*            5.00%            1.00%



^ THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
  SALES CHARGE, IF ANY.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN, B AND C ASSETS)



                                 MORGAN SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                           0.08             0.08             0.08
DISTRIBUTION (RULE 12b-1) FEES            NONE             0.75             0.75
SHAREHOLDER SERVICE FEES                  0.35             0.25             0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE
REIMBURSEMENTS(2)                          ( )              ( )              ( )

NET EXPENSES(2)                           0.59             1.24             1.24



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59%, 1.24% AND 1.24%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Morgan, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
MORGAN SHARES ($)
CLASS B SHARES* ($)                                                           **
CLASS C SHARES* ($)



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                                                            **
CLASS C SHARES ($)



 * ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. ** REFLECTS CONVERSION OF CLASS B SHARES TO MORGAN SHARES AFTER THEY HAVE BEEN
   OWNED FOR EIGHT YEARS.

                         LIQUID ASSETS MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



                                                                   MORGAN SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    ( )

NET EXPENSES(2)                                                             0.59



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.



                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                        U.S. GOVERNMENT MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



                                                                   MORGAN SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    ( )

NET EXPENSES(2)                                                             0.59



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 2/19/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.



                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                         TREASURY PLUS MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



                                                                   MORGAN SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    ( )

NET EXPENSES(2)                                                             0.59



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                            FEDERAL MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



                                                                   MORGAN SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    ( )

NET EXPENSES(2)                                                             0.59



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                100% U.S. TREASURY SECURITIES MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



                                                                   MORGAN SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    ( )

NET EXPENSES(2)                                                             0.59



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 2/19/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                           TAX FREE MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



                                                                   MORGAN SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    ( )

NET EXPENSES(2)                                                             0.59



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                     CALIFORNIA TAX FREE MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



                                                                   MORGAN SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    ( )

NET EXPENSES(2)                                                             0.55



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.55% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                       NEW YORK TAX FREE MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



                                                                   MORGAN SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              0.10
SHAREHOLDER SERVICE FEES                                                    0.35
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    ( )

NET EXPENSES(2)                                                             0.59



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

LEGAL PROCEEDINGS RELATING TO BOIA AND CERTAIN OF ITS AFFILIATES
None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                    ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                             --+         0.01          0.04          0.05          0.04
       Less Dividends from Net Investment Income                       --+         0.01          0.04          0.05          0.04
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      0.25%         1.05%         4.43%         4.97%         4.07%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $       10    $       13    $       18    $       11    $       36
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                    1.21%         1.23%         1.24%         1.25%         1.25%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.27%         1.10%         4.17%         4.87%         4.00%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                       1.27%         1.26%         1.26%         1.27%         1.47%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.21%         1.07%         4.15%         4.85%         3.78%
---------------------------------------------------------------------------------------------------------------------------------

  +  Amount rounds to less than $.005.
(1)  Total Return figures do not include the effect of any deferred sales load.

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                    ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                             --+         0.01          0.04          0.05          0.04
       Less Dividends from Net Investment Income                       --+         0.01          0.04          0.05          0.04
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(b)                                                   0.25%         1.05%         4.43%         4.95%         3.85%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $        1    $        1    $       --*   $       --*   $        1
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                    1.21%         1.23%         1.24%         1.26%         1.45%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.25%         1.16%         4.17%         4.86%         3.75%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                                          1.27%         1.26%         1.26%         1.26%         1.45%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.19%         1.13%         4.15%         4.86%         3.75%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             MORGAN^
                                                               ------------------------------------------------------------------
                                                                     YEAR          YEAR          YEAR          YEAR     10/1/98**
                                                                    ENDED         ENDED         ENDED         ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                           0.01          0.02          0.05          0.06          0.04
       Less Dividends from Net Investment Income                     0.01          0.02          0.05          0.06          0.04
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(b)                                                   0.87%         1.71%         5.10%         5.65%         4.26%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $    4,627    $    7,552    $   10,367    $    1,475    $      515
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                    0.59%         0.58%         0.59%         0.59%         0.59%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.90%         1.72%         4.82%         5.53%         4.61%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                                          0.62%         0.61%         0.61%         0.61%         0.72%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.87%         1.69%         4.80%         5.51%         4.48%
---------------------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
  +  Amount rounds to less than $.005.
(1) Total Return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  *  Amount rounds to less than one million.
  ^  Formerly Vista Shares.

JPMORGAN LIQUID ASSETS MONEY MARKET FUND

                                                                                                               YEAR      4/1/02**
                                                                                                              ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                            8/31/03       8/31/02
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                                     $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                                     0.01          0.01
       Less Dividends from Net Investment Income                                                               0.01          0.01
                                                                                                         ----------    ----------
Net Asset Value, End of Period                                                                           $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                                0.95%         0.64%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                                $       18    $       17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                              0.54%         0.45%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                                     0.95%         1.51%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                             0.87%         0.83%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                                0.62%         1.13%
---------------------------------------------------------------------------------------------------------------------------------

 **  Commencement of operations.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND^

                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                    ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                           0.01          0.02          0.05          0.05          0.04
       Less Dividends from Net Investment Income                     0.01          0.02          0.05          0.05          0.04
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         0.84%         1.65%         4.93%         5.48%         4.55%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $    3,077    $    3,375    $    4,150    $    3,398    $    3,538
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                    0.59%         0.59%         0.59%         0.59%         0.59%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.84%         1.67%         4.80%         5.35%         4.46%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                       0.69%         0.68%         0.69%         0.69%         0.69%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.74%         1.58%         4.70%         5.25%         4.36%
---------------------------------------------------------------------------------------------------------------------------------

  ^  Formerly Vista Shares.

JPMORGAN TREASURY PLUS MONEY MARKET FUND^

                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                    ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                           0.01          0.02          0.05          0.05          0.04
       Less Dividends from Net Investment Income                     0.01          0.02          0.05          0.05          0.04
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         0.79%         1.59%         4.77%         5.29%         4.39%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $      782    $    1,103    $    1,567    $    1,367    $    1,734
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                    0.59%         0.59%         0.59%         0.59%         0.59%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.82%         1.57%         4.70%         5.14%         4.27%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                       0.70%         0.70%         0.72%         0.71%         0.69%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.71%         1.46%         4.57%         5.02%         4.17%
---------------------------------------------------------------------------------------------------------------------------------

  ^  Formerly Vista Shares.

JPMORGAN FEDERAL MONEY MARKET FUND^

                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                    ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                           0.01          0.01          0.05          0.05          0.04
       Less Dividends from Net Investment Income                     0.01          0.01          0.05          0.05          0.04
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         0.70%         1.51%         4.84%         5.29%         4.46%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $      311    $      452    $      658    $      576    $      550
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                    0.70%         0.70%         0.70%         0.70%         0.70%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.72%         1.53%         4.57%         5.17%         4.35%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                       0.79%         0.72%         0.74%         0.75%         0.78%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.63%         1.51%         4.53%         5.12%         4.27%
---------------------------------------------------------------------------------------------------------------------------------

  ^  Formerly Vista Shares.

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND^

                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                    ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                           0.01          0.02          0.05          0.05          0.04
       Less Dividends from Net Investment Income                     0.01          0.02          0.05          0.05          0.04
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         0.75%         1.55%         4.75%         5.02%         4.31%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $    2,535    $    3,526    $    4,027    $    3,535    $    3,312
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                    0.59%         0.59%         0.59%         0.59%         0.59%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.77%         1.53%         4.59%         4.92%         4.15%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                       0.69%         0.69%         0.71%         0.71%         0.71%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.67%         1.43%         4.47%         4.80%         4.03%
---------------------------------------------------------------------------------------------------------------------------------

  ^  Formerly Vista Shares.

JPMORGAN TAX FREE MONEY MARKET FUND^

                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                    ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                           0.01          0.01          0.03          0.03          0.03
       Less Dividends from Net Investment Income                     0.01          0.01          0.03          0.03          0.03
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         0.69%         1.21%         3.13%         3.37%         2.73%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $      655    $      903    $      907    $      895    $      754
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                    0.59%         0.59%         0.59%         0.59%         0.59%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.72%         1.14%         3.09%         3.33%         2.68%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                       0.69%         0.69%         0.72%         0.75%         0.73%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.62%         1.04%         2.96%         3.17%         2.54%
---------------------------------------------------------------------------------------------------------------------------------

  ^  Formerly Vista Shares.

JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND^

                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                    ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                           0.01          0.01          0.03          0.03          0.03
       Less Dividends from Net Investment Income                     0.01          0.01          0.03          0.03          0.03
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         0.72%         1.13%         2.70%         3.00%         2.66%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $      149    $      163    $       83    $       78    $       68
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                    0.55%         0.55%         0.55%         0.55%         0.55%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.72%         1.05%         2.68%         3.03%         2.55%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                       0.73%         0.76%         0.83%         0.90%         0.94%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.54%         0.84%         2.40%         2.68%         2.16%
---------------------------------------------------------------------------------------------------------------------------------

  ^  Formerly Vista Shares.

JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND^

                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                    ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  8/31/03       8/31/02       8/31/01       8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                           0.01          0.01          0.03          0.03          0.03
       Less Dividends from Net Investment Income                     0.01          0.01          0.03          0.03          0.03
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                      0.72%         1.20%         2.98%         3.27%         2.66%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                      $    1,662    $    2,123    $    2,439    $    1,831    $    1,505
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                    0.59%         0.59%         0.59%         0.59%         0.59%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                           0.72%         1.17%         2.88%         3.24%         2.61%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                       0.69%         0.69%         0.71%         0.70%         0.71%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                          0.62%         1.07%         2.76%         3.13%         2.49%
---------------------------------------------------------------------------------------------------------------------------------

  ^  Formerly Vista Shares.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


             The Funds' Investment Company Act File No. is 811-8358.

          (C) JPMorgan Chase & Co. All Rights Reserved. December 2004.

                                                                     PR-MMM-1204

PROSPECTUS DECEMBER 27, 2004



JPMORGAN MONEY MARKET FUNDS
PREMIER SHARES


PRIME MONEY MARKET FUND

LIQUID ASSETS MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND

FEDERAL MONEY MARKET FUND

100% U.S. TREASURY SECURITIES MONEY MARKET FUND

TAX FREE MONEY MARKET FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                        1

Liquid Assets Money Market Fund                                                6

U.S. Government Money Market Fund                                             11

Treasury Plus Money Market Fund                                               16

Federal Money Market Fund                                                     21

100% U.S. Treasury Securities Money Market Fund                               26

Tax Free Money Market Fund                                                    31

The Funds' Management and Administration                                      37

How Your Account Works                                                        40

   Buying Fund Shares                                                         40

   Selling Fund Shares                                                        43

   Exchanging Fund Shares                                                     44

   Other Information Concerning the Funds                                     45

Shareholder Information                                                       46

   Distributions and Taxes                                                    46

   Availability of Proxy Voting Record                                        46

   Portfolio Holdings Disclosure                                              46

Future Changes to Certain Information
   Concerning the Funds                                                       48

What the Terms Mean                                                           66

Financial Highlights                                                          67

How To Reach Us                                                       Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

- asset-backed securities

- repurchase agreements and reverse repurchase agreements

- taxable municipal obligations


The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.


To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS(1)


1994      4.10%
1995      5.66%
1996      5.20%
1997      5.37%
1998      5.32%
1999      4.97%
2000      6.18%
2001      3.92%
2002      1.46%
2003      0.80%


BEST QUARTER 3rd quarter, 2002             1.59%
WORST QUARTER 3rd quarter, 2003            0.17%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.61%.


AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
PREMIER SHARES                                 0.80          3.45           4.29



(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR PREMIER SHARES

The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)

MANAGEMENT FEES                                                       0.10
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                       0.45

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN LIQUID ASSETS MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to maximize current income consistent with the preservation of capital and same-day liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

- asset-backed securities

- repurchase agreements and reverse repurchase agreements

- taxable municipal obligations

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk.
You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. There may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

2003      0.87%


BEST QUARTER 1st quarter, 2003             0.22%
WORST QUARTER 3rd quarter, 2003            0.15%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.65%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                                                        LIFE OF
                                                        PAST 1 YEAR     THE FUND
--------------------------------------------------------------------------------
PREMIER SHARES                                                 0.87         1.17



(1)THE FUND'S FISCAL YEAR END IS 8/31.
(2)THE FUND COMMENCED OPERATIONS ON 04/01/02.

INVESTOR EXPENSES FOR PREMIER SHARES

The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)


MANAGEMENT FEES                                                       0.10
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)

NET EXPENSES(2)                                                       0.45


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through (as shown in the table and the related footnote) 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- debt securities issued or guaranteed by the U.S. Treasury its agencies or instrumentalities of the U.S. government and

- repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994      3.83%
1995      5.54%
1996      5.02%
1997      5.13%
1998      5.14%
1999      4.77%
2000      6.04%
2001      3.77%
2002      1.41%
2003      0.77%


BEST QUARTER 3rd quarter, 2000             1.56%
             4th quarter, 2000
WORST QUARTER 3rd quarter, 2003            0.16%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.58%.


AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------
PREMIER SHARES                         0.77              3.33               4.13


(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR PREMIER SHARES

The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)


MANAGEMENT FEES                                                       0.10
DISTRIBUTION (RULE 12b-1) FEES                                        0.10
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                       0.45


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 2/19/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TREASURY PLUS MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund.


To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1995      5.43%
1996      4.90%
1997      5.09%
1998      5.04%
1999      4.59%
2000      5.90%
2001      3.57%
2002      1.37%
2003      0.73%


BEST QUARTER 4th quarter, 2000             1.55%
WORST QUARTER 4th quarter, 2003            0.14%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.52%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                                                   LIFE OF
                                PAST 1 YEAR      PAST 5 YEARS      THE FUND
--------------------------------------------------------------------------------
PREMIER SHARES                         0.73              3.21           4.07


(1)  THE FUND'S FISCAL YEAR END IS 8/31.
(2)  THE FUND COMMENCED OPERATIONS ON 4/20/94.

INVESTOR EXPENSES FOR PREMIER SHARES

The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)


MANAGEMENT FEES                                                       0.10
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                       0.45


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN FEDERAL MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.


The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund.


To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1995      5.52%
1996      5.02%
1997      5.19%
1998      5.08%
1999      4.73%
2000      5.90%
2001      3.79%
2002      1.39%
2003      0.73%


BEST QUARTER 4th quarter, 2000             1.53%
WORST QUARTER 3rd quarter, 2003            0.15%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.55%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                                                        LIFE OF
                                     PAST 1 YEAR      PAST 5 YEARS      THE FUND
--------------------------------------------------------------------------------
PREMIER SHARES                              0.73              3.29          4.16


(1)  THE FUND'S FISCAL YEAR END IS 8/31.
(2)  THE FUND COMMENCED OPERATIONS ON 4/20/94.

INVESTOR EXPENSES FOR PREMIER SHARES

The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)


MANAGEMENT FEES                                                       0.10
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                       0.45


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.


These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.


The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      3.50%
1995      5.17%
1996      4.75%
1997      4.95%
1998      4.93%
1999      4.36%
2000      5.60%
2001      3.59%
2002      1.31%
2003      0.67%


BEST QUARTER 4th quarter, 2000             1.49%
WORST QUARTER 3rd quarter, 2003            0.14%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.49%.


AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------
PREMIER SHARES                         0.67              3.09               3.88



* THE PERFORMANCE FOR THE PERIOD BEFORE PREMIER SHARES WERE LAUNCHED ON 6/3/96 IS BASED ON THE PERFORMANCE OF THE MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. RETURNS FOR THE PERIOD 1/1/94 THROUGH 5/3/96 REFLECT THE PERFORMANCE OF THE FUND'S PREDECESSOR, THE HANOVER 100% TREASURY SECURITIES MONEY MARKET FUND.

(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR PREMIER SHARES

The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)


MANAGEMENT FEES                                                       0.10
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                       0.46


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.46% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.46%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 2/19/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.


The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments which that remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the impositions of government controls or regulations that do not match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994      2.46%
1995      3.42%
1996      3.04%
1997      3.23%
1998      3.05%
1999      2.83%
2000      3.71%
2001      2.48%
2002      1.13%
2003      0.67%


BEST QUARTER 4th quarter, 2000             0.98%
WORST QUARTER 3rd quarter, 2003            0.13%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.49%.


AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2003(1)



                                PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------
PREMIER SHARES                         0.67              2.16               2.60


(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR PREMIER SHARES

The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)


MANAGEMENT FEES                                                       0.10
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                       0.45


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Each Fund is a series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust.


The trust is governed by trustees who are responsible for over-seeing all business activities. Certain changes to the organization of the trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                                           %
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                     0.10

LIQUID ASSETS MONEY MARKET FUND                                             0.10

U.S. GOVERNMENT MONEY MARKET FUND                                           0.10

TREASURY PLUS MONEY MARKET FUND                                             0.10

FEDERAL MONEY MARKET FUND                                                   0.10

100% U.S. TREASURY SECURITIES MONEY

MARKET FUND                                                                 0.10

TAX FREE MONEY MARKET FUND                                                  0.10



FUND MANAGER COMPENSATION
All of the Fund portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Funds' other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of average daily net assets over $100 billion.


The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Premier Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent in the place of JPMorgan Chase Bank. For its services as shareholder servicing agent for the Funds, One Group Dealer Services, Inc. will receive an annual fee of 0.30% of the average daily net assets attributable to the Premier Class shares of each of the Funds. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds."


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of

JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

The U.S. Government Money Market Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.10% of the average daily net assets attributed to Premier Shares. This Rule 12b-1 Plan will no longer be effective with respect to the Premier Shares of the U.S. Government Money Market Fund effective February 19, 2005.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to the amount of actual expenses incurred.


Because Rule 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' Rule 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You do not pay any sales charge (sometimes called a load) when you buy Premier Shares of these Funds. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense.


The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Funds Service Center accepts your order.

You can buy shares through your investment representative (Financial Intermediary) or service organizations that have an agreement with the Funds, or directly from the JPMorgan Funds Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries, including affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary or service organization.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase request is received by the Fund or an authorized agent of the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase requests received after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or an authorized agent of the Fund receives your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund or an authorized agent of the Fund receives your purchase order after the cut-off time, we will process it at the next day's price.

Your Financial Intermediary or service organization will be responsible for transmitting your purchase order to the Fund or an authorized agent of the Fund by the Fund's cut-off time. Your Financial Intermediary or service organization may have an earlier cut-off time. In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:



PRIME MONEY MARKET FUND                                 5:00 P.M. ET

LIQUID ASSETS MONEY MARKET FUND                         3:00 P.M. ET

U.S. GOVERNMENT MONEY MARKET FUND                       5:00 P.M. ET

TREASURY PLUS MONEY MARKET FUND                         5:00 P.M. ET

FEDERAL MONEY MARKET FUND                               2:00 P.M. ET

100% U.S. TREASURY SECURITIES MONEY MARKET FUND         2:00 P.M. ET

TAX FREE MONEY MARKET FUND                                   NOON ET



The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICE CENTER
1-800-348-4782

MINIMUM INVESTMENTS
Investors must buy a minimum of $100,000 worth of Premier Shares in a Fund to open an account. There are no minimum levels for subsequent purchases, but you must always have at least $100,000 in your account. The minimum investment may be less for certain investors.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.


GENERAL

The JPMorgan money market funds (including the Funds in this prospectus), are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary or service organization. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Make your check out to JPMorgan Funds in U.S. dollars. The Funds do not accept credit cards, cash, starter checks or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center or an Automated Clearing House (ACH) transaction is subject to certain limitations. See Selling Fund Shares.


Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your Financial Intermediary or service organization to wire funds to:

JPMORGAN CHASE BANK, NA
ATTN:______________________
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-PREMIER)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 5:00 p.m., ET on the day that you placed your order.


You can buy shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization which Funds you want to buy and they will contact us. Your Financial Intermediary or service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries or service organization charge a single fee that covers all services.

The Fund or an authorized agent of the Fund must accept your order from your Financial Intermediary or service organization by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed application or other instructions in proper form.


SELLING FUND SHARES
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV per share calculated after the JPMorgan Funds Service Center accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if the Fund or an authorized agent of the Fund accepts your order before a Fund's cut-off time, the Fund will attempt to make available to you the proceeds the same business day. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, or more than one day for the Prime Money Market Fund and Liquid Assets Money Market Fund, as federal securities laws permit.

If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You may also need to have medallion signature guarantees for all registered owners or their legal representative if:

- you want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- you want your payment sent to an address bank account or payee other than the one currently designated on your Fund account.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization which Fund's shares you want to sell. The Fund or an authorized agent of the Fund must accept an order from your Financial Intermediary or service organization by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary or service organization will send the necessary documents to the JPMorgan Funds Service Center. Your Financial Intermediary or service organization may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.


If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by telephone, we will send the proceeds by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.


EXCHANGING FUND SHARES

You can exchange your Premier Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirements.

For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

When you purchase by check or through an ACH transaction, you can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV per share asset value, beginning 15 days or seven business days, respectively after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Funds Service Center. Your Financial Intermediary or service organization may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the balance falls below $100,000 as a result of selling shares. We may also close the account if you fail to meet the investment minimum over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary or service organization. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


Each Fund may issue multiple classes of shares. This prospectus relates only to Premier Shares of the Funds. Each class has different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
Each business day, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

- Lowering the investment advisory fees applicable to many of the One

  Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

- Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

- Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

- With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

- With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

- With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

- Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

- Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan

Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and
  (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                       ACQUIRING FUNDS
--------------------------------------------------------------------------------
JPMORGAN BOND                  MERGES WITH           ONE GROUP BOND FUND
FUND II (A SERIES OF             AND INTO            (A SERIES OF ONE
J.P. MORGAN MUTUAL                                   GROUP MUTUAL FUNDS)
FUND SELECT GROUP)

JPMORGAN EQUITY                MERGES WITH           ONE GROUP LARGE CAP
GROWTH FUND (A SERIES            AND INTO            GROWTH FUND (A SERIES
OF J.P. MORGAN MUTUAL                                OF ONE GROUP MUTUAL
FUND INVESTMENT                                      FUNDS)
TRUST)

JPMORGAN EQUITY                MERGES WITH           ONE GROUP EQUITY
INCOME FUND (A                   AND INTO            INCOME FUND (A SERIES
SERIES OF J.P. MORGAN                                OF ONE GROUP MUTUAL
MUTUAL FUND                                          FUNDS)
INVESTMENT TRUST)

JPMORGAN GLOBAL 50             MERGES WITH           JPMORGAN FLEMING
FUND (A SERIES OF                AND INTO            INTERNATIONAL
J.P. MORGAN SERIES                                   OPPORTUNITIES FUND (A
TRUST)                                               SERIES OF J.P. MORGAN
                                                     INSTITUTIONAL FUNDS)

JPMORGAN LIQUID                MERGES WITH           ONE GROUP PRIME
ASSETS MONEY MARKET              AND INTO            MONEY MARKET FUND
FUND (A SERIES OF                                    (A SERIES OF ONE
J.P. MORGAN MUTUAL                                   GROUP MUTUAL FUNDS)
FUND TRUST)

JPMORGAN STRATEGIC             MERGES WITH           JPMORGAN GLOBAL
INCOME FUND (A                   AND INTO            STRATEGIC INCOME
SERIES OF J.P. MORGAN                                FUND (A SERIES OF
MUTUAL FUND GROUP)                                   J.P. MORGAN
                                                     INSTITUTIONAL FUNDS)

ACQUIRED FUNDS                                       ACQUIRING FUNDS
--------------------------------------------------------------------------------
JPMORGAN TAX FREE              MERGES WITH           ONE GROUP TAX-FREE
INCOME FUND (A                   AND INTO            BOND FUND (A SERIES
SERIES OF J.P. MORGAN                                OF ONE GROUP MUTUAL
MUTUAL FUND SELECT                                   FUNDS)
TRUST)

JPMORGAN TREASURY              MERGES WITH           ONE GROUP U.S.
PLUS MONEY MARKET                AND INTO            TREASURY SECURITIES
FUND (A SERIES OF                                    MONEY MARKET FUND
J.P. MORGAN MUTUAL                                   (A SERIES OF ONE
FUND TRUST)                                          GROUP MUTUAL FUNDS)

JPMORGAN U.S.                  MERGE WITH            ONE GROUP
GOVERNMENT MONEY MARKET          AND INTO            GOVERNMENT MONEY
FUND (A SERIES OF                                    MARKET FUND (A SERIES
J.P. MORGAN MUTUAL                                   OF ONE GROUP
FUND TRUST)                                          MUTUAL FUNDS)
ONE GROUP U.S.
GOVERNMENT
SECURITIES MONEY
MARKET FUND (A
SERIES OF ONE
GROUP MUTUAL FUNDS)

JPMORGAN U.S.                  MERGE WITH            ONE GROUP SMALL CAP
SMALL COMPANY                    AND INTO            GROWTH FUND
OPPORTUNITIES FUND                                   (A SERIES OF ONE
(A SERIES OF                                         GROUP MUTUAL FUNDS)
J.P. MORGAN FUNDS)
JPMORGAN SMALL CAP
GROWTH FUND (A
SERIES OF J.P. MORGAN
FLEMING MUTUAL
FUND GROUP, INC.)

JPMORGAN U.S.                  MERGES WITH           ONE GROUP
TREASURY INCOME                  AND INTO            GOVERNMENT BOND
FUND (A SERIES OF                                    FUND (A SERIES OF
J.P. MORGAN MUTUAL                                   ONE GROUP MUTUAL
FUND GROUP)                                          FUNDS)

ONE GROUP BALANCED             MERGES WITH           JPMORGAN DIVERSIFIED
FUND (A SERIES OF                AND INTO            FUND (A SERIES OF
ONE GROUP MUTUAL                                     J.P. MORGAN
FUNDS)                                               INSTITUTIONAL FUNDS)

ONE GROUP                      MERGES WITH           JPMORGAN U.S. EQUITY
DIVERSIFIED EQUITY               AND INTO            FUND (A SERIES OF
FUND (A SERIES OF ONE                                J.P. MORGAN
GROUP MUTUAL FUNDS)                                  INSTITUTIONAL FUNDS)

ONE GROUP                      MERGES WITH           JPMORGAN FLEMING
DIVERSIFIED                      AND INTO            INTERNATIONAL EQUITY
INTERNATIONAL FUND                                   FUND (A SERIES OF
(A SERIES OF ONE                                     J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                                  FUND SELECT GROUP)

ONE GROUP HEALTH               MERGES WITH           JPMORGAN GLOBAL
SCIENCES FUND                    AND INTO            HEALTHCARE FUND (A
(A SERIES OF ONE                                     SERIES OF J.P. MORGAN
GROUP MUTUAL FUNDS)                                  SERIES TRUST)

ONE GROUP                      MERGES WITH           JPMORGAN PRIME
INSTITUTIONAL PRIME              AND INTO            MONEY MARKET
MONEY MARKET FUND                                    FUND (A SERIES OF
(A SERIES OF ONE                                     J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                                  FUND TRUST)

ONE GROUP                      MERGES WITH           JPMORGAN
INTERMEDIATE TAX-                AND INTO            INTERMEDIATE TAX FREE
FREE BOND FUND (A                                    INCOME FUND (A SERIES
SERIES OF ONE GROUP                                  OF J.P. MORGAN
MUTUAL FUNDS)                                        MUTUAL FUND SELECT TRUST)

ONE GROUP TREASURY             MERGES WITH           JPMORGAN 100%
ONLY MONEY MARKET                AND INTO            U.S. TREASURY
FUND (A SERIES OF                                    SECURITIES MONEY
ONE GROUP MUTUAL                                     MARKET FUND (A SERIES
FUNDS)                                               OF J.P. MORGAN MUTUAL
                                                     FUND TRUST)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of cer tainof the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

  - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

  - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

  - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

  - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

  - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

  - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28,

  2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

    JPMorgan Fleming Asia Equity Fund

    JPMorgan Fleming Emerging Markets Debt Fund

    JPMorgan Fleming Emerging Markets Equity Fund

    JPMorgan Fleming International Equity Fund

    JPMorgan Fleming International Growth Fund

    JPMorgan Fleming International Opportunities Fund

    JPMorgan Fleming International Small Cap Equity Fund

    JPMorgan Fleming International Value Fund

    JPMorgan Fleming Intrepid European Fund

    JPMorgan Fleming Japan Fund

    JPMorgan Fleming Tax Aware International Opportunities Fund

    JPMorgan Global 50 Fund

    JPMorgan Global Healthcare Fund

    JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN PRIME MONEY MARKET FUND, THE JPMORGAN LIQUID ASSETS MONEY MARKET FUND, THE JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND, THE JPMORGAN TREASURY PLUS MONEY MARKET FUND, AND THE JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                             PRIME MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



                                                                  PREMIER SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.45



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45%, OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.



                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                         LIQUID ASSETS MONEY MARKET FUND

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



                                                                  PREMIER SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.45



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.



                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                        U.S. GOVERNMENT MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



                                                                  PREMIER SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.45



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 2/19/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.



                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                         TREASURY PLUS MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



                                                                  PREMIER SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.45



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.



                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                            FEDERAL MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



                                                                  PREMIER SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.45



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.



                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



                                                                  PREMIER SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.46



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.46% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 2/19/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.



                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                           TAX FREE MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



                                                                  PREMIER SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.45



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.



                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

LEGAL PROCEEDINGS RELATING TO BOIA AND CERTAIN OF ITS AFFILIATES
None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.06        0.05

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.06        0.05
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               1.01%       1.85%       5.25%       5.81%       4.90%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $  5,412    $  5,182    $  2,153    $  1,841    $  1,094
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.45%       0.44%       0.45%       0.45%       0.45%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 1.00%       1.80%       4.96%       5.67%       4.77%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.46%       0.47%       0.49%       0.49%       0.49%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                0.99%       1.77%       4.92%       5.63%       4.73%
-------------------------------------------------------------------------------------------------------------------------------

JPMORGAN LIQUID ASSETS MONEY MARKET FUND

                                                                                                               YEAR    4/1/02**
                                                                                                              ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                            8/31/03     8/31/02
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                                       $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                                                     0.01        0.01

     Less Dividends from Net Investment Income                                                                 0.01        0.01
                                                                                                           --------    --------
Net Asset Value, End of Period                                                                             $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                                1.09%       0.70%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                                  $     36    $     26
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                              0.40%       0.31%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                                     1.08%       1.65%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                             0.51%       0.63%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                                                    0.97%       1.33%
-------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of operations.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.05        0.05

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.05        0.05
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               0.98%       1.79%       5.08%       5.62%       4.70%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $  1,113    $  1,047    $  1,251    $  1,134    $    922
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.45%       0.45%       0.45%       0.45%       0.45%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 0.96%       1.79%       4.95%       5.50%       4.60%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.57%       0.57%       0.59%       0.58%       0.58%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                0.84%       1.67%       4.81%       5.37%       4.47%
-------------------------------------------------------------------------------------------------------------------------------

JPMORGAN TREASURY PLUS MONEY MARKET FUND

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.05        0.04

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.05        0.04
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               0.94%       1.73%       4.91%       5.44%       4.54%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $  1,228    $    818    $    326    $    228    $    476
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.45%       0.45%       0.45%       0.45%       0.45%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 0.91%       1.68%       4.84%       5.28%       4.42%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.49%       0.49%       0.52%       0.51%       0.50%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                0.87%       1.64%       4.77%       5.22%       4.37%
-------------------------------------------------------------------------------------------------------------------------------

JPMORGAN FEDERAL MONEY MARKET FUND

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.05        0.05

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.05        0.05
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               0.95%       1.77%       5.07%       5.50%       4.67%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $  1,214    $  1,404    $    276    $    279    $    298
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.45%       0.45%       0.49%       0.50%       0.50%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 0.96%       1.73%       4.78%       5.35%       4.56%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.47%       0.47%       0.49%       0.50%       0.50%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                0.94%       1.71%       4.78%       5.35%       4.56%
-------------------------------------------------------------------------------------------------------------------------------

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.05        0.04

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.05        0.04
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               0.88%       1.68%       4.84%       5.12%       4.40%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $    489    $    353    $    133    $    116    $     24
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.46%       0.46%       0.48%       0.49%       0.50%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 0.85%       1.52%       4.70%       5.02%       4.22%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.47%       0.48%       0.52%       0.53%       0.56%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                0.84%       1.50%       4.66%       4.98%       4.16%
-------------------------------------------------------------------------------------------------------------------------------

JPMORGAN TAX FREE MONEY MARKET FUND

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.01        0.03        0.03        0.03

     Less Dividends from Net Investment Income                             0.01        0.01        0.03        0.03        0.03
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               0.83%       1.35%       3.21%       3.41%       2.78%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $  3,429    $  3,066    $    116    $    120    $    130
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.45%       0.45%       0.51%       0.55%       0.54%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 0.82%       1.25%       3.17%       3.40%       2.74%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.47%       0.48%       0.53%       0.59%       0.56%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                0.80%       1.22%       3.15%       3.26%       2.72%
-------------------------------------------------------------------------------------------------------------------------------

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


             The Funds' Investment Company Act File No. is 811-8358.

          (C) JPMorgan Chase & Co. All Rights Reserved. December 2004.

                                                                     PR-MMP-1204

PROSPECTUS DECEMBER 27, 2004



JPMORGAN MONEY MARKET FUNDS
AGENCY SHARES



PRIME MONEY MARKET FUND


LIQUID ASSETS MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND

FEDERAL MONEY MARKET FUND

100% U.S. TREASURY SECURITIES MONEY MARKET FUND

TAX FREE MONEY MARKET FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                        1

Liquid Assets Money Market Fund                                                7

U.S. Government Money Market Fund                                             12

Treasury Plus Money Market Fund                                               17

Federal Money Market Fund                                                     22

100% U.S. Treasury Securities Money Market Fund                               27

Tax Free Money Market Fund                                                    32

The Funds' Management and Administration                                      37

How Your Account Works                                                        40

  Buying Fund Shares                                                          40

  Selling Fund Shares                                                         43

  Exchanging Fund Shares                                                      44

  Other Information Concerning the Funds                                      44

Shareholder Information                                                       46

  Distributions and Taxes                                                     46

  Availability of Proxy Voting Record                                         46

  Portfolio Holdings Disclosure                                               46

Future Changes to Certain Information
  Concerning the Funds                                                        48

What the Terms Mean                                                           66

Financial Highlights                                                          67

How To Reach Us                                                       Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations


The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that investment must have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.


To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    4.21%
1995    5.84%
1996    5.40%
1997    5.58%
1998    5.53%
1999    5.17%
2000    6.38%
2001    4.12%
2002    1.66%
2003    0.99%


BEST QUARTER 3rd quarter, 2000     1.64%
WORST QUARTER 3rd quarter, 2003    0.22%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS   %.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                 PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
AGENCY SHARES                           0.99              3.64              4.48



* THE PERFORMANCE FOR THE PERIOD BEFORE AGENCY SHARES WERE LAUNCHED ON 4/26/94 IS BASED ON THE PERFORMANCE OF PREMIER SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN LIQUID ASSETS MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to maximize current income consistent with the preservation of capital and same-day liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations


The dollar weighted averaged maturity of the Fund will be 90 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. There may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

2003     1.07%


BEST QUARTER 1st quarter, 2003         0.31%
WORST QUARTER   3rd quarter, 2003      0.24%
                4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.79%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                    PAST 1 YEAR   LIFE OF THE FUND
------------------------------------------------------------------
AGENCY SHARES                              1.07               1.36



(1) THE FUND'S FISCAL YEAR END IS 8/31.
(2) THE FUND COMMENCED OPERATIONS ON 04/01/02.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. This example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- debt securities issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities of the U.S. government and

- repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.


To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS(1)


1994         4.12%
1995         5.83%
1996         5.33%
1997         5.46%
1998         5.38%
1999         4.97%
2000         6.25%
2001         3.97%
2002         1.60%
2003         0.96%


BEST QUARTER 4th quarter, 2000        1.61%
WORST QUARTER 3rd quarter, 2003       0.21%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.72%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003



                                    PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
AGENCY SHARES                              0.96             3.53            4.37



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 2/19/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TREASURY PLUS MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

-  repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund.


To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1995          5.62%
1996          5.14%
1997          5.35%
1998          5.29%
1999          4.79%
2000          6.11%
2001          3.77%
2002          1.58%
2003          0.93%


BEST QUARTER 4th quarter, 2000           1.60%
WORST QUARTER 4th quarter, 2003          0.19%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.68%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                 PAST 1 YEAR    PAST 5 YEARS    LIFE OF THE FUND
--------------------------------------------------------------------------------
AGENCY SHARES                           0.93            3.42                4.28


(1)  THE FUND'S FISCAL YEAR END IS 8/31.
(2)  THE FUND COMMENCED OPERATIONS ON 4/20/94.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.25


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN FEDERAL MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.


The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund.


To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1995          5.71%
1996          5.24%
1997          5.43%
1998          5.32%
1999          4.98%
2000          6.14%
2001          4.01%
2002          1.58%
2003          0.92%


BEST QUARTER 4th quarter, 2000             1.58%
WORST QUARTER 3rd quarter, 2003            0.20%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.70%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                               PAST 1 YEAR     PAST 5 YEARS     LIFE OF THE FUND
--------------------------------------------------------------------------------
AGENCY SHARES                         0.92             3.51                 4.38


(1)  THE FUND'S FISCAL YEAR END IS 8/31.
(2)  THE FUND COMMENCED OPERATIONS ON 4/20/94.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.


These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.


The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF THE FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994          3.50%
1995          5.17%
1996          4.94%
1997          5.24%
1998          5.23%
1999          4.62%
2000          5.85%
2001          3.82%
2002          1.52%
2003          0.88%


BEST QUARTER 4th quarter, 2000           1.54%
WORST QUARTER 4th quarter, 2003          0.19%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.64%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                  PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
AGENCY SHARES                            0.88             3.32              4.07



* THE PERFORMANCE FOR THE PERIOD BEFORE AGENCY SHARES WERE LAUNCHED ON 6/3/96 IS BASED ON THE PERFORMANCE OF MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. RETURNS FOR THE PERIOD 1/1/94 THROUGH 5/3/96 REFLECT THE PERFORMANCE OF THE FUND'S PREDECESSOR, THE HANOVER 100% TREASURY SECURITIES MONEY MARKET FUND.

(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.25


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 2/19/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.


The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF THE FDIC INSURANCE
-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.


To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS,(1)


1994          2.67%
1995          3.68%
1996          3.31%
1997          3.50%
1998          3.33%
1999          3.11%
2000          3.99%
2001          2.71%
2002          1.32%
2003          0.86%


BEST QUARTER 4th quarter, 2000           1.04%
WORST QUARTER 3rd quarter, 2003          0.17%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.64%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                  PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
AGENCY SHARES                            0.86             2.39              2.85



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Each Fund is a series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust.


The trust is governed by trustees who are responsible for overseeing all business activities. Certain changes to the organization of the trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                                         %
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                     0.10

LIQUID ASSETS MONEY MARKET FUND                                             0.10

U.S. GOVERNMENT MONEY MARKET FUND                                           0.10

TREASURY PLUS MONEY MARKET FUND                                             0.10

FEDERAL MONEY MARKET FUND                                                   0.10

100% U.S. TREASURY SECURITIES MONEY MARKET FUND                             0.10

TAX FREE MONEY MARKET FUND                                                  0.10



FUND MANAGER COMPENSATION
All of the Fund portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Funds' other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of average daily net assets over $100 billion.


The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of 0.10% of the average daily net assets of Agency Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent in the place of JPMorgan Chase Bank. For its services as shareholder servicing agent for the Funds, One Group Dealer Services, Inc. will receive an annual fee of 0.15% of the average daily net assets attributable to the Agency Class shares of each of the Funds. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds."


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' Rule 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Agency Shares of these Funds. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense.


The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

You can buy shares through your investment representative (Financial Intermediary) or service organizations, that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries, including affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary or service organization.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase request is received by the Fund or an authorized agent of the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase requests received after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or an authorized agent of the Fund receives your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund or an authorized agent of the Fund receives your purchase order after the cut-off time, we will process it at the next day's price.

Your Financial Intermediary or service organization will be responsible for transmitting your purchase order to the Fund or an authorized agent of the Fund by the Fund's cut-off time. Your Financial Intermediary or service organization may have an earlier cut-off time. In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:



PRIME MONEY MARKET FUND                              5:00 P.M. ET

LIQUID ASSETS MONEY MARKET FUND                      3.00 P.M. ET

U.S. GOVERNMENT MONEY MARKET FUND                    5:00 P.M. ET

TREASURY PLUS MONEY MARKET FUND                      5:00 P.M. ET

FEDERAL MONEY MARKET FUND                            2:00 P.M. ET

100% U.S. TREASURY SECURITIES MONEY MARKET FUND      2:00 P.M. ET

TAX FREE MONEY MARKET FUND                                NOON ET



The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.


The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get Fund information, call:

JPMorgan Institutional Funds
Service Center
1-800-766-7722

MINIMUM INVESTMENTS

The minimum amount for initial investments in each Fund by a Financial Intermediary, service organization or individual is $10,000,000 and $25,000 for additional investments, although the minimum investment may be less for some investors. Shareholders of the Funds prior to 1/1/02 will be subject to a minimum of $1,000,000.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.


GENERAL

The JPMorgan money market funds (including the Funds in this prospectus), are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary or service organization. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. The Funds do not accept credit cards, cash, starter checks or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center is subject to certain limitations. See Selling Fund Shares.


Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your Financial Intermediary or service organization to wire funds to:

JPMORGAN CHASE BANK, NA
ATTN:
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-AGENCY)
YOUR FUND NUMBER & ACCOUNT
  NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: XYZ CORPORATION)

Orders by wire may be cancelled if the JPMorgan Institutional Funds Service Center does not receive payment by 5:00 p.m., ET on the day that you placed your order.


You can buy shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization which Funds you want to buy and they will contact us. Your Financial Intermediary or service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries or service organizations charge a single fee that covers all services.

The Fund or an authorized agent of the Fund must accept your order from your Financial Intermediary or service organization by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.


Your service organization is paid by the Funds to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers' investments in the Funds:

-  Acting directly or through an agent, as the sole shareholder of record

-  Maintaining account records for customers

-  Processing orders to purchase, redeem or exchange shares for customers

-  Responding to inquiries from shareholders

-  Assisting customers with investment procedures.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713


The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire or a check is received together with a completed application or other instructions in proper form.


SELLING FUND SHARES

You can sell your shares on any day that the JPMorgan Institutional Funds Service Center is accepting purchase orders. You will receive the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if the Fund or an authorized agent of the Fund accepts your order before a Fund's cut-off time, the Fund will attempt to make available to you the proceeds the same business day. You will not be permitted to enter a redemption order for shares purchased by check for 15 days, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, or more than one day for the Prime Money Market Fund and Liquid Assets Money Market Fund, as federal securities laws permit.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization which Fund's shares you want to sell. The Fund or an authorized agent of the Fund must accept an order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary or service organization will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary or service organization may charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.


EXCHANGING FUND SHARES

You can exchange your Agency Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirements.


For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.


When you purchase by check, you can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV per share, beginning 15 days after you buy your shares.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.


You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary or service organization may charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the balance falls below the minimum as a result of selling shares. We may also close the account if you fail to meet the investment minimum over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary or service organization. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713


Each Fund may issue multiple classes of shares. This prospectus relates only to Agency Shares of the Funds. Each class has different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
Each business day, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the prior business day.

Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   -  Lowering the investment advisory fees applicable to many of the One

      Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan

Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                        ACQUIRING FUNDS
-----------------------------------------------------------
JPMORGAN BOND           MERGES WITH   ONE GROUP BOND FUND
FUND II (A SERIES OF     AND INTO     (A SERIES OF ONE
J.P. MORGAN MUTUAL                    GROUP MUTUAL FUNDS)
FUND SELECT GROUP)

JPMORGAN EQUITY         MERGES WITH   ONE GROUP LARGE CAP
GROWTH FUND (A           AND INTO     GROWTH FUND (A SERIES
SERIES OF                             OF ONE GROUP MUTUAL
J.P. MORGAN MUTUAL                    FUNDS)
FUND INVESTMENT
TRUST)

JPMORGAN EQUITY         MERGES WITH   ONE GROUP EQUITY
INCOME FUND (A           AND INTO     INCOME FUND (A SERIES
SERIES OF J.P. MORGAN                 OF ONE GROUP MUTUAL
MUTUAL FUND                           FUNDS)
INVESTMENT TRUST)

JPMORGAN GLOBAL 50      MERGES WITH   JPMORGAN FLEMING
FUND (A SERIES OF        AND INTO     INTERNATIONAL
J.P. MORGAN SERIES                    OPPORTUNITIES FUND (A
TRUST)                                SERIES OF J.P. MORGAN
                                      INSTITUTIONAL FUNDS)

JPMORGAN LIQUID         MERGES WITH   ONE GROUP PRIME
ASSETS MONEY MARKET      AND INTO     MONEY MARKET FUND
FUND (A SERIES OF                     (A SERIES OF ONE
J.P. MORGAN MUTUAL                    GROUP MUTUAL FUNDS)
FUND TRUST)

JPMORGAN STRATEGIC      MERGES WITH   JPMORGAN GLOBAL
INCOME FUND (A           AND INTO     STRATEGIC INCOME
SERIES OF J.P. MORGAN                 FUND (A SERIES OF
MUTUAL FUND GROUP)                    J.P. MORGAN
                                      INSTITUTIONAL FUNDS)

ACQUIRED FUNDS                        ACQUIRING FUNDS
-----------------------------------------------------------
JPMORGAN TAX FREE       MERGES WITH   ONE GROUP TAX-FREE
INCOME FUND (A           AND INTO     BOND FUND (A SERIES
SERIES OF J.P. MORGAN                 OF ONE GROUP MUTUAL
MUTUAL FUND SELECT                    FUNDS)
TRUST)

JPMORGAN TREASURY       MERGES WITH   ONE GROUP U.S.
PLUS MONEY MARKET        AND INTO     TREASURY SECURITIES
FUND (A SERIES OF                     MONEY MARKET FUND
J.P. MORGAN MUTUAL                    (A SERIES OF ONE
FUND TRUST)                           GROUP MUTUAL FUNDS)

JPMORGAN U.S.           MERGE WITH    ONE GROUP
GOVERNMENT MONEY         AND INTO     GOVERNMENT MONEY
MARKET FUND                           MARKET FUND (A SERIES
(A SERIES OF                          OF ONE GROUP
J.P. MORGAN MUTUAL                    MUTUAL FUNDS)
FUND TRUST)
ONE GROUP U.S.
GOVERNMENT
SECURITIES MONEY
MARKET FUND (A
SERIES OF ONE
GROUP MUTUAL FUNDS)

JPMORGAN U.S.           MERGE WITH    ONE GROUP SMALL CAP
SMALL COMPANY            AND INTO     GROWTH FUND
OPPORTUNITIES FUND                    (A SERIES OF ONE
(A SERIES OF                          GROUP MUTUAL FUNDS)
J.P. MORGAN FUNDS)
JPMORGAN SMALL CAP
GROWTH FUND (A
SERIES OF J.P. MORGAN
FLEMING MUTUAL
FUND GROUP, INC.)

JPMORGAN U.S.           MERGES WITH   ONE GROUP
TREASURY INCOME          AND INTO     GOVERNMENT BOND
FUND (A SERIES OF                     FUND (A SERIES OF
J.P. MORGAN MUTUAL                    ONE GROUP MUTUAL
FUND GROUP)                           FUNDS)

ONE GROUP BALANCED      MERGES WITH   JPMORGAN DIVERSIFIED
FUND (A SERIES OF        AND INTO     FUND (A SERIES OF
ONE GROUP MUTUAL                      J.P. MORGAN
FUNDS)                                INSTITUTIONAL FUNDS)

ONE GROUP               MERGES WITH   JPMORGAN U.S. EQUITY
DIVERSIFIED EQUITY       AND INTO     FUND (A SERIES OF
FUND (A SERIES OF ONE                 J.P. MORGAN
GROUP MUTUAL FUNDS)                   INSTITUTIONAL FUNDS)

ONE GROUP               MERGES WITH   JPMORGAN FLEMING
DIVERSIFIED              AND INTO     INTERNATIONAL EQUITY
INTERNATIONAL FUND                    FUND (A SERIES OF
(A SERIES OF ONE                      J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                   FUND SELECT GROUP)

ONE GROUP HEALTH        MERGES WITH   JPMORGAN GLOBAL
SCIENCES FUND            AND INTO     HEALTHCARE FUND (A
(A SERIES OF ONE                      SERIES OF J.P. MORGAN
GROUP MUTUAL FUNDS)                   SERIES TRUST)

ONE GROUP               MERGES WITH   JPMORGAN PRIME
INSTITUTIONAL PRIME      AND INTO     MONEY MARKET
MONEY MARKET FUND                     FUND (A SERIES OF
(A SERIES OF ONE                      J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                   FUND TRUST)

ONE GROUP               MERGES WITH   JPMORGAN
INTERMEDIATE TAX-        AND INTO     INTERMEDIATE TAX FREE
FREE BOND FUND (A                     INCOME FUND (A SERIES
SERIES OF ONE GROUP                   OF J.P. MORGAN
MUTUAL FUNDS)                         MUTUAL FUND SELECT
                                      TRUST)

ONE GROUP TREASURY      MERGES WITH   JPMORGAN 100%
ONLY MONEY MARKET        AND INTO     U.S. TREASURY
FUND (A SERIES OF                     SECURITIES MONEY
ONE GROUP MUTUAL                      MARKET FUND (A SERIES
FUNDS)                                OF J.P. MORGAN MUTUAL
                                      FUND TRUST)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28,

   2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses:
   One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

      JPMorgan Fleming Asia Equity Fund

      JPMorgan Fleming Emerging Markets Debt Fund

      JPMorgan Fleming Emerging Markets Equity Fund

      JPMorgan Fleming International Equity Fund

      JPMorgan Fleming International Growth Fund

      JPMorgan Fleming International Opportunities Fund

      JPMorgan Fleming International Small Cap Equity Fund

      JPMorgan Fleming International Value Fund

      JPMorgan Fleming Intrepid European Fund

      JPMorgan Fleming Japan Fund

      JPMorgan Fleming Tax Aware International Opportunities Fund

      JPMorgan Global 50 Fund

      JPMorgan Global Healthcare Fund

      JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON FEBRUARY 18, 2006. WITH RESPECT TO THE JPMORGAN PRIME MONEY MARKET FUND, THE JPMORGAN LIQUID ASSETS MONEY MARKET FUND, THE JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND, THE JPMORGAN TREASURY PLUS MONEY MARKET FUND, AND THE JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                             PRIME MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



                                                           AGENCY SHARES
------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.08
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.15
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                     0.26



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.26%, OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.



                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                         LIQUID ASSETS MONEY MARKET FUND

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



                                                                   AGENCY SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                        U.S. GOVERNMENT MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



                                                                  AGENCY SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 2/19/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                         TREASURY PLUS MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



                                                                   AGENCY SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.25



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                            FEDERAL MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



                                                                   AGENCY SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



                                                                   AGENCY SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 2/19/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                           TAX FREE MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



                                                                   AGENCY SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.26



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

LEGAL PROCEEDINGS RELATING TO BOIA AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND@

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.06        0.05

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.06        0.05
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               1.20%       2.05%       5.45%       6.01%       5.10%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $ 12,648    $ 12,562    $ 16,676    $  9,430    $  8,161
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.26%       0.25%       0.26%       0.26%       0.26%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 1.20%       2.08%       5.15%       5.86%       4.96%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.31%       0.32%       0.33%       0.33%       0.33%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                    1.15%       2.01%       5.08%       5.79%       4.89%
-------------------------------------------------------------------------------------------------------------------------------

@ Formerly Institutional Shares.

JPMORGAN LIQUID ASSETS MONEY MARKET FUND

                                                                                                               YEAR    4/1/02**
                                                                                                              ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                            8/31/03     8/31/02
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                                       $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                                                     0.01        0.01

     Less Dividends from Net Investment Income                                                                 0.01        0.01
                                                                                                           --------    --------
Net Asset Value, End of Period                                                                             $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                                1.29%       0.78%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                                  $    284    $     53
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                              0.21%       0.13%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                                     1.16%       1.82%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                             0.33%       0.44%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                                1.04%       1.51%
-------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of operations.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND@

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.06        0.05

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.06        0.05
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               1.17%       1.98%       5.28%       5.83%       4.92%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $  3,766    $  4,497    $  3,769    $  2,639    $  2,913
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.26%       0.26%       0.26%       0.26%       0.25%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 1.17%       1.98%       5.09%       5.66%       4.80%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.32%       0.32%       0.33%       0.33%       0.31%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                    1.11%       1.92%       5.02%       5.59%       4.74%
-------------------------------------------------------------------------------------------------------------------------------

@ Formerly Institutional Shares.

JPMORGAN TREASURY PLUS MONEY MARKET FUND@

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.06        0.05

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.06        0.05
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               1.14%       1.93%       5.12%       5.65%       4.75%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $  1,247    $  1,416    $    944    $    904    $    980
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.25%       0.25%       0.25%       0.25%       0.24%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 1.14%       1.88%       5.04%       5.48%       4.61%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.34%       0.34%       0.36%       0.36%       0.31%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements
       and Earnings Credits                                                1.05%       1.79%       4.93%       5.37%       4.54%
-------------------------------------------------------------------------------------------------------------------------------

@ Formerly Institutional Shares.

JPMORGAN FEDERAL MONEY MARKET FUND@

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.06        0.05

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.06        0.05
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               1.14%       1.96%       5.30%       5.75%       4.92%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $    334    $    523    $  1,169    $    287    $    248
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.26%       0.26%       0.26%       0.26%       0.26%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 1.20%       2.02%       5.01%       5.61%       4.79%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.33%       0.32%       0.34%       0.34%       0.34%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                    1.13%       1.96%       4.93%       5.53%       4.71%
-------------------------------------------------------------------------------------------------------------------------------

@ Formerly Institutional Shares.

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND@

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.05        0.05        0.05

     Less Dividends from Net Investment Income                             0.01        0.02        0.05        0.05        0.05
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               1.09%       1.89%       5.11%       5.38%       4.67%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $    818    $  1,090    $  1,170    $    872    $    895
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.25%       0.25%       0.25%       0.25%       0.24%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 1.11%       1.86%       4.93%       5.26%       4.51%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.32%       0.32%       0.35%       0.34%       0.32%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                    1.04%       1.79%       4.83%       5.17%       4.43%
-------------------------------------------------------------------------------------------------------------------------------

@ Formerly Institutional Shares.

JPMORGAN TAX FREE MONEY MARKET FUND@

                                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                                          ENDED       ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                                        8/31/03     8/31/02     8/31/01     8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income                                                 0.01        0.02        0.03        0.04        0.03

     Less Dividends from Net Investment Income                             0.01        0.02        0.03        0.04        0.03
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period                                         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               1.02%       1.54%       3.47%       3.71%       3.07%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                              $    725    $  1,091    $    921    $    640    $    476
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

     Net Expenses                                                          0.26%       0.26%       0.26%       0.26%       0.26%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                 1.05%       1.45%       3.42%       3.67%       3.01%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits         0.33%       0.33%       0.36%       0.39%       0.35%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                    0.98%       1.38%       3.32%       3.54%       2.92%
-------------------------------------------------------------------------------------------------------------------------------

@ Formerly Institutional Shares.

HOW TO REACH US


MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:


JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


               The Funds' Investment Company Act File No. is 811-8358.


          (C) JPMorgan Chase & Co. All Rights Reserved. December 2004.


                                                                     PR-MMA-1204

PROSPECTUS DECEMBER 27, 2004



JPMORGAN MONEY MARKET FUNDS
INSTITUTIONAL CLASS SHARES


PRIME MONEY MARKET FUND

LIQUID ASSETS MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND

FEDERAL MONEY MARKET FUND

100% U.S. TREASURY SECURITIES MONEY MARKET FUND

TAX FREE MONEY MARKET FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                        1

Liquid Assets Money Market Fund                                                6

U.S. Government Money Market Fund                                             11

Treasury Plus Money Market Fund                                               16

Federal Money Market Fund                                                     21

100% U.S. Treasury Securities Money Market Fund                               26

Tax Free Money Market Fund                                                    31

The Funds' Management and Administration                                      37

How Your Account Works                                                        40

  Buying Fund Shares                                                          40

  Selling Fund Shares                                                         43

  Exchanging Fund Shares                                                      44

  Other Information Concerning the Funds                                      44

Shareholder Information                                                       46

  Distributions and Taxes                                                     46

  Availability of Proxy Voting Record                                         46

  Portfolio Holdings Disclosure                                               47

Future Changes to Certain Information
  Concerning the Funds                                                        48

What the Terms Mean                                                           66

Financial Highlights                                                          67

How To Reach Us                                                       Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations


The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.


To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    4.21%
1995    5.84%
1996    5.40%
1997    5.58%
1998    5.53%
1999    5.17%
2000    6.38%
2001    4.12%
2002    1.72%
2003    1.06%


BEST QUARTER 3rd quarter, 2000     1.64%
WORST QUARTER 4th quarter, 2003    0.23%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.80%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                 PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES              1.06              3.67              4.49



* THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.

(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.20


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year,


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN LIQUID ASSETS MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to maximize current income consistent with the preservation of capital and same-day liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations


The dollar weighted averaged maturity of the Fund will be 90 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. There may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1),(2)


2003     1.13%


BEST QUARTER 1st quarter, 2003         0.32%
WORST QUARTER 3rd quarter, 2003        0.25%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.84%.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1),(2)



                                                         LIFE OF
                                    PAST 1 YEAR          THE FUND
-----------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                 1.13              1.42



(1)  THE FUND'S FISCAL YEAR END IS 8/31.
(2)  THE FUND COMMENCED OPERATIONS ON 4/1/02.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.20


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- debt securities issued or guaranteed by the U.S. Treasury its agencies or instrumentalities of the U.S. government and

- repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser seeks, JPMIM, to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rate not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994         4.12%
1995         5.83%
1996         5.33%
1997         5.46%
1998         5.38%
1999         4.97%
2000         6.25%
2001         3.97%
2002         1.66%
2003         1.02%


BEST QUARTER 4th quarter, 2000        1.61%
WORST QUARTER 3rd quarter, 2003       0.23%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.77%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                 PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES              1.02              3.56              4.39


* THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.20


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 2/19/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TREASURY PLUS MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

-  repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund.


To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    5.62%
1996    5.14%
1997    5.35%
1998    5.29%
1999    4.79%
2000    6.11%
2001    3.77%
2002    1.63%
2003    0.98%


BEST QUARTER 4th quarter, 2000      1.60%
WORST QUARTER 4th quarter, 2003     0.20%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.71%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                        LIFE OF THE
                                        PAST 1 YEAR    PAST 5 YEARS     FUND
-----------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                     0.98            3.44            4.29


* THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. THE FUND COMMENCED OPERATIONS ON 4/20/94.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)


MANAGEMENT FEES                                                         0.10
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                         0.20


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN FEDERAL MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.


The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund.


To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    5.71%
1996    5.24%
1997    5.43%
1998    5.32%
1999    4.98%
2000    6.14%
2001    4.01%
2002    1.64%
2003    0.98%


BEST QUARTER 3rd quarter, 2000     1.58%
             4th quarter, 2000
WORST QUARTER 4th quarter, 2003    0.21%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.74%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                         LIFE OF THE
                                        PAST 1 YEAR     PAST 5 YEARS     FUND
------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                     0.98             3.54            4.40


* THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. THE FUND COMMENCED OPERATIONS ON 4/20/94.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)


MANAGEMENT FEES                                                         0.10
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                         0.20


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.


These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.


The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    3.50%
1995    5.17%
1996    4.94%
1997    5.24%
1998    5.23%
1999    4.62%
2000    5.85%
2001    3.82%
2002    1.57%
2003    0.93%


BEST QUARTER 4th quarter, 2000        1.54%
WORST QUARTER 4th quarter, 2003       0.20%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.68%


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)


                                          PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                       0.93             3.34              4.08

* THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)


MANAGEMENT FEES                                                         0.10
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                         0.20


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 2/19/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.


The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    2.67%
1995    3.68%
1996    3.31%
1997    3.50%
1998    3.33%
1999    3.11%
2000    3.99%
2001    2.71%
2002    1.38%
2003    0.92%


BEST QUARTER 4th quarter, 2000       1.04%
WORST QUARTER 3rd quarter, 2003      0.19%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.68%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                  PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES               0.92              2.42             2.86


* THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)

MANAGEMENT FEES                                                         0.10
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                         0.20

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Each Fund is a series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust.


The trust is governed by trustees who are responsible for overseeing all business activities. Certain changes to the organization of the trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                                         %
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                     0.10

LIQUID ASSETS MONEY MARKET FUND                                             0.10

U.S. GOVERNMENT MONEY MARKET FUND                                           0.10

TREASURY PLUS MONEY MARKET FUND                                             0.10

FEDERAL MONEY MARKET FUND                                                   0.10

100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                                                           0.10

TAX FREE MONEY MARKET FUND                                                  0.10



FUND MANAGER COMPENSATION
All of the Fund portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
Through February 18, 2005 JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Funds' other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of average daily net assets over $100 billion.


The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent in the place of JPMorgan Chase Bank. For its service as shareholder servicing agent for the Fund, One Group Dealer Services, Inc. will receive an annual fee of 0.10% of the average daily net assets attributable to the Institutional Class Shares of each Fund. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds."


THE FUNDS' DISTRIBUTOR

J.P.Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense. The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

You can buy Institutional Class Shares through your investment representative (Financial Intermediary) or service organizations that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries, including affiliates of JPMorgan Chase.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase request is received by the Fund or an authorized agent of the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase requests received after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not. The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or an authorized agent of the Fund receives your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day.

If the Fund or an authorized agent of the Fund receives your purchase order after the cut-off time, we will process it at the next day's price.

Your Financial Intermediary or service organization will be responsible for transmitting your purchase order to the Fund or an authorized agent of the Fund by the Fund's cut-off time. Your Financial Intermediary or service organization may have an earlier cut-off time. In addition, your Financial Intermediary or service organization may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:



PRIME MONEY MARKET FUND                              5:00 P.M. ET

LIQUID ASSETS MONEY MARKET FUND                      3.00 P.M. ET

U.S. GOVERNMENT MONEY MARKET FUND                    5:00 P.M. ET

TREASURY PLUS MONEY MARKET FUND                      5:00 P.M. ET

FEDERAL MONEY MARKET FUND                            2:00 P.M. ET

100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                                    2:00 P.M. ET

TAX FREE MONEY MARKET FUND                                NOON ET



The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.


The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

1-800-766-7722

MINIMUM INVESTMENTS
Investors or service organizations must buy a minimum of $20,000,000 worth of Institutional Class Shares in a Fund to open an account. The minimum for subsequent purchases is $25,000. The minimums may be less for certain investors.


Shareholders of the Funds prior to January 1, 2002 will be subject to a minimum of $10,000,000.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-348-4782. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.


GENERAL

The JPMorgan money market funds (including the Funds in this prospectus), are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary or service organization. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center is subject to certain limitations. See Selling Fund Shares.


Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your Financial Intermediary or service organization to wire funds to:

JPMORGAN CHASE BANK, NA
ATTN:______________________
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC
  FUND-INSTITUTIONAL)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: XYZ CORPORATION)

Orders by wire may be cancelled if the JPMorgan Institutional Funds Service Center does not receive payment by 5:00 p.m., ET on the day that you placed your order.


You can buy shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization which Funds you want to buy and they will contact us. Your Financial Intermediary or service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries or service organizations charge a single fee that covers all services.

The Fund or an authorized agent of the Fund must accept an order from your Financial Intermediary or service organization by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.


Your service organization is paid by the Funds to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers' investments in the Funds:

-  Acting directly or through an agent, as the sole shareholder of record

-  Maintaining account records for customers

-  Processing orders to purchase, redeem or exchange shares for customers

-  Responding to inquiries from shareholders

-  Assisting customers with investment procedures.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713


The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire or a check is received together with a completed application or other instructions in proper form.


SELLING FUND SHARES

You can sell your shares on any day that the JPMorgan Institutional Funds Service Center is accepting purchase orders. You will receive the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if the Fund or an authorized agent of the Fund accepts your order before the Fund's cut-off time, the Fund will attempt to make available to you the proceeds the same business day. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Institutional Funds Service Center by check for 15 days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, or more than one day for the Prime Money Market Fund and Liquid Assets Money Market Fund, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization that you want to sell your Institutional Class Shares. We must accept an order from your Financial Intermediary or service organization by the Fund's cut-off time in order for us to process your order at that day's price. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary or service organization may charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. The process minimizes the effect of large redemptions of the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1. Trading in the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.


EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirements.


For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.


When you purchase by check, you can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV per share, beginning 15 days after you buy your shares.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary or service organization may charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the balance falls below the minimum as a result of selling shares. We will give you sixty (60) days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary or service organization. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713


Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class has different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
Each business day, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   -  Lowering the investment advisory fees applicable to many of the One

      Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One

Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                                                  ACQUIRING FUNDS
-----------------------------------------------------------------------------------------------------------------------------
JPMORGAN BOND FUND II (A SERIES OF J.P.             MERGES WITH AND INTO        ONE GROUP BOND FUND (A SERIES OF ONE GROUP
MORGAN MUTUAL FUND SELECT GROUP)                                                MUTUAL FUNDS)

JPMORGAN EQUITY GROWTH FUND (A SERIES OF            MERGES WITH AND INTO        ONE GROUP LARGE CAP GROWTH FUND (A SERIES OF
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST)                                       ONE GROUP MUTUAL FUNDS)

JPMORGAN EQUITY INCOME FUND (A SERIES OF            MERGES WITH AND INTO        ONE GROUP EQUITY INCOME FUND (A SERIES OF ONE
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST)                                       GROUP MUTUAL FUNDS)

JPMORGAN GLOBAL 50 FUND (A SERIES OF J.P.           MERGES WITH AND INTO        JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES
MORGAN SERIES TRUST)                                                            FUND (A SERIES OF J.P. MORGAN INSTITUTIONAL
                                                                                FUNDS)

JPMORGAN LIQUID ASSETS MONEY MARKET FUND (A         MERGES WITH AND INTO        ONE GROUP PRIME MONEY MARKET FUND (A SERIES
SERIES OF J.P. MORGAN MUTUAL FUND TRUST)                                        OF ONE GROUP MUTUAL FUNDS)

JPMORGAN STRATEGIC INCOME FUND (A SERIES OF         MERGES WITH AND INTO        JPMORGAN GLOBAL STRATEGIC INCOME FUND (A
J.P. MORGAN MUTUAL FUND GROUP)                                                  SERIES OF J.P. MORGAN INSTITUTIONAL FUNDS)

ACQUIRED FUNDS                                                                  ACQUIRING FUNDS
-----------------------------------------------------------------------------------------------------------------------------
JPMORGAN TAX FREE INCOME FUND (A SERIES OF          MERGES WITH AND INTO        ONE GROUP TAX-FREE BOND FUND (A SERIES OF ONE
J.P. MORGAN MUTUAL FUND SELECT TRUST)                                           GROUP MUTUAL FUNDS)

JPMORGAN TREASURY PLUS MONEY MARKET FUND (A         MERGES WITH AND INTO        ONE GROUP U.S. TREASURY SECURITIES MONEY
SERIES OF J.P. MORGAN MUTUAL FUND TRUST)                                        MARKET FUND (A SERIES OF ONE GROUP MUTUAL
                                                                                FUNDS)

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND (A       MERGE WITH AND INTO         ONE GROUP GOVERNMENT MONEY MARKET FUND (A
SERIES OF J.P. MORGAN MUTUAL FUND TRUST)                                        SERIES OF ONE GROUP MUTUAL FUNDS)
ONE GROUP U.S. GOVERNMENT SECURITIES MONEY
MARKET FUND (A SERIES OF ONE GROUP MUTUAL
FUNDS)

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES           MERGE WITH AND INTO        ONE GROUP SMALL CAP GROWTH FUND (A SERIES OF
FUND (A SERIES OF J.P. MORGAN FUNDS)                                           ONE GROUP MUTUAL FUNDS)
JPMORGAN SMALL CAP GROWTH FUND (A SERIES OF
J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.)

JPMORGAN U.S. TREASURY INCOME FUND (A SERIES        MERGES WITH AND INTO        ONE GROUP GOVERNMENT BOND FUND (A SERIES OF
OF J.P. MORGAN MUTUAL FUND GROUP)                                               ONE GROUP MUTUAL FUNDS)

ONE GROUP BALANCED FUND (A SERIES OF ONE            MERGES WITH AND INTO        JPMORGAN DIVERSIFIED FUND (A SERIES OF J.P.
GROUP MUTUAL FUNDS)                                                             MORGAN INSTITUTIONAL FUNDS)

ONE GROUP DIVERSIFIED EQUITY FUND (A SERIES         MERGES WITH AND INTO        JPMORGAN U.S. EQUITY FUND (A SERIES OF J.P.
OF ONE GROUP MUTUAL FUNDS)                                                      MORGAN INSTITUTIONAL FUNDS)

ONE GROUP DIVERSIFIED INTERNATIONAL FUND (A         MERGES WITH AND INTO        JPMORGAN FLEMING INTERNATIONAL EQUITY FUND (A
SERIES OF ONE GROUP MUTUAL FUNDS)                                               SERIES OF J.P. MORGAN MUTUAL FUND SELECT
                                                                                GROUP)

ONE GROUP HEALTH SCIENCES FUND (A SERIES OF         MERGES WITH AND INTO        JPMORGAN GLOBAL HEALTHCARE FUND (A SERIES OF
ONE GROUP MUTUAL FUNDS)                                                         J.P. MORGAN SERIES TRUST)

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET          MERGES WITH AND INTO        JPMORGAN PRIME MONEY MARKET FUND (A SERIES OF
FUND (A SERIES OF ONE GROUP MUTUAL FUNDS)                                       J.P. MORGAN MUTUAL FUND TRUST)

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND           MERGES WITH AND INTO        JPMORGAN INTERMEDIATE TAX FREE INCOME FUND (A
(A SERIES OF ONE GROUP MUTUAL FUNDS)                                            SERIES OF J.P. MORGAN MUTUAL FUND SELECT TRUST)

ONE GROUP TREASURY ONLY MONEY MARKET FUND (A        MERGES WITH AND INTO        JPMORGAN 100% U.S. TREASURY SECURITIES MONEY
SERIES OF ONE GROUP MUTUAL FUNDS)                                               MARKET FUND (A SERIES OF J.P. MORGAN MUTUAL
                                                                                FUND TRUST)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to

   October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses:
   One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

     JPMorgan Fleming Asia Equity Fund

     JPMorgan Fleming Emerging Markets Debt Fund

     JPMorgan Fleming Emerging Markets Equity Fund

     JPMorgan Fleming International Equity Fund

     JPMorgan Fleming International Growth Fund

     JPMorgan Fleming International Opportunities Fund

     JPMorgan Fleming International Small Cap Equity Fund

     JPMorgan Fleming International Value Fund

     JPMorgan Fleming Intrepid European Fund

     JPMorgan Fleming Japan Fund

     JPMorgan Fleming Tax Aware International Opportunities Fund

     JPMorgan Global 50 Fund

     JPMorgan Global Healthcare Fund

     JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON FEBRUARY 18, 2006. WITH RESPECT TO THE JPMORGAN PRIME MONEY MARKET FUND, THE JPMORGAN LIQUID ASSETS MONEY MARKET FUND, THE JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND, THE JPMORGAN TREASURY PLUS MONEY MARKET FUND, AND THE JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                             PRIME MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)



                                                           INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.08
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE
REIMBURSEMENTS(2)

NET EXPENSES(2)                                                            0.20



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20%, OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                         LIQUID ASSETS MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)



                                                           INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.08
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                            0.20



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Shares and your actual costs may be higher or lower.



                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                        U.S. GOVERNMENT MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)



                                                           INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.08
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                            0.20



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 2/19/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Shares and your actual costs may be higher or lower.



                                      1 YEAR     3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                         TREASURY PLUS MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)



                                                           INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.08
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                            0.20



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Shares and your actual costs may be higher or lower.



                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                            FEDERAL MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)



                                                           INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.08
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                            0.20



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Shares and your actual costs may be higher or lower.



                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)



                                                           INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.08
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                            0.20



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 2/19/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Shares and your actual costs may be higher or lower.



                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                           TAX FREE MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)



                                                           INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                                            0.08
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                            0.20



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Shares and your actual costs may be higher or lower.



                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

LEGAL PROCEEDINGS RELATING TO BOIA AND CERTAIN OF ITS AFFILIATES
None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay isgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds' removal of the One Group Mutual Funds investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys fees.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND

                                                                                                  YEAR        9/10/01**
                                                                                                 ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                               8/31/03          8/31/02
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                        $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                        0.01             0.02
      Less Dividends from Net Investment Income                                                   0.01             0.02
                                                                                            ----------       ----------
Net Asset Value, End of Period                                                              $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(b)                                                                                1.27%            2.02%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                   $   25,075       $   21,881
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                 0.20%            0.19%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                        1.24%            2.06%
-----------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                0.31%            0.32%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                   1.13%            1.93%
-----------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
(1) Total Return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

JPMORGAN LIQUID ASSETS MONEY MARKET FUND

                                                                                                  YEAR        9/10/01**
                                                                                                 ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                               8/31/03          8/31/02
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                        $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                        0.01             0.01
      Less Dividends from Net Investment Income                                                   0.01             0.01
                                                                                            ----------       ----------
Net Asset Value, End of Period                                                              $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                   1.35%            0.81%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                   $    2,233       $    1,119
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                 0.15%            0.08%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                        1.27%            1.87%
-----------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                0.33%            0.40%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                   1.09%            1.55%
-----------------------------------------------------------------------------------------------------------------------

 **  Commencement of operations.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

                                                                                                  YEAR        9/10/01**
                                                                                                 ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                               8/31/03          8/31/02
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                        $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                        0.01             0.02
      Less Dividends from Net Investment Income                                                   0.01             0.02
                                                                                            ----------       ----------
Net Asset Value, End of Period                                                              $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                   1.23%            1.96%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                   $    1,526       $      447
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                 0.20%            0.20%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                        1.13%            1.89%
-----------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                0.32%            0.32%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                   1.01%            1.77%
-----------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

JPMORGAN TREASURY PLUS MONEY MARKET FUND

                                                                                                  YEAR        9/10/01**
                                                                                                 ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                               8/31/03          8/31/02
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                        $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                        0.01             0.02
      Less Dividends from Net Investment Income                                                   0.01             0.02
                                                                                            ----------       ----------
Net Asset Value, End of Period                                                              $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                   1.19%            1.90%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                   $      298       $      432
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                 0.20%            0.20%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                        1.18%            1.87%
-----------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                0.34%            0.34%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                   1.04%            1.73%
-----------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

JPMORGAN FEDERAL MONEY MARKET FUND

                                                                                                  YEAR        9/10/01**
                                                                                                 ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                               8/31/03          8/31/02
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                        $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                        0.01             0.02
      Less Dividends from Net Investment Income                                                   0.01             0.02
                                                                                            ----------       ----------
Net Asset Value, End of Period                                                              $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                   1.20%            1.93%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                   $    1,712       $    1,953
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                 0.20%            0.20%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                        1.20%            1.97%
-----------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                0.32%            0.32%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                   1.08%            1.85%
-----------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

                                                                                                  YEAR        9/10/01**
                                                                                                 ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                               8/31/03          8/31/02
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                        $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                        0.01             0.02
      Less Dividends from Net Investment Income                                                   0.01             0.02
                                                                                            ----------       ----------
Net Asset Value, End of Period                                                              $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                   1.14%            1.85%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                   $    1,126       $      267
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                 0.20%            0.20%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                        1.08%            1.67%
-----------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                0.32%            0.33%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                   0.96%            1.54%
-----------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

JPMORGAN TAX FREE MONEY MARKET FUND

                                                                                                  YEAR        9/10/01**
                                                                                                 ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                                               8/31/03          8/31/02
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                        $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                        0.01             0.02
      Less Dividends from Net Investment Income                                                   0.01             0.02
                                                                                            ----------       ----------
Net Asset Value, End of Period                                                              $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                   1.09%            1.54%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                   $    6,332       $    3,891
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

     Net Expenses                                                                                 0.20%            0.20%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                        1.05%            1.46%
-----------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                0.32%            0.33%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                   0.93%            1.33%
-----------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713




If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

             The Funds' Investment Company Act File No. is 811-8358

          (C) JPMorgan Chase & Co. All Rights Reserved. December 2004.

                                                                     PR-MMI-1204

PROSPECTUS DECEMBER 27, 2004


JPMORGAN MONEY MARKET FUNDS

RESERVE SHARES


PRIME MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND

NEW YORK TAX FREE MONEY MARKET FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                           1

Treasury Plus Money Market Fund                                   7

New York Tax Free Money Market Fund                              12

The Funds' Management and Administration                         18

How Your Account Works                                           21

  Buying Fund Shares                                             21

  Selling Fund Shares                                            23

  Exchanging Fund Shares                                         24

  Other Information Concerning the Funds                         24

Shareholder Information                                          26

  Distributions and Taxes                                        26

  Availability of Proxy Voting Record                            26

  Portfolio Holdings Disclosure                                  27

Future Changes to Certain Information

  Concerning the Funds                                           28

What the Terms Mean                                              41

Financial Highlights                                             42

How To Reach Us                                          Back cover

JPMORGAN PRIME MONEY MARKET FUND

FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations


The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that must have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.


To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994            3.39%
1995            4.59%
1996            4.13%
1997            4.49%
1998            4.61%
1999            4.83%
2000            5.93%
2001            3.60%
2002            1.21%
2003            0.55%


BEST QUARTER 4th quarter, 2000         1.45%
WORST QUARTER 3rd quarter, 2003        0.11%
              4th quarter, 2003



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.42%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------
RESERVE SHARES                         0.55           3.20            3.72



* THE PERFORMANCE FOR THE PERIOD BEFORE RESERVE SHARES WERE LAUNCHED ON 7/31/00 IS BASED ON THE PERFORMANCE OF THE MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF RESERVE SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE RESERVE SHARES HAVE HIGHER EXPENSES THAN THE MORGAN SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR RESERVE SHARES
The expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)


MANAGEMENT FEES                                                         0.10
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                         0.70


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TREASURY PLUS MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

-  repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund.


To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995                5.43%
1996                4.90%
1997                4.99%
1998                4.89%
1999                4.44%
2000                5.75%
2001                3.42%
2002                1.12%
2003                0.48%


BEST QUARTER 4th quarter, 2000                 1.51%
WORST QUARTER 4th quarter, 2003                0.08%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.34%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                PAST 1 YEAR   PAST 5 YEARS   LIFE OF THE FUND
-----------------------------------------------------------------------------
RESERVE SHARES                         0.48           3.02               3.93


* THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE RESERVE SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF THE MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF RESERVE SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE RESERVE SHARES HAVE HIGHER EXPENSES THAN MORGAN SHARES. THE FUND COMMENCED OPERATIONS ON 4/20/94.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR RESERVE SHARES
The expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)


MANAGEMENT FEES                                                         0.10
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                         0.70


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% , OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. Municipal obligations in which the Fund can invest include those issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. The remaining 20% of Assets may be invested in securities paying interest which is subject to federal New York State and New York City personal income taxes or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.


The dollar weighted average maturity of the Fund will be 90 days or less, and the Fund will buy only those investments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities. Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax professional for more information.

The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Although the Fund seeks to be fully invested it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objectives.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994            2.07%
1995            3.03%
1996            2.81%
1997            3.09%
1998            2.90%
1999            2.72%
2000            3.45%
2001            2.01%
2002            0.83%
2003            0.35%


BEST QUARTER 2nd quarter, 2000          0.91%
WORST QUARTER 3rd quarter, 2003         0.04%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.24%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------
RESERVE SHARES                                  0.35           1.86            2.32


* THE PERFORMANCE FOR THE PERIOD BEFORE RESERVE SHARES WERE LAUNCHED ON 7/31/00 IS BASED ON THE PERFORMANCE OF THE FUND'S MORGAN SHARES, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF RESERVE SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE RESERVE SHARES HAVE HIGHER EXPENSES THAN MORGAN SHARES.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR RESERVE SHARES
The expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)


MANAGEMENT FEES                                                         0.10
DISTRIBUTION (RULE 12b-1) FEES                                          0.30
SHAREHOLDER SERVICE FEES                                                0.35
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                         0.79


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.79% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
This example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Each Fund is a series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust.


The trust is governed by trustees who are responsible for overseeing all business activities. Certain changes to the organization of the trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:


FUND                                        %
-----------------------------------------------
PRIME MONEY MARKET FUND                    0.10

TREASURY PLUS MONEY MARKET FUND            0.10

NEW YORK TAX FREE MONEY MARKET FUND        0.10


FUND MANAGER COMPENSATION
All of the Fund portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Funds' other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of average daily net assets over $100 billion.


The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Reserve Shares of each Fund (except for the New York Tax Free Money Market Fund, which has an annual fee of 0.35% of the average daily net assets) held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee with respect to each Fund, except for the New York Tax Free Money Market Fund, which it will pay all or a portion of the 0.35% annual fee to such entities for performing shareholder and administrative services. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Reserve Shares of the New York Tax Free Money Market Fund.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent in the place of JPMorgan Chase Bank. For its services as shareholder servicing agent for the Funds, One Group Dealer Services, Inc. will receive an annual fee of 0.30% of the average daily net assets attributable to the Reserve Class shares of each of the Funds. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds."

THE FUNDS' DISTRIBUTOR


J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

With the exception of the New York Tax Free Money Market Fund, all of the Funds have adopted Rule 12b-1 distribution plans under which they pay up to 0.25% of the average daily net assets attributed to Reserve Shares. The New York Tax Free Money Market Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.30% of the average daily net assets attributed to Reserve Shares.

Each of those plans will remain in effect through February 18, 2005. The Funds have adopted a combined, amended and restated Rule 12b-1 distribution plan, effective February 19, 2005, under which each of the Funds will pay up to 0.25% of the average daily net assets attributed to Reserve Class shares. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds."


These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to the amount of actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' Rule 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense.


The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV per share of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV calculated after the JPMorgan Funds Service Center accepts your order.

Prospective investors may only purchase shares of a Fund through a service organization. Your service organization is paid by the Funds to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers' investments in the Funds:


-  Acting directly or through an agent, as the sole shareholder of record

-  Maintaining account records for customers

-  Processing orders to purchase, redeem or exchange shares for customers

-  Responding to inquiries from shareholders

-  Assisting customers with investment procedures.


Tell your service organization which Funds you want to buy and he or she will contact us. Your service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Your service organization may impose different minimum investments and earlier cut-off times to buy and sell shares.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase request is received by the Fund or an authorized agent of the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase requests received after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or an authorized agent of the Fund receives your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund or an authorized agent of the Fund receives your purchase order after the cut-off time, we will process it at the next day's price.

Your Financial Intermediary will be responsible for transmitting your purchase order to the Fund or an authorized agent of the Fund by the Fund's cut-off time. Your Financial Intermediary may have an earlier cut-off time. In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:



PRIME MONEY MARKET FUND                         5:00 PM ET

TREASURY PLUS MONEY MARKET FUND                 5:00 PM ET

NEW YORK TAX FREE MONEY MARKET FUND             NOON    ET



The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782


MINIMUM INVESTMENTS
The minimum amount for initial investments in each Fund by a service organization is $10,000,000 and $25,000 for additional investments, although the minimum investment may be less for some investors.


The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.


GENERAL

The JPMorgan money market funds (including the Funds in this prospectus), are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, NA
ATTN:
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-RESERVE)
YOUR FUND NUMBER & ACCOUNT  NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 5:00 p.m., ET on the day that you placed your order.

SELLING FUND SHARES
Tell your service organization which Funds you want to sell. The Fund or an authorized agent of the Fund must accept your order from your service organization by the Fund's cut-off time in order for us to process your order at that day's price. Your service organization will send the necessary documents to the JPMorgan Funds Service Center. Your service organization may charge you for this service.

Under normal circumstances, if the Fund or an authorized agent of the Fund accepts your order before a Fund's cut-off time, the Fund will attempt to make available to you the proceeds the same business day. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, or more than one day for the Prime Money Market Fund, as federal securities laws permit.


REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings;

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.


EXCHANGING FUND SHARES

You can exchange your Reserve Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirements.


For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

Tell your service organization which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Funds Service Center. Your service organization may charge you for this service.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.


OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the balance falls below the minimum as a result of selling shares. We may also close the account if you fail to meet the investment minimum over a twelve-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your service organization. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


Each Fund may issue multiple classes of shares. This prospectus relates only to Reserve Shares of the Funds. Each class has different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.


Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the New York Tax Free Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Tax Free Money Market Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
Each business day, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

-  Lowering the investment advisory fees applicable to many of the One

   Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

- Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

- Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

- With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

- With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

- With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

- Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

- Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan

Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                        ACQUIRING FUNDS
-----------------------------------------------------------
JPMORGAN BOND           MERGES WITH   ONE GROUP BOND FUND
FUND II (A SERIES OF     AND INTO     (A SERIES OF ONE
J.P. MORGAN MUTUAL                    GROUP MUTUAL FUNDS)
FUND SELECT GROUP)

JPMORGAN EQUITY         MERGES WITH   ONE GROUP LARGE CAP
GROWTH FUND (A           AND INTO     GROWTH FUND (A SERIES
SERIES OF J.P. MORGAN                 OF ONE GROUP MUTUAL
MUTUAL FUND                           FUNDS)
INVESTMENT TRUST)

JPMORGAN EQUITY         MERGES WITH   ONE GROUP EQUITY
INCOME FUND (A           AND INTO     INCOME FUND (A SERIES
SERIES OF J.P. MORGAN                 OF ONE GROUP MUTUAL
MUTUAL FUND                           FUNDS)
INVESTMENT TRUST)

JPMORGAN GLOBAL 50      MERGES WITH   JPMORGAN FLEMING
FUND (A SERIES OF        AND INTO     INTERNATIONAL
J.P. MORGAN SERIES                    OPPORTUNITIES FUND (A
TRUST)                                SERIES OF J.P. MORGAN
                                      INSTITUTIONAL FUNDS)

JPMORGAN LIQUID         MERGES WITH   ONE GROUP PRIME
ASSETS MONEY MARKET      AND INTO     MONEY MARKET FUND
FUND (A SERIES OF                     (A SERIES OF ONE
J.P. MORGAN MUTUAL                    GROUP MUTUAL FUNDS)
FUND TRUST)

JPMORGAN STRATEGIC      MERGES WITH   JPMORGAN GLOBAL
INCOME FUND (A           AND INTO     STRATEGIC INCOME
SERIES OF J.P. MORGAN                 FUND (A SERIES OF
MUTUAL FUND GROUP)                    J.P. MORGAN
                                      INSTITUTIONAL FUNDS)

ACQUIRED FUNDS                        ACQUIRING FUNDS
-----------------------------------------------------------
JPMORGAN TAX FREE       MERGES WITH   ONE GROUP TAX-FREE
INCOME FUND (A           AND INTO     BOND FUND (A SERIES
SERIES OF J.P. MORGAN                 OF ONE GROUP MUTUAL
MUTUAL FUND SELECT                    FUNDS)
TRUST)

JPMORGAN TREASURY       MERGES WITH   ONE GROUP U.S.
PLUS MONEY MARKET        AND INTO     TREASURY SECURITIES
FUND (A SERIES OF                     MONEY MARKET FUND
J.P. MORGAN MUTUAL                    (A SERIES OF ONE
FUND TRUST)                           GROUP MUTUAL FUNDS)

JPMORGAN U.S.           MERGE WITH    ONE GROUP
GOVERNMENT MONEY         AND INTO     GOVERNMENT MONEY
MARKET FUND (A SERIES                 MARKET FUND (A SERIES
OF J.P. MORGAN MUTUAL                 OF ONE GROUP
FUND TRUST)                           MUTUAL FUNDS)
ONE GROUP U.S.
GOVERNMENT
SECURITIES MONEY
MARKET FUND (A
SERIES OF ONE
GROUP MUTUAL FUNDS)

JPMORGAN U.S.           MERGE WITH    ONE GROUP SMALL CAP
SMALL COMPANY            AND INTO     GROWTH FUND
OPPORTUNITIES FUND                    (A SERIES OF ONE
(A SERIES OF                          GROUP MUTUAL FUNDS)
J.P. MORGAN FUNDS)
JPMORGAN SMALL CAP
GROWTH FUND (A
SERIES OF J.P. MORGAN
FLEMING MUTUAL
FUND GROUP, INC.)

JPMORGAN U.S.           MERGES WITH   ONE GROUP
TREASURY INCOME          AND INTO     GOVERNMENT BOND
FUND (A SERIES OF                     FUND (A SERIES OF
J.P. MORGAN MUTUAL                    ONE GROUP MUTUAL
FUND GROUP)                           FUNDS)

ONE GROUP BALANCED      MERGES WITH   JPMORGAN DIVERSIFIED
FUND (A SERIES OF        AND INTO     FUND (A SERIES OF
ONE GROUP MUTUAL                      J.P. MORGAN
FUNDS)                                INSTITUTIONAL FUNDS)

ONE GROUP               MERGES WITH   JPMORGAN U.S. EQUITY
DIVERSIFIED EQUITY       AND INTO     FUND (A SERIES OF
FUND (A SERIES OF ONE                 J.P. MORGAN
GROUP MUTUAL FUNDS)                   INSTITUTIONAL FUNDS)

ONE GROUP               MERGES WITH   JPMORGAN FLEMING
DIVERSIFIED              AND INTO     INTERNATIONAL EQUITY
INTERNATIONAL FUND                    FUND (A SERIES OF
(A SERIES OF ONE                      J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                   FUND SELECT GROUP)

ONE GROUP HEALTH        MERGES WITH   JPMORGAN GLOBAL
SCIENCES FUND            AND INTO     HEALTHCARE FUND (A
(A SERIES OF ONE                      SERIES OF J.P. MORGAN
GROUP MUTUAL FUNDS)                   SERIES TRUST)

ONE GROUP               MERGES WITH   JPMORGAN PRIME
INSTITUTIONAL PRIME      AND INTO     MONEY MARKET
MONEY MARKET FUND                     FUND (A SERIES OF
(A SERIES OF ONE                      J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                   FUND TRUST)

ONE GROUP               MERGES WITH   JPMORGAN
INTERMEDIATE TAX-        AND INTO     INTERMEDIATE TAX FREE
FREE BOND FUND (A                     INCOME FUND (A SERIES
SERIES OF ONE GROUP                   OF J.P. MORGAN
MUTUAL FUNDS)                         MUTUAL FUND SELECT TRUST)

ONE GROUP TREASURY      MERGES WITH   JPMORGAN 100%
ONLY MONEY MARKET        AND INTO     U.S. TREASURY
FUND (A SERIES OF                     SECURITIES MONEY
ONE GROUP MUTUAL                      MARKET FUND (A SERIES
FUNDS)                                OF J.P. MORGAN MUTUAL
                                      FUND TRUST)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

-  REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the

   Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

- INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

- ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

- DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of

   One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

- SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

- TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

- CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

- SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

- FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses:
   One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

      JPMorgan Fleming Asia Equity Fund

      JPMorgan Fleming Emerging Markets Debt Fund

      JPMorgan Fleming Emerging Markets Equity Fund

      JPMorgan Fleming International Equity Fund

      JPMorgan Fleming International Growth Fund

      JPMorgan Fleming International Opportunities Fund

      JPMorgan Fleming International Small Cap Equity Fund

      JPMorgan Fleming International Value Fund

      JPMorgan Fleming Intrepid European Fund

      JPMorgan Fleming Japan Fund

      JPMorgan Fleming Tax Aware International Opportunities Fund

      JPMorgan Global 50 Fund

      JPMorgan Global Healthcare Fund

      JPMorgan Global Strategic Income Fund

FEES AND EXPENSES

EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON FEBRUARY 18, 2006. WITH RESPECT TO THE JPMORGAN PRIME MONEY MARKET FUND AND THE JPMORGAN TREASURY PLUS MONEY MARKET FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                             PRIME MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE ASSETS)



                                                               RESERVE SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.08
DISTRIBUTION (RULE 12b-1) FEES                                           0.25
SHAREHOLDER SERVICE FEES                                                 0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                (  )

NET EXPENSES(2)                                                          0.70



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.70% OF THEIR AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                         TREASURY PLUS MONEY MARKET FUND


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



                                                               RESERVE SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.08
DISTRIBUTION (RULE 12b-1) FEES                                           0.25
SHAREHOLDER SERVICE FEES                                                 0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                          0.70



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                       NEW YORK TAX FREE MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE ASSETS)



                                                               RESERVE SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.08
DISTRIBUTION (RULE 12b-1) FEES                                           0.25
SHAREHOLDER SERVICE FEES                                                 0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                (  )

NET EXPENSES(2)                                                          0.70



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.70% OF THEIR AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

LEGAL PROCEEDINGS RELATING TO BOIA AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND

                                                                                          YEAR      YEAR      YEAR   7/31/00**
                                                                                         ENDED     ENDED     ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                       8/31/03   8/31/02   8/31/01     8/31/00
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                   $  1.00   $  1.00   $  1.00   $    1.00
------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                0.01      0.02      0.05        0.01
     Less Dividends from Net Investment Income                                            0.01      0.02      0.05        0.01
                                                                                       -------   -------   -------   ---------
Net Asset Value, End of Period                                                         $  1.00   $  1.00   $  1.00   $    1.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(b)                                                                        0.76%     1.60%     4.88%       0.50%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                              $   355   $   393   $    10   $      --*
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #

     Net Expenses                                                                         0.70%     0.68%     0.79%       0.79%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                0.76%     1.41%     4.62%       5.33%
------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                        0.71%     0.72%     2.17%       1.45%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits           0.75%     1.37%     3.24%       4.67%
------------------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
(1) Total Return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  *  Amount rounds to less than one million.

JPMORGAN TREASURY PLUS MONEY MARKET FUND

                                                                                                              YEAR   9/10/01**
                                                                                                             ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                                           8/31/03     8/31/02
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                                       $  1.00   $    1.00
------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                                    0.01        0.01
     Less Dividends from Net Investment Income                                                                0.01        0.01
                                                                                                           -------   ---------
Net Asset Value, End of Period                                                                             $  1.00   $    1.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                                               0.68%       1.40%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                                                  $   234   $     235
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #

     Net Expenses                                                                                             0.70%       0.70%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                                    0.68%       1.35%
------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                                            0.75%       0.74%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits                               0.63%       1.31%
------------------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND

                                                                                      YEAR      YEAR         YEAR      7/31/00**
                                                                                     ENDED     ENDED        ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                                                   8/31/03   8/31/02      8/31/01        8/31/00
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $  1.00   $  1.00   $     1.00      $    1.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                            0.01      0.01         0.03             --+
     Less Dividends from Net Investment Income                                        0.01      0.01         0.03             --+
                                                                                   -------   -------   ----------      ---------
Net Asset Value, End of Period                                                     $  1.00   $  1.00   $     1.00      $    1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                       0.52%     1.00%        2.77%          0.28%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

     Net Assets, End of Period (millions)                                          $   175   $   180   $       --*     $      --*
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #

     Net Expenses                                                                     0.79%     0.79%        0.90%          0.79%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                            0.50%     0.85%        2.57%          3.04%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits                    0.87%     0.90%     1560.21%!!        1.49%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and Earnings Credits       0.42%     0.74%    (1556.74%)!!       2.34%
--------------------------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
  +  Less than .005.
(b)  Not annualized for periods less than one year.
  *  Amount rounds to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

HOW TO REACH US


MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392

KANSAS CITY, MO 64121-9392


If you buy shares through an institution Please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

             The Funds' Investment Company Act File No. is 811-8358


          (C) JPMorgan Chase & Co. All Rights Reserved. December 2004.


                                                                     PR-MMR-1204

PROSPECTUS DECEMBER 27, 2004



JPMORGAN MONEY MARKET FUNDS
SELECT CLASS SHARES


PRIME MONEY MARKET FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                        1

The Fund's Management and Administration                                       7

How Your Account Works                                                        10

  Buying Fund Shares                                                          10

  Selling Fund Shares                                                         12

  Exchanging Fund Shares                                                      14

  Other Information Concerning the Fund                                       14

Shareholder Information                                                       15

  Distributions and Taxes                                                     15

  Availability of Proxy Voting Record                                         15

  Portfolio Holdings Disclosure                                               15

Future Changes to Certain Information
  Concerning the Fund                                                         17

What the Terms Mean                                                           28

Financial Highlights                                                          29

How To Reach Us                                                       Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations


The dollar weighted average maturity of the Fund will generally be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that investment must have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.


To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994          4.10%
1995          5.66%
1996          5.20%
1997          5.37%
1998          5.32%
1999          4.97%
2000          6.18%
2001          3.92%
2002          1.47%
2003          0.81%


BEST QUARTER 3rd quarter, 2000     1.59%
WORST QUARTER 4th quarter, 2003    0.17%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.62%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                 PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES                     0.81              3.45              4.29



* THE PERFORMANCE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF THE PREMIER SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.

(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND. AS A RESULT OF THE CHANGES DESCRIBED IN THE ABOVE REFERENCED SECTION, NET EXPENSES OF SELECT CLASS SHARES OF THE FUND WILL INCREASE AS OF FEBRUARY 19, 2005. BANC ONE INVESTMENT ADVISORS, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. HAVE CONTRACTUALLY AGREED TO WAIVE OR REDUCE THEIR FEES OR REIMBURSE THE EXPENSES OF THE FUND IN AN AMOUNT INDICATED IN THE FOOTNOTE TO THE TABLE BELOW. THE CONTRACTUAL CAP AGREED TO IS HIGHER THAN THE CAP CURRENTLY IN PLACE THROUGH FEBRUARY 18, 2005. THESE CONTRACTUAL OBLIGATIONS EXPIRE ON FEBRUARY 19, 2006.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.10
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)

NET EXPENSES(2)                                                             0.45


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust.

The trust is governed by trustees who are responsible for overseeing all business activities.

Certain changes to the organization of the trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Fund" below.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning the Fund's other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any) of 0.10% of average daily net assets.

FUND MANAGER COMPENSATION
The Fund portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Fund they help manage.

THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion the following annual fee on behalf of the Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of average daily net assets over $100 billion.


The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's shareholder servicing agent in the place of JPMorgan Chase Bank. For its service as shareholder servicing agent for the Fund, One Group Dealer Services, Inc. will receive an annual fee of 0.30% of the average daily net assets attributable to the Select Class Shares of the Fund. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Fund."


THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Fund.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of the Fund. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense. The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund seeks to maintain a stable NAV per share of $1.00. The Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time at 5:00 p.m. Eastern Time (ET) each day the Fund is accepting orders. You will pay the next NAV per share calculated after the JPMorgan Funds Service Center accepts your order.

You can buy Select Shares through your investment representative (Financial Intermediary) or service organizations that have an agreement with the Funds, or directly from the JPMorgan Funds Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries, including affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary or service organization.

Shares are available on any business day that the Fund is open for business. The Fund will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m., ET. When the NYSE closes before the Fund's cut-off time, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase request is received by the Fund or an authorized agent of the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase requests received after the Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent the Fund remains open following an early close of the NYSE or if and to what extent the Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Fund may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or an authorized agent of the Fund receives your order by the Fund's cut-off, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund or an authorized agent of the Fund receives your purchase order after the cut-off time, we will process it at the next day's price.


The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. The minimum investment may be less for certain investors. There are no minimum levels for subsequent purchases. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of the JPMorgan Funds without regard to this minimum.

The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.


GENERAL

The JPMorgan money market funds (including the Fund in this prospectus), are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although the Fund is managed in a manner that is consistent with its investment objectives, frequent trading by shareholders may disrupt its management and increase its expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Make your check out to JPMorgan Funds in U.S. dollars. The Fund does not accept credit cards, cash, starter checks or credit card checks. The Fund reserves the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center is subject to certain limitations. See Selling Fund Shares.


Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund.


If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your Financial Intermediary to wire funds to:

JPMORGAN CHASE BANK, NA
ATTN:______________________
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
 (EX: JPMORGAN ABC FUND-SELECT)
YOUR FUND NUMBER & ACCOUNT
 NUMBER
 (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
 (EX: XYZ CORPORATION)

Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 5:00 p.m., ET on the day that you placed your order.


You can buy shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary that you want to buy shares and he or she will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund or an authorized agent of the Fund must accept an order from your Financial Intermediary or service organization by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire or a check is received together with a completed application or other instructions in proper form.


SELLING FUND SHARES
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV per share calculated after the JPMorgan Funds Service Center accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if the Fund or an authorized agent of the Fund accepts your order before the Fund's cut-off time, the Fund will attempt to make available to you the proceeds the same business day. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check for 15 days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than one day, as federal securities laws permit.

If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them only to a bank account on record with the Fund.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

You may sell shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary or service organization that you want to sell your Select Class Shares. We must accept an order from your Financial Intermediary or service organization by the Fund's cut-off time in order for us to process your order at that day's price. They will send the necessary documents to JPMorgan Funds Service Center. Your Financial Intermediary or service organization may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.


If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by telephone, we will send the proceeds by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.


EXCHANGING FUND SHARES
You can exchange your Select Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement.

For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.


You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION
Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Funds Service Center. Your Financial Intermediary or service organization may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the balance falls below the minimum investment noted above as a result of selling shares. We will give you sixty (60) days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses arising from any sales request if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class has different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. The Fund distributes the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund distributes any short-term capital gain at least annually. The Fund does not expect to realize long-term capital gain.


Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. The Fund expects substantially all of its distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

Each business day, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   -  Lowering the investment advisory fees applicable to many of the One

      Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers.

   After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                        ACQUIRING FUNDS
-----------------------------------------------------------
JPMORGAN BOND           MERGES WITH   ONE GROUP BOND FUND
FUND II (A SERIES OF     AND INTO     (A SERIES OF ONE
J.P. MORGAN MUTUAL                    GROUP MUTUAL FUNDS)
FUND SELECT GROUP)

JPMORGAN EQUITY         MERGES WITH   ONE GROUP LARGE CAP
GROWTH FUND (A SERIES    AND INTO     GROWTH FUND (A SERIES
OF J.P. MORGAN MUTUAL                 OF ONE GROUP MUTUAL
FUND INVESTMENT                       FUNDS)
TRUST)

JPMORGAN EQUITY         MERGES WITH   ONE GROUP EQUITY
INCOME FUND (A           AND INTO     INCOME FUND (A SERIES
SERIES OF J.P. MORGAN                 OF ONE GROUP MUTUAL
MUTUAL FUND                           FUNDS)
INVESTMENT TRUST)

JPMORGAN GLOBAL 50      MERGES WITH   JPMORGAN FLEMING
FUND (A SERIES OF        AND INTO     INTERNATIONAL
J.P. MORGAN SERIES                    OPPORTUNITIES FUND (A
TRUST)                                SERIES OF J.P. MORGAN
                                      INSTITUTIONAL FUNDS)

JPMORGAN LIQUID         MERGES WITH   ONE GROUP PRIME
ASSETS MONEY MARKET      AND INTO     MONEY MARKET FUND
FUND (A SERIES OF                     (A SERIES OF ONE
J.P. MORGAN MUTUAL                    GROUP MUTUAL FUNDS)
FUND TRUST)

JPMORGAN STRATEGIC      MERGES WITH   JPMORGAN GLOBAL
INCOME FUND (A           AND INTO     STRATEGIC INCOME
SERIES OF J.P. MORGAN                 FUND (A SERIES OF
MUTUAL FUND GROUP)                    J.P. MORGAN
                                      INSTITUTIONAL FUNDS)

ACQUIRED FUNDS                        ACQUIRING FUNDS
-----------------------------------------------------------
JPMORGAN TAX FREE       MERGES WITH   ONE GROUP TAX-FREE
INCOME FUND (A           AND INTO     BOND FUND (A SERIES
SERIES OF J.P. MORGAN                 OF ONE GROUP MUTUAL
MUTUAL FUND SELECT                    FUNDS)
TRUST)

JPMORGAN TREASURY       MERGES WITH   ONE GROUP U.S.
PLUS MONEY MARKET        AND INTO     TREASURY SECURITIES
FUND (A SERIES OF                     MONEY MARKET FUND
J.P. MORGAN MUTUAL                    (A SERIES OF ONE
FUND TRUST)                           GROUP MUTUAL FUNDS)

JPMORGAN U.S.           MERGE WITH    ONE GROUP
GOVERNMENT MONEY         AND INTO     GOVERNMENT MONEY
MARKET FUND (A SERIES                 MARKET FUND (A SERIES
OF J.P. MORGAN MUTUAL                 OF ONE GROUP
FUND TRUST)                           MUTUAL FUNDS)
ONE GROUP U.S.
GOVERNMENT
SECURITIES MONEY
MARKET FUND (A
SERIES OF ONE
GROUP MUTUAL FUNDS)

JPMORGAN U.S.           MERGE WITH    ONE GROUP SMALL CAP
SMALL COMPANY            AND INTO     GROWTH FUND
OPPORTUNITIES FUND                    (A SERIES OF ONE
(A SERIES OF                          GROUP MUTUAL FUNDS)
J.P. MORGAN FUNDS)
JPMORGAN SMALL CAP
GROWTH FUND (A
SERIES OF J.P. MORGAN
FLEMING MUTUAL
FUND GROUP, INC.)

JPMORGAN U.S.           MERGES WITH   ONE GROUP
TREASURY INCOME          AND INTO     GOVERNMENT BOND
FUND (A SERIES OF                     FUND (A SERIES OF
J.P. MORGAN MUTUAL                    ONE GROUP MUTUAL
FUND GROUP)                           FUNDS)

ONE GROUP BALANCED      MERGES WITH   JPMORGAN DIVERSIFIED
FUND (A SERIES OF        AND INTO     FUND (A SERIES OF
ONE GROUP MUTUAL                      J.P. MORGAN
FUNDS)                                INSTITUTIONAL FUNDS)

ONE GROUP               MERGES WITH   JPMORGAN U.S. EQUITY
DIVERSIFIED EQUITY       AND INTO     FUND (A SERIES OF
FUND (A SERIES OF ONE                 J.P. MORGAN
GROUP MUTUAL FUNDS)                   INSTITUTIONAL FUNDS)

ONE GROUP               MERGES WITH   JPMORGAN FLEMING
DIVERSIFIED              AND INTO     INTERNATIONAL EQUITY
INTERNATIONAL FUND                    FUND (A SERIES OF
(A SERIES OF ONE                      J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                   FUND SELECT GROUP)

ONE GROUP HEALTH        MERGES WITH   JPMORGAN GLOBAL
SCIENCES FUND            AND INTO     HEALTHCARE FUND (A
(A SERIES OF ONE                      SERIES OF J.P. MORGAN
GROUP MUTUAL FUNDS)                   SERIES TRUST)

ONE GROUP               MERGES WITH   JPMORGAN PRIME
INSTITUTIONAL PRIME      AND INTO     MONEY MARKET
MONEY MARKET FUND                     FUND (A SERIES OF
(A SERIES OF ONE                      J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                   FUND TRUST)

ONE GROUP               MERGES WITH   JPMORGAN
INTERMEDIATE TAX-        AND INTO     INTERMEDIATE TAX FREE
FREE BOND FUND (A                     INCOME FUND (A SERIES
SERIES OF ONE GROUP                   OF J.P. MORGAN
MUTUAL FUNDS)                         MUTUAL FUND SELECT TRUST)

ONE GROUP TREASURY      MERGES WITH   JPMORGAN 100%
ONLY MONEY MARKET        AND INTO     U.S. TREASURY
FUND (A SERIES OF                     SECURITIES MONEY
ONE GROUP MUTUAL                      MARKET FUND (A SERIES
FUNDS)                                OF J.P. MORGAN MUTUAL
                                      FUND TRUST)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   -  SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group
      Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One

      Group Dealer Services, Inc. are currently provided to One Group
      Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level of quality or services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services.
      On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

      JPMorgan Fleming Asia Equity Fund

      JPMorgan Fleming Emerging Markets Debt Fund

      JPMorgan Fleming Emerging Markets Equity Fund

      JPMorgan Fleming International Equity Fund

      JPMorgan Fleming International Growth Fund

      JPMorgan Fleming International Opportunities Fund

      JPMorgan Fleming International Small Cap Equity Fund

      JPMorgan Fleming International Value Fund

      JPMorgan Fleming Intrepid European Fund

      JPMorgan Fleming Japan Fund

      JPMorgan Fleming Tax Aware International Opportunities Fund

      JPMorgan Global 50 Fund

      JPMorgan Global Healthcare Fund

      JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON FEBRUARY 18, 2006. THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THE FUND ASSUMING THAT THE MERGER INVOLVING THE FUND DESCRIBED ABOVE DOES NOT OCCUR.

                             PRIME MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)



                                                                SELECT SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.08
DISTRIBUTION (RULE 12b-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                          0.45



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

SELECT CLASS SHARES OF JPMORGAN PRIME MONEY MARKET FUND. Effective February 19, 2005, the Select Class Shares of the JPMorgan Prime Money Market Fund will be redesignated (renamed) as Premier Shares of the same Fund.

LEGAL PROCEEDINGS RELATING TO BOIA AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND

                                                                                    YEAR    9/10/01**
                                                                                   ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                                 8/31/03      8/31/02
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                             $  1.00    $    1.00
-----------------------------------------------------------------------------------------------------
  Income from Investment Operations:

    Net Investment Income                                                           0.01         0.02

    Less Dividends from Net Investment Income                                       0.01         0.02
                                                                                 -------    ---------
Net Asset Value, End of period                                                   $  1.00    $    1.00
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                     1.02%        1.78%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA:

    Net Assets, End of period (millions)                                         $   776    $   1,064
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

    Net Expenses                                                                    0.44%        0.42%
-----------------------------------------------------------------------------------------------------
    Net Investment Income                                                           1.03%        1.83%
-----------------------------------------------------------------------------------------------------
    Expenses Without Waivers, Reimbursements and Earnings Credits                   0.47%        0.46%
-----------------------------------------------------------------------------------------------------
    Net Investment Income Without Waivers, Reimbursements and Earnings Credits      1.00%        1.79%
-----------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.

(b)  Not annualized for periods less than one year.

  #  Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-8358


          (C) JPMorgan Chase & Co. All Rights Reserved. December 2004.

                                                                    PR-PMMS-1204

PROSPECTUS DECEMBER 27, 2004



JPMORGAN MONEY MARKET FUNDS
CASH MANAGEMENT SHARES


PRIME MONEY MARKET FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                        1

The Fund's Management and Administration                                       7

How Your Account Works                                                        10

  Buying Fund Shares                                                          10

  Selling Fund Shares                                                         12

  Other Information Concerning the Fund                                       13

Shareholder Information                                                       14

  Distributions and Taxes                                                     14

  Availability of Proxy Voting Record                                         14

  Portfolio Holdings Disclosure                                               14

Future Changes to Certain Information
  Concerning the Funds                                                        16

What the Terms Mean                                                           28

Financial Highlights                                                          29

How To Reach Us                                                       Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations


The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.


To obtain current yield information call 1-800-348-4782. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)


1994    3.39%
1995    4.59%
1996    4.13%
1997    4.49%
1998    4.61%
1999    4.83%
2000    6.03%
2001    3.78%
2002    0.94%
2003    0.30%



BEST QUARTER 3RD QUARTER, 2000       1.39%
WORST QUARTER 4TH QUARTER, 2003      0.04%



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 0.22%.


AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                  PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
CASH MANAGEMENT SHARES                   0.30             3.12              3.68



* THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CASH MANAGEMENT SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF THE MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CASH MANAGEMENT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CASH MANAGEMENT SHARES HAVE HIGHER EXPENSES THAN THE MORGAN SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR CASH MANAGEMENT SHARES
The expenses of the Cash Management Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a service organization.


EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CASH MANAGEMENT SHARES ASSETS)


MANAGEMENT FEES                                                         0.10
DISTRIBUTION (RULE 12b-1) FEES                                          0.50
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       ____

TOTAL ANNUAL OPERATING EXPENSES(2)                                      0.97


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS (i) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CASH MANAGEMENT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.97% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/18/05 AND (ii) A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, ONE GROUP ADMINISTRATIVE SERVICES, INC. AND ONE GROUP DEALER SERVICES, INC. AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE CASH MANAGEMENT SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.96%, OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06, PLEASE REFER TO THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND.". IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Cash Management Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Cash Management Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           ____        ____        ____         ____

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust.

The trust is governed by trustees who are responsible for overseeing all business activities. Certain changes to the organization of the trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Fund" below.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning the Fund's other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any) of 0.10% of average daily net assets.

FUND MANAGER COMPENSATION
The Fund portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Fund they help manage.

THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's administrator and will provide administrative services and oversee the Fund's other service providers. The Fund's administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of average daily net assets over $100 billion.


The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Cash Management Shares of the Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's shareholder servicing agent in the place of JPMorgan Chase Bank. For its service as shareholder servicing agent for the Fund, One Group Dealer Services, Inc. will receive an annual fee of 0.30% of the average daily net assets attributable to the Cash Management Shares of the Fund. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Fund."


THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Fund.


The Fund has adopted a Rule 12b-1 distribution plan under which it pays up to 0.50% of the average daily net assets attributed to Cash Management Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to the amount of actual expenses incurred.


Because Rule 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, and the payments made by the Distributor pursuant to the Fund's Rule 12b-1 Plan, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Cash Management Shares of the Fund. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense. The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund seeks to maintain a stable NAV per share of $1.00. The Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time at 5:00 P.M. Eastern Time (ET) each day the Fund is accepting orders. You will pay the next NAV per share calculated after the JPMorgan Funds Service Center accepts your order.

Prospective investors may only purchase shares of the Fund through a service organization. Your service organization is paid by the Fund to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers' investments in the Fund:


-  Acting directly or through an agent, as the sole shareholder of record

-  Maintaining account records for customers


-  Processing orders to purchase or redeem shares for customers


-  Responding to inquiries from shareholders

-  Assisting customers with investment procedures.


Tell your service organization that you want to buy shares and they will contact us. Your service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Your service organization may impose different minimum investments and earlier cut-off times to buy and sell shares.

Shares are available on any business day that the Fund is open for business. The Fund will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. ET. When the NYSE closes before the Fund's cut-off time, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase request is received by the Fund or an authorized agent of the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase requests received after the Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent the Fund remains open following an early close of the NYSE or if and to what extent the Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Fund may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or an authorized agent of the Fund receives your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund or an authorized agent of the Fund receives your purchase order after the cut-off time, we will process it at the next day's price.

Your service organization will be responsible for transmitting your purchase order to the Fund or an authorized agent of the Fund by the Fund's cut-off time. Your service organization may have an earlier cut-off time. In addition, your service organization may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the Fund's cut-off time is 5:00 P.M. ET.

The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


MINIMUM INVESTMENT
The minimum amount for initial investments in the Fund by a service organization is $10,000,000 and $25,000 for additional investments, although the minimum investments may be less for some investors.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.


GENERAL

The JPMorgan money market funds (including the Fund in this prospectus), are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although the Fund is managed in a manner that is consistent with its investment objectives, frequent trading by shareholders may disrupt its management and increase its expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your service organization. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your service organization to wire funds to:

JPMORGAN CHASE BANK, NA
ATTN:______________________
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-CASH MANAGEMENT)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 5:00 P.M., ET on the day that you placed your order.

SELLING FUND SHARES
Tell your service organization that you want to sell shares. The Fund or an authorized agent of the Fund must accept your order from your service organization by the Fund's cut-off time in order for us to process your order at that day's price. Your service organization will send the necessary documents to the JPMorgan Funds Service Center. Your service organization may charge you for this service.

Under normal circumstances, if the Fund or an authorized agent of the Fund accepts your order before the Fund's cut-off time, the Fund will attempt to make available to you the proceeds the same business day. The Fund may stop accepting orders to sell and may postpone payments for more than one day, as federal securities laws permit.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.


REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.


OTHER INFORMATION CONCERNING THE FUND

We may close your account if the balance falls below the minimum as a result of selling shares. We may also close the account if you fail to meet the investment minimum over a twelve-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses arising from any sales request if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your service organization. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The Fund may issue multiple classes of shares. This prospectus relates only to Cash Management Shares of the Fund. Each class has different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. The Fund distributes the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund distributes any short-term capital gain at least annually. The Fund does not expect to realize long-term capital gain.


Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. However, the state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from the Fund will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund holds a particular asset, not on how long you have owned your shares. The Fund expects substantially all of its distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
Each business day, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   -  Lowering the investment advisory fees applicable to many of the One

      Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan

Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                        ACQUIRING FUNDS
------------------------------------------------------------
JPMORGAN BOND           MERGES WITH   ONE GROUP BOND FUND
FUND II (A SERIES OF     AND INTO     (A SERIES OF ONE
J.P. MORGAN MUTUAL                    GROUP MUTUAL FUNDS)
FUND SELECT GROUP)

JPMORGAN EQUITY         MERGES WITH   ONE GROUP LARGE CAP
GROWTH FUND (A SERIES    AND INTO     GROWTH FUND (A SERIES
OF J.P. MORGAN MUTUAL                 OF ONE GROUP MUTUAL
FUND INVESTMENT                       FUNDS)
TRUST)

JPMORGAN EQUITY         MERGES WITH   ONE GROUP EQUITY
INCOME FUND (A           AND INTO     INCOME FUND (A SERIES
SERIES OF J.P. MORGAN                 OF ONE GROUP MUTUAL
MUTUAL FUND                           FUNDS)
INVESTMENT TRUST)

JPMORGAN GLOBAL 50      MERGES WITH   JPMORGAN FLEMING
FUND (A SERIES OF        AND INTO     INTERNATIONAL
J.P. MORGAN SERIES                    OPPORTUNITIES FUND (A
TRUST)                                SERIES OF J.P. MORGAN
                                      INSTITUTIONAL FUNDS)

JPMORGAN LIQUID         MERGES WITH   ONE GROUP PRIME
ASSETS MONEY MARKET      AND INTO     MONEY MARKET FUND
FUND (A SERIES OF                     (A SERIES OF ONE
J.P. MORGAN MUTUAL                    GROUP MUTUAL FUNDS)
FUND TRUST)

JPMORGAN STRATEGIC      MERGES WITH   JPMORGAN GLOBAL
INCOME FUND (A           AND INTO     STRATEGIC INCOME
SERIES OF J.P. MORGAN                 FUND (A SERIES OF
MUTUAL FUND GROUP)                    J.P. MORGAN
                                      INSTITUTIONAL FUNDS)

ACQUIRED FUNDS                        ACQUIRING FUNDS
------------------------------------------------------------
JPMORGAN TAX FREE       MERGES WITH   ONE GROUP TAX-FREE
INCOME FUND (A           AND INTO     BOND FUND (A SERIES
SERIES OF J.P. MORGAN                 OF ONE GROUP MUTUAL
MUTUAL FUND SELECT                    FUNDS)
TRUST)

JPMORGAN TREASURY       MERGES WITH   ONE GROUP U.S.
PLUS MONEY MARKET        AND INTO     TREASURY SECURITIES
FUND (A SERIES OF                     MONEY MARKET FUND
J.P. MORGAN MUTUAL                    (A SERIES OF ONE
FUND TRUST)                           GROUP MUTUAL FUNDS)

JPMORGAN U.S.           MERGE WITH    ONE GROUP
GOVERNMENT MONEY         AND INTO     GOVERNMENT MONEY
MARKET FUND (A                        MARKET FUND (A SERIES
SERIES OF                             OF ONE GROUP
J.P. MORGAN MUTUAL                    MUTUAL FUNDS)
FUND TRUST)
ONE GROUP U.S.
GOVERNMENT
SECURITIES MONEY
MARKET FUND (A
SERIES OF ONE
GROUP MUTUAL FUNDS)

JPMORGAN U.S.           MERGE WITH    ONE GROUP SMALL CAP
SMALL COMPANY            AND INTO     GROWTH FUND
OPPORTUNITIES FUND                    (A SERIES OF ONE
(A SERIES OF                          GROUP MUTUAL FUNDS)
J.P. MORGAN FUNDS)
JPMORGAN SMALL CAP
GROWTH FUND (A
SERIES OF J.P. MORGAN
FLEMING MUTUAL
FUND GROUP, INC.)

JPMORGAN U.S.           MERGES WITH   ONE GROUP
TREASURY INCOME          AND INTO     GOVERNMENT BOND
FUND (A SERIES OF                     FUND (A SERIES OF
J.P. MORGAN MUTUAL                    ONE GROUP MUTUAL
FUND GROUP)                           FUNDS)

ONE GROUP BALANCED      MERGES WITH   JPMORGAN DIVERSIFIED
FUND (A SERIES OF        AND INTO     FUND (A SERIES OF
ONE GROUP MUTUAL                      J.P. MORGAN
FUNDS)                                INSTITUTIONAL FUNDS)

ONE GROUP               MERGES WITH   JPMORGAN U.S. EQUITY
DIVERSIFIED EQUITY       AND INTO     FUND (A SERIES OF
FUND (A SERIES OF ONE                 J.P. MORGAN
GROUP MUTUAL FUNDS)                   INSTITUTIONAL FUNDS)

ONE GROUP               MERGES WITH   JPMORGAN FLEMING
DIVERSIFIED              AND INTO     INTERNATIONAL EQUITY
INTERNATIONAL FUND                    FUND (A SERIES OF
(A SERIES OF ONE                      J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                   FUND SELECT GROUP)

ONE GROUP HEALTH        MERGES WITH   JPMORGAN GLOBAL
SCIENCES FUND            AND INTO     HEALTHCARE FUND (A
(A SERIES OF ONE                      SERIES OF J.P. MORGAN
GROUP MUTUAL FUNDS)                   SERIES TRUST)

ONE GROUP               MERGES WITH   JPMORGAN PRIME
INSTITUTIONAL PRIME      AND INTO     MONEY MARKET
MONEY MARKET FUND                     FUND (A SERIES OF
(A SERIES OF ONE                      J.P. MORGAN MUTUAL
GROUP MUTUAL FUNDS)                   FUND TRUST)

ONE GROUP               MERGES WITH   JPMORGAN
INTERMEDIATE TAX-        AND INTO     INTERMEDIATE TAX FREE
FREE BOND FUND (A                     INCOME FUND (A SERIES
SERIES OF ONE GROUP                   OF J.P. MORGAN
MUTUAL FUNDS)                         MUTUAL FUND SELECT
                                      TRUST)

ONE GROUP TREASURY      MERGES WITH   JPMORGAN 100%
ONLY MONEY MARKET        AND INTO     U.S. TREASURY
FUND (A SERIES OF                     SECURITIES MONEY
ONE GROUP MUTUAL                      MARKET FUND (A SERIES
FUNDS)                                OF J.P. MORGAN MUTUAL
                                      FUND TRUST)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level of quality or services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28,

   2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses:
   One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

      JPMorgan Fleming Asia Equity Fund

      JPMorgan Fleming Emerging Markets Debt Fund

      JPMorgan Fleming Emerging Markets Equity Fund

      JPMorgan Fleming International Equity Fund

      JPMorgan Fleming International Growth Fund

      JPMorgan Fleming International Opportunities Fund

      JPMorgan Fleming International Small Cap Equity Fund

      JPMorgan Fleming International Value Fund

      JPMorgan Fleming Intrepid European Fund

      JPMorgan Fleming Japan Fund

      JPMorgan Fleming Tax Aware International Opportunities Fund

      JPMorgan Global 50 Fund

      JPMorgan Global Healthcare Fund

      JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON FEBRUARY 18, 2006. THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THE FUND ASSUMING THAT THE MERGER INVOLVING THE FUND DESCRIBED ABOVE DOES NOT OCCUR.

                             PRIME MONEY MARKET FUND

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CASH MANAGEMENT SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.50
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                         0.96



(1) "OTHER EXPENSES" HAVE BEEN CALCULATED BASED ON THE ACTUAL OTHER EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR, EXCEPT THAT THESE EXPENSES HAVE BEEN ADJUSTED TO REFLECT THE ESTIMATED EXPENSES THAT WOULD HAVE BEEN INCURRED IF THE ADMINISTRATION AGREEMENT WITH OGA HAD BEEN IN EFFECT DURING THE MOST RECENT FISCAL YEAR. THE NEW ADMINISTRATION AGREEMENT AND THE FEE RATES UNDER THAT AGREEMENT, WHICH ARE DESCRIBED ABOVE, ARE EFFECTIVE FEBRUARY 19, 2005.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, OGA AND OGDS AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CASH MANAGEMENT SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.96% OF ITS AVERAGE DAILY NET ASSETS FOR THE PERIOD BEGINNING 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Cash Management Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Cash Management Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

LEGAL PROCEEDINGS RELATING TO BOIA AND CERTAIN OF ITS AFFILIATES
None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND

                                                                                         YEAR     9/10/01**
                                                                                        ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                      8/31/03       8/31/02
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                  $  1.00     $    1.00
-----------------------------------------------------------------------------------------------------------
  Income from Investment Operations:
    Net Investment Income                                                                0.01          0.01
  Less Dividends from Net Investment Income                                              0.01          0.01
                                                                                      -------     ---------
Net Asset Value, End of Period                                                        $  1.00     $    1.00
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                          0.50%         1.25%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA:

    Net Assets, End of Period (millions)                                              $   544     $     282
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

    Net Expenses                                                                         0.95%         0.96%
-----------------------------------------------------------------------------------------------------------
    Net Investment Income                                                                0.48%         1.17%
-----------------------------------------------------------------------------------------------------------
    Expenses Without Waivers, Reimbursements and Earnings Credits                        0.96%         0.99%
-----------------------------------------------------------------------------------------------------------
    Net Investment Income Without Waivers, Reimbursements and Earnings Credits           0.47%         1.14%
-----------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room, and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-8358.

           (C) JPMorgan Chase & Co. All Rights Reserved. December 2004

                                                                   PR-PMMCM-1204

                         J.P. MORGAN MONEY MARKET FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 27, 2004


                    J.P. MORGAN MUTUAL FUND TRUST ("JPMMFT")

          JPMorgan Prime Money Market Fund ("Prime Money Market Fund")
  JPMorgan Liquid Assets Money Market Fund ("Liquid Assets Money Market Fund") JPMorgan U.S. Government Money Market Fund ("U.S. Government Money Market Fund")
  JPMorgan Treasury Plus Money Market Fund ("Treasury Plus Money Market Fund")
        JPMorgan Federal Money Market Fund ("Federal Money Market Fund")
            JPMorgan 100% U.S. Treasury Securities Money Market Fund
               ("100% U.S. Treasury Securities Money Market Fund")
       JPMorgan Tax Free Money Market Fund ("Tax Free Money Market Fund")
   JPMorgan California Tax Free Money Market Fund ("California Tax Free Money
                                  Market Fund")
  JPMorgan New York Tax Free Money Market Fund ("New York Tax Free Money Market
                                     Fund")


     This Statement of Additional Information is not a Prospectus but contains additional information which should be read in conjunction with the Prospectuses dated December 27, 2004, for Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, Treasury Plus Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, Tax Free Money Market Fund, California Tax Free Money Market Fund and New York Tax Free Money Market Fund (each a "Fund," and collectively, the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the Financial Statements included in the Shareholder Reports relating to the Funds dated August 31, 2004. The Prospectuses and Financial Statements, including the Independent Accountants' Reports are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.


     For more information about the Funds or the Financial Statements, simply write or call for:


SELECT CLASS SHARES, MORGAN SHARES, CLASS B SHARES,
CLASS C SHARES, PREMIER SHARES, CASH MANAGEMENT SHARES AND RESERVE
SHARES:                                                              AGENCY SHARES AND INSTITUTIONAL CLASS SHARES:
JPMorgan Funds Service Center                                        JPMorgan Institutional Funds Service Center
P.O. Box 219392                                                      500 Stanton Christiana Road
Kansas City, MO 64121-9392                                           Newark, DE 19713

1-800-348-4782                                                       1-800-766-7722



                                                                   SAI-MMKT-1204

TABLE OF CONTENTS                                                                         PAGE
-----------------                                                                         ----
GENERAL                                                                                      1
INVESTMENT STRATEGIES AND POLICIES                                                           3
INVESTMENT RESTRICTIONS                                                                     13
TRUSTEES                                                                                    15
OFFICERS                                                                                    20
CODES OF ETHICS                                                                             21
PROXY VOTING PROCEDURES AND GUIDELINES                                                      22
INVESTMENT ADVISER                                                                          23
ADMINISTRATOR AND SUB-ADMINISTRATOR                                                         25
DISTRIBUTOR                                                                                 27
DISTRIBUTION PLAN                                                                           29
CUSTODIAN                                                                                   32
TRANSFER AGENT                                                                              32
SHAREHOLDER SERVICING                                                                       33
EXPENSES                                                                                    35
FINANCIAL PROFESSIONALS                                                                     36
INDEPENDENT ACCOUNTANTS                                                                     36
PORTFOLIO TRANSACTIONS                                                                      36
PURCHASES, REDEMPTIONS AND EXCHANGES                                                        37
NET ASSET VALUE                                                                             39
PERFORMANCE INFORMATION                                                                     39
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES                                        42
DISTRIBUTIONS AND TAX MATTERS                                                               43
ADDITIONAL INFORMATION                                                                      47
APPENDIX A-DESCRIPTION OF CERTAIN OBLIGATIONS ISSUED OR GUARANTEED BY U.S.
GOVERNMENT AGENCIES OR INSTRUMENTALITIES                                                   A-1
APPENDIX B-DESCRIPTION OF SECURITY RATINGS                                                 B-1
APPENDIX C- ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES              C-1
APPENDIX D- INFORMATION CONCERNING THE STATE OF NEW YORK                                   D-1

                                     GENERAL


     This Statement of Additional Information ("SAI") describes the financial history, investment strategies and policies, management and operation of the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, Treasury Plus Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, Tax Free Money Market Fund, California Tax Free Money Market Fund and New York Tax Free Money Market Fund (each a "Fund" and collectively, the "Money Market Funds" or "Funds") in order to enable investors to select the Fund or Funds which best suit their needs. It provides additional information with respect to the Funds and should be read in conjunction with the current Prospectus relevant to that Fund. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     The Funds are series of J.P. Morgan Mutual Fund Trust (the "Trust"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. On April 30, 2003, the name of the Trust was changed from Mutual Fund Trust to J.P. Morgan Mutual Fund Trust. Each Fund is a separate series of the Trust. The Funds are diversified as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     PENDING TRANSACTIONS. On August 19, 2004, the Board of Trustees of the Trust approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series, a Massachusetts business trust ("JPMMFS"), subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

     On August 19, 2004, the Board of Trustees of the Trust also approved merger transactions involving five of the Funds included in this SAI. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.



ACQUIRED FUND                                                           ACQUIRING FUND
-----------------------------------------------------------------------------------------------------------------------
One Group Institutional Prime Money Market Fund       MERGES WITH AND   JPMorgan Prime Money Market Fund
                                                            INTO

JPMorgan Liquid Assets Money Market Fund              MERGES WITH AND   One Group Prime Money Market Fund
                                                            INTO

JPMorgan U.S. Government Money Market Fund                              One Group Government Money Market Fund
One Group U.S. Government Securities Money Market     MERGES WITH AND
Fund                                                        INTO

JPMorgan Treasury Plus Money Market Fund              MERGES WITH AND   One Group U.S. Treasury Securities Money Market
                                                            INTO        Fund

One Group Treasury Only Money Market Fund             MERGES WITH AND   JPMorgan 100% U.S. Treasury Securities Money
                                                            INTO        Market Fund



     Special meetings of shareholders of the Trust and JPMMFS have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

     If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS APPROVE the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund APPROVE the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS DO NOT APPROVE the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund DO NOT APPROVE the Shell Reorganization with respect to that Fund, the Fund will remain a series of the Trust. Each of the above considerations will apply to JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund and JPMorgan Treasury Plus Money Market Fund only to the extent that shareholders of these Funds do not approve the proposed merger transaction involving these Funds.

     The shares of the Funds are collectively referred to in this SAI as the "Shares." The Board of Trustees of the Funds has authorized the issuance of classes of Shares as follows:

Prime Money Market Fund                                     Class B,   Class C,   Morgan,  Select,  Premier,   Agency,
                                                            Institutional, Reserve and Cash Management
Liquid Assets Money Market Fund                             Morgan, Premier, Agency and Institutional
U.S. Government Money Market Fund                           Morgan, Premier, Agency and Institutional
Treasury Plus Money Market Fund                             Morgan, Premier, Agency, Institutional and Reserve
Federal Money Market Fund                                   Morgan, Premier, Agency and Institutional
100% U.S. Treasury Securities Money Market Fund             Morgan, Premier, Agency and Institutional
Tax Free Money Market Fund                                  Morgan, Premier, Agency and Institutional
California Tax Free Money Market Fund                       Morgan
New York Tax Free Money Market Fund                         Morgan and Reserve



     Effective February 19, 2005, the following Funds will also offer the following additional classes of Shares:



Prime Money Market Fund                                     Capital
Federal Money Market Fund                                   Reserve
100% U.S. Treasury Securities Money Market Fund             Capital and Reserve
Tax Free Money Market Fund                                  Reserve



     Effective September 10, 2001, the Board of Trustees approved the re-naming of the following Funds:



NEW NAME                                                    FORMER NAME
------------------------------------------------------------------------------------------------------------------------
JPMorgan Prime Money Market Fund                            JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund                          JPMorgan Federal Money Market Fund II



     Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees:



NEW NAME                                                    FORMER NAME
------------------------------------------------------------------------------------------------------------------------
JPMorgan Prime Money Market Fund II                         Chase Vista Prime Money Market Fund
JPMorgan U.S. Government Money Market Fund                  Chase Vista U.S. Government Money Market Fund
JPMorgan Treasury Plus Money Market Fund                    Chase Vista Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund II                       Chase Vista Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund    Chase Vista 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund                         Chase Vista Tax Free Money Market Fund
JPMorgan California Tax Free Money Market Fund              Chase Vista California Tax Free Money Market Fund
JPMorgan New York Tax Free Money Market Fund                Chase Vista New York Tax Free Money Market Fund



     Effective February 19, 2005, the following Funds will be renamed with the approval of the Board of Trustees of the Trust, as applicable:



NAME OF FUND AS OF DECEMBER 28, 2004                        NAME OF FUND EFFECTIVE FEBRUARY 19, 2005
------------------------------------------------------------------------------------------------------------------------
JPMorgan California Tax Free Money Market Fund              JPMorgan California Municipal Money Market Fund
JPMorgan New York Tax Free Money Market Fund                JPMorgan New York Municipal Money Market Fund


     Effective May 1, 2003, the Trust was renamed with the approval of the Board of Trustees to J.P. Morgan Mutual Fund Trust from Mutual Fund Trust.

     The Board of Trustees provides broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") is the investment adviser for all the Funds. Prior to September 1, 2003, the investment adviser to the Funds was J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)") and prior to February 28, 2001, the investment adviser was The Chase Manhattan Bank ("Chase").




     JPMorgan Chase Bank serves as the Trust's administrator (the
"Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Board of Trustees of the Trust are not affiliated with JPMIM or the Administrator.

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

     The Prospectuses set forth the various investment policies applicable to each Fund. The Money Market Funds invest only in U.S. dollar-denominated high-quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees.

     The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality, that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's structure, yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

                            MONEY MARKET INSTRUMENTS

     A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.


     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Prime, Liquid Assets, U.S. Government and Federal Money Market Funds may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.


     FOREIGN GOVERNMENT OBLIGATIONS. The Prime Money Market Fund and Liquid Assets Money Market Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities must be denominated in U.S. dollars. See "Foreign Investments."

     BANK OBLIGATIONS. The Tax Free Money Market Fund, California Tax Free Money Market Fund, New York Tax Free Money Market Fund (collectively, the "Tax Free Funds"), Prime Money Market Fund and Liquid Assets Money Market Fund, unless otherwise noted in the Prospectuses or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. See "Foreign Investments." The Prime Money Market Fund and Liquid Assets Money Market Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Prime Money Market Fund and Liquid Assets Money Market Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

     COMMERCIAL PAPER. The Prime Money Market Fund and Liquid Assets Money Market Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Prime Money Market Fund and Liquid Assets Money Market Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies each Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Prime Money Market Fund and Liquid Assets Money Market Fund to be liquid because they are payable upon demand. The Prime Money Market Fund and Liquid Assets Money Market Fund do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     ASSET-BACKED SECURITIES. The Prime Money Market Fund and Liquid Assets Money Market Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

     STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of a Fund's fundamental investment restriction related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Funds invest may be deemed illiquid and subject to their restrictions on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there may be no active trading market for structured products.


     REPURCHASE AGREEMENTS. Each of the Funds (other than the Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund) may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a collateralized loan of money by a Fund to the seller. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The U.S. Government Money Market Fund, Treasury Plus Money Market Fund, Tax Free Money Market Fund, California Tax Free Money Market Fund and New York Tax Free Money Market Fund may engage only in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling the Funds to look to the collateral, rather than the counterparty, for determining whether its assets are "diversified" for 1940 Act purposes. The Liquid Assets Money Market Fund and Prime Money Market Fund may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite nationally recognized statistical rating organizations. For these repurchase agreement transactions, the Funds would look to the counterparty, and not the collateral, for determining such diversification. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

     OTHER DEBT SECURITIES. The Prime Money Market Fund and Liquid Assets Money Market Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectuses or this SAI.

                               FOREIGN INVESTMENTS

     The Prime Money Market Fund and Liquid Assets Money Market Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

                              MUNICIPAL OBLIGATIONS

     The Prime Money Market Fund, Liquid Assets Money Market Fund and the Tax Free Funds may invest in municipal obligations. The Prime Money Market Fund and Liquid Assets Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by these Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.


     Interest on certain municipal obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax ("AMT"). Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT items and the interest on which is not subject to federal income tax. This legislation may affect the availability of municipal obligations for investment by the Tax Free Funds. Investments by the Tax Free Funds will be made in unrated municipal obligations only if they are determined to be of comparable quality to permissible rated investments on the basis of the Adviser's credit evaluation of the obligor or of the bank issuing a participation certificate, letter of credit or guaranty, or insurance issued in support of the obligation. High-quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees has determined that municipal obligations which are backed by the credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa.


     If, subsequent to purchase by the Tax Free Funds, (a) an issue of rated municipal obligations ceases to be rated in the highest short-term rating category by at least two rating organizations (or one rating organization if the instrument is rated by only one such organization) or the Board of Trustees determines that it is no longer of comparable quality or (b) a Money Market Fund's Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause such Money Market Fund to take such action as it determines is in its best interest and that of its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Fund's Board of Trustees is subsequently notified of the Adviser's actions.

     MUNICIPAL BONDS. The Prime Money Market Fund, Liquid Assets Money Market Fund and the Tax Free Funds may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities. The Prime Money Market Fund and Liquid Assets Money Market Fund may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     The Tax Free Funds may also invest in industrial development bonds that are backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Tax Free Funds may not invest more than 25% of the value of their total assets in such bonds if the issuers are in the same industry.

     MUNICIPAL NOTES. Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment.

     Municipal demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes.

     MUNICIPAL LEASE OBLIGATIONS. The Tax Free Funds may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Tax Free Funds may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Each Fund will limit its investments in "non-appropriation" leases to 10% of its assets. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Custodian (see "Custodian") a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

     REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales prices plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33% of each Fund's total assets.

     FORWARD COMMITMENTS. The Prime Money Market Fund, Liquid Assets Money Market Fund and the Tax Free Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to the Tax Free Funds, short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which, for consideration by investors in the Tax Free Funds, are not exempt from federal, state or local taxation. Forward commitments involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral in completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     STAND-BY COMMITMENTS. When a Fund purchases securities it may also enter into put transactions, including those referred to as stand-by commitments, with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price within a specified period prior to its maturity date and entitles a Fund to same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

     The amount payable to a Money Market Fund upon its exercise of a stand-by commitment with respect to a municipal obligation normally would be (i) the acquisition cost of the municipal obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, a Money Market Fund would value the underlying municipal obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. The Money Market Funds value stand-by commitments at zero for purposes of computing their net asset value per share.

     The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and the fact that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of a Money Market Fund will be invested in municipal obligations that are subject to stand-by commitments from the same bank or broker-dealer.

     FLOATING AND VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES. Each Fund other than the Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may invest in floating and variable rate securities. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The floating or variable rate demand instruments in which the Funds may invest are payable on demand on not more than seven calendar days' notice.

     The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or London Interbank Offered Rate ("LIBOR"), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by the Board of Trustees of the Trust in order to minimize credit risks.

     The Board of Trustees may determine that an unrated floating or variable rate security meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet a Fund's high quality criteria. If an instrument is ever deemed to fall below a Fund's high quality standards, either it will be sold in the market or the demand feature will be exercised.

     The securities in which the Tax Free Funds, Liquid Assets Money Market Fund and Prime Money Market Fund may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"), and, in the case of the Prime Money Market Fund and Liquid Assets Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax-exempt. Participation Certificates will only be purchased by the Tax Free Funds if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with inflation, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent this does occur, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar weighted average portfolio maturity.

     TENDER OPTION FLOATING OR VARIABLE RATE CERTIFICATES. The Funds may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

     ZERO COUPON AND STRIPPED OBLIGATIONS. Each Fund may invest up to 20% of its total assets in stripped obligations. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. The Prime Money Market Fund, Liquid Assets Money Market Fund and the Tax Free Funds may also invest in zero coupon obligations. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the rules of the Internal Revenue Code of 1986, as amended (the "Code"), investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

     Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

     CUSTODIAL RECEIPTS. The Prime Money Market Fund and Liquid Assets Money Market Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

     FUNDING AGREEMENTS. The Prime Money Market Fund, Liquid Assets Money Market Fund and the Tax Free Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser. Funding agreements generally will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there generally is no active secondary market for these investments, a funding agreement may be deemed to be illiquid.

     TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, each Tax Free Fund may invest without limitation in high quality taxable money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

     ILLIQUID INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Prime Money Market Fund, Liquid Assets Money Market Fund and the Tax Free Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. No Fund may acquire any illiquid holdings if, as a result thereof, more than 10% of a Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as the Prime Money Market Fund's investments in private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Funds. The price the Funds pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     The Prime Money Market Fund, Liquid Assets Money Market Fund and the Tax Free Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

     Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     At the time the Liquid Assets Money Market Fund, California Tax Free Money Market Fund, or New York Tax Free Money Market Fund acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. Each of these Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first or second tier securities. These Funds may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

     At the time any of the other JPMorgan Money Market Funds acquires its investments, the investments will qualify as first tier securities. The Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first tier securities. The Funds may not purchase any security which qualifies as a second tier security at the time of the Fund's investment.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund:

     (1) May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

     (2) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law;

     (3) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (ii) the Tax Free Funds may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates;

     (4) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     (5) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     (6) May not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     (7) May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participators are considered to be debt instruments. For the Tax Free Money Market Fund, California Tax Free Money Market Fund and New York Tax Free Money Market Fund, the Funds' 80% investment policy is fundamental and may not be changed without shareholder approval. For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Board of Trustees of the Trust approved a proposal to amend each Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

     BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.


                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition, each Fund is subject to the following non-fundamental investment restrictions which may be changed without shareholder approval:

     (1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

     (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

     (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     (4) Each Fund may not invest more than 10% of its net assets in illiquid securities.

     (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.


     (7) Each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (8) U.S. Government Money Market Fund may not change the policy of investing, under normal circumstances, at least 80% of its assets in U.S. Government securities, as defined in the Prospectus, unless the Fund provides shareholders with at least 60 days prior written notice of such change.

     For purposes of investment restriction (4) above, illiquid securities include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.


     The investment objective of each Fund is non-fundamental.

     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of investment, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES


     The names of the Trustees of the Funds, together with information regarding the year of their birth, positions with the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
       NAME (YEAR OF BIRTH);                                              COMPLEX(1)
      POSITIONS WITH THE FUNDS             PRINCIPAL OCCUPATIONS          OVERSEEN BY       OTHER DIRECTORSHIPS HELD
              (SINCE)                       DURING PAST 5 YEARS             TRUSTEE           OUTSIDE FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG (1941);          Retired; Vice-President &               68          None
Trustee since 1994.                   Treasurer of Ingersoll-Rand
                                      Company (manufacturer of
                                      industrial equipment)
                                      (1972-2000).

ROLAND R. EPPLEY, JR. (1932);         Retired.                                68          Director of Janel Hydro Inc.
Trustee since 1994.                                                                       (Automotive) (1993-present)

DR. MATTHEW GOLDSTEIN (1941);         Chancellor of the City                  68          Director of National
Trustee since 2003.                   University of New York,                             Financial Partners
                                      (1999-Present); President,                          (financial services
                                      Adelphi University (New York)                       distributor) (2003-present);
                                      (1998-1999).                                        Trustee of Bronx-Lebanon
                                                                                          Hospital Center
                                                                                          (1992-present); Director of
                                                                                          New Plan Excel Realty Trust,
                                                                                          Inc. (real estate investment
                                                                                          trust) (2000-present);
                                                                                          Director of Lincoln Center
                                                                                          Institute for the Arts in
                                                                                          Education (1999-present)

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
       NAME (YEAR OF BIRTH);                                              COMPLEX(1)
      POSITIONS WITH THE FUNDS             PRINCIPAL OCCUPATIONS          OVERSEEN BY       OTHER DIRECTORSHIPS HELD
              (SINCE)                       DURING PAST 5 YEARS             TRUSTEE           OUTSIDE FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------
ANN MAYNARD GRAY** (1945); Trustee    Vice President of Capital               68          Director of Duke Energy
since 2001.                           Cities/ABC, Inc.                                    Corporation (1997-present);
                                      (communications) (1986-1998).                       Director of Elan
                                                                                          Corporation, Plc
                                                                                          (pharmaceuticals)
                                                                                          (2001-present); Director of
                                                                                          The Phoenix Companies
                                                                                          (wealth management services)
                                                                                          (2002-present)

MATTHEW HEALEY (1937); Trustee        Retired; Chief Executive                68          None
since 2001.                           Officer of certain J.P. Morgan
                                      Fund trusts (1982-2001).

ROBERT J. HIGGINS (1945); Trustee     Director of Administration of           68          Director of Providian
since 2002.                           the State of Rhode Island                           Financial Corp. (banking)
                                      (2003); President - Consumer                        (2002-present)
                                      Banking and Investment
                                      Services Fleet Boston
                                      Financial (1971-2002).

WILLIAM G. MORTON, JR.  (1937);       Chairman Emeritus (2001-2002),          68          Director of Radio Shack
Trustee since 2003.                   and Chairman and Chief                              Corporation (electronics)
                                      Executive Officer, Boston                           (1987-present); Director of
                                      Stock Exchange (1985-2001).                         The Griswold Company
                                                                                          (securities brokerage)
                                                                                          (2002-2004); Trustee of
                                                                                          Morgan Stanley Institutional
                                                                                          Funds (1993-2003); Director
                                                                                          of The National Football
                                                                                          Foundation and College Hall
                                                                                          of Fame (1994-present);
                                                                                          Trustee of the Berklee
                                                                                          College of Music
                                                                                          (1998-present); Trustee of
                                                                                          the Stratton Mountain School
                                                                                          (2001-present)

FERGUS REID, III (1932); Trustee      Chairman of Lumelite                    68          Trustee of Morgan Stanley
since 1994 and Chairman of the        Corporation (plastics                               Funds (209 portfolios)
Board of Trustees since 2001.         manufacturing) (2003-present);                      (1995-present)
                                      Chairman and CEO of Lumelite Corporation
                                      (1985-2002).

JAMES J. SCHONBACHLER (1943);         Retired; Managing Director of           68          None
Trustee since 2001.                   Bankers Trust Company
                                      (financial services)
                                      (1968-1998).

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
       NAME (YEAR OF BIRTH);                                              COMPLEX(1)
      POSITIONS WITH THE FUNDS             PRINCIPAL OCCUPATIONS          OVERSEEN BY       OTHER DIRECTORSHIPS HELD
              (SINCE)                       DURING PAST 5 YEARS             TRUSTEE           OUTSIDE FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.* (1935);     Retired; Chief Executive                68          None.
Trustee since 1998.                   Officer of Chase Mutual Funds
                                      (investment company)
                                      (1989-1998); President and
                                      Chief Executive Officer of
                                      Vista Capital Management
                                      (investment management)
                                      (1990-1998); Chief Investment
                                      Executive of Chase Manhattan
                                      Private Bank (investment
                                      management) (1990-1998).



(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Board of Trustees serves includes 13 investment companies.


* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.


** Dana Maynard Gray, the daughter of Ann Maynard Gray, became an employee of JPMorgan Securities, Inc. as an Associate Analyst on May 3, 2004.

     Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended August 31, 2004. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met one time during the fiscal year ended August 31, 2004. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met one time during the fiscal year end August 31, 2004. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The responsibilities of the Governance Committees include, among other things, the selection and nomination of persons for election or appointment as Trustees, the review of shareholder correspondence to the Board, the review of nominees recommended to the Board by shareholders, the review of compensation of the Trustees and the recommendation of independent legal counsel to the Independent Trustees. The Governance Committee met one time during the fiscal year end August 31, 2004.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the Family of Investment
Companies:


                                  OWNERSHIP OF PRIME          OWNERSHIP OF FEDERAL        OWNERSHIP OF TREASURY
NAME OF TRUSTEE                    MONEY MARKET FUND           MONEY MARKET FUND         PLUS MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                     None                         None                        None
Roland R. Eppley, Jr.                    None                         None                        None

Dr. Matthew Goldstein                    None                         None                        None
Ann Maynard Gray                    $10,001--$50,000                   None                       None
Matthew Healey                           None                    Over $100,000                    None
Robert J. Higgins                        None                         None                        None
William G. Morton, Jr.                   None                         None                        None
Fergus Reid, III                         None                         None                        None
James J. Schonbachler               $10,001--$50,000                   None                       None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                         None                        None

                                                             OWNERSHIP OF 100% U.S.         OWNERSHIP OF U.S.
                                 OWNERSHIP OF TAX FREE        TREASURY SECURITIES              GOVERNMENT
NAME OF TRUSTEE                    MONEY MARKET FUND           MONEY MARKET FUND            MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                     None                    Over $100,000                    None
Roland R. Eppley, Jr.                    None                         None                        None
Dr. Matthew Goldstein                    None                         None                        None
Ann Maynard Gray                         None                         None                        None
Matthew Healey                       Over $100,000                    None                        None
Robert J. Higgins                        None                         None                        None
William G. Morton, Jr.                   None                         None                        None
Fergus Reid, III                         None                         None                        None
James J. Schonbachler                    None                         None                        None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                         None                        None


                                 OWNERSHIP OF       OWNERSHIP OF         OWNERSHIP OF        AGGREGATE OWNERSHIP
                                LIQUID ASSETS       NEW YORK TAX          CALIFORNIA          OF ALL REGISTERED
                                 MONEY MARKET        FREE MONEY            TAX FREE          INVESTMENT COMPANIES
NAME OF TRUSTEE                      FUND           MARKET FUND       MONEY MARKET FUND     OVERSEEN BY TRUSTEE(1)
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 None               None                 None               Over $100,000
Roland R. Eppley, Jr.                None               None                 None               Over $100,000
Dr. Matthew Goldstein                None               None                 None                    None
Ann Maynard Gray                     None               None                 None              $10,001--$50,000
Matthew Healey                       None               None                 None               Over $100,000
Robert J. Higgins                    None               None                 None                    None
William G. Morton, Jr.               None               None                 None                    None
Fergus Reid, III                     None               None                 None
James J. Schonbachler                None               None                 None              $50,000--$100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             None               None                 None               Over $100,000


(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes 11 investment companies.


     As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

     Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. As of July 16, 2003 Messrs. Armstrong, Spalding and Healey are paid an additional $40,000 for their services as Committee Chairmen. The Board of Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

     Aggregate Trustee compensation paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2003 is set forth below:


                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS


                                             100% U.S.
                                              TREASURY      CALIFORNIA                      NEW YORK
                                             SECURITIES      TAX FREE        FEDERAL        TAX FREE
                                               MONEY           MONEY          MONEY          MONEY       PRIME MONEY
             NAME OF TRUSTEES               MARKET FUND     MARKET FUND    MARKET FUND    MARKET FUND    MARKET FUND
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                         $ 6,767          $ 195         $ 5,042        $ 2,507        $ 65,483
Roland R. Eppley, Jr.                          5,823            167           4,365          2,160          56,302
Dr. Matthew Goldstein                          4,282            125           3,167          1,571          41,558
Ann Maynard Gray                               5,823            167           4,366          2,160          56,302
Matthew Healey                                 7,781            224           5,833          2,887          75,245
Robert J. Higgins                              5,823            167           4,365          2,160          56,302
William G. Morton, Jr.                         4,282            125           3,167          1,571          41,558
Fergus Reid, III                               12,187           351           9,136          4,521          117,869
James J. Schonbachler                          5,823            167           4,365          2,160          56,302
INTERESTED TRUSTEE
Leonard M. Spalding, Jr. *                     6,124            177           4,598          2,280          59,421



                                                                                         LIQUID
                                             TAX FREE                       U.S.         ASSETS           TOTAL
                                              MONEY        TREASURY      GOVERNMENT       MONEY        COMPENSATION
                                              MARKET      PLUS MONEY        MONEY        MARKET         PAID FROM
             NAME OF TRUSTEES                  FUND       MARKET FUND    MARKET FUND      FUND      "FUND COMPLEX"(1)
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                        $ 13,145       $ 4,845       $ 11,945       $ 3,340        $ 140,000
Roland R. Eppley, Jr.                         11,103         4,143         10,210         2,828          120,000
Dr. Matthew Goldstein                         8,569          3,088          7,706         2,244           90,000
Ann Maynard Gray                              11,103         4,143         10,210         2,828          120,000
Matthew Healey                                14,843         5,537         13,647         3,781          160,000
Robert J. Higgins                             11,103         4,143         10,210         2,828          120,000

                                                                                         LIQUID
                                             TAX FREE                       U.S.         ASSETS           TOTAL
                                              MONEY        TREASURY      GOVERNMENT       MONEY        COMPENSATION
                                              MARKET      PLUS MONEY        MONEY        MARKET         PAID FROM
             NAME OF TRUSTEES                  FUND       MARKET FUND    MARKET FUND      FUND      "FUND COMPLEX"(1)
------------------------------------------------------------------------------------------------------------------------
William G. Morton, Jr.                        8,569          3,088          7,706         2,244           90,000
Fergus Reid, III                              23,256         8,674         21,380         5,924          250,000
James J. Schonbachler                         11,103         4,143         10,210         2,828          120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.*                     11,764         4,349         10,801         2,973          126,667



* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase & Co. stock.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Board of Trustees serves includes 13 investment companies.

     The Board of Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Board of Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Currently, Mr. Spalding is the only Trustees who has elected to defer compensation under such plan.


                                    OFFICERS

     The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.


      NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
       -----------------                                           -------------------
George C.W. Gatch (1962),         Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
President (2001)                  Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Robert L. Young (1963),           Mr. Young joined Banc One Investment Advisors Corporation in 1996 and in 1999 he
Senior Vice President (2004)      became Vice President and Treasurer of One Group Administrative Services, Inc. and
                                  One Group Dealer Services, Inc. and in 2001, Mr. Young became the COO of the One
                                  Group Mutual Funds.

Patricia A. Maleski (1960),       Vice President, JPMIM, head of FFI and US Institutional Funds Administration and
Vice President and Chief          Board Liaison.  Prior to joining JPMorgan in 2001, she was the Vice President of
Administrative Officer  (2004)    Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

      NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
       -----------------                                           -------------------
Wayne H. Chan (1965),             Vice President and Assistant General Counsel, JPMIM, since September 2002; Mr. Chan
President (2003)and Secretary     was an associate at the law firm of Shearman & Sterling from May 2001 through
(2004)                            September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969),       Director of Mutual Fund Administration, One Group Administrative Services, since
Treasurer (2004)                  January 2004; Ms. Dorsey worked for Bank One Corporation from January 2003 to
                                  January 2004; Prior to joining Bank One Corporation, held various positions at
                                  PricewaterhouseCoopers LLP from September 1992.

Jessica K. Ditullio (1963),       From August 1990 to present, various attorney positions for Bank One Corporation
Assistant Secretary (2004)        (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)        Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                  Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                  Banc One Investment Advisors Corporation.

Alaina Metz (1967), Assistant     Chief Administrative Officer of BISYS Fund Services, Inc.; formerly, Supervisor of
Secretary (2001)*                 the Blue Sky Department of Alliance Capital Management L.P.

Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*       formerly Section Manager at Northern Trust Company and Accounting Supervisor at
                                  Allstate Insurance Company.

Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)        mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3C-7 funds, hedge funds and LLC products. Prior to joining
                                  JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at
                                  Prudential Investments.

Paul M. DeRusso (1954),           Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955),           Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the JPMorgan Chase organization complex.

Stephen M. Ungerman (1953),       Vice President, JPMIM; Fund Administration - Pooled Vehicles; prior to joining
Chief Compliance Officer          JPMorgan Chase in 2000, he held a number of positions in Prudential Financial's
(2004)                            asset management business, including Assistant General Counsel, Tax Director and
                                  Co-head of Fund Administration; Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.


*   The contact address for the officer is 3435 Stelzer Road, Columbus, OH
    43219.


     As of December __, 2004, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS

     The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.


     Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS") will become the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OGDS must:
(i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Boards of Trustees of the Funds have delegated to JPMIM proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees have adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.


     The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an Independent Voting Service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.


     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:


- JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.


- JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).


- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

-  JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

- JPMIM votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                         PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, the Funds will make available to the public upon request to the JPMorgan Service Center (1-800-348-4782) an uncertified complete schedule of its portfolio holdings as of the prior business day.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to
(i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than as provided in the first paragraph above, including pricing services, accountants, attorneys, and custodians. Such holdings are released on conditions of confidentiality which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship
(E.G., attorney-client relationship), or required by fiduciary or regulatory principles (E.G., custody services provided by financial institutions). Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review, in accordance with the Funds' procedures. No compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees' will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures seek to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders.
The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at www.sec.gov.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), between the Trust on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.


     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.


     Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMorgan Chase Bank, will become the administrator to the Funds in place of JPMorgan Chase Bank. Similarly, effective that same day, One Group Dealer Services, Inc., also an affiliate of JPMorgan Chase Bank, will replace JPMorgan Chase Bank as the shareholder servicing agent for the Funds. See the "Administrator and Sub-Administrator" and "Shareholder Servicing" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.


     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See the "Fund Transactions" section.


     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2004, the Board of Trustees of the Trust approved amendments to the Advisory Agreement reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for the Funds, (iii) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

     Prior to September 1, 2003, JPMFAM (USA), which was a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.


     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets.


     The table below sets forth the investment advisory fees paid or accrued by the following Funds to JPMIM or JPMFAM (USA), (waived amounts are in parentheses) with respect to the fiscal periods indicated:



                                                      8/31/02            8/31/03           8/31/04
                                                      -------            -------           -------
PRIME MONEY MARKET FUND
     Paid or Accrued                               $   59,806,000    $   52,172,000
     Waived                                                     -                 -
FEDERAL MONEY MARKET FUND
     Paid or Accrued                                    5,711,000         4,200,000
     Waived                                                     -                 -
TREASURY PLUS MONEY MARKET FUND
     Paid or Accrued                                    4,225,000         3,856,000
     Waived                                                     -                 -
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
     Paid or Accrued                                    5,679,000         5,486,000
     Waived                                                     -                 -
U.S. GOVERNMENT MONEY MARKET FUND
     Paid or Accrued                                    8,805,000         9,277,000
     Waived                                                     -                 -
TAX FREE MONEY MARKET FUND
     Paid or Accrued                                    7,441,000         9,952,000
     Waived                                                     -                 -
CALIFORNIA TAX FREE MONEY MARKET FUND
     Paid or Accrued                                      146,000           156,000
     Waived                                                     -                 -
NEW YORK TAX FREE MONEY MARKET FUND
     Paid or Accrued                                    2,349,000         2,121,000
     Waived                                                     -                 -
LIQUID ASSETS MONEY MARKET FUND
     Paid or Accrued                                      278,000         2,256,000

                                                      8/31/02            8/31/03           8/31/04
                                                      -------            -------           -------
     Waived                                              (259,000)         (171,000)


     The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specially approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, have approved the Advisory Agreement for the Trust on behalf of each Fund.


     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving the Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of the Funds' advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to an Administration Agreement dated September 7, 2001 (the "Administration Agreement"), between the Trust on behalf of the Funds and JPMorgan Chase Bank, JPMorgan Chase Bank serves as administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

     JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

     Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

     In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.10% of each Money Market Fund's average daily net assets of up to $100 billion on an annualized basis for the Fund's then-current fiscal year and 0.05% of the average daily net assets over $100 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

     On August 19, 2004, the Board of Trustees of the Trust approved an administration agreement (the "New Administration Agreement") with One Group Administrative Services, Inc. ("OGA"). OGA is an affiliate of JPMorgan Chase Bank, the current Administrator, and an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, OH 43240. Pursuant to the New Administration Agreement, effective February 19, 2005, OGA will be the administrator of the Funds. The new name of the Administrator will be "JPMorgan Funds Administrative Services, Inc." effective February 19, 2005.

     Pursuant to the New Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement, the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the New Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement, the custodian agreement, the fund accounting agreement and the transfer agency agreement. Under the New Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the New Administration Agreement.

     Unless sooner terminated, the New Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the New Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the New Administration Agreement or interested persons of any such party. The New Administration Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees or by OGA. The termination of the New Administration Agreement with respect to one Fund will not result in the termination of the New Administration Agreement with respect to any other Fund.

     The New Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the New Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by OGA pursuant to the New Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets of the money market funds in the JPMorgan Fund Complex over $100 billion. For purposes of this paragraph, the "JPMorgan Fund Complex" includes the series of One Group Mutual Funds.

         For the fiscal year ends indicated below, JPMorgan Chase Bank, or its predecessor, was paid or accrued administration fees, and waived the amounts in parentheses, for the following Funds:



                                                      8/31/02          8/31/03             8/31/04
                                                      -------          -------             -------
PRIME MONEY MARKET FUND
     Paid or Accrued                              $   59,033,000    $   52,172,000
     Waived                                           (9,237,000)       (4,474,000)
FEDERAL MONEY MARKET FUND
     Paid or Accrued                                   5,640,000         4,200,000
     Waived                                           (1,039,000)         (715,000)
TREASURY PLUS MONEY MARKET FUND
     Paid or Accrued                                   4,182,000         3,856,000
     Waived                                           (1,660,000)       (1,406,000)
TAX FREE MONEY MARKET FUND
     Paid or Accrued                                   7,368,000         9,952,000
     Waived                                           (2,206,000)       (2,279,000)
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
     Paid or Accrued                                   5,616,000         5,486,000
     Waived                                           (1,103,000)         (852,000)
U.S. GOVERNMENT MONEY MARKET FUND
     Paid or Accrued                                   8,698,000         9,277,000
     Waived                                           (4,152,000)       (4,203,000)
CALIFORNIA TAX FREE MONEY MARKET FUND
     Paid or Accrued                                     144,000           156,000
     Waived                                              (67,000)          (89,000)
NEW YORK TAX FREE MONEY MARKET FUND
     Paid or Accrued                                   2,325,000         2,121,000
     Waived                                             (823,000)          (63,000)
LIQUID ASSETS MONEY MARKET FUND
     Paid or Accrued                                     278,000         2,256,000
     Waived                                             (278,000)       (1,846,000)


                                   DISTRIBUTOR

     J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

     The Distribution Agreement shall continue in effect with respect to each Fund for a period of two years after execution and from year to year only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.


     Effective February 19, 2005, One Group Dealer Services, Inc., 1111 Polaris Parkway, Columbus, OH ("OGDS"), will begin serving as distributor to the Funds pursuant to a Distribution Agreement approved by the Board of Trustees of the Trust on August 19, 2004. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase.

     Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days prior written notice, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc.


     Under a prior Distribution and Sub-Administration Agreement, dated August 24, 1995, the Distributor also provided certain administration services. The table below sets forth for each Fund, the sub-administration fees paid or accrued to the Distributor (the amounts voluntarily waived in parentheses) under the previous arrangement for the fiscal year indicated:

        FUND                                                         8/31/01
        ------------------------------------------------------------------------
        PRIME MONEY MARKET FUND
             Paid or Accrued                                      $   13,410,606
             Waived                                                   (2,682,121)
        FEDERAL MONEY MARKET FUND
             Paid or Accrued                                             883,460
             Waived                                                            -
        TREASURY PLUS MONEY MARKET FUND
             Paid or Accrued                                           1,291,511
             Waived                                                   (1,033,209)
        TAX FREE MONEY MARKET FUND
             Paid or Accrued                                             921,188
             Waived                                                            -
        100% U.S. TREASURY SECURITIES MONEY MARKET FUND
             Paid or Accrued                                           2,676,672
             Waived                                                   (1,812,442)
        U.S. GOVERNMENT MONEY MARKET FUND
             Paid or Accrued                                           4,108,016

        FUND                                                         8/31/01
        ------------------------------------------------------------------------
             Waived                                                   (3,985,921)
        CALIFORNIA TAX FREE MONEY MARKET FUND
             Paid or Accrued                                              44,457
             Waived                                                       (3,651)
        NEW YORK TAX FREE MONEY MARKET FUND
             Paid or Accrued                                           1,068,154
             Waived                                                   (1,068,154)
        LIQUID ASSETS MONEY MARKET FUND
             Paid or Accrued                                                   -
             Waived                                                            -

                          DISTRIBUTION PLAN


     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Cash Management, Class B and Class C Shares of the Prime Money Market Fund, the Morgan Shares of the Money Market Funds (except the Prime Money Market Fund), Premier Shares of the U.S. Government Money Market Fund and the Reserve Shares of the Prime Money Market Fund, Treasury Plus Money Market Fund and New York Tax Free Money Market Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average daily net asset value of the Class B Shares, 0.75% annualized of the average daily net asset value of the Class C Shares or 0.10% annualized of the average daily net asset value of the Morgan Shares of Liquid Assets Money Market Fund maintained in a Fund by such broker-dealers' customers. With respect to Cash Management Shares of Prime Money Market Fund, broker-dealers will be compensated with trail or maintenance commissions of 0.50% annualized of the average daily net asset value. With respect to Reserve Shares of Prime Money Market Fund, Treasury Plus Money Market Fund and New York Tax Free Money Market Fund, broker-dealers will be compensated with trail or maintenance commissions of 0.25% annualized of the average daily net asset value. For Class B, Class C and Morgan Shares, trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. For other classes of shares, such commissions will generally be paid beginning at the time of initial purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive 0.75% on Class B and C Shares, 0.50% on Cash Management Shares, 0.10% on Morgan Shares and 0.25% on Reserve Shares of average daily net assets, the fee will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). However, no class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.


     The Institutional Class Shares, Premier Shares and Agency Shares of the Money Market Funds have no Distribution Plan.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not

"interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").


     The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees of the Trust on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by the Trust with respect to the classes of Shares specified above.


     For the fiscal years indicated below, the Distributor was paid or accrued the following 12b-1 Distribution Fees and voluntarily waived through September 9, 2001 and then contractually thereafter, the amounts in parentheses following such fees with respect to the Shares of each Fund:


                                                             8/31/03                              8/31/04
                                                ---------------------------------    ---------------------------------
                                                  PAID/ACCRUED        WAIVED
                                                ---------------   ---------------    ---------------   ---------------
PRIME MONEY MARKET FUND
     B Shares                                   $        90,000                 -
     C Shares                                             5,000                 -
     Reserve Shares                                   1,011,000                 -
     Cash Management Shares                           1,806,000                 -
FEDERAL MONEY MARKET FUND
     Morgan Shares                                      381,000   $      (278,000)
TREASURY PLUS MONEY MARKET FUND
     Morgan Shares                                      852,000          (646,000)
     Reserve Shares                                     590,000                 -
TAX FREE MONEY MARKET FUND
     Morgan Shares                                      702,000          (562,000)
100% U.S. TREASURY SECURITIES MONEY MARKET
FUND
     Morgan Shares                                    3,168,000        (2,687,000)
CALIFORNIA TAX FREE MONEY MARKET FUND
     Morgan Shares                                      156,000          (156,000)
NEW YORK TAX FREE MONEY MARKET FUND
     Morgan Shares                                    1,940,000        (1,878,000)
     Reserve Shares                                     544,000          (139,000)
U.S. GOVERNMENT MONEY MARKET FUND
     Morgan Shares                                    3,187,000        (1,638,000)
     Premier Shares                                   1,012,000          (771,000)
LIQUID ASSETS MONEY MARKET FUND
     Morgan Shares                                       18,000           (18,000)



     Expenses paid by the Distributor related to the distribution of Fund shares under the Distribution Plan during the fiscal year ended August 31, 2004:



PRIME MONEY MARKET FUND
     Advertising and sales literature

     Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders
     Compensation to dealers
     Compensation to sales personnel
     Class B Shares financing charges
     Equipment, supplies and other indirect distribution-related expenses

FEDERAL MONEY MARKET FUND
     Advertising and sales literature
     Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders
     Compensation to dealers
     Compensation to sales personnel
     Class B Shares financing charges
     Equipment, supplies and other indirect distribution-related expenses

TREASURY PLUS MONEY MARKET FUND
     Advertising and sales literature
     Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders
     Compensation to dealers
     Compensation to sales personnel
     Class B Shares financing charges
     Equipment, supplies and other indirect distribution-related expenses

TAX FREE MONEY MARKET FUND
     Advertising and sales literature
     Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders
     Compensation to dealers
     Compensation to sales personnel
     Class B Shares financing charges
     Equipment, supplies and other indirect distribution-related expenses

100% U.S. TREASURY SECURITIES MONEY MARKET FUND
     Advertising and sales literature
     Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders
     Compensation to dealers
     Compensation to sales personnel
     Class B Shares financing charges
     Equipment, supplies and other indirect distribution-related expenses

CALIFORNIA TAX FREE MONEY MARKET FUND
     Advertising and sales literature
     Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders
     Compensation to dealers
     Compensation to sales personnel
     Class B Shares financing charges
     Equipment, supplies and other indirect distribution-related expenses

NEW YORK TAX FREE MONEY MARKET FUND
     Advertising and sales literature
     Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders
     Compensation to dealers
     Compensation to sales personnel
     Class B Shares financing charges

     Equipment, supplies and other indirect distribution-related expenses

U.S. GOVERNMENT MONEY MARKET FUND
     Advertising and sales literature
     Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders
     Compensation to dealers
     Compensation to sales personnel
     Class B Shares financing charges
     Equipment, supplies and other indirect distribution-related expenses

LIQUID ASSETS MONEY MARKET FUND
     Advertising and sales literature
     Printing, production and mailing of prospectuses and shareholder reports to other than current shareholders
     Compensation to dealers
     Compensation to sales personnel
     Class B Shares financing charges
     Equipment, supplies and other indirect distribution-related expenses


     With respect to the Class B Shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

                                    CUSTODIAN

     Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase
Bank is an affiliate of the Adviser.

     For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. money market funds of 0.011% of the first $5 billion, 0.008% on the next $5 billion, 0.004% on the next $90 billion and 0.0025% for such assets over $100 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. money market fund is $10,000.

     In addition, there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees. Prior to May 5, 2003, The Bank of New York served as the Funds' custodian and fund accounting agent and prior to September 7, 2001, The Chase Manhattan Bank was the Funds' custodian and fund accounting agent. For additional information, see the Prospectuses.

                                 TRANSFER AGENT


     DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, MO 64105 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for creating income, capital gains and other changes in share ownership to shareholder accounts.

         On August 19, 2004, the Board of Trustees of the Trust approved the retention of Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, MA 02171 ("BFDS"), to serve as transfer agent and dividend disbursing agent for each Fund. The transition from DST to BFDS is expected to be completed in February, 2005. The services to be provided by BFDS will be substantially similar to the services currently provided by DST as Transfer Agent and Dividend Disbursing Agent.

                              SHAREHOLDER SERVICING

     The Trust on behalf of each of the Funds has entered into a shareholder servicing agreement (the "Shareholder Servicing Agreement"), which enables the Funds to obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreement, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

Class B, Class C, Premier, Select, Cash Management and Reserve Shares                 0.25%
Morgan Shares                                                                         0.35%*
Reserve Shares of New York Tax Free Money Market Fund                                 0.35%*
Institutional Class and Agency Shares                                                 0.10%

* The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fees is for shareholder administrative services.


     On August 19, 2004, the Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Trust (as defined in the 1940 Act), approved a Shareholder Servicing Agreement between the Trust and OGDS (the "New Shareholder Servicing Agreement"). The New Shareholder Servicing Agreement will be effective February 19, 2005 with respect to the Morgan, Premier, Reserve, Cash Management, Select, Institutional, Capital, Class B and Class C Shares of each Fund. Under the New Shareholder Servicing Agreement, effective February 19, 2005, the Fund will pay OGDS a shareholder servicing fee as follows:


Class B and Class C Shares                                                            0.25%
Premier, Select, Cash Management and Reserve Shares                                   0.30%
Morgan Shares                                                                         0.35%*
Institutional Class Shares                                                            0.10%
Agency Shares                                                                         0.15%
Capital Shares                                                                        0.05%


The fee is paid to OGDS for a variety of specific shareholder servicing functions. OGDS may enter into shareholder servicing contracts with affiliated and unaffiliated broker-dealers and intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Morgan, Premier, Reserve, Cash Management,

Select, Institutional, Capital, Class B and Class C Shares of a Fund under which OGDS will pay all or a portion of the annual fee to such broker-dealers or intermediaries for performing such services.

     The New Shareholder Servicing Agreement will become effective February 19, 2005 and, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the New Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the New Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The New Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by OGDS. The New Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.


     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated:


                                             8/31/02                        8/31/03                        8/31/04
                                   ------------------------------------------------------------------------------------------
                                      PAID/                          PAID/                           PAID/
                                     ACCRUED         WAIVED         ACCRUED        WAIVED           ACCRUED         WAIVED
-----------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
     Morgan Shares                 $ 32,753,000              -    $ 20,441,000   $ (1,387,000)
     Premier Shares                  13,191,000   $    (40,000)     14,274,000       (115,000)
     Agency Shares                   16,771,000     (6,708,000)     13,045,000     (5,261,000)
     B Shares                            34,000              -          30,000         (5,000)
     C Shares                             1,000              -           2,000              -
     Institutional Class Shares      26,797,000    (26,755,000)     25,882,000    (25,882,000)
     Reserve Shares                     683,000        (26,000)      1,011,000        (13,000)
     Select Shares                    2,778,000       (180,000)      2,292,000       (213,000)
     Cash Management Shares             514,000         (4,000)        903,000              -
FEDERAL MONEY MARKET FUND
     Morgan Shares                    2,195,000        (32,000)      1,335,000              -
     Premier Shares                   4,332,000        (20,000)      3,616,000        (51,000)
     Agency Shares                      887,000       (364,000)        396,000       (191,000)
     Institutional Class Shares       2,464,000     (2,464,000)      1,976,000     (1,976,000)
TREASURY PLUS MONEY MARKET FUND
     Morgan Shares                    4,561,000       (540,000)      2,982,000              -
     Premier Shares                   2,211,000         (7,000)      2,526,000              -
     Agency Shares                    1,288,000       (608,000)      1,183,000       (585,000)
     Institutional Class Shares         511,000       (511,000)        575,000       (575,000)
     Reserve Shares                     595,000        (12,000)        590,000        (21,000)
TAX FREE MONEY MARKET FUND
     Morgan Shares                    3,090,000       (417,000)      2,457,000              -
     Premier Shares                   6,899,000              -       8,550,000        (58,000)
     Agency Shares                      967,000       (391,000)        860,000       (372,000)
     Institutional Class Shares       2,832,000     (2,820,000)      4,970,000     (4,970,000)
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND
     Morgan Shares                   14,236,000              -      11,087,000              -
     Premier Shares                     772,000              -       1,310,000              -
     Agency Shares                    1,125,000       (596,000)        959,000       (550,000)
     Institutional Class Shares         178,000       (178,000)        835,000       (835,000)
CALIFORNIA TAX FREE MONEY MARKET
FUND
     Morgan Shares                      511,000       (187,000)        547,000        (39,000)

                                             8/31/02                        8/31/03                        8/31/04
                                   ------------------------------------------------------------------------------------------
                                      PAID/                          PAID/                           PAID/
                                     ACCRUED         WAIVED         ACCRUED        WAIVED           ACCRUED         WAIVED
-----------------------------------------------------------------------------------------------------------------------------
NEW YORK TAX FREE MONEY MARKET
FUND
     Morgan Shares                    7,917,000              -       6,791,000              -
     Reserve Shares                     305,000              -         634,000         (1,000)
U.S. GOVERNMENT MONEY MARKET
FUND
     Morgan Shares                   13,115,000              -      11,152,000              -
     Premier Shares                   2,791,000              -       2,531,000              -
     Agency Shares                    3,484,000       (414,000)      3,794,000       (418,000)
     Institutional Class Shares         458,000       (344,000)      1,284,000       (929,000)
LIQUID ASSETS MONEY MARKET FUND
     Morgan Shares                       20,000         (3,000)         62,000        (25,000)
     Premier Shares                      18,000         (6,000)        127,000        (12,000)
     Agency Shares                       14,000        (12,000)        246,000        (91,000)
     Institutional Class Shares         251,000       (242,000)      1,941,000     (1,723,000)


     Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although it is not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as the shareholder servicing agent.

     For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

                                    EXPENSES

     In addition to the fees payable to the Adviser and JPMorgan Chase Bank under various agreements discussed under "Investment Adviser," "Administrator and Sub-Administrator" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Board of Trustees, registration fees under federal securities laws, interest, taxes and extraordinary expenses applicable to the Fund. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders and filing fees under state securities laws.

     JPMorgan Chase Bank, JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.


                             FINANCIAL PROFESSIONALS

     The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.


     Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or JPMorgan Chase Bank.


     Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

     The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.




     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted two exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker. The first order permits each Fund to deal with J.P. Morgan Securities as principal in the purchase and sale of taxable money market instruments (including commercial paper, bankers acceptances and medium term notes) and repurchase agreements. The second order permits each Fund to deal with J.P. Morgan Securities as principal in the purchase and sale of tax exempt money market instruments (including tax exempt commercial paper, general obligation and revenue anticipation notes, variable rate demand notes and put bonds). The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

     JPMorgan Chase Bank and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. JPMorgan Chase Bank and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. JPMorgan Chase Bank and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' Distributor or affiliates of the Distributor. JPMIM has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of JPMIM. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, JPMIM and its affiliates may exchange among themselves certain information about the shareholder and his account.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable, may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application.


     An investor can buy shares of a Fund in one of three ways: (i) through an investment representative (Financial Intermediary) or service organization, as applicable; (ii) through the Distributor by calling the JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable; or (iii) through the Systematic Investment Plan, depending upon what type of class of shares. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries, including affiliates of JPMorgan Chase. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or an authorized agent of the Fund, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his, her or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.


     The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.


     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     In accordance with section 22(e) of the 1940 Act, the Trust, on behalf of a Fund, reserves the right to postpone the date of payment upon redemption for more than one day for the Prime Money Market Fund and Liquid Assets Money Market Fund and for more than seven days for the other Money Market Funds or suspend the right of redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC or by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may by order permit for the protection of the Fund shareholders.

     Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value per share.


     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. You may pay a sales charge if you exchange your Morgan Shares for other classes of shares. If you exchange Class B Shares of Prime Money Market Fund for Class B Shares of another JPMorgan Fund or Class C Shares of Prime Money Market Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.


     Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Money Market Fund, shareholders must have acquired their shares in such money market fund by exchange from one of the other JPMorgan Funds or the exchange will be done at relative net asset value per share plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any contingent deferred sales charge ("CDSC") the investor pays.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


     Class B Shares of the Prime Money Market Fund automatically convert to Morgan Shares (and thus are then subject to the lower expenses borne by Morgan Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996 will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Morgan Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per shares, a shareholder may receive fewer or more Morgan Shares than the number of Class B Shares converted.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.


     Investors may incur a fee if they effect transactions through a Financial Intermediary.


                                 NET ASSET VALUE


     The Funds compute their net asset value per share once daily on Monday through Friday at the time indicated in the Prospectuses. The net asset value per share will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value per share is determined are the Funds' business days.


     The net asset value of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.


     The Funds' portfolio of securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviation, such as changing a Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds. See "Distributions and Tax Matters."


                             PERFORMANCE INFORMATION

     From time to time, the Funds may quote performance in terms of yield, actual distributions in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current yield information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

                                YIELD QUOTATIONS


     Any current "yield" for a class of shares of a Money Market Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation of portfolio securities. In addition, any effective yield quotation for a class of shares of a Money Market Fund so used shall be calculated according to the following formula:


             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] - 1

A portion of the Tax Free Money Market Fund's income used in calculating such yields may be taxable.

     Any taxable equivalent yield quotation of a class of shares of the Tax Free Funds shall be calculated as follows. If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation (as determined in accordance with the appropriate calculation described above) divided by 1, minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1, minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

     If applicable, a Fund's tax equivalent effective yield is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1, minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.


                                                                                                  EFFECTIVE
                                                                                                   COMPOUND
                                                                        CURRENT                   ANNUALIZED
                                                                       ANNUALIZED                YIELD AS OF
                                                                   YIELD AS OF 8/31/04             8/31/04
--------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
     Agency Shares                                                        1.31%                     1.32%
     Class B Shares                                                       0.33%                     0.33%
     Class C Shares                                                       0.33%                     0.33%
     Cash Management Shares                                               0.60%                     0.60%
     Institutional Class Shares                                           1.37%                     1.38%
     Morgan Shares                                                        0.98%                     0.98%
     Premier Shares                                                       1.12%                     1.12%
     Reserve Shares                                                       0.87%                     0.87%
     Select Shares                                                        1.13%                     1.13%
FEDERAL MONEY MARKET FUND
     Agency Shares                                                        1.23%                     1.24%
     Institutional Class Shares                                           1.29%                     1.30%
     Morgan Shares                                                        0.79%                     0.79%
     Premier Shares                                                       1.04%                     1.05%
TREASURY PLUS MONEY MARKET FUND
     Agency Shares                                                        1.22%                     1.23%
     Institutional Class Shares                                           1.27%                     1.28%
     Morgan Shares                                                        0.88%                     0.88%
     Premier Shares                                                       1.02%                     1.02%
     Reserve Shares                                                       0.77%                     0.77%
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
     Agency Shares                                                        1.11%                     1.11%
     Institutional Class Shares                                           1.16%                     1.16%
     Morgan Shares                                                        0.77%                     0.77%
     Premier Shares                                                       0.90%                     0.90%
U.S. GOVERNMENT MONEY MARKET FUND
     Agency Shares                                                        1.22%                     1.22%
     Institutional Class Shares                                           1.28%                     1.28%
     Morgan Shares                                                        0.89%                     0.89%
     Premier Shares                                                       1.02%                     1.03%
LIQUID ASSETS MONEY MARKET FUND
     Agency Shares                                                        1.29%                     1.30%
     Institutional Class Shares                                           1.35%                     1.36%
     Morgan Shares                                                        0.96%                     0.96%
     Premier Shares                                                       1.10%                     1.10%

                                                                                 EFFECTIVE           ANNUALIZED
                                                             CURRENT              COMPOUND              TAX
                                                           ANNUALIZED            ANNUALIZED          EQUIVALENT
                                                            YIELD AS            YIELD AS OF         YIELD* AS OF
                                                           OF 8/31/04             8/31/04             8/31/04
--------------------------------------------------------------------------------------------------------------------
TAX FREE MONEY MARKET FUND
     Agency Shares                                           1.06%                 1.06%               1.63%
     Institutional Class Shares                              1.12%                 1.13%               1.72%
     Morgan Shares                                           0.73%                 0.73%               1.12%
     Premier Shares                                          0.87%                 0.87%               1.34%
CALIFORNIA TAX FREE MONEY MARKET FUND
     Morgan Shares                                           0.77%                 0.78%               1.31%
NEW YORK TAX FREE MONEY MARKET FUND
     Morgan Shares                                           0.74%                 0.74%               1.30%
     Reserve Shares                                          0.54%                 0.54%               0.95%


   *The tax equivalent yields assume a federal income tax rate of 35.00% for the Tax Free Money Market Fund, a combined New York State, New York City and federal income tax rate of 43.10% for the New York Tax Free Money Market Fund and a combined California State and federal income tax rate of 41.05% for the California Tax Free Money Market Fund.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The Adviser, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

     Shareholders of the various classes of the Funds bear the fees and expenses described herein and in the Prospectuses.

     Advertising or communications to shareholders may contain the views of the Adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments and may include investment strategies and related matters believed to be of relevance to a Fund.

     Advertisements for JPMorgan Funds may include references to the asset size of other financial products made available by JPMIM, such as the offshore assets of other funds.

                               MASSACHUSETTS TRUST

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Board of Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.




     The Declaration of Trust provides that the Trust will indemnify its Board of Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. The Trust currently consists of nine series of shares of beneficial interest, par value $.001 per share. With respect to the Money Market Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through JPMorgan Chase Bank, as shareholder servicing agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, JPMorgan Chase Bank for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

     As of September 10, 2001, the Select Shares were renamed "Morgan Shares" and a new class called Select Shares was introduced. The Institutional Class Shares were renamed "Agency Shares" and a new class of shares called Institutional Class Shares was also introduced on that date.

     The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Funds' shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-348-4782 or 1-800-766-7722 to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board of Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     No certificates are issued for shares of the Funds.

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     TAX EXEMPT DIVIDENDS. Each tax-exempt Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.


     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.


     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that such Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.


     For federal income tax purposes, the following Money Markets Funds had capital loss carryforwards for the fiscal year ended August 31, 2004 (amounts in thousands):



                                                                 CAPITAL LOSS                     EXPIRES IN
FUND                                                            CARRYFORWARDS                        YEAR
                                                          ---------------------------      -------------------------
Treasury Plus Money Market Fund                                    $ (219)                     August 31, 2008
                                                                      (36)                     August 31, 2009
                                                          ---------------------------
                                                                     (255)



     To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.


     SALE OR REDEMPTION OF SHARES. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a Money Market Fund will do this. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

     Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

          Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Funds or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

                                PRINCIPAL HOLDERS


     As of November 30, 2004, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Funds:



FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
PRIME MONEY MARKET FUND                National Financial Serv Corp
(MORGAN SHARES)                        200 Liberty St Fl 5
                                       New York, NY 10281-5598

                                       Vestar Capital Partners IV
                                       Limited Partnership
                                       245 Park Ave #41
                                       New York, NY 10167-0002

                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

PRIME MONEY MARKET FUND                Wachovia Securities, LLC FBO
(CLASS C SHARES)                       Mrs. Rita F. Schneider
                                       3434 Vantage Ln
                                       Glenview, IL 60025-1365

                                            Pershing LLC
                                            P.O. Box 2052
                                       Jersey City, NJ 07303-2052

                                       Investors Trust Co Cust
                                       FBO Dianna Mandel IRA R/O
                                       825 - E9 Street Apt 1J
                                       Brooklyn, NY 11230

                                       Wachovia Securities, LLC FBO
                                       Phillip L Thomas
                                       IRA Dtd 04/10/85
                                       1318 Washington Ave
                                       New Orleans LA 70130-5750

                                       Investors Trust Co Cust
                                       IRA R/O Donald K Anderson
                                       241 S6th St
                                       Monmouth, IL 61462-2325

                                       NFSC FEBO #FBR-013560
                                       JPMorgan Chase Bank Cust
                                       IRA of Alena Maria Pithart
                                       3808 Grand Ave

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
                                       Oakland, CA 94610-1004

PRIME MONEY MARKET FUND                Kingsley & Co/JPM Asset Sweep
(PREMIER SHARES)                       Fund Omnibus Account
                                       Attn Special Products
                                       2 Ops/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

                                       Hare & Co
                                       C/O The Bank of New York
                                       Attn Stif/Master Note
                                       111 Sanders Creek Pkwy
                                       East Syracuse, NY 13057-1382

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Investor Services
                                       Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

PRIME MONEY MARKET FUND                JPMorgan Investor Services
(AGENCY SHARES)                        Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Investor Services
                                       Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

PRIME MONEY MARKET FUND                The Chase Manhattan Bank
(INSTITUTIONAL SHARES)                 FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       Hare & Co

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
                                       C/O The Bank of New York
                                       Attn Stif/Master Note
                                       111 Sanders Creek Pkwy
                                       East Syracuse, NY 13057-1382

PRIME MONEY MARKET FUND                Chase Manhattan Bank
(RESERVE SHARES)                       FBO IMA Customers
                                       1985 Marcus Ave Fl 2
                                       New Hyde Park, NY 11042-1053

                                       JPMorgan Chase Bank
                                       FBO Itself and Clients
                                       Attn Michele C Dixon
                                       10420 Highland Manor Dr 2nd Fl
                                       Tampa, FL 33610-9128

                                       South Trust Bank NA
                                       Attn Chad Manning/Cash Mgmt
                                       200 Wildwood Pkwy
                                       Homewood, AL 35209-7154

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       Chase Manhattan Bank
                                       FBO IMA Customers
                                       1985 Marcus Ave Fl 2
                                       New Hyde Park, NY 11042-1053

PRIME MONEY MARKET FUND                Bank of New York as Agent for
(CASH MANAGEMENT SHARES)               Sidney Frank Importing Co Inc
                                       20 Cedar St
                                       New Rochelle, NY 10801-5247

                                       Bank of New York as Agent for
                                       Liquidnet Inc
                                       Attn: Eric Legoff
                                       498 7th Ave Fl 12
                                       New York, NY 10018-6760

                                       Bank of New York as Agent for
                                       Liquidnet Holdings Inc
                                       Attn: Eric Legoff
                                       498 7th Ave Fl 12
                                       New York, NY 10018-6760

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
LIQUID ASSETS MONEY MARKET FUND        Wusthof-Trident of America, Inc.
(MORGAN SHARES)                        Attn: Enrica Staeger
                                       333 South Highland Avenue
                                       P.O. Box 390
                                       Briarcliff Manor, NY 10510-0264

                                       Food City Markets
                                       PO Box 669
                                       Orangeburg, NY 10962-0669

LIQUID ASSETS MONEY MARKET FUND        MBS Textbook Exchange Inc
(PREMIER SHARES)                       A/C 994157
                                       Attn Andrew Gingrich
                                       PO Box 637
                                       Columbia, MO 65205-0637

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       Vatterott Family Trust
                                       John Vatterott
                                       510 2nd St S
                                       Naples, FL 34102-8623

                                       Saint Barnabas Corporation
                                       Attn Don Dering
                                       2 Crescent Pl
                                       Oceanport, NJ 07757-1221

                                       Adesso, Inc.
                                       21 Penn Plaza
                                       Suite 1001
                                       New York, NY 10001-2727

LIQUID ASSETS MONEY MARKET FUND        JPMorgan Investor Services
(AGENCY SHARES)                        Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Investor Services
                                       Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
                                       Dallas, TX 75254-2916

                                       Stroock & Stroock & Lavan LLP
                                       180 Maiden Lane
                                       New York, NY 10038-4925

                                       JPMorgan Chase Bank
                                       Christina L Mattin
                                       Attn: Fund Operations 3/OPS3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2105

                                       Health Plus PHSP Inc.
                                       205 Montague Street 3rd Floor
                                       Brooklyn, NY 11201-3627

LIQUID ASSETS MONEY MARKET FUND        JPMorgan Trust Co NA
(INSTITUTIONAL SHARES)                 Paul G Allen - Collateral Account
                                       Attn Fund Operations 3/OPS3
                                       500 Stanton Christiana Road
                                       Newark, DE 19173-2107

                                       Delphi Asset Mgt Corp
                                       Attn Ryan Seghesio
                                       6005 Plumas St Ste 202
                                       Reno, NV 89509-6067

                                       Kappa Capital Management
                                       Attn Joe Anglim
                                       1030 Delta Blvd #856
                                       Atlanta, GA 30354-1989

                                       JPMorgan Chase Bank as Agent for
                                       Paul G Allen
                                       Attn Special Products
                                       500 Stanton Christiana Rd 1/OPS 3
                                       Newark, DE 19713

U.S. GOVERNMENT MONEY MARKET FUND      JPMorgan Chase Bank
(MORGAN SHARES)                        FBO Itself and Clients
                                       Attn Michele C Dixon
                                       10420 Highland Manor Dr 2nd Fl
                                       Tampa, FL 33610-9128

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       AIP JPMorgan Omnibus Acct
                                       Vista Account Sweep MMF FD 220
                                       C/O Liquidity Mgmt Operations
                                       Attn Michele Dixon
                                       10420 Highland Dr Fl 12

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
                                       Tampa, FL 33610

                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

U.S. GOVERNMENT MONEY MARKET FUND      JPMorgan Investor Services
(PREMIER SHARES)                       Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Investor Services
                                       Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       National Financial Serv Corp
                                       For the Excl Ben of our Cust
                                       Church Street Station
                                       P.O. Box 3752
                                       New York, NY 10008-3752

U.S. GOVERNMENT MONEY MARKET FUND      JPMorgan Investor Services
(AGENCY SHARES)                        Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Investor Services
                                       Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
                                       Dallas, TX 75254-2916

                                       General Electric Capital Corp
                                       As Agent Coll Acct For
                                       Allegiance Telecom Worldwide
                                       9201 N. Central Expwy
                                       Bldg B, Suite 500
                                       Dallas, TX 75231-5916

                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

U.S. GOVERNMENT MONEY MARKET FUND      The Chase Manhattan Bank
(INSTITUTIONAL SHARES)                 FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       General Re Corporate Finance
                                       Attn Cash Management
                                       630 5th Ave Ste 450
                                       New York, NY 10111-0499

                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       Enron Administrative Ser Corp
                                       Attn Betty Tauzier
                                       1400 Smith St
                                       Houston, TX 77002-7327

                                       Enron North America Corp
                                       Debtor in Possession
                                       1400 Smith St
                                       Houston, TX 77002-7327

                                       Enron Power Marketing Inc Dip
                                       Attn Betty Tauzier
                                       1400 Smith St
                                       Houston, TX 77002-7327

TREASURY PLUS MONEY MARKET FUND        The Chase Manhattan Bank
(MORGAN SHARES)                        FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

TREASURY PLUS MONEY MARKET FUND        Hare & Co

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
(PREMIER SHARES)                       C/O The Bank of New York
                                       Attn Stif/Master Note
                                       111 Sanders Creek Pkwy
                                       East Syracuse, NY 13057-1382

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

TREASURY PLUS MONEY MARKET FUND        JPMorgan Investor Services
(AGENCY SHARES)                        Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

TREASURY PLUS MONEY MARKET FUND        Hare & Co
(INSTITUTIONAL SHARES)                 C/O The Bank of New York
                                       Attn Stif/Master Note
                                       111 Sanders Creek Pkwy
                                       East Syracuse, NY 13057-1382

                                       The Robertson Foundation
                                       Attn:  Betsy Hart
                                       101 Park Ave Fl 48
                                       New York, NY 10178-4799

TREASURY PLUS MONEY MARKET FUND        Chase Manhattan Bank
(RESERVE SHARES)                       FBO IMA Customers
                                       1985 Marcus Ave Fl 2
                                       New Hyde Park, NY 11042-1053

                                       BNY  As Agent For
                                       Lava Trading Inc
                                       95 Morton St
                                       New York, NY 10014-3336

                                       Bank of New York as Agent For
                                       Peco Inc
                                       29 Wells Ave Bldg 4
                                       Yonkers, NY 10701-2753

                                       JPMorgan Chase Bank
                                       FBO Itself and Clients
                                       Attn Michele C Dixon
                                       10420 Highland Manor Dr 2nd Fl
                                       Tampa, FL 33610-9128

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
FEDERAL MONEY MARKET FUND              JPMorgan Chase
(MORGAN SHARES)                        Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Chase Bank
                                       FBO Itself and Clients
                                       Attn Michele C Dixon
                                       10420 Highland Manor Dr 2nd Fl
                                       Tampa, FL 33610-9128

FEDERAL MONEY MARKET FUND              Kingsley & Co/JPM Asset Sweep
(PREMIER SHARES)                       Fund Omnibus Account
                                       Attn Special Products
                                       2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

FEDERAL MONEY MARKET FUND              The Chase Manhattan Bank
(AGENCY SHARES)                        FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       Kingsley & Co/JPM Asset Sweep
                                       Fund Omnibus Account
                                       Attn Special Products
                                       2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

                                       JPMorgan Investor Services
                                       Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

FEDERAL MONEY MARKET FUND              Kingsley & Co/JPM Asset Sweep
(INSTITUTIONAL SHARES)                 Fund Omnibus Account
                                       Attn Special Products
                                       2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

100% U.S. TREASURY SECURITIES MONEY    JPMorgan Chase
MARKET FUND                            Attn Richard Boyer
(MORGAN SHARES)                        Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

100% U.S. TREASURY SECURITIES MONEY    The Chase Manhattan Bank
MARKET FUND                            FBO Various Trust
(PREMIER SHARES)                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Chase Bank
                                       James Simons
                                       Attn Fund Operations 3/OPS3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

100% U.S. TREASURY SECURITIES MONEY    HRM BRE Maui LLC
MARKET FUND                            C/O The Blackstone Group
(AGENCY SHARES)                        345 Park Ave
                                       New York, NY 10154-0004

                                       Blkste CCC Cap Ptrs
                                       C/O The Blackstone Group
                                       345 Park Ave
                                       New York, NY 10154-0004

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       Blackstone DDS Commu
                                       C/O The Blackstone Group
                                       345 Park Ave
                                       New York, NY 10154-0004

                                       Blackstone Group Hol
                                       C/O The Blackstone Group
                                       345 Park Ave
                                       New York, NY 10154-0004

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
                                       Affinity Health Plan Inc
                                       1 Fordham Plz
                                       Bronx, NY 10458-5871

100% U.S. TREASURY SECURITIES MONEY    The Chase Manhattan Bank
MARKET FUND                            FBO Various Trust
(INSTITUTIONAL SHARES)                 Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       Kingsley & Co/JPM Asset Sweep
                                       Fund Omnibus Account
                                       Attn Special Products
                                       2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Invest LLC
                                       Attn Jim Reddy
                                       1 Beacon St Ste 18
                                       Boston, MA 02108-3102

                                       Missionaries of Charity
                                       335 E145th St
                                       Bronx, NY 10451-5899

TAX FREE MONEY MARKET FUND             JPMorgan Chase
(MORGAN SHARES)                        Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       The Chase Manhattan Bank
                                       FBO Various Trust
                                       Capital Mkts Fid Svcs
                                       Attn Lily Nickerson
                                       14201Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       Obie & Co
                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       Rose Electronics
                                       Attn: David Rahvar or
                                       Peter Macourek

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
                                       P.O. Box 742571
                                       Houston, TX 77274-2571

                                       National Financial Serv Corp
                                       For the Excl Ben of Our Cust
                                       Attn Mike McLaughlin
                                       P.O. Box 3752
                                       New York, NY 10008-3752

TAX FREE MONEY MARKET FUND             Kingsley & Co/JPM Asset Sweep
(PREMIER SHARES)                       Fund Omnibus Account
                                       Attn Special Products
                                       2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

TAX FREE MONEY MARKET FUND             Kingsley & Co/JPM Asset Sweep
(AGENCY SHARES)                        Fund Omnibus Account
                                       Attn Special Products
                                       2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       JPMorgan Investor Services
                                       Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

                                       Obie & Co
                                       JPMorgan Chase
                                       Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

TAX FREE MONEY MARKET FUND             Kingsley & Co/JPM Asset Sweep
(INSTITUTIONAL SHARES)                 Fund Omnibus Account
                                       Attn Special Products
                                       2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

                                       Goldman Sachs Global Cash Services
                                            Omnibus Acct FBO Goldman Sachs
                                            & Customers
                                       4900 Sears Tower
                                       Chicago, IL 60606-6372

CALIFORNIA TAX FREE MONEY              Kingsley & Co/JPM Asset Sweep

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
MARKET FUND
(MORGAN SHARES)                        Fund Omnibus Account
                                       Attn Special Products
                                       2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

                                       Fiduciary Trust Revenue
                                       Attn John Conte
                                       600 5th Ave
                                       New York, NY 10020-2302

                                       JPMorgan Investor Services
                                       Cash Mgmt Investment Support
                                       Attn Cash Sweep Operations
                                       14221 Dallas Parkway  2JIP 6th Fl
                                       Dallas, TX 75254-2916

NEW YORK TAX FREE MONEY MARKET FUND    JPMorgan Chase
(MORGAN SHARES)                        Attn Richard Boyer
                                       Attn Lilly Nickerson
                                       14201 Dallas Pkwy Fl 12
                                       Dallas, TX 75254-2916

                                       National Financial Serv Corp Cust
                                       Church Street Station
                                       P.O. Box 3752
                                       New York, NY 10008-3752

                                       Kingsley & Co/JPM Asset Sweep
                                       Fund Omnibus Account
                                       Attn Special Products
                                       2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE 19713-2107

                                       Fiduciary Trust Revenue
                                       Attn John Conte
                                       600 5th Ave
                                       New York, NY 10020-2302

NEW YORK TAX FREE MONEY MARKET FUND    Chase Manhattan Bank
(RESERVE SHARES)                       FBO IMA Customers
                                       1985 Marcus Ave Fl 2
                                       New Hyde Park, NY 11042-1053


                              FINANCIAL STATEMENTS


The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual report filing made with the SEC on October __, 2004 (Accession No.
0001047469-04-_____________) pursuant to Section 32(b) of the 1940 Act and Rule
30b2-1 thereunder.


                                   APPENDIX A
                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES

FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

FNMA BONDS -- are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government. FHA Insured Notes are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.


FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.


GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

FHLMC CERTIFICATES AND FNMA CERTIFICATES -- are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

GSA PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

PUBLIC HOUSING BONDS -- are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

PENN CENTRAL TRANSPORTATION CERTIFICATES -- are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS -- are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

D.C. ARMORY BOARD BONDS -- are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                   APPENDIX B-DESCRIPTION OF SECURITY RATINGS*

     The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


               Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

               A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS


A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.


A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

CORPORATE AND MUNICIPAL BONDS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Commercial Paper, Including Tax Exempt

The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

FITCH

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

               Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE AND MUNICIPAL BONDS

               The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

  APPENDIX C- ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES

    THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
          STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

     This Appendix contains information about the State of California as set forth in "Appendix A" to the official statement issued by the State of California for its general obligation bond issue on October 29, 2003.

The State of California

TABLE OF CONTENTS

                                                                                          PAGE
INTRODUCTION TO APPENDIX A                                                                A-1

RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES                                  A-3

STATE INDEBTEDNESS AND OTHER OBLIGATIONS                                                  A-5

General                                                                                   A-5
Capital Facilities Financing                                                              A-5
General Obligation Bonds                                                                  A-5
Commercial Paper Program                                                                  A-5
Lease-Purchase Obligations                                                                A-6
Non-Recourse Debt                                                                         A-6
Pension Obligation Bonds                                                                  A-6
Fiscal Recovery Bonds                                                                     A-7
Enhanced Tobacco Settlement Revenue Bonds                                                 A-7
Cash Flow Borrowings                                                                      A-8

CASH FLOW                                                                                 A-9
2002-03 Fiscal Year                                                                       A-9
2003 Revenue Anticipation Warrants                                                        A-9
Fiscal Year 2003-04 Revenue Anticipation Notes                                            A-10

STATE FINANCES                                                                            A-11
The General Fund                                                                          A-11
The Special Fund for Economic Uncertainties                                               A-11
Inter-Fund Borrowings                                                                     A-12
State Warrants                                                                            A-14
Registered Warrants                                                                       A-14
Reimbursement Warrants                                                                    A-15
Refunding Warrants                                                                        A-15
Sources of Tax Revenue                                                                    A-15
Personal Income Tax                                                                       A-15
Sales Tax                                                                                 A-16
Corporation Tax                                                                           A-17
Insurance Tax                                                                             A-18
Estate Tax; Other Taxes                                                                   A-18
Special Fund Revenues                                                                     A-18
Vehicle License Fee                                                                       A-19
Taxes on Tobacco Products                                                                 A-19
Recent Tax Receipts                                                                       A-21
State Expenditures                                                                        A-23
State Appropriations Limit                                                                A-23
Proposition 98                                                                            A-25
Local Governments                                                                         A-26
Welfare Reform                                                                            A-27
Pension Trusts                                                                            A-28
Repayment of Energy Loans                                                                 A-30
Tobacco Litigation Settlement                                                             A-30
Investment of Funds                                                                       A-31

THE BUDGET PROCESS                                                                        A-32
General                                                                                   A-32
Constraints on the Budget Process                                                         A-32

PRIOR FISCAL YEARS' BUDGETS                                                               A-33
2000 Budget Act                                                                           A-33
2001 Budget Act                                                                           A-33
2002 Budget Act                                                                           A-34

CURRENT STATE BUDGET                                                                      A-35
Background                                                                                A-35
2003 Budget Act                                                                           A-36
Addressing the $38.2 Billion Shortfall                                                    A-37
Expenditure Cuts/Savings                                                                  A-38
Fund Shifts                                                                               A-39
Other Revenues                                                                            A-39
Loans/Borrowings                                                                          A-39
Fiscal Recovery Bonds                                                                     A-39
Budget Controls and Flexibility                                                           A-40
Continuing "Structural Deficit"                                                           A-40
Election of New Governor                                                                  A-41
Summary of State Revenues and Expenditures                                                A-42
Revenue and Expenditure Assumptions                                                       A-44
Economic Assumptions                                                                      A-45

FINANCIAL STATEMENTS                                                                      A-46

OVERVIEW OF STATE GOVERNMENT                                                              A-47
Organization of State Government                                                          A-47
Employee Relations                                                                        A-49

ECONOMY AND POPULATION                                                                    A-49
Introduction                                                                              A-49
Population and Labor Force                                                                A-50
Employment, Income, Construction and Export Growth                                        A-51

LITIGATION                                                                                A-54
Challenge to Discontinuation of Vehicle License Fee Offset                                A-54
Bond-Related Matters                                                                      A-55
Challenge Seeking Payment to Teacher's Retirement Board                                   A-55
Actions Seeking Flood-Related Damages                                                     A-55
Tax Refund Cases                                                                          A-56
Environmental Cleanup Matter                                                              A-57
Energy-Related Matters                                                                    A-58
Escheated Property Claims                                                                 A-58
Action Seeking Damages for Alleged Violations of Privacy Rights                           A-59
Actions Seeking Program Modifications                                                     A-59
Medically Indigent Adult Mandate Claims                                                   A-60

STATE DEBT TABLES                                                                         A-61

EXHIBIT 1 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH
RECEIPTS AND DISBURSEMENTS, JULY 1, 2002 THROUGH
JUNE 30, 2003 (UNAUDITED)                                                                 EX-1
EXHIBIT 2 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH
RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH
SEPTEMBER 30, 2003 (UNAUDITED)                                                            EX-2

                           INTRODUCTION TO APPENDIX A

     IMPORTANCE OF APPENDIX A. APPENDIX A is the part of the Official Statement that provides investors with information concerning the State of California. Investors must read the entire Official Statement, including APPENDIX A, to obtain information essential to making an informed investment decision.

     ELECTION OF NEW GOVERNOR. Uncertified results from a special election held on October 7, 2003 indicate that the Governor of the State, Gray Davis, has been recalled and that he will be replaced as Governor by Arnold Schwarzenegger. The Secretary of State of the State has until November 15, 2003 to certify the results of the recall election. The new Governor would not take office until the election results are certified. The Governor-elect is in the process of assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

     CALIFORNIA'S FINANCIAL SITUATION. In May 2003, Governor Gray Davis stated that the State faced an estimated two-year budget shortfall of $38.2 billion. The recently enacted 2003 Budget Act (as defined herein) addressed the shortfall through, among other proposals, the issuance of approximately $10.7 billion of fiscal recovery bonds which are presently being challenged in court, and $1.9 billion of pension obligation bonds, which a trial court has declined to validate. See "LITIGATION--Bond-Related Matters."

     Although the 2003 Budget Act is balanced, the Legislative Analyst's Office projects that the State would face an estimated $7.9 billion deficit in fiscal year 2004-05, which will have to be addressed by future legislation or other budget solutions. The ability of the State to meet its current obligations (including its obligations pursuant to various cash flow borrowings becoming due in fiscal year 2003-04 as described herein under "CASH FLOW--2003 Revenue Anticipation Warrants and "--Fiscal Year 2003-04 Revenue Anticipation Notes") depends in large part on its ability to implement the borrowings contemplated by the 2003 Budget Act. The State can make no assurances that such borrowings will not be delayed or cancelled as a result of litigation or other reasons. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "CASH FLOW."

     The credit rating agencies have considered California's financial situation. In December 2002, Fitch downgraded the State's general obligation credit rating to "A." In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB" and in August 2003, Moody's Investors Services downgraded such rating to "A3." In January 2001, these ratings were "AA," "AA" and "Aa2," respectively. See also "RATINGS" in the first part of this Official Statement.

     CALIFORNIA'S CREDIT HISTORY. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     OVERVIEW OF APPENDIX A. APPENDIX A begins with a description of recent developments regarding the State's economy and finances and then discusses the types of debt instruments that the State has issued and is authorized to issue in the future. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "STATE INDEBTEDNESS AND OTHER OBLIGATIONS." A discussion of the State's current and projected cash flow is contained under "CASH FLOW."

     APPENDIX A continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the current budget and the economic assumptions underlying the revenue projections contained in the current budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."

     Then, APPENDIX A incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2002, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2002. The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2002 through September 30, 2003 are included as Exhibits 1 and 2 to this APPENDIX A. See "FINANCIAL STATEMENTS."

     Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION."

     APPENDIX A concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES").

            RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES

     In recent years the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market related income tax revenues, such as capital gains realizations and stock option income. The State estimates that stock market related personal income tax revenue declined from $17.9 billion in fiscal year 2000-01 to $6.1 billion in fiscal year 2001-02, and to $5.0 billion in 2002-03, a total 72 percent decline. The State's economy continued to grow slowly through August of 2003. Slow growth is projected for the balance of 2003, and moderate growth is projected in 2004, generally tracking the national economy.

     In the budget for fiscal year 2002-03 (July 1, 2002 to June 30, 2003), Governor Davis and the Legislature addressed the continuing decline in tax revenues, primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans. See "PRIOR FISCAL YEARS' BUDGETS--2002 Budget Act."

     The 2003-04 Governor's Budget, as proposed by Governor Davis on January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 fiscal years absent corrective action. The 2003-04 Governor's Budget (incorporating requests made in December 2002) called for budget actions totaling over $10.2 billion early in calendar year 2003 in order to achieve maximum savings. In March and April 2003, the Legislature passed revised budget adjustment legislation totaling about $10.4 billion in spending reductions, deferrals and fund transfers (including $5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04).

     The May Revision to the 2003-04 Governor's Budget, released on May 14, 2003 (the "May Revision"), projected that while some corrective action was taken in March and April 2003, the pre-corrective action budget gap had increased to about $38.2 billion, primarily due to the cancellation of the sale of tobacco securitization bonds (which bonds have now been issued), lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. The budget proposals contained in the May Revision were significantly changed from the original Governor's Budget, and Governor Davis proposed to address the budget challenge in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003, by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of expenditure cuts (some already approved by the Legislature in March and April of 2003), fund transfers and loans, and transfer ("realignment") of certain health and social services programs from the State to counties, and
(3) pursue legislative action during the balance of the 2003 legislative session to enact structural reforms that would eliminate an estimated $7.9 billion structural deficit for the 2004-05 fiscal year. See "CURRENT STATE BUDGET--Background."

     The annual Budget Act for fiscal year 2003-04 (the "2003 Budget Act"), adopted by the Legislature on July 29, 2003 and signed by Governor Davis on August 2, 2003, largely reflects the budget proposals contained in the May Revision. Realization of the 2003 Budget Act proposals is dependent upon numerous assumptions and contingencies more fully described herein, including, among others, the successful resolution of pending litigation relating to the issuance of pension obligation bonds and pending litigation relating to the issuance of fiscal recovery bonds (expected to generate approximately $10.7 billion of proceeds). A State trial court has declined to validate the pension obligation bonds and the State has appealed this decision. See "STATE INDEBTEDNESS--Pension Obligation Bonds," "--Fiscal Recovery Bonds" and "LITIGATION--Bond-Related Matters."

     As reflected in the May Revision, further legislative action will be required to address the remaining funding gap in fiscal year 2004-05. The Legislative Analyst's Office estimated the amount to be $7.9 billion. This "structural deficit" reflects in part the use of one-time revenue enhancements, cost reductions and fund transfers in fiscal years 2002-03 and 2003-04 that will be unavailable in fiscal year 2004-05 as well as customary expenditure growth due to, among other things, enrollment, caseload, and population growth. See "CURRENT STATE BUDGET--2003 Budget Act--Continuing Structural Deficit."

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." In fiscal year 2002-03, the State retired $7.5 billion of revenue anticipation warrants issued near the end of the preceding fiscal year and issued $12.5 billion of revenue anticipation notes maturing in June 2003. Due to the budget shortfalls described above, the State Controller issued $10.965 billion of revenue anticipation warrants on June 18, 2003. This borrowing provided cash resources necessary to pay the State's obligations in June 2003 (including the maturing $12.5 billion of revenue anticipation notes) and in the first few months of fiscal year 2003-04. To provide further assurance for the repayment of the revenue anticipation warrants, which mature on June 16, 2004, the State entered into agreements with seven financial institutions which committed (subject to the conditions set forth in the agreements, including the State's inability to refund the revenue anticipation warrants) to purchase the revenue anticipation warrants upon their maturity. If the State is required to draw under the agreements, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. See "CASH FLOW--2003 Revenue Anticipation Warrants." The State issued $3.0 billion of revenue anticipation notes on October 28, 2003. To provide further assurance for the payment of the revenue anticipation notes, which mature on June 23, 2004, the State entered into an agreement with certain financial institutions to provide letters of credit to pay principal and interest with respect to certain of such notes when due. If the State is required to draw under such letters of credit, or is otherwise unable to pay principal and interest on the notes at maturity, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. See "CASH FLOW--Fiscal Year 2003-04 Revenue Anticipation Notes."

     Since the 2003 Budget Act, the Controller has released actual results of receipts and disbursements for the months of August and September. Cash and unused borrowable resources through the end of September, 2003 were $1.1 billion above the projections done in connection with the 2003 Budget Act. See "EXHIBIT 2 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH SEPTEMBER 30, 2003 (UNAUDITED)" No assurance can be given by the State that available cash and unused borrowable resources will continue to be above projections.

     In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State expects to pay $8.203 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $1.2 billion deficit by the end of calendar year 2004 notwithstanding the automatic unemployment insurance tax rate increase that takes effect January 1, 2004. The State may address this issue with one or more of the following options: (1) obtain a loan from the federal government, (2) rollback unemployment benefits and/or (3) increase unemployment insurance taxes which are the sole source of funds for the UI Fund. There is no reason to believe that one or all of these options will not be available to the State. The loan from the federal government would provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan would eventually be repaid from increased UI tax revenue or the available resources resulting from decreased benefits. Interest payments on the loan would be paid by the EDD Contingent Fund and not the General Fund. The new Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed in the upcoming session of the Legislature.

                    STATE INDEBTEDNESS AND OTHER OBLIGATIONS

GENERAL

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

CAPITAL FACILITIES FINANCING

GENERAL OBLIGATION BONDS

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of October 1, 2003, the State had outstanding $30,103,927,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $24,021,001,000 of long-term general obligation bonds. This latter figure consists of $13,628,542,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $10,392,459,000 of other authorized but unissued general obligation bonds. See the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES." See introduction to "STATE DEBT TABLES" for information as to bonds issued or expected to be issued after October 1, 2003.

     General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds, representing 4.7% of the State's total outstanding general obligation bonds as of October 1, 2003.

     The Legislature has approved approximately $22 billion of potential bond authorizations to be placed on the ballot in March of 2004, including the Kindergarten-University Public Education Facilities Bond Act of 2004 and the Safe, Reliable High-Speed Passenger Train Bond Act of the 21st Century. Additional bond proposals may also be added in 2004.

COMMERCIAL PAPER PROGRAM

     Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. The State's commercial paper credit facility expired in August 2003. The State is currently negotiating a new credit facility. See "STATE DEBT TABLES."

LEASE-PURCHASE OBLIGATIONS

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this section of the Official Statement and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $6,620,144,071 General Fund-supported lease-purchase obligations outstanding as of October 1, 2003. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4,781,492,000 authorized and unissued as of October 1, 2003. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases. See introduction to "STATE DEBT TABLES" for information as to bonds issued or expected to be issued after October 1, 2003.

NON-RECOURSE DEBT

     Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase obligations). State agencies and authorities had $42,558,532,631 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2002, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES."

     Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

PENSION OBLIGATION BONDS

     Pursuant to the California Pension Obligation Financing Act, Government Code Section 16910 ET SEQ. (the "Pension Bond Act"), the State proposed to issue $1.9 billion of pension obligation bonds to make fiscal year 2003-04 contributions to the California Public Employees' Retirement System

("CalPERS"). The payment of debt service on the pension obligation bonds will be payable from the General Fund subject to the priorities specified in the Pension Bond Act. The State would make an interest-only payment on the pension obligation bonds in fiscal year 2003-04 and principal and interest payments in each fiscal year from 2004-05 through 2008-09. The proposed pension obligation bonds are the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State. In that validation action, the Pension Obligation Bond Committee seeks to obtain the court's determination that the pension obligation bonds will not be in violation of the Constitutional debt limit because the proceeds of the pension obligation bonds will be used to pay the State's employer obligation to CalPERS, which is an "obligation imposed by law." On October 2, 2003, the trial court issued a judgment denying the State's request that the bonds be validated. The State has filed a petition for writ of mandate in the California Supreme Court and has requested the court's expedited consideration of the petition. Pension obligation bonds were not issued in time to make the October 1, 2003 quarterly pension contributions. The next quarterly contribution in the estimated amount of $553 million is due on January 2, 2004. The size of any future bond issue to fund the 2003-04 contributions to CalPERS will be reduced in the event this litigation causes further delay in the issuance of the pension obligation bonds. See "LITIGATION--Bond-Related Matters."

FISCAL RECOVERY BONDS

     The State proposes to issue approximately $10.7 billion of fiscal recovery bonds in February and April, 2004. The California Fiscal Recovery Financing Act (Government Code Section 99000 et seq.), was adopted pursuant to Chapter 13, First Extraordinary Session, Statutes of 2003. The California Fiscal Recovery Financing Act authorizes the issuance of fiscal recovery bonds, proceeds of which would be deposited in the General Fund, to eliminate the estimated $10.675 billion accumulated budget deficit through June 30, 2003. This is the largest and most critical component of the 2003 Budget Act. The State plans to issue the fiscal recovery bonds in February and April of 2004. However, the issuance of the fiscal recovery bonds is the subject of current litigation, as described below.

     The fiscal recovery bonds will be issued by a Fiscal Recovery Finance Authority, and will be paid from future annual appropriations by the Legislature, if any, from the Fiscal Recovery Fund. The Fiscal Recovery Financing Act establishes the Fiscal Recovery Fund outside of the General Fund. The Legislature has enacted a temporary one-half cent State sales tax beginning July 1, 2004, the revenues of which will be deposited and held in the Fiscal Recovery Fund, available for the Legislature's future appropriations, if any, to pay debt service on the fiscal recovery bonds. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax."

     Payment of debt service on the fiscal recovery bonds will be subject to future annual appropriation by the Legislature. A legal advocacy institution has filed a lawsuit challenging the proposed issuance of the fiscal recovery bonds alleging that the issuance of such fiscal recovery bonds violates the constitution's debt-limit provisions. See "LITIGATION--Bond-Related Matters." Prior to the filing of that lawsuit, the Attorney General concluded that fiscal recovery bonds issued pursuant to the terms of the Fiscal Recovery Bond Act would not be debt prohibited by the Constitutional debt limit.

ENHANCED TOBACCO SETTLEMENT REVENUE BONDS

     In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the manufacturers agreed to make payments to the State in perpetuity. See "STATE FINANCES--Tobacco Settlement Litigation." Chapter 414, Statutes of 2002, as amended, allows the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in proceeds was completed in January 2003.

     A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 414, Statutes of 2002, as amended, requires the Governor to request an appropriation in the annual budget act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

     Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

CASH FLOW BORROWINGS

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher learning (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of (whether at stated maturity or upon earlier redemption) and interest on general obligation bonds of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom, and
(iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction in a final and nonappealable judgment to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately. Priority Payments also includes payments of principal and interest on registered warrants issued to make Priority Payments. See "State Finances" below.

     The following table shows the amount of RANs and RAWs issued in the past five fiscal years and in the current fiscal year.

                                     TABLE 1
       STATE OF CALIFORNIA REVENUE ANTICIPATION NOTES AND WARRANTS ISSUED
                         FISCAL YEARS 1998-99 TO 2003-04

                                                PRINCIPAL
                                                AMOUNT
FISCAL YEAR          TYPE                       (BILLIONS)            DATE OF ISSUE           MATURITY DATE
-----------------------------------------------------------------------------------------------------------------
1998-99              Notes                      1.70                  October 1, 1998         June 30, 1999
1999-00              Notes Series A-B           1.00                  October 1, 1999         June 30, 2000
2000-01              No Notes issued
2001-02              Notes Series A-C           5.70                  October 4, 2001         June 28, 2002
                     RAWs Series A              1.50                  June 24, 2002           October 25, 2002
                     RAWs Series B              3.00                  June 24, 2002           November 27, 2002
                     RAWs Series C              3.00                  June 24, 2002           January 30, 2003+
2002-03              Notes Series A and C       6.00                  October 16, 2002        June 20, 2003
                     Notes Series B and D       3.00                  October 16, 2002        June 27, 2003
                     Notes Series E - G         3.50                  November 6, 2002        June 20, 2003
                     RAWs Series A and B        10.965                June 18, 2003           June 16, 2004
2003-04              Notes                      3.00                  October 28, 2003        June 23, 2004

+ Called by the Controller and paid on November 27, 2002.

Source: State of California, Office of the Treasurer.

                                    CASH FLOW

2002-03 FISCAL YEAR

     The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and November 2002 to partially fund its cash flow needs in fiscal year 2002-03, including repayment of the 2002 RAWs issued in June 2002. The State Controller issued $10.965 billion of RAWs on June 18, 2003, to provide enough additional cash to pay the maturing 2002 RANs and to pay other State obligations in June 2003 and in the first months of the 2003-04 fiscal year. See "2003 Revenue Anticipation Warrants."

2003 REVENUE ANTICIPATION WARRANTS

     As noted above, the Controller issued, on June 18, 2003, $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"). The 2003 Warrants will all mature on June 16, 2004. At the time of issuance, cash flows prepared by the Department of Finance, based upon the 2003 Budget Act, projected that there would be sufficient available moneys in the General Fund (including from internal borrowing) to repay the 2003 Warrants at maturity. This projection assumed, among other assumptions, the receipt by the State during the year of $2.0 billion tobacco securitization bond proceeds, $10.675 billion of fiscal recovery bond proceeds, and $1.355 billion of pension obligation bond proceeds. The State received $2.264 billion of tobacco securitization bond proceeds in September 2003. The fiscal recovery bonds and the pension obligation bonds are the subject of litigation as described herein. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and "LITIGATION--Bond-Related Matters." The payment of principal of and interest on the 2003 Warrants is subject to the prior application of moneys in the General Fund to pay Priority Payments. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings" for a definition of Priority Payments.

     If it appears to the Controller that there will be insufficient available money in the General Fund to pay the 2003 Warrants at maturity, the Controller has agreed to use his best efforts to offer for sale at competitive bid and issue refunding warrants to pay the 2003 Warrants in full. See "STATE FINANCES--State Warrants--Refunding Warrants." While no assurance can be given that the State would be able to sell refunding warrants, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets.

     If the Controller were unable to issue refunding warrants in sufficient amounts, the State may decide to borrow under seven Forward Warrant Purchase Agreements into which the State has entered with seven financial institutions ("Participants"), on a several and not joint basis (the "Forward Purchase Agreements"), that will enable the State to borrow up to $11.2 billion to obtain additional cash resources to pay the principal of and interest on the 2003 Warrants on their maturity date. The Forward Purchase Agreements do not constitute a guaranty of the 2003 Warrants and contain certain conditions which must be met in order for the State to obtain advances of funds from the Participants. The conditions to be satisfied on June 16, 2004, include the condition that no event of default under the Forward Purchase Agreements shall have occurred. It is an event of default under the Forward Purchase Agreements if the State fails to pay when due, or otherwise defaults on, any general obligation bond or any short-term debt, or the validity of any general obligation bond or any short-term debt is contested by the State in a judicial or administrative proceeding. Events of default under the Forward Purchase Agreements also include a judgment that any 2003 Warrants issuable to the Participants is illegal or unenforceable or that any representation or warranty of the State in the Forward Purchase Agreements proved to have been untrue in any material respect when made on June 18, 2003.

     If the State draws upon the Forward Purchase Agreements, it will deliver to the Participants registered warrants due immediately and without a maturity date. Repayment by the State of the registered warrants issued to Participants is subordinate in rank of the use of available cash resources on any day to payment of Priority Payments (defined above) and to rental payments to support lease revenue bonds and principal of and interest on pension obligation bonds. However, the issuance of such registered warrants will severely restrict the State's cash management flexibility. See "STATE FINANCES--State Warrants--Registered Warrants" for a description of the nature of registered warrants and the method by which they are repaid, as it relates to other obligations of the State.

     The Forward Purchase Agreements contain a number of covenants on the part of the State relating to cash flow management and cash flow borrowing. One covenant requires the State to maximize internal borrowing from special funds prior to borrowing under the Forward Purchase Agreements. See "STATE FINANCES--Inter-Fund Borrowings." Other covenants prohibit the State from issuing any warrants or revenue anticipation notes having a maturity date prior to seven days after the maturity date of the 2003 Warrants.

FISCAL YEAR 2003-04 REVENUE ANTICIPATION NOTES

     The State issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"). The 2003-04 RANs will mature on June 23, 2004. As a condition to such issuance, the Department of Finance of the State estimated that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2003-04 RANs when due. Just as in the case of the 2003 Warrants, such estimate assumed, among other things, receipt by the State of $10.675 billion of fiscal recovery bond proceeds and $1.355 billion of pension obligation bond proceeds, both of which bond issuances are the subject of litigation. See "LITIGATION--Bond-Related Matters."

     If it appears that there will be insufficient available money in the General Fund to pay the principal of and interest on the 2003-04 RANs at maturity, the State has covenanted to use its best efforts to issue registered reimbursement warrants or other obligations, as was done in June 2003, to assure additional cash resources for the General Fund. While no assurance can be given that the State would be able to sell registered reimbursement warrants or other obligations, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets. See "STATE FINANCES--State Warrants--Reimbursement Warrants."

     Repayment of principal of and interest on $1.835 billion of the 2003-04 RANs is required to be paid from draws under letters of credit (the "Letters of Credit") issued by various financial institutions ("Credit Banks"). The remaining $1.165 billion of 2003-04 RANs ("Unenhanced 2003-04 RANs") were issued directly to various financial institutions (the "Parity Note Purchasers").

     If the State is unable to repay the draws upon the Letters of Credit or pay the Unenhanced 2003-04 RANs at maturity, it will deliver registered warrants, due immediately and without a maturity date, to the Credit Banks and the Parity Note Purchasers, as applicable. Repayment by the State of any registered warrants issued to Credit Banks and the Parity Note Purchasers is subordinate in rank of the use of available cash resources on any day to payment of Priority Payments (defined above), to rental payments to support lease revenue bonds and principal of and interest on pension obligation bonds and to registered warrants issued to Participants as described above under "2003 Revenue Anticipation Warrants." However, the issuance of such registered warrants will severely restrict the State's cash management flexibility. See "STATE FINANCES--State Warrants--Registered Warrants" for a description of the nature of registered warrants and the method by which they are repaid, as it relates to other obligations of the State.

                                 STATE FINANCES

THE GENERAL FUND

     The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX A. See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual budget act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

     The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

     The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of
Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

     For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     See the caption "CURRENT STATE BUDGET" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements, existing contractual requirements with respect to the 2003 Warrants and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

INTER-FUND BORROWINGS

     Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund from such special funds, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made from a special fund which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account. See also, "CASH FLOW--2003 Revenue Anticipation Warrants" for a description of certain covenants of the State relating to internal borrowings.

     As of September 30, 2003, $2.5 billion of outstanding loans from the SFEU and $0.3 billion of outstanding loans from other special funds were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants," "Exhibit 1--State Controller's Statement of General Fund Cash Receipts and Disbursements, July 1, 2002 through June 30, 2003 (Unaudited)" and "Exhibit 2--State Controller's Statement of General Fund Cash Receipts and Disbursements, July 1, 2003 through September 30, 2003 (Unaudited)." In addition, as of this date, the State had $10.965 billion of RAWs maturing in mid-June 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

     Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

     At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.

     In addition to temporary inter-fund borrowings described in this section, some of the budget solutions in the 2003-04 and other recent fiscal years have included other transfers and long-term loans from special funds to the General Fund, specified in legislation. In some cases, such loans and transfers have the effect of reducing internal borrowable resources. See "CURRENT STATE BUDGET--2003 Budget Act--Other Revenues" for a description of such transfers and "CURRENT STATE BUDGET--2003 Budget Act--Loans/Borrowings" for a description of such loans.

     The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 1999-00 through 2002-03 and estimates, as of August 21, 2003, for 2003-04. The estimates for 2003-04 do not reflect the actual receipts and disbursements through September 2003. See "EXHIBIT 2--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH SEPTEMBER 30, 2003 (UNAUDITED)"

                                     TABLE 2
                          INTERNAL BORROWABLE RESOURCES
                                  (CASH BASIS)
                                   (MILLIONS)

                                             JUNE 30
                                             ------------------------------------------------------------------
                                             2000         2001          2002(a)       2003(b)       2004(c)
---------------------------------------------------------------------------------------------------------------
Available Internal Borrowable Resources      $   9,427.2  $  12,342.4   $  12,979.7   $  10,401.5   $   8,747.9

Outstanding Loans

From Special Fund for Economic
Uncertainties                                        -0-          -0-       2,524.5           -0-       1,902.6

From Special Funds and Accounts                      -0-          -0-         423.5           -0-           -0-

Total Outstanding Internal Loans                     -0-          -0-       2,948.0           -0-       1,902.6

Unused Internal Borrowable Resources         $   9,427.2  $  12,342.4   $  10,031.7   $  10,401.5   $   6,845.3

(a) At June 30, 2002, the State also had outstanding $7.5 billion of external borrowings in the form of revenue anticipation warrants. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

(b) At June 30, 2003, the State also had outstanding $10.965 billion of external borrowings in the form of revenue anticipation warrants.

(c) Department of Finance estimates as of August 21, 2003.

Source:State of California, Department of Finance. Information for the fiscal years ended June 30, 2000 through June 30, 2003, are actual figures. For the fiscal year ending June 30, 2004, these figures were estimated as of August 21, 2003, by the Department of Finance.

STATE WARRANTS

No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law).

REGISTERED WARRANTS'

     If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement such as the Forward Purchase Agreements. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made. The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable.

     As described under "CASH FLOW--2003 Revenue Anticipation Warrants" and "--Fiscal Year 2003-04 Revenue Anticipation Notes," if the State is required to obtain advances under the Forward Purchase Agreements to pay some or all of the 2003 Warrants (defined above) or draw on the Letters of Credit (defined above) to pay some or all of the 2003-04 RANs at maturity, or is otherwise unable to pay the 2003-04 RANs at maturity, the State will issue registered warrants without a maturity date to the Participants (defined above), Credit Banks (defined above) or Parity Note Purchasers (defined above), as applicable, bringing into effect the daily application of Unapplied Moneys in the General Fund described in the previous paragraph. The adverse results from issuing these registered warrants could include: (1) the State would be required by law to pay the registered warrants before issuing warrants that could be cashed immediately to persons or entities (e.g., suppliers and certain local governments) otherwise entitled to payments from the State General Fund, and the State's ability to manage its cash would therefore be limited; and (2) a default under the State's bank credit facilities backing the State's variable rate general obligation bonds and/or commercial paper notes (which would increase the State's borrowing costs and debt service payments).

REIMBURSEMENT WARRANTS

     In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

     The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.

     The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003 (the 2003 Warrants). See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES," "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings," and "CASH FLOW--2003 Revenue Anticipation Warrants."

REFUNDING WARRANTS

     If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

SOURCES OF TAX REVENUE

     The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1998-99 Through 2003-04" for a comparison, by amount received, of the sources of the State's tax revenue.

PERSONAL INCOME TAX

     The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (AMT), which is much like the federal AMT. The personal income tax structure is highly progressive. The State Franchise Tax Board estimated that the top 1 percent of taxpayers paid 39.5 percent of the total personal income tax in tax year 2001.

     Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last half of the 1990s. The increasing influence that these stock market-related income sources had on personal income tax revenues linked to the highly progressive structure added a significant dimension of volatility to personal income tax receipts. Just as the State's remarkable revenue growth was driven by stock market related gains, the dramatic decline that occurred in 2001-02 largely reflects the stock market's decline. The 2003 Budget Act estimates that capital gains realizations and stock options accounted for roughly 25 percent of General Fund tax revenues in 2000-01, which dropped to
8.5 percent in 2001-02, and will account for about 7 percent in 2002-03 and in 2003-04. See "CURRENT STATE BUDGET--Economic Assumptions."

SALES TAX

     The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The breakdown of the base state and local sales tax rate of 7.25 percent in 2003 is as follows:

- 5 percent is imposed as a State General Fund tax;

- 0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

- 0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

- 1.25 percent is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount, 0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.

Effective July 1, 2004, the 1 percent local sales and use tax rate for city and county general-purpose use will decrease to 0.5 percent. Representatives of several local governments have stated their intention to bring a legal action to contest the termination of this one-half cent of sales tax authority. Also on July 1, 2004, a new 0.5 percent sales and use tax for the State will be imposed. Revenues from the new sales and use tax will be deposited in the newly created Fiscal Recovery Fund created by Chapter 13, Statutes of 2003 (the legislation that authorizes the issuance of fiscal recovery bonds) and will be available for the payment of the fiscal recovery bonds proposed to be issued in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds." The proposed issuance of fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters."

Local entities will be allowed to keep property tax revenues that would normally have gone to schools, in the same amounts as their sales and use tax revenues were decreased.

     The new 0.5 percent State sales and use tax will end when the fiscal recovery bonds have been repaid, and the local 0.5 percent sales and use tax will be restored to 1 percent. The property tax shift will also end at that time.

     Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent will be as follows:

     -    5 percent imposed as a State General Fund tax;

     - 0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     - 0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

     - 0.75 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.50 percent for city and county general-purpose use;

     - 0.5 percent deposited in a special fund available to repay the State's fiscal recovery bonds (Fiscal Recovery Fund).

     Pursuant to prior law, 0.25 percent of a basic 5.00 percent State tax rate could be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years exceeded 4 percent of General Fund revenues. The 0.25 percent rate would be reinstated if the Director of Finance subsequently determined that the reserve would not exceed 4 percent of General Fund revenues. Pursuant to this law, a
0.25 percent cut in the State sales tax occurred on January 1, 2001 but was reinstated on January 1, 2002.

     Legislation enacted as part of the 2001-02 annual budget revised this test to provide that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 1/4 cent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 1/4 cent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The reserve was not sufficient to trigger an additional year of reduction for calendar year 2002 or 2003. The 2003 Budget Act forecast estimates that the reserve level will again be insufficient to trigger a reduction for calendar year 2004. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the 2003-04 General Fund reserve.

CORPORATION TAX

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The alternative minimum tax (AMT) is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.   Sub-Chapter S corporations are taxed at 1.5 percent of profits.

     Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB 2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

INSURANCE TAX

     The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

ESTATE TAX; OTHER TAXES

     The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1998-99 Through 2003-04."

     Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

SPECIAL FUND REVENUES

     The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income:

     - Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

     - Charges for special services to specific functions, including such items as business and professional license fees.

     - Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

     - Motor vehicle related taxes and fees accounted for about 41 percent of all special fund revenues and transfers in 2001-02. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2001-02, $7.1 billion was derived from the ownership or operation of motor vehicles. This was 15 percent below the 2000-01 level. About $3.1 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

VEHICLE LICENSE FEE

     Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ("Chapter 322"), established a vehicle license fee ("VLF") offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25 percent beginning January 1, 1999. Later legislation increased the offset to 35 percent for 2000 and the first half of calendar year 2001, and to 67.5 percent July 1, 2001.

     Under Chapter 322, a continuous appropriation from the General Fund "backfills" the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. Chapter 322 also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003, to the pre-1999 level of two percent of a vehicle's depreciated value and the State will not be obligated to make any offset payments from the General Fund in 2003-04. The suspension of the backfill of the VLF offset is estimated to reduce General Fund expenditures in 2003-04 by $4.2 billion.

     On July 1, 2003, the Howard Jarvis Taxpayers Association filed a lawsuit challenging the restoration of the VLF to 1998 levels. Until the case is decided, VLF will continue to be collected at the full two percent rate as authorized by statute. See "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset."

TAXES ON TOBACCO PRODUCTS

     On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and to environmental and recreation programs.

     Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. There is litigation pending challenging the enactment of these taxes. See "LITIGATION--Tax Refund Cases."

     The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco product are earmarked as follows:

 1. Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

 2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

 3.  Ten cents of the per-pack tax is allocated to the State's General Fund.

 4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

     The 2003 Budget Act proposes a tobacco products licensing requirement, which would also reduce overall tobacco tax evasion. The one time license application fee and per pack fee would generate one-time revenues of $22 million in 2003-04 that would be dedicated to a new Cigarette and Tobacco Products Compliance Fund. Reduced evasion associated with this licensure requirement is expected to generate $36 million ($4 million General Fund) in additional tobacco revenues during the implementation phase in 2003-04.

RECENT TAX RECEIPTS

The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years and the current fiscal year.

                                     TABLE 3
                               RECENT TAX RECEIPTS

                             TREND OF STATE                             TAXES PER $100
                             TAXES PER CAPITA(a)                        OF PERSONAL INCOME
                             -----------------------------------------------------------------------------------
FISCAL YEAR                  GENERAL FUND               TOTAL           GENERAL FUND                TOTAL
----------------------------------------------------------------------------------------------------------------
1998-99                      $ 1,771.02                 $ 2,121.72      $  6.25                     $  7.48
1999-00                        2,095.53                   2,447.03         7.04                        8.22
2000-01                        2,223.15                   2,589.79         6.88                        8.02
2001-02                        1,806.41                   2,112.36         5.56                        6.50
2002-03(b)                     1,826.41                   2,128.04         5.66                        6.60
2003-04(b)                     1,873.27                   2,271.80         5.72                        6.93

(a) Data reflect population figures based on the 2000 Census.
(b) Estimated.

Source: State of California, Department of Finance.

The following table gives the actual and estimated revenues by major source for the last five years and the current fiscal year. This table shows taxes which provide revenue both to the General Fund and State special funds.

                                     TABLE 4
                   COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS
                             1998-99 THROUGH 2003-04
                            (MODIFIED ACCRUAL BASIS)
                             (THOUSANDS OF DOLLARS)

YEAR                                                                                                              INHERITANCE,
ENDING                   SALES AND             PERSONAL                                                           ESTATE AND
JUNE 30                  USE(a)                INCOME                 CORPORATION           TOBACCO(b)            GIFT
--------------------------------------------------------------------------------------------------------------------------------
 1999                    22,890,693            30,894,865             5,724,237             976,512               890,490
 2000                    25,525,788            39,578,237             6,638,898             1,216,651             928,146
 2001                    26,616,073            44,618,532             6,899,322             1,150,869             934,709
 2002                    26,004,521            33,051,107             5,333,030             1,102,806             890,627
 2003(e)                 24,757,747(f)         32,442,000             6,700,011             1,068,200             694,800
 2004(e)                 26,063,712(f)         33,595,700             7,035,011             1,049,752             436,500

YEAR                                                                                        MOTOR                 MOTOR
ENDING                                         ALCOHOLIC              HORSE                 VEHICLE               VEHICLE
JUNE 30                  INSURANCE             BEVERAGES              RACING                FUEL(c)               FEES(d)
--------------------------------------------------------------------------------------------------------------------------------
 1999                    1,253,972             273,112                61,185                3,025,226             5,610,374
 2000                    1,299,777             282,166                44,130                3,069,694             5,263,245
 2001                    1,496,556             288,450                42,360                3,142,142             5,286,542
 2002                    1,595,846             292,627                42,247                3,295,903             3,836,795
 2003(e)                 1,880,150             290,000                44,455                3,307,244             3,923,911
 2004(e)                 2,068,150             288,000                44,985                3,313,301             7,441,870

(a) Numbers include local tax revenue from the 0.5 percent rate increase enacted by Chapter 85, Statutes of 1991, for the State-local realignment program. The 0.5% rate is equivalent to about $2.3 to $2.5 billion per year. The figures also reflect a 0.25 percent reduction during calendar year 2001.

(b) Proposition 10 (November 1998) increased the cigarette tax to $0.87 per pack and added the equivalent of $1.00 tax to other tobacco products.

(c) Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

(d) Registration and weight fees, motor vehicle license fees and other fees. Vehicle license fee values reflect a 25 percent reduction for 1999 from the 1998 rate of two percent of a vehicle's depreciated value; a 35 percent reduction from such rate for 2000 and the first half of 2001; a 67.5 percent reduction from such rate for the second half of 2001 through September 2003, and no reduction from such rate after September 2003. See "STATE FINANCES--Sources of Tax Revenue--Vehicle License Fee."

(e) Estimated.

(f) The figures do not include voter approved local revenue, the 0.50 percent Local Public Safety Fund revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue.

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue ources are dedicated to local governments. This accounts for differences between the information in this table and Table 11.

Source: Fiscal years 1998-99 through 2001-02: State of California, Office of the State Controller. Fiscal years 2002-03 and 2003-04: State of California, Department of Finance.

STATE EXPENDITURES

The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                     TABLE 5
                             GOVERNMENTAL COST FUNDS
                                (BUDGETARY BASIS)
               SCHEDULE OF EXPENDITURES BY FUNCTION AND CHARACTER
                         FISCAL YEARS 1997-98 TO 2001-02
                                   (THOUSANDS)

                                                    1997-98        1998-99        1999-00        2000-01        2001-02
----------------------------------------------------------------------------------------------------------------------------
Function
Legislative, Judicial, Executive
Legislative                                         $    209,690   $    219,814   $    232,323   $    262,370   $    265,312
Judicial                                                 766,932      1,346,131      1,372,681      1,478,710      1,633,518
Executive                                                919,606        958,189      1,241,219      1,352,128      1,371,891
State and Consumer Services                              771,444        829,745        856,096        950,192      1,100,942
Business, Transportation and Housing
Business and Housing                                     136,558        136,893        156,499        601,053        240,237
Transportation                                         3,924,428      4,462,905      5,549,520      4,417,139      6,052,926
Technology, Trade and Commerce                            62,235        130,796        488,489        140,833         81,832
Resources                                              1,323,860      1,695,323      1,858,844      3,349,003      2,284,269
Environmental Protection                                 605,584        600,060        689,678        869,539        993,144
Health and Human Services                             18,059,611     19,616,132     21,806,291     24,204,531     26,563,743
Correctional Programs                                  3,901,296      4,181,474      4,412,542      4,952,927      5,242,369
Education
Education-K through 12                                21,574,341     22,783,975     26,356,838     28,720,596     28,078,228
Higher Education                                       7,022,658      7,838,117      8,553,343      9,655,954      9,945,193
General Government
General Administration                                   764,615        859,703        982,923      1,294,587      2,475,564
Debt Service                                           1,979,211      1,988,176      2,072,960      2,270,649      2,432,942
Tax Relief                                               453,030        450,213      1,840,129      4,655,826      3,028,703
Shared Revenues                                        3,892,036      4,151,197      3,677,687      4,385,429      5,528,996
Brown vs. US Dept. of Health and Human Services           96,000
Other Statewide Expenditures                           1,373,823        891,070        580,307        635,475        476,170
Expenditure Adjustment for Encumbrances                 (162,630)      (461,310)      (628,506)    (1,943,208)      (681,856)
Credits for Overhead Services by General Fund           (125,678)      (144,041)      (170,594)      (197,343)      (251,575)
Statewide Indirect Cost Recoveries                       (48,963)       (32,791)       (37,423)       (36,610)       (47,862)
Total                                               $ 67,403,687   $ 72,501,771   $ 81,891,846   $ 92,019,780   $ 96,910,686
Character
State Operations                                    $ 20,199,031   $ 21,092,849   $ 22,864,874   $ 24,850,286   $ 27,994,343
Local Assistance                                      46,666,925     50,734,442     58,369,828     66,087,018     67,993,721
Capital Outlay                                           537,731        674,480        657,144      1,082,476        922,622
Total                                               $ 67,403,687   $ 72,501,771   $ 81,891,846   $ 92,019,780   $ 96,910,686

Source: State of California, Office of the State Controller.

STATE APPROPRIATIONS LIMIT

     The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     The following table shows the Appropriations Limit for 1999-00 through 2003-04. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there were no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

     As of the release of the 2003 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $16.902 billion and $13.207 billion under the Appropriations Limit in fiscal years 2002-03 and 2003-04, respectively.

                                     TABLE 6
                           STATE APPROPRIATIONS LIMIT
                                   (MILLIONS)

                                           FISCAL YEARS
                                           ------------------------------------------------------------------------
                                           1999-00        2000-01        2001-02        2002-03        2003-04
-------------------------------------------------------------------------------------------------------------------
State Appropriations Limit                 $     50,673   $     54,073   $     59,318   $     59,591   $     61,702
Appropriations Subject to Limit                 (51,648)       (51,648)       (42,240)       (42,689)*      (48,495)*
Amount (Over)/Under Limit                  $       (975)  $      2,425   $     17,078   $     16,902*  $     13,207*

* Estimated/Projected.

Source:State of California, Department of Finance.

PROPOSITION 98

     On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. See "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" for a discussion of the impact of the 2003 Budget Act on the level of local property taxes available for Proposition 98 funding.

     Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs. This is true regardless of whether the year in question is a Test 1, Test 2, or Test 3 year.

     Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. The difference between the funding level provided pursuant to such suspension and the minimum guarantee otherwise applicable for such fiscal year must be repaid in future fiscal years. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "STATE FINANCES--State Appropriations Limit."

     The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,624 and $6,887 per-pupil in fiscal years 2002-03 and 2003-04, respectively. These amounts are 52 percent and 58 percent above the 1994-95 level of $4,351 per pupil.

     Total revenues (General Fund subject to the State Appropriations Limit ("SAL") and local property taxes) have increased significantly since 1994-95. The projected level of General Fund SAL revenue for 2002-03 was $65.036 billion. The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflect a deferral of $1.820 billion to be reappropriated in 2003-04.

     The General Fund SAL revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.353 billion. The General Fund share of the guarantee Proposition 98 will increase approximately $415.3 million, from $29.4 billion in 2002-03 to $29.8 billion in 2003-04. The 2003 Budget Act proposes Proposition 98 funding at $215.2 million above the minimum, with enrollment growth for general apportionments and special education fully funded and total K-14 education funding of approximately $45.7 billion ($6,887 per K-12 pupil), an increase of 4.0 percent per pupil compared to the revised 2002-03 level. Total 2003-04 Proposition 98 appropriations of $30.0 billion reflect the permanent deferral of $1.087 billion. See "CURRENT STATE BUDGET" for further discussion of education funding.

LOCAL GOVERNMENTS

     The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, ("Proposition 13") was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" for a discussion of the impact of the 2003 Budget Act on local sales taxes. The 2002 Budget Act expanded such transfers to include community redevelopment agencies, which were not included in the original transfers. These agencies paid $75 million to schools in 2002-03. The 2003 Budget Act increases this payment to $135 million in 2003-04 only. The 2003 Budget Act and related legislation continue to provide significant assistance to local governments, including $238.2 million for various local public safety programs. This amount includes $100 million for

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the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003 Budget Act also provides $40.15 million for open space subvention reimbursements to cities and counties.

     A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners was established in 1998. See "Sources of Tax Revenue--Vehicle License Fee." This offset provided tax relief of $3.985 billion in 2002-03. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999 level and the State will not be obligated to make any offset payments from the General Fund in 2003-04. This action will reduce General Fund expenditures by about $4.2 billion in fiscal year 2003-04 and result in a reduction of approximately $825 million in transfers to local governments to cover the period of time needed for the Department of Motor Vehicles to phase out the offset from vehicle registration bills. The 2003 Budget Act and related legislation require the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. However, the Legislature failed to approve legislation that would also advance up to $40 million of the $825 million VLF "gap" loss for those local governments that are disproportionately affected by this reduction. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. A case has been filed challenging the restoration of the VLF. See "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset."

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.9 billion in State resources and $475 million in resources from the counties in 2003-04.

     The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

WELFARE REFORM

     The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny

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

additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2004.

     Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

     Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-04 CalWORKs caseload is projected to be 466,000, down from 480,000 cases in 2002-03. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

     In 2003-04, California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2003 Budget Act suspends the October 2003 statutory cost-of-living adjustment for cash grants.

     The 2003 Budget Act includes a one-time augmentation of $191.9 million for employment services to enable recipients to leave aid and become self sufficient. The 2003 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2003 Budget Act also includes a TANF reserve of $175.3 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

     Authorization for the TANF program currently ends March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

PENSION TRUSTS

     The pension contribution liability for the three principal retirement systems in which the State participates, the California Public Employees' Retirement System ("CalPERS"), the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), is included in the financial statements of the State and described in Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2002 (the "Audited Financial Statements"), incorporated by reference in this APPENDIX A. See "FINANCIAL STATEMENTS."

     The three largest defined benefit retirement plans contained in the retirement systems and the State's share of the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2002 (June 30, 2001, for CalSTRS) was reported to be as follows:

                                     TABLE 7
                         STATE SHARE OF ACTUARIAL VALUE

                                                                      EXCESS OF ACTUARIAL VALUE OF ASSETS OVER
                                                                      ACTUARIAL ACCRUED LIABILITIES
NAME OF PLAN                                                          (UNFUNDED ACTUARIAL ACCRUED LIABILITY)
-----------------------------------------------------------------------------------------------------------------
Public Employees' Retirement Fund (CalPERS)                           $   (6.653) billion
State Teachers' Retirement Fund Defined Benefit
Program (CalSTRS)                                                         (2.227) billion
University of California Retirement Plan                                  11.549 billion

     The actuarial information for CalSTRS for the year ended June 30, 2002, is not yet available, as that information is updated on a two-year cycle. However, according to CalSTRS, its investment portfolio market value as of July 31, 2002, was $92,599,000,000, compared to $102,975,000,000 as of July 31, 2001. The
CalPERS reports that its investment portfolio market value as of July 31, 2002, was $135,500,000,000, compared to $155,300,000,000 as of July 31, 2001. These declines in investment portfolio value will adversely affect the foregoing data when new actuarial calculations are made later in 2003.

     The State's contribution to the CalPERS and the UC Retirement System are actuarially determined each year, while the State's contribution to the CalSTRS is established by statute and is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04:

                                     TABLE 8
                          STATE CONTRIBUTION TO CALPERS
                         FISCAL YEARS 1997-98 TO 2003-04

1997-98                                                          $ 1,223,000,000
1998-99                                                              766,100,000
1999-00                                                              463,600,000
2000-01                                                              156,700,000
2001-02                                                              677,200,000
2002-03                                                            1,190,000,000
2003-04                                                            2,213,000,000

Due to investment losses and increased retirement benefits, the State contribution to the CalPERS has increased from $156.7 million in 2000-01 to $2.213 billion in 2003-04.

     The State plans to issue pension obligation bonds to fund approximately $1.355 billion of the State's 2003-04 retirement obligation to CalPERS and the principal on such bonds would be repaid over five years starting in fiscal year 2004-05. The pension obligation bonds may not be issued or the amount of bonds may be reduced due to a trial court ruling declining to validate the pension obligation bonds. See "LITIGATION--Bond-Related Matters" and "CURRENT STATE BUDGET--2003 Budget Act."

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

     Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

REPAYMENT OF ENERGY LOANS

     The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

     The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

     The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

TOBACCO LITIGATION SETTLEMENT

     In 1998 the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages arising from the use of or exposure to tobacco products. Cigarette manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, approved by the court, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

     During fiscal year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. During fiscal year 2002-03, the General Fund received $474 million, all of which was deposited in the special fund.

     Chapter 414, Statutes of 2002, as amended, allows the issuance of revenue bonds to generate $5.0 billion for the General Fund secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in proceeds was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Enhanced Tobacco Settlement Revenue Bonds."

INVESTMENT OF FUNDS

Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of September 30, 2003, the PMIA held approximately $32.5 billion of State moneys, and $21.2 billion invested for about 2,903 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of September 30, 2003, are shown in the following table:

                                     TABLE 9
           ANALYSIS OF THE POOLED MONEY INVESTMENT ACCOUNT PORTFOLIO*

TYPE OF SECURITY                          AMOUNT (MILLIONS)        PERCENT OF TOTAL
-------------------------------------------------------------------------------------
U.S. Treasury Bills and Notes             $     9,236              17.2%
Commercial Paper (corporate)                   10,185              19.0
Certificates of Deposits                        6,545              12.2
Corporate Bonds                                 2,205               4.1
Federal Agency Securities                      12,806              23.8
Bankers Acceptances                                 -                 -
Bank Notes                                        250               0.5
Loans Per Government Code                       6,781              12.6
Time Deposits                                   5,694              10.6
Repurchases                                         -                 -
Reverse Repurchases                                 -                 -
                                          $    53,702             100.0%

* Totals may differ due to rounding.

Source: State of California, Office of the Treasurer.

     The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

     The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

     The average life of the investment portfolio of the PMIA as of September 30, 2003, was 214 days.

                               THE BUDGET PROCESS

GENERAL

     The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State operates on a budget basis, using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature, although initiatives are pending to reduce this to a 55% vote. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

     Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

CONSTRAINTS ON THE BUDGET PROCESS

     Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which make it more difficult to raise State taxes, or restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature and Governor's discretion in enacting budgets. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."

     An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. Beginning with fiscal year 2004-05 and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount above the trigger level. (The initiative defines the base level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using final 2003 Budget Act data from August 2003, the 2003-04 fiscal year is the base year.) Based upon non-Proposition 98 General Fund appropriations in the 2003 Budget Act, the initiative is unlikely to require implementation of the funding increase in 2004-05. By comparison, the 2003 Budget Act includes about $121.6 million for these after school programs, $428.4 million below the amount which the initiative would require if the full funding increase were in effect.

                           PRIOR FISCAL YEARS' BUDGETS

     Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 1999-00 fiscal year with an $8.9 billion budget reserve.

2000 BUDGET ACT

     The 2000 Budget Act, signed by Governor Davis on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the SFEU. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Davis Administration did not undertake a revenue anticipation note borrowing in 2000-01.

     The 2003-04 Governor's Budget reported that final fiscal year 2000-01 expenditures were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates, and revenues were $71.4 billion. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001, of about $6.2 billion from the General Fund to make loans for the DWR power supply program. See "STATE FINANCES--Repayment of Energy Loans." At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.

2001 BUDGET ACT

     The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans."

     The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES," "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings" and "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures."

     Within a few months after the start of the 2001-02 fiscal year, the Davis Administration recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, Governor Davis imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, as noted above, the State ended the fiscal year with $2.1 billion negative fund balance.

     The 2001 Budget Act as initially enacted included Proposition 98 per-pupil spending increases of 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Health and human services generally were fully funded for anticipated caseload growth. Funding for many of these programs was subsequently reduced as a result of the mid-year corrections noted above.

     The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer from the General Fund of $2.5 billion of sales taxes on gasoline to support transportation programs. To allow all current projects to remain on schedule through 2002-03, the Legislature authorized certain internal loans from other transportation accounts. The 2003 Budget Act also partially suspends the transfer of gasoline sales taxes out of the General Fund in 2003-04. Proposition 42, a constitutional amendment approved in March of 2002, made permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

2002 BUDGET ACT

     The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Davis Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

     The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

     Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

     In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In December 2002, Governor Davis released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). Governor Davis requested action on these proposals early in 2003 in order to maximize savings in the 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and "CURRENT STATE BUDGET--2003 Budget Act." However, the issuance of the pension obligation bonds may be delayed or cancelled for the 2003-04 fiscal year due to a trial court ruling declining to validate the pension obligation bonds. See "LITIGATION--Bond-Related Matters."

     In January, 2003, the State General Fund received $2.5 billion from the first sale of the State's portion of future receipt of payments from tobacco companies from the settlement of litigation against the tobacco companies. The second sale, which raised $2.264 billion for the General Fund, was completed in September 2003.

                              CURRENT STATE BUDGET

     THE DISCUSSION BELOW OF THE FISCAL YEAR 2003-04 BUDGET AND THE TABLE UNDER "SUMMARY OF STATE REVENUES AND EXPENDITURES" ARE BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND FUTURE FISCAL YEARS AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS, WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED. SEE "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" AND "CURRENT STATE BUDGET--REVENUE AND EXPENDITURE ASSUMPTIONS."

BACKGROUND.

     The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

     The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions including the reduction of the vehicle license fee backfill to cities and counties, the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

     On May 14, 2003, Governor Davis released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, together with the lost opportunities for savings because of legislative action in lower amounts than requested by Governor Davis, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

     Governor Davis made a number of fundamental changes in the May Revision from his earlier budget proposals. In summary, in the May Revision, Governor Davis proposed to address the budget shortfalls in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003 (after accounting for $5.1 billion of budget adjustments enacted in March and April 2003), by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the transfer ("realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate an estimated $7.9 billion remaining funding gap for the 2004-05 fiscal year.

2003 BUDGET ACT

     After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003, after vetoing $47 million ($1 million General Fund and $46 million bond funds). The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. See "LITIGATION--Bond-Related Matters." The 2003 Budget Act rejected the proposed "realignment" of certain health and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources, as described below.

     Under the 2003 Budget Act, General Fund revenues are projected to increase
3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4 percent increase in State tax revenues (as projected by the LAO's office), reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable. See "Economic Assumptions" below. Significant items of non-tax revenue are described below under "Addressing the $38.2 Billion Shortfall."

     General Fund expenditures are estimated to drop 9 percent from $78.1 billion in 2002-03 to $71.1 billion in 2003-04. Most of this decline can be explained by four factors:

     (1) the suspension of vehicle license fee backfill payments to local governments, which is estimated to result in $4.2 billion of savings in 2003-04. See "STATE FINANCES-Local Governments." In addition, the administrative action which suspended the vehicle license fee offsets has been challenged in court. See "STATE FINANCES--Sources of Tax Revenues--Vehicle License Fee," "Local Governments" and "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset";

     (2) approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in 2003-04. (In comparison, approximately $321 million of such federal funds was received in 2002-03.) Approximately $694 million will be used to offset Medi-Cal costs in 2003-04, and the remainder will be used to cover other critical State program spending. These new federal funds are not expected to be available in 2004-05 and beyond;

     (3) the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State's quarterly contributions to CalPERS for 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Delays caused by litigation contesting the issuance of such bonds have reduced the anticipated size of the bond proceeds to be derived from such issuance to $1.355 billion. See "LITIGATION--Bond-Related Matters." The next quarterly estimated $553 million CalPERS contribution is due on January 2, 2004. It is possible that, even if the State prevails in the litigation, delays could further reduce the size of, or eliminate the issuance of any of the pension bonds in fiscal year 2003-04, requiring further mitigation measures by the State in order to maintain the estimated budget reserve; and

     (4) a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million).

     In the LAO's Budget Analysis, dated August 1, 2003, the LAO concluded that, absent the above-described factors, underlying spending for 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that "the 2003-04 spending level is considerably less than what would be required to maintain "baseline spending" for the [2003-04 fiscal] year." The LAO defines "baseline spending" to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

     The June 30, 2004 reserve is projected in the Budget to be just over $2 billion. This reflects the elimination of the $10.675 billion accumulated deficit through June 30, 2003, through the issuance of the fiscal recovery bonds. See "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" below. However, the proposed issuance of the fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters." The Legislative Analyst's Office has predicted that additional legislative action will be required in fiscal year 2004-05 to eliminate an estimated $7.9 billion remaining funding gap by the end of 2004-05. See "CURRENT STATE BUDGET--2003 Budget Act--Continuing 'Structural Deficit.'"

ADDRESSING THE $38.2 BILLION SHORTFALL

     In May 2003, Governor Davis projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately

$10.4 billion of this shortfall was addressed through legislative action taken in March and April 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. Absent the corrective measures contained in the 2003 Budget Act and described below, the State was projected to expend $90.9 billion in 2003-04 rather than the budgeted $71.1 billion. Set forth below is a summary of the expenditure cuts and savings, fund shifts, new revenues, loans and borrowing, and the fiscal recovery bond financing incorporated into the 2003 Budget Act described above. These amounts include the effects of the legislative action taken in March and April 2003.

                                 2003 BUDGET ACT
                  ADDRESSING THE $38.2 BILLION BUDGET SHORTFALL
                              (DOLLARS IN MILLIONS)

CATEGORY                                   AMOUNT           PERCENT OF SOLUTION
-------------------------------------------------------------------------------
Cuts/Savings                               $   17,589.6      44.6%
Fund Shifts                                     4,357.0      11.1%
Tobacco Securitization and
Other Revenues                                  4,466.3      11.3%
Pension Obligation Bonds and Interfund
Loans                                           2,326.2       5.9%
Fiscal Recovery Bonds                          10,675.4      27.1%

Totals                                     $   39,414.5*    100.0%

Note: Numbers may not add due to rounding.

* Reflects projected General Fund reserve balance of $2.2 billion at year end.

EXPENDITURE CUTS/SAVINGS.

     Expenditure cuts/savings total $17.6 billion ($2.1 billion in 2002-03 and $15.5 billion in 2003-04), including the following major items:

     -    VLF backfill suspension ($4.2 billion), as described above.

     - Employee compensation reductions and the abolishment of 16,000 permanent positions to be implemented through collective argaining ($585 million from the General Fund and a total of $1.1 billion from all funds).

     - Change Medi-Cal accounting from accrual to cash basis ($930 million), as described above.

     - Partial suspension of transfer of gasoline sales tax revenue to Transportation Investment Fund to be repaid with interest by June 30, 2009 ($856 million).

     - Community Redevelopment Agency Transfer to the Educational Revenue Augmentation Fund ($135 million).

     - $3.1 billion in K-12 Education programs, including program cuts ($1.2 billion), elimination of COLAs ($800 million) and permanent Proposition 98 deferrals ($1.087 billion).

     - $1.186 billion in Higher Education Programs, including University of California ($484 million), California State University ($409 million) and California Community Colleges ($293 million), some of which will be offset by higher fees.

     -    Deferral of a loan repayment from Caltrans ($500 million).

     - Defer funding of mandate deficiencies and new mandate costs ($870 million) and reduce non-Proposition 98 mandates ($769 million).

     -    Eliminate equalization funding for revenue limits ($250 million).

     - Reductions in payments for retired teachers purchasing power maintenance, which the State is obligated to restore if purchasing power is not maintained at the 80 percent level through 2036 ($500 million). See, "LITIGATION - Challenge Seeking Payment to Teacher's Retirement Board."

FUND SHIFTS

     Fund shifts from the General Fund to other fund sources total $4.3 billion ($1.0 billion in 2002-03 and $3.3 billion in 2003-04), including the receipt of approximately $2.2 billion of new federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 (as described above), $355 million in new fees to offset General Fund costs, $492 million from shifts to Proposition 98 reversion account, $200 million for community colleges spending deferral, $220 million for healthy families costs funded out of tobacco settlement funds to offset additional costs, $143 million shift to federal funds, and $700 million in other fund shifts.

OTHER REVENUES

     Other revenues total $4.5 billion ($0.3 billion in 2003-03 and $4.2 billion in 2003-04), including approximately $2 billion of proceeds from the tobacco settlement bonds; $680 million additional revenues resulting from renegotiation of compact agreements between Indian tribes and the State (still in progress); $756 million from the adoption of the higher revenues estimates as projected by the Legislative Analyst's Office; $289 million for fees; $112 million for additional unclaimed property revenues; $110 million for additional revenues from property sales and $598 million for other revenue increases and transfers.

LOANS/BORROWINGS

     Loans/Borrowings total $2.3 billion in 2003-04. This includes $1.9 billion in proceeds from the proposed issuance of pension obligation bonds (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and
"LITIGATION--Bond-Related Matters") and $400 million in loans from other various funds and accounts.

FISCAL RECOVERY BONDS

     The California Fiscal Recovery Financing Act authorizes the issuance of fiscal recovery bonds to eliminate the estimated $10.675 billion accumulated deficit through June 30, 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds." This is the largest and most critical component of the 2003 Budget Act. The State plans to issue the fiscal recovery bonds in February and April of 2004. However, the issuance of the fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters."

     In the event that litigation materially delays or prevents the issuance of the fiscal recovery bonds, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act which could be cut to address the shortfall. The resulting shortfall would also cause a cash shortfall. The State would almost certainly be required to substantially reduce 2003-04 spending, raise taxes and/or incur other short term or long term borrowings, to the extent legally feasible and to the extent the State had continued access to the capital markets. The State expects to take all steps necessary to continue to have access to the short-term and long-term credit markets. The State might also be required to issue registered warrants if it requests an advance under the Forward Purchase Agreements, draws on the Letters of Credit or is otherwise unable to pay principal and interest on the 2003-04 RANs at maturity. Issuance of such registered warrants would further restrict the State's cash flow options. See "CASH FLOW--2003 Revenue Anticipation Warrants" and "--Fiscal Year 2003-04 Revenue Anticipation Notes."

     The Fiscal Recovery Bond Fund, the fund from which appropriations to pay the fiscal recovery bonds may be made by future Legislatures, will be financed by a temporary increase in the State's sales tax. Simultaneously with the temporary increase in the State's sales tax, the local sales tax authorization under State law will be reduced by one-half cent, and local governments' share of local property tax will be increased by a like amount. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax." While this reduces the amount of property tax going to schools, Proposition 98 requires that the State make certain minimum payments to schools. See "STATE FINANCE--Proposition 98." Accordingly, the State will make payments to local governments and schools in amounts generally equal to the reduced amounts of sales taxes available to local governments and reduced property taxes available to school districts. These payments to local governments and school districts will commence in fiscal year 2004-05. The estimated amount of such payments for fiscal year 2004-05 is $2.5 billion.

BUDGET CONTROLS AND FLEXIBILITY

Chapter 228, Statutes of 2003 (AB 1756), authorizes the Director of Finance to reduce appropriations and to reallocate funds among appropriations available to each department in order to ensure the integrity of the 2003 Budget Act. Additionally, the 2003 Budget Act limits the Department of Finance's authority to approve requests for additional funding in the current year ("deficiency requests"). Deficiency requests to fund prior year expenditures, costs associated with legislation enacted without an appropriation, and start-up costs for programs not yet authorized may not be approved.

CONTINUING "STRUCTURAL DEFICIT"

     Assuming that all of the savings in the 2003 Budget Act are achieved, on August 1, 2003, the Legislative Analyst's Office estimated that, absent further corrective actions, and assuming that the State adheres to the intent of Chapter 228, Statutes of 2003 (AB 1756) (described below), the State would end fiscal year 2004-05 with a $7.9 billion funding gap. The LAO funding gap estimate also assumes the effects of the Legislature's intent (expressed in AB 1756 and described below) limiting, among other expenditures, employee compensation and COLAs.

     The Department of Finance requested State agencies to submit proposals to reduce 2004-05 spending equivalent to 20-percent of the 2003-04 General Fund funding. The proposals are confidential and will be considered during the fall budget development process to help address the projected $7.9 billion funding shortfall in 2004-05. Any proposals selected by the Administration for implementation will be included in the 2004-05 Governor's proposed budget, to be released on January 10, 2004.

     Chapter 228, Statutes of 2003 (AB 1756), states the Legislature's intent that, in assisting the Governor in preparing the State Budget for fiscal year 2004-05, the Department of Finance not include any proposed funding for certain items, including salary increases, enrollment growth, and discretionary price adjustments at the University of California and California State University, discretionary price adjustments to State operations, State employee salary increases, local mandate reimbursements, General Fund capital outlay above $50 million, the All American Canal and Proposition 98 spending in excess of the minimum guarantee for fiscal years 2003-04 and 2004-05.

ELECTION OF NEW GOVERNOR

     Uncertified results from a special election held on October 7, 2003 indicate that the Governor of the State, Gray Davis, has been recalled and that he will be replaced as Governor by Arnold Schwarzenegger. The Secretary of State of the State has until November 15, 2003 to certify the results of the recall election. The new Governor would not take office until the election results are certified. The Governor-elect is in the process of assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

SUMMARY OF STATE REVENUES AND EXPENDITURES

     The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 1999-00, 2000-01 and 2001-02, estimated results for fiscal year 2002-03 and projected results (based upon the 2003 Budget Act) for fiscal year 2003-04.

                                    TABLE 10
                      STATEMENT OF REVENUES, EXPENDITURES,
                    AND CHANGES IN FUND BALANCE-GENERAL FUND
                              (BUDGETARY BASIS)(a)
                      FISCAL YEARS 1999-00 THROUGH 2003-04
                                   (MILLIONS)

                                                                                                   ESTIMATED(b)     ESTIMATED(b)
                                                 1999-00           2000-01         2001-02         2002-03(c)       2003-04(c)
---------------------------------------------------------------------------------------------------------------------------------
FUND BALANCE-BEGINNING OF PERIOD                 $    3,907.7     $    9,639.7     $    9,017.5     $   (2,109.8)    $    1,401.9
Restatements
Prior Year Revenue, Transfer Accrual Adjustments       (204.6)          (158.8)          (729.8)           169.5                -
Prior Year Expenditure, Accrual Adjustments             217.1           (229.9)           217.4            (43.5)               -
FUND BALANCE-BEGINNING OF PERIOD, AS RESTATED    $    3,920.2     $    9,251.0     $    8,505.1     $   (1,983.8)    $    1,401.9
Revenues                                         $   71,555.6     $   77,609.9     $   64,060.3     $   68,071.3     $   71,522.0
Other Financing Sources
Deficit Financing Bond(d)                                                                               10,675.4
Transfers from Other Funds                              423.3          6,561.8(e)       2,143.3          2,780.7          1,831.2
Other Additions                                          48.1             46.3             33.9                -                -
TOTAL REVENUES AND OTHER SOURCES                 $   72,027.0     $   84,218.0     $   66,237.5     $   81,527.4     $   73,353.2

Expenditures
State Operations                                 $   15,942.8     $   17,641.7     $   19,085.7     $   18,394.9     $   16,484.5
Local Assistance                                     49,974.7         58,441.4         57,142.0         59,598.9         54,574.6
Capital Outlay                                          186.2          2,044.3            323.5            147.9             77.8
Unclassified                                                -                -                -                -                -
Other Uses
Transfer to Other Funds                                 203.8          6,324.1(e)         301.2                -(f)             -(f)
TOTAL EXPENDITURES AND OTHER USES                $   66,307.5     $   84,451.5     $   76,852.4     $   78,141.7     $   71,136.9

REVENUES AND OTHER SOURCES OVER OR
(UNDER) EXPENDITURES AND OTHER USES              $    5,719.5     $     (233.5)    $  (10,614.9)    $    3,385.7     $    2,216.3

Fund Balance
Reserved for Encumbrances                        $      701.3     $    1,834.3     $    1,491.5     $    1,401.9     $    1,401.9
Reserved for Unencumbered Balances of
Continuing Appropriations(g)                          1,115.2          1,436.7            827.3                -            174.9
Reserved for School Loans(h)                            699.7            349.7                -                -                -
Unreserved-Undesignated (i)                           7,123.5          5,396.8         (4,428.6)               -          2,041.4
FUND BALANCE-END OF PERIOD                       $    9,639.7     $    9,017.5     $   (2,109.8)    $    1,401.9     $    3,618.2

Footnotes on following page.

Source: Fiscal years 1999-00 to 2001-02: State of California, Office of the State Controller. Fiscal years 2002-03 and 2003-04: State of California, Department of Finance.

(a) These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this APPENDIX A, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.

(b) Estimates are shown net of reimbursements and abatements.

(c) Estimated as of the 2003 Budget Act, August 2, 2003.

(d) Reflects the Davis Administration's proposal to finance the cumulative deficit over several years through the issuance of approximately $10.7 billion of fiscal recovery bonds in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds." For accounting purposes, this is shown in 2002-03 to reflect that the accumulated deficit has been eliminated as of the start of fiscal year 2003-04.

(e) "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX
A. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.

(f) "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds."

(g) For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2003-04 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($1.307 billion in 2001-02, $270.0 million in 2002-03 and $174.9 million in 2003-04). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(h) During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

(i) Includes Special Fund for Economic Uncertainties (SFEU). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved--Undesignated." The Department of Finance projects a $2.216 billion SFEU balance on June 30, 2004, based upon the 2003 Budget Act, signed on August 2, 2003.

REVENUE AND EXPENDITURE ASSUMPTIONS

     The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2001-02 fiscal year and 2003 Budget Act estimates for the 2002-03 and 2003-04 fiscal years.

                                    TABLE 11
               MAJOR GENERAL FUND REVENUE SOURCES AND EXPENDITURES

                                 REVENUES (MILLIONS)
                                 FISCAL YEARS
                                 ---------------------------------------------------------------
                                 2001-02(a)       2002-03(b)       2002-03(c)       2003-04(c)
SOURCE                           ACTUAL           ENACTED          REVISED          ENACTED
------------------------------------------------------------------------------------------------
Personal Income Tax              $     33,047     $     37,626     $     32,442     $     33,596
Sales and Use Tax                      21,355           22,958           22,330           23,518
Corporation Tax                         5,333            7,327            6,700            7,035
Insurance Tax                           1,596            1,759            1,880            2,068
Deficit Financing Bond(d)              10,675
All Other                              10,908(e)         9,488(f)         7,500(g)         7,136(h)

Total Revenues and Transfers     $     72,239     $     79,158     $     81,527     $     73,353

                                 EXPENDITURES (MILLIONS)
                                 FISCAL YEARS
                                 ---------------------------------------------------------------
                                 2001-02(a)       2002-03(b)       2002-03(c)       2003-04(c)
                                 ACTUAL           ENACTED          REVISED          ENACTED
------------------------------------------------------------------------------------------------
FUNCTION
K-12 Education                   $     29,923     $     30,769     $     29,469     $     29,318
Health and Human Services              21,820           21,633           23,150           23,358
Higher Education                        9,645            9,759            9,543            8,679
Youth and Adult Correctional            5,641            5,285            5,833            5,644
Legislative, Judicial and
Executive                               2,612            2,464            2,486            2,406
Tax Relief                              3,029            4,422            4,802              707(i)
Resources                               1,382            1,041            1,243              865
State and Consumer Services               690              471              480              444
Business, Transportation and
Housing                                   639              228              211              512
All Other                               1,371              650              925             -796(j)

Total Expenditures               $     76,752     $     76,722     $     78,142     $     71,137

Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

     (a) Figures for 2001-02, prepared by the Department of Finance, are slightly different than the figures in Table 10, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

     (b) 2002 Budget Act, September 5, 2002.

     (c) 2003 Budget Act, August 2, 2003.

     (d) Reflects the Davis Administration's proposal to finance the cumulative deficit over several years through the issuance of approximately $10.7 billion of fiscal recovery bonds in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds."

     (e) Reflects the repayment of $6.2 billion in advances (plus interest of $525 million) made from the General Fund to the Department of Water Resources for the power supply program described under "STATE FINANCES--Repayment of Energy Loans." Repayment was made as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002.

     (f) Includes $4.5 billion for tobacco securitization bond proceeds and about $2.5 billion in inter-fund loans and transfers.

     (g) Includes $2.5 billion for tobacco securitization bond proceeds and about $2.8 billion in inter-fund loans and transfers. The Budget Act reflected $4.5 billion for tobacco securitization bond proceeds; however, the second sale ($2.0 billion) was not completed during fiscal year 2002-03.

     (h) Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Enhanced Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which would be used to offset special fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

     (i) Reflects the suspension of vehicle license fee backfill payments to local government. See "STATE FINANCES--Sources of Tax Revenue--Vehicle License Fee."

     (j) Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

ECONOMIC ASSUMPTIONS

     The revenue and expenditure assumptions set forth have been based upon certain estimates of the performance of the California and national economies in calendar years 2003 and 2004. In the May Revision of the 2003-04 Governor's Budget, the Department of Finance projected that the California economy would grow slowly in 2003 and moderately in 2004.

     The California economy has tracked the national economy quite closely in the last calendar year. Both economies have been sluggish. From August 2002 to August 2003, nonfarm payroll employment fell by 0.3 percent in the State and 0.4 percent in the nation. Over that year, state unemployment varied narrowly, never exceeding 6.9 percent or falling below 6.6 percent. The gap between the State and national unemployment rates has narrowed in recent months. In addition, homebuilding was strong in both the State and the nation, as were housing markets.

     Economic output appears to be growing in both the nation and California. Inflation-adjusted Gross Domestic Product has grown for seven consecutive quarters. Statistics on Gross State Product are not as timely as those on (national) Gross Domestic Product, but the U.S. Commerce Department recently estimated that California personal income grew for the fifth consecutive month in the first quarter of 2003. In addition, personal state income tax withholdings were up 5.6 percent in the first nine months of 2003 from a year earlier. State sales tax revenues also increased over that period.

     Job losses have slowed down considerably in the San Jose and San Francisco metropolitan areas. Nonfarm payroll employment was down 4.6 percent in August 2003 from a year earlier in the San Jose metropolitan area and 1.8 percent in the San Francisco metropolitan area. A year ago, employment was down 8.4 percent and 5.5 percent, respectively, in the two metropolitan areas. By the same measure, however, job growth has slowed over the last year in the Riverside-San Bernardino and San Diego metropolitan areas.

     Construction and real estate remain strong. Permits for 130,225 new units were issued in the first eight months of 2003, up 20.3 percent from the year-ago level. A rush to beat large fee increases accounted for some of the increased permit issuance. Still, residential building for the year as a whole is likely to be the highest level since 1989. Private nonresidential building continues to slide, with the San Francisco Bay Area accounting for most of the slowdown.

     The median price of existing, single-family houses sold in California in August was a record $404,870, up 21.1 percent from a year ago. Sales were up
14.7 percent from a year earlier. According to the California Association of Realtors, the percentage of households in California able to afford a median-priced home stood at 26 percent in July. The corresponding measure of home affordability in the nation was 56 percent in July.

     Job growth may remain slow for the rest of 2003. Some industries still have too much capacity, dampening prospects for a strong recovery in the near-term. Moreover, if productivity continues to grow as quickly as in the last year, improvement in the labor markets will likely come first in the form of fewer layoffs and longer workweeks for employed workers. Actual employment gains will trail behind, and declines in the unemployment rate will come even later.

     The Department of Finance set out the following estimates for the State's economic performance in calendar years 2003 and 2004, which were used in predicting revenues and expenditures for the May Revision of the 2003-04 Governor's Budget. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2003-04 Governor's Budget.

                                    TABLE 12
                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE

                                                FOR CALENDAR YEAR 2003          FOR CALENDAR YEAR 2004
                                                ------------------------------------------------------------
                                                GOVERNOR'S      MAY             GOVERNOR'S      MAY
                                                BUDGET(a)       REVISION(b)     BUDGET(a)       REVISION(b)
------------------------------------------------------------------------------------------------------------
Non-farm wage and salary employment (000)             14,623          14,608          14,928          14,922
Percent Change                                           0.7%            0.6%            2.1%            2.1%

Personal income ($ billions)                    $      1,176    $      1,174    $      1,238    $      1,232
Percent Change                                           3.3%            3.1%            5.3%            4.9%
Housing Permits (Units 000)                              157             179             162             174
Consumer Price Index (percent change)                    2.8%            2.9%            3.2%            2.4%

(a)  Fiscal Year 2003-04 Governor's Budget Summary: January 10, 2003.

(b)  Fiscal Year 2003-04 May Revision to the Governor's Budget: May 14, 2003.

Source: State of California, Department of Finance.

                              FINANCIAL STATEMENTS

     The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2002 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2002 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

     Potential investors may obtain or review a copy of the Financial Statements from the following sources:

     1. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated February 13, 2003, relating to the issuance of $900,000,000 General Obligation Bonds. The Financial Statements are printed in full in such Official Statement. No part of the February 13, 2003 Official Statement is incorporated into this document except the Financial Statements.

     2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report--Year Ended June 30, 2002," or by contacting the Office of the State Controller at (916) 445-2636.

     3. By accessing the internet website of the State Treasurer (www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

     The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2002 through September 30, 2003 is also included as Exhibits 1 and 2 to this APPENDIX A and is available on the State Controller's website.

     Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

                          OVERVIEW OF STATE GOVERNMENT

ORGANIZATION OF STATE GOVERNMENT

     The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

     California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles.

     The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

OFFICE                                NAME                  PARTY AFFILIATION   FIRST ELECTED
---------------------------------------------------------------------------------------------
Governor                              Gray Davis            Democrat            1998
Lieutenant Governor                   Cruz Bustamante       Democrat            1998
Controller                            Steve Westly          Democrat            2002
Treasurer                             Philip Angelides      Democrat            1998
Attorney General                      Bill Lockyer          Democrat            1998
Secretary of State                    Kevin Shelley         Democrat            2002
Superintendent of Public Instruction  Jack O'Connell        Democrat            2002
Insurance Commissioner                John Garamendi        Democrat            2002

     The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. See "INTRODUCTION TO APPENDIX A" for a description of the result of the October 7, 2003 recall election for Governor indicating that Gray Davis has been recalled as Governor and will be replaced by Arnold Schwarzenegger.

     The executive branch is principally administered through twelve major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency (formerly Department of Industrial Relations), Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs, Technology, Trade and Commerce Agency (to be eliminated starting January 2004), and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

     California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 47,000 degrees were awarded in the 2001-02 school year. About 186,600 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2001-02 school year. The California State University System, provides undergraduate and graduate degrees to students.

Approximately 76,000 degrees were awarded in the 2001-02 school year. About 316,400 full-time students were enrolled at the 23 campuses in the 2001-02 school year. The third sector consists of 108 campuses operated by 72 community college districts which provide associate degrees and certificates. Approximately 114,000 associate degrees and certificates were awarded in the 2001-02 school year. About 1.8 million students were enrolled in California's community colleges in the fall of 2002.

EMPLOYEE RELATIONS

     In 2003-04, the State work force is comprised of approximately 328,000 personnel years, of which approximately 118,000 personnel years represent employees of institutions of higher education. Of the remaining 210,000 personnel years, approximately 160,000 are subject to collective bargaining and approximately 50,000 are excluded from collective bargaining. These numbers will be reduced by Control Section 4.10, which requires a $1.1 billion ($585 million General Fund) reduction in 2003-04 employee compensation costs and the abolishment of 16,000 permanent positions. If collective bargaining produces concessions, the number of positions required for abolishment would be reduced.

     State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

     The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

     State employees are represented by 21 collective bargaining units. The State recently signed Memoranda of Understanding with 16 of these collective bargaining units to achieve current year savings in State personnel costs, a way of mitigating the State's difficult fiscal condition. Two of these contracts expire in June 2004, seven of these contracts expire in June 2005, five of these contracts expire in June 2006, and two of these contracts expire in June 2008. Another collective bargaining unit is under contract until July 2006. The remaining four collective bargaining units, comprising less than 5 percent of the State workforce, do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration (DPA) is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association (CSEA) is the exclusive representative for nine of the 21 collective bargaining units, or approximately 50 percent of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit.

                             ECONOMY AND POPULATION

INTRODUCTION

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's hightech sector and, geographically, in the San Francisco Bay Area. Employment grew by about 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled, however, and since then, the economy has been sluggish, with unemployment varying narrowly between 6.6 percent and 6.9 percent and employment falling by about 14,000 between May 2002 and June 2003. See "CURRENT STATE BUDGET--Economic Assumptions."

POPULATION AND LABOR FORCE

     The State's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population.

     California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

     The following table shows California's population data for 1994 through 2002.

                                    TABLE 13
                             POPULATION 1994-2002(a)

            CALIFORNIA    % INCREASE OVER   UNITED STATES    % INCREASE OVER    CALIFORNIA AS %
YEAR        POPULATION    PRECEDING YEAR    POPULATION       PRECEDING YEAR     OF UNITED STATES
------------------------------------------------------------------------------------------------
1994        31,523,080    0.7%              263,125,821      1.2%               12.0
1995        31,711,094    0.6               266,278,393      1.2                11.9
1996        31,962,050    0.8               269,394,284      1.2                11.9
1997        32,451,746    1.5               272,646,925      1.2                11.9
1998        32,861,779    1.3               275,854,104      1.2                11.9
1999        33,417,247    1.7               279,040,168      1.2                12.0
2000        34,036,376    1.9               282,224,348      1.1                12.1
2001        34,698,173    1.9               285,317,559      1.1                12.2
2002        35,301,480    1.7               288,368,698      1.1                12.2

(a)  Population as of July 1.

Source: U. S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

     The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2002.

                                    TABLE 14
                              LABOR FORCE 1993-2002
                                   (THOUSANDS)

                                            UNEMPLOYMENT RATE (%)
                                            ------------------------------
YEAR        LABOR FORCE      EMPLOYMENT     CALIFORNIA       UNITED STATES
--------------------------------------------------------------------------
1993        15,360           13,918         9.4%             6.9%
1994        15,450           14,122         8.6              6.1
1995        15,412           14,203         7.8              5.6
1996        15,520           14,400         7.2              5.4
1997        15,960           14,954         6.3              4.9
1998        16,336           15,367         5.9              4.5
1999        16,596           15,732         5.2              4.2
2000        16,884           16,049         4.9              4.0
2001        17,183           16,260         5.4              4.8
2002        17,405           16,242         6.7              5.8

Source: State of California, Employment Development Department.

EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

     The following table shows California's non-agricultural employment distribution and growth for 1992 and 2002.

                                    TABLE 15
                       PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                  1992 AND 2002

                                      EMPLOYMENT                % DISTRIBUTION
                                      (THOUSANDS)               OF EMPLOYMENT
                                      -------------------------------------------------
INDUSTRY SECTOR                       1992         2002*        1992         2002*
---------------------------------------------------------------------------------------
Mining                                    35.4         23.5      0.3%         0.2%
Construction                             471.7        759.9      3.9          5.2
MANUFACTURING
Nondurable goods                         708.4        689.8      5.8          4.7
High Technology                          584.4        467.1      4.8          3.2
Other Durable Goods                      597.6        659.2      4.9          4.5
Transportation and Utilities             607.4        720.7      5.0          4.9
Wholesale and Retail Trade             2,834.8      3,362.4     23.3         22.9
Finance, Insurance And Real Estate       791.9        847.4      6.5          5.8
Services                               3,426.3      4,678.2     28.2         31.9
Government
Federal                                  345.9        256.9      2.9          1.7
State and Local                        1,749.7      2,193.0     14.4         15.0

TOTAL NON-AGRICULTURAL                12,153.5     14,658.1      100%         100%

*   Preliminary

Source: State of California, Employment Development Department.

     The following tables show California's total and per capita income patterns for selected years.

                                    TABLE 16
                TOTAL PERSONAL INCOME IN CALIFORNIA 1994-2002(a)

                                                          CALIFORNIA %
YEAR                     MILLIONS         % CHANGE (b)    OF U.S.
-----------------------------------------------------------------------
1994(c)                  $   735,104       2.9%           12.5%
1995                         771,470       4.9            12.5
1996                         812,404       5.3            12.4
1997                         861,557       6.1            12.4
1998                         931,564       8.1            12.6
1999                         994,862       6.8            12.8
2000                       1,099,375      10.5            13.1
2001                       1,128,256       2.6            13.0
2002(d)                    1,138,718       0.9            12.8

----------
(a)  BEA's estimates as of September 23, 2002.
(b)  Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
(d)  Estimated by California Department of Finance.

Note:  Omits income for government employees overseas.

Source: U.S. Department of Commerce, Bureau of Economic Analysis (BEA); State of California, Department of Finance.

                                    TABLE 17
                     PER CAPITA PERSONAL INCOME 1994-2002(a)

                              %                              %             CALIFORNIA %
YEAR           CALIFORNIA     CHANGE (b)    UNITED STATES    CHANGE (b)    OF U.S.
---------------------------------------------------------------------------------------
1994(c)        $   23,348     2.3%          $      22,340    3.7%          104.5%
1995               24,339     4.2                  23,255    4.1           104.7
1996               25,373     4.2                  24,270    4.4           104.5
1997               26,521     4.5                  25,412    4.7           104.4
1998               28,240     6.5                  26,893    5.8           105.0
1999               29,712     5.2                  27,880    3.7           106.6
2000               32,363     8.9                  29,760    6.7           108.7
2001               32,655     0.9                  30,413    2.2           107.4
2002               32,996     1.0                  30,941    1.7           106.6

----------
(a)  Latest estimates by BEA.
(b)  Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:  Omits income for government employees overseas.

Source: U.S. Department of Commerce, Bureau of Economic Analysis (BEA).

     The following tables show California's residential and non-residential construction.

                                    TABLE 18
                 RESIDENTIAL CONSTRUCTION AUTHORIZED BY PERMITS

            UNITS
            ------------------------------------------------ VALUATION(a)
YEAR        TOTAL            SINGLE        MULTIPLE          (MILLIONS)
-------------------------------------------------------------------------
1995         85,293           68,689       16,604            $     13,879
1996         94,283           74,923       19,360                  15,289
1997        111,716           84,780       26,936                  18,752
1998        125,707           94,298       31,409                  21,976
1999        140,137          101,711       38,426                  25,783
2000        148,540          105,595       42,945                  28,142
2001        148,757          106,902       41,855                  28,804
2002        167,761          123,865       43,896                  33,305

----------
(a)  Valuation includes additions and alterations.

Source: Construction Industry Research Board

                                    TABLE 19
                           NONRESIDENTIAL CONSTRUCTION
                             (THOUSANDS OF DOLLARS)

                                                     ADDITIONS AND
YEAR    COMMERCIAL     INDUSTRIAL     OTHER          ALTERATIONS    TOTAL
-------------------------------------------------------------------------------
1995    $  2,308,911   $    732,874   $  1,050,693   $  4,062,273   $ 8,154,751
1996       2,751,925      1,140,574      1,152,443      4,539,219     9,584,161
1997       4,271,378      1,598,428      1,378,220      5,021,792    12,269,818
1998       5,419,251      2,466,530      1,782,337      5,307,901    14,976,019
1999       5,706,719      2,256,166      2,350,213      6,269,194    16,582,292
2000       6,962,031      2,206,169      2,204,754      7,252,004    18,624,958
2001       6,195,368      1,552,047      2,584,321      6,421,551    16,753,287
2002       5,195,348      1,227,754      2,712,681      5,393,329    14,529,112

Source: Construction Industry Research Board

     The following table shows California's export growth for the period from 1995 through 2002.

TABLE 20
EXPORTS THROUGH CALIFORNIA PORTS
(IN MILLIONS)

YEAR             EXPORTS (a)             % CHANGE
--------------------------------------------------
1995             $  116,825.5             22.2%
1996                124,120.0              6.2
1997                131,142.7              5.7
1998                116,282.4            -11.3
1999                122,092.8              5.0
2000                148,554.6             21.7
2001                127,255.3            -14.3
2002                111,340.1            -12.5

(a)  "Free along ship" Value Basis

Source: U.S. Department of Commerce, Bureau of the Census

                                   LITIGATION

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

CHALLENGE TO DISCONTINUATION OF VEHICLE LICENSE FEE OFFSET

     State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets.

     In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased.

     On July 1, 2003, several plaintiffs, including several Republican legislators and a non-profit public interest group, filed HOWARD JARVIS TAXPAYERS ASSOCIATION, ET AL. V. CALIFORNIA DEPARTMENT OF MOTOR VEHICLES (Sacramento County Superior Court, Case No. 03AS03665), in which plaintiffs seek declaratory relief based on several theories, each of which would find the discontinuation of the offset invalid. The court has ruled that the plaintiffs' complaint fails to state a cause of action, and has granted plaintiffs until November 17, 2003, to amend their complaint to adequately plead that they have exhausted their administrative remedies. Plaintiffs have not sought an immediate stay or injunction against the discontinuation of the vehicle license fee offset or on the collection of the statutorily established excise tax. In the event an appellate court judgment declares that the discontinuation of the vehicle license fee offset was invalid, it could result in costs to the State over time in amounts as high as the suspended vehicle license fee offset, which for fiscal year 2003-04 is approximately $4.2 billion.

BOND-RELATED MATTERS

     The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's fiscal year 2003-04 employer obligation to the Public Employee's Retirement System. In May of 2003, the Committee filed PENSION OBLIGATION BOND COMMITTEE V. ALL PERSONS INTERESTED IN THE MATTER OF THE VALIDITY OF THE STATE OF CALIFORNIA'S PENSION OBLIGATION, ETC. (Sacramento County Superior Court, Case No. 03AS02994), seeking validation of the bonds and certain contracts pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 ET SEQ. The Howard Jarvis Taxpayers Association filed an answer to the Committee's complaint and, a judgment was issued in the matter denying the Committee's request for validation of the bonds. The trial court judge declared that he was unwilling to apply the local government "obligation imposed by law" debt limit exception to the State constitutional debt limit. The Committee has filed a petition for writ of mandate in the California Supreme Court (Case No. S119882), and requested the court's expedited consideration of the petition. Granting expedited consideration is a discretionary act on behalf of the court. The Supreme Court has directed the Howard Jarvis Taxpayers Association to file its opposition to all issues raised by the petition by October 31, 2003.

     The Legislature has adopted a statute (Stats. 2003, 1st Ex. Sess. 2003, ch.13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit. The amount of the accumulated budget deficit has been identified by the Department of Finance to be approximately $10.7 billion. On September 24, 2003, a complaint was filed in the Sacramento County Superior Court (FULLERTON ASSOCIATION OF CONCERNED TAXPAYERS V. CALIFORNIA FISCAL RECOVERY FINANCING AUTHORITY, ET AL., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers.

CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

     In May 2003, the Legislature enacted legislation which reduces a continuing appropriation to the State Teacher's Retirement System's ("CalSTRS") Supplemental Benefit Maintenance Account ("SBMA") for fiscal year 2003-04 by $500 million. The legislative changes also provide that in future fiscal years, the $500 million may be returned if actuarial determinations demonstrate that the money is needed in order for CalSTRS' to make purchasing power protection payments to retired members through 2036. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL. V. STEVE PEACE, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE, AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER, in the Sacramento County Superior Court (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the May legislation. It also seeks injunctive and declaratory relief to the same effect.

ACTIONS SEEKING FLOOD-RELATED DAMAGES

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHAN
V. STATE, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004. The State is vigorously defending the action.

     PATERNO V. STATE OF CALIFORNIA is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs filed an appeal with the Court of Appeal (Third Appellate District, Case No. CO40553), and oral argument is presently scheduled for November 19, 2003.

TAX REFUND CASES

     The State has prevailed at the trial court, and following appeal, in two refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., AND CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. (consolidated as Court of Appeal, Forth Appellate District, Division 1, Case No. D037599). On September 24, 2003, the California Supreme Court denied the plaintiffs' petitions for review (CALIFORNIA ASSN. OF RETAIL TOBACCONISTS V. STATE OF CALIFORNIA, Case No. S117618). The plaintiffs challenge the constitutionality of Proposition 10, which established the Children and Families Commission ("CFC") and local county commissions and increased the excise tax on tobacco products for the purpose of funding early childhood development programs through the CFC and local commissions. Plaintiffs contend Proposition 10 is unconstitutional under various provisions of the California Constitution, levies an impermissible double tax on certain tobacco products, and violates numerous other provisions of law. It is not yet known whether plaintiffs will seek review by the United States Supreme Court. Any petition must be filed within 90 days after the date review was denied by the California Supreme Court. There is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

     Four pending cases allege that Revenue and Tax Code section 24402 ("Section 24402"), which establishes a corporate tax deduction for dividends received that are based on the amount of the dividend-paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767). In MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (San Francisco County Superior Court, Case No. 400 444), the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board in which the court failed to discuss Section 24402. A request for further exposition of the decision has been filed. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD (Court of Appeal, Second Appellate District, Division 2, Case No. B165665) the trial court determined that Section 24402 violates the commerce clause and the Franchise Tax Board has appealed. In FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, the trial court also determined that Section 24402 violates the commerce clause and, on appeal, the Second Appellate District, Division 1, affirmed the trial court's decision (Case No. B160061). On August 27, 2003, the California Supreme Court denied the Board's petition for review. A decision as to whether to seek a writ of certiorari from the United States Supreme Court must be made within 90 days of that denial. No decision has been made to date. A final decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million. The State is vigorously litigating this issue.

     Five pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. Three of these cases are also cases in which Revenue and Tax Code section 24402 has been challenged, as discussed in the previous paragraph. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767. TOYS "R" US, INC.
V. FRANCHISE TAX BOARD is pending in Sacramento County Superior Court (Case No. 01-AS-04316). The TOYS "R" US trial court has issued a tentative decision in favor of the Franchise Tax Board, but a final judgment has not been issued. THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First District (Case No. A102915) and GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Second Appellate District, Division 2 (Case No. B165665). The trial courts in both THE LIMITED STORES and GENERAL MOTORS ruled in favor of the Franchise Tax Board on this issue. In MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (San Francisco County Superior Court, Case No. 400 444) the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board. A request for further exposition of the decision has been filed. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously litigating this issue.

     In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BOARD OF EQUALIZATION (San Francisco Superior Court, Case No. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ("SBE") does not consider intravenous sets (other than those used primarily for feeding) and diagnostic substances to be medicines and, therefore, those items are subject to sales and use taxes. The trial court ruled in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

     In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Orange County Superior Court, Case No. 00CC003385), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The Orange County Superior Court ruled in favor of the plaintiffs in December 2001. That decision was appealed and oral argument is scheduled for December 16, 2003 in the Court of Appeal, Fourth Appellate District. The effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.

ENVIRONMENTAL CLEANUP MATTER

     In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA

"Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"), but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

ENERGY-RELATED MATTERS

     In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

     PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

ESCHEATED PROPERTY CLAIMS

     In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): FONG V. CONNELL (Court of Appeal, Third District, Case No. C042007); HARRIS V. CONNELL (Court of Appeal, Second District, Case No. B160741); LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals for the Ninth Circuit, Case No. 02-16511); ORFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (United States District Court, Northern District, Case No. C03-001556). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases, except Fong are styled as class actions, though in Lusby-Taylor and Harris, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Fong, Harris and Lusby-Taylor. Both Suever and Orfield are in the early stages of litigation in the trial court. The State is vigorously defending all of these actions.

ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

     In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

ACTIONS SEEKING PROGRAM MODIFICATIONS

     In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. The State is vigorously defending this action. Trial is set for August 30, 2004.

     In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER- (JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., (United States District Court - Northern District, Case No. C00-2532 SBA), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. A settlement has been reached in this matter which, if approved by the court, will result in a State department revising its assessment tool for residents of nursing homes to focus on the propriety of community placement. The parties have agreed that plaintiffs' non-assessment claims will be dismissed without prejudice to plaintiffs' ability to re-file their action once the assessment process is in place. In the event the assessment tool changes are not sufficiently funded, plaintiffs may re-file those claims pertaining to assessment as well.

     In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (United States District Court - Northern District, Case No. C-00-01593 CW), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a "comprehensive, effectively working plan" for the de-institutionalization of persons with developmental disabilities." The undetermined allegations remain before the court, and these interim rulings are subject to appeal.

     In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

MEDICALLY INDIGENT ADULT MANDATE CLAIMS

     In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego, that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of Article XIIIB, section 6 of the California Constitution. The Court sent the matter back to the Commission on State Mandates (the "Commission") to decide whether and by what amount the County of San Diego had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County of San Diego appealed from an adverse Commission decision. The appeal was based on facts specific to County of San Diego. On September 24, 2003, in an unpublished decision, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. (Sept. 24, 2003) D039471) ruled in favor of the County of San Diego on certain of its claims and determined that the State owed the County of San Diego $3.4 million for medical services rendered to MIAs during the two-year period (1991-1992). This decision may be appealed.

     The Commission has taken the position that it would be bound to apply the holding of the San Diego case to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending before the Commission that was filed by the County of San Bernardino, relating to the same mandate (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million.

     The County of San Diego case, together with a test claim on the same subject filed by the County of San Bernardino, poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated claimants, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. Currently the counties receive approximately $1.3 billion in vehicle license fee revenue and $2.3 billion in sales tax revenue to fund various social services, public health and mental health programs which include the programs that provide services to MIAs.

     The determination of how much of the MIA mandate is "unreimbursed" is likely to be impacted by the fact that the vehicle license fee revenue now available to counties may be terminated as a result of the San Diego decision. In 1991 the Legislature increased the vehicle license fee and dedicated a portion of it to cover costs incurred by the counties for various social programs, including the cost of caring for MIAs. This legislation includes so-called "poison pill" provisions that, by their terms, eliminate the counties' vehicle license fee revenue source if a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate. Related 1991 legislation also authorized the sales tax increment from which the counties pay, among other costs, the cost of caring for MIAs, and established "poison pill" provisions relating to that sale tax increment. These "poison pill" provisions provide that, in the event a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate, the sales tax increment revenues are to be paid to the General Fund. This could increase the State's Proposition 98 funding guarantee (See "STATE FINANCES -- Proposition 98"), which, ultimately, could have the effect under certain "poison pill" provisions, of eliminating the sales tax increment.

                                STATE DEBT TABLES

The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.

     "Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.

As of October 1, 2003, the State did not have any General Obligation Commercial Paper Notes outstanding.

The State expects to issue $1,800,000,000 of general obligation bonds on November 13, 2003.

The State Public Works Board expects to issue $430,990,000 of lease revenue bonds on December 2, 2003.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                             FOR LEASE-PURCHASE DEBT
                              AS OF OCTOBER 1, 2003

FISCAL
YEAR              CURRENT DEBT
ENDING            ---------------------------------------------------------------------------
JUNE 30           INTEREST                  PRINCIPAL (a)             TOTAL
---------------------------------------------------------------------------------------------
2004              $        271,725,333.60   $        239,466,935.00   $        511,192,268.60(b)
2005                       338,647,584.05            352,499,507.20            691,147,091.25
2006                       318,759,840.18            372,167,554.60            690,927,394.78
2007                       305,084,065.59            325,083,920.44            630,167,986.03
2008                       285,872,258.35            333,426,787.98            619,299,046.33
2009                       273,102,770.44            355,352,732.44            628,455,502.88
2010                       249,521,652.75            343,906,633.76            593,428,286.51
2011                       220,648,653.93            356,525,000.00            577,173,653.93
2012                       201,992,986.81            339,905,000.00            541,897,986.81
2013                       184,141,396.45            348,730,000.00            532,871,396.45
2014                       165,903,553.81            351,695,000.00            517,598,553.81
2015                       147,011,187.52            370,285,000.00            517,296,187.52
2016                       127,321,451.24            351,465,000.00            478,786,451.24
2017                       108,189,006.84            356,390,000.00            464,579,006.84
2018                        89,324,937.16            370,915,000.00            460,239,937.16
2019                        70,168,719.33            329,125,000.00            399,293,719.33
2020                        52,930,040.95            299,100,000.00            352,030,040.95
2021                        38,665,705.74            232,490,000.00            271,155,705.74
2022                        26,543,126.24            202,365,000.00            228,908,126.24
2023                        17,687,221.62            147,280,000.00            164,967,221.62
2024                        11,178,852.00             56,075,000.00             67,253,852.00
2025                         8,216,555.00             59,035,000.00             67,251,555.00
2026                         5,574,756.25             45,215,000.00             50,789,756.25
2027                         3,273,798.75             47,475,000.00             50,748,798.75
2028                           922,862.50             34,170,000.00             35,092,862.50
TOTAL             $      3,522,408,317.10   $      6,620,144,071.42   $     10,142,552,388.52

----------
(a)  Includes scheduled mandatory sinking fund payments.
(b) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

               AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS

                              AS OF OCTOBER 1, 2003
                                   (THOUSANDS)

                                                                                   VOTER AUTHORIZATION           BONDS
                                                                                   ---------------------------   OUTSTANDING
                                                                                   DATE           AMOUNT         (a)
-----------------------------------------------------------------------------------------------------------------------------
GENERAL FUND BONDS (NON-SELF LIQUIDATING)
California Clean Water, Clean Air, Safe Neighborhood Parks, and Coastal
  Protection Act of 2002                                                           3/5/2002       $  2,600,000   $     41,830
California Library Construction and Renovation Bond Act of 1988                    11/8/1988            75,000         46,570
California Library Construction and Renovation Bond Act of 2000                    3/7/2000            350,000          4,530
California Park and Recreational Facilities Act of 1984                            6/5/1984            370,000        121,705
California Parklands Act of 1980                                                   11/4/1980           285,000         26,550
California Safe Drinking Water Bond Law of 1976                                    6/8/1976            175,000         37,030
California Safe Drinking Water Bond Law of 1984                                    11/6/1984            75,000         24,720
California Safe Drinking Water Bond Law of 1986                                    11/4/1986           100,000         57,790
California Safe Drinking Water Bond Law of 1988                                    11/8/1988            75,000         49,015
California Wildlife, Coastal, and Park Land Conservation Act of 1988               6/7/1988            776,000        396,050
Class Size Reduction Public Education Facilities Bond Act of 1998 (Hi Ed)          11/3/1998         2,500,000      1,790,920
Class Size Reduction Public Education Facilities Bond Act of 1998 (K-12)           11/3/1998         6,700,000      5,941,750
Clean Air and Transportation Improvement Bond Act of 1990                          6/5/1990          1,990,000      1,305,715
Clean Water and Water Conservation Bond Law of 1978                                6/6/1978            375,000         34,470
Clean Water and Water Reclamation Bond Law of 1988                                 11/8/1988            65,000         46,000
Clean Water Bond Law of 1970                                                       11/3/1970           250,000          4,000
Clean Water Bond Law of 1974                                                       6/4/1974            250,000          8,165
Clean Water Bond Law of 1984                                                       11/6/1984           325,000         77,000
Community Parklands Act of 1986                                                    6/3/1986            100,000         39,685
County Correctional Facility Capital Expenditure and Youth Facility Bond
  Act of 1988                                                                      11/8/1988           500,000        296,545
County Correctional Facility Capital Expenditure Bond Act of 1986                  6/3/1986            495,000        205,350
County Jail Capital Expenditure Bond Act of 1981                                   11/2/1982           280,000         54,225
County Jail Capital Expenditure Bond Act of 1984                                   6/5/1984            250,000         47,250
Earthquake Safety and Public Buildings Rehabilitation Bond Act of 1990             6/5/1990            300,000        205,740
Fish and Wildlife Habitat Enhancement Act of 1984                                  6/5/1984             85,000         24,240
Hazardous Substance Cleanup Bond Act of 1984                                       11/6/1984           100,000          7,000
Higher Education Facilities Bond Act of 1986                                       11/4/1986           400,000        126,000
Higher Education Facilities Bond Act of 1988                                       11/8/1988           600,000        293,575
Higher Education Facilities Bond Act of June 1990                                  6/5/1990            450,000        251,490
Higher Education Facilities Bond Act of June 1992                                  6/2/1992            900,000        646,345
Housing and Emergency Shelter Trust Fund Act of 2002                               11/5/2002         2,100,000              0
Housing and Homeless Bond Act of 1990                                              6/5/1990            150,000          6,410
Kindergarten - University Public Education Facilities Bond Act of 2002 (K-12)      11/5/2002        11,400,000      3,945,990
Kindergarten - University Public Education Facilities Bond Act of 2002 (Hi-Ed)     11/5/2002         1,650,000         15,320
Lake Tahoe Acquisitions Bond Act                                                   8/2/1982             85,000         25,740

                                                                                   CP PROGRAM
                                                                                   AUTHORIZED (b)   UNISSUED (c)
------------------------------------------------------------------------------------------------------------------
GENERAL FUND BONDS (NON-SELF LIQUIDATING)
California Clean Water, Clean Air, Safe Neighborhood Parks, and Coastal
  Protection Act of 2002                                                           $      220,810   $    2,337,360
California Library Construction and Renovation Bond Act of 1988                                 0            2,595
California Library Construction and Renovation Bond Act of 2000                            48,250          297,200
California Park and Recreational Facilities Act of 1984                                      n.a.            1,100
California Parklands Act of 1980                                                             n.a.                0
California Safe Drinking Water Bond Law of 1976                                              n.a.            2,500
California Safe Drinking Water Bond Law of 1984                                              n.a.                0
California Safe Drinking Water Bond Law of 1986                                              n.a.                0
California Safe Drinking Water Bond Law of 1988                                             5,100            2,000
California Wildlife, Coastal, and Park Land Conservation Act of 1988                         n.a.            7,330
Class Size Reduction Public Education Facilities Bond Act of 1998 (Hi Ed)                 675,755                0
Class Size Reduction Public Education Facilities Bond Act of 1998 (K-12)                  505,445                0
Clean Air and Transportation Improvement Bond Act of 1990                                 242,490           40,925
Clean Water and Water Conservation Bond Law of 1978                                          n.a.                0
Clean Water and Water Reclamation Bond Law of 1988                                              0                0
Clean Water Bond Law of 1970                                                                 n.a.                0
Clean Water Bond Law of 1974                                                                 n.a.                0
Clean Water Bond Law of 1984                                                                 n.a.                0
Community Parklands Act of 1986                                                              n.a.                0
County Correctional Facility Capital Expenditure and Youth Facility Bond
  Act of 1988                                                                                   0                0
County Correctional Facility Capital Expenditure Bond Act of 1986                            n.a.                0
County Jail Capital Expenditure Bond Act of 1981                                             n.a.                0
County Jail Capital Expenditure Bond Act of 1984                                             n.a.                0
Earthquake Safety and Public Buildings Rehabilitation Bond Act of 1990                     59,450                0
Fish and Wildlife Habitat Enhancement Act of 1984                                            n.a.            3,000
Hazardous Substance Cleanup Bond Act of 1984                                                 n.a.                0
Higher Education Facilities Bond Act of 1986                                                 n.a.                0
Higher Education Facilities Bond Act of 1988                                                3,440            7,000
Higher Education Facilities Bond Act of June 1990                                           2,130                0
Higher Education Facilities Bond Act of June 1992                                           8,010              270
Housing and Emergency Shelter Trust Fund Act of 2002                                      980,000        1,120,000
Housing and Homeless Bond Act of 1990                                                        n.a.                0
Kindergarten  - University  Public  Education  Facilities  Bond Act of 2002             7,454,010                0
(K-12)
Kindergarten  - University  Public  Education  Facilities  Bond Act of 2002               266,680        1,368,000
(Hi-Ed)
Lake Tahoe Acquisitions Bond Act                                                             n.a.                0

                                                                                VOTER AUTHORIZATION
                                                                                ------------------------------   BONDS
                                                                                DATE           AMOUNT            OUTSTANDING (a)
--------------------------------------------------------------------------------------------------------------------------------
New Prison Construction Bond Act of 1981                                        6/8/1982       $       495,000   $        44,250
New Prison Construction Bond Act of 1984                                        6/5/1984               300,000            37,500
New Prison Construction Bond Act of 1986                                        11/4/1986              500,000           168,820
New Prison Construction Bond Act of 1988                                        11/8/1988              817,000           401,130
New Prison Construction Bond Act of 1990                                        6/5/1990               450,000           234,450
Passenger Rail and Clean Air Bond Act of 1990                                   6/5/1990             1,000,000           583,680
Public Education Facilities Bond Act of 1996 (K-12)                             3/26/1996            2,025,000         1,704,115
Public Education Facilities Bond Act of 1996 (Hi-Ed)                            3/26/1996              975,000           868,740
1988 School Facilities Bond Act                                                 11/8/1988              800,000           417,525
1990 School Facilities Bond Act                                                 6/5/1990               800,000           439,915
1992 School Facilities Bond Act                                                 11/3/1992              900,000           576,392
Safe, Clean Reliable Water Supply Act of 1996                                   11/5/1996              995,000           462,425
Safe Drinking Water Bond Act of 2000                                            3/7/2000             1,970,000           329,600
Safe Neighborhood Parks Bond Act of 2000                                        3/7/2000             2,100,000           711,005
School Building and Earthquake Bond Act of 1974                                 11/5/1974               40,000            30,655
School Facilities Bond Act of 1988                                              6/7/1988               800,000           370,480
School Facilities Bond Act of 1990                                              11/6/1990              800,000           475,570
School Facilities Bond Act of 1992                                              6/2/1992             1,900,000         1,175,450
Seismic Retrofit Bond Act of 1996                                               3/26/1996            2,000,000         1,604,580
Senior Center Bond Act of 1984                                                  11/6/1984               50,000             7,250
State Beach, Park, Recreational and Historical Facilities Bonds                 6/4/1974               250,000               495
State School Building Lease-Purchase Bond Law of 1982                           11/2/1982              500,000            22,685
State School Building Lease-Purchase Bond Law of 1984                           11/6/1984              450,000           102,500
State School Building Lease-Purchase Bond Law of 1986                           11/4/1986              800,000           266,800
State, Urban, and Coastal Park Bond Act of 1976                                 11/2/1976              280,000            13,505
Veterans' Homes Bond Act of 2000                                                3/7/2000                50,000                 0
Voting Modernization Bond Act of 2002                                           3/5/2002               200,000                 0
Water Conservation and Water Quality Bond Law of 1986                           6/3/1986               150,000            68,780
Water Conservation Bond Law of 1988                                             11/8/1988               60,000            37,280
Water Security,  Clean Drinking Water, Coastal and Beach Protection Act         11/5/2002            3,440,000            72,670
of 2002
TOTAL GENERAL FUND BONDS                                                                       $    63,078,000   $    27,432,962
ENTERPRISE FUND BONDS (SELF LIQUIDATING)
California Water Resources Development Bond Act of 1959                         11/8/1960      $     1,750,000   $       806,940
Veterans Bonds                                                                  (d)                  4,510,000         1,864,025
TOTAL ENTERPRISE FUND BONDS                                                                    $     6,260,000   $     2,670,965
TOTAL GENERAL OBLIGATION BONDS                                                                 $    69,338,000   $    30,103,927

                                                                                   CP PROGRAM
                                                                                   AUTHORIZED (b)   UNISSUED (c)
------------------------------------------------------------------------------------------------------------------
New Prison Construction Bond Act of 1981                                           $         n.a.   $            0
New Prison Construction Bond Act of 1984                                                     n.a.                0
New Prison Construction Bond Act of 1986                                                     n.a.            1,500
New Prison Construction Bond Act of 1988                                                        0           12,260
New Prison Construction Bond Act of 1990                                                    6,125                0
Passenger Rail and Clean Air Bond Act of 1990                                              10,565                0
Public Education Facilities Bond Act of 1996 (K-12)                                        46,790                0
Public Education Facilities Bond Act of 1996 (Hi-Ed)                                       29,630            8,700
1988 School Facilities Bond Act                                                             2,665                0
1990 School Facilities Bond Act                                                             2,990                0
1992 School Facilities Bond Act                                                             6,614                0
Safe, Clean Reliable Water Supply Act of 1996                                             281,165          226,000
Safe Drinking Water Bond Act of 2000                                                      756,147          873,800
Safe Neighborhood Parks Bond Act of 2000                                                  259,100        1,117,000
School Building and Earthquake Bond Act of 1974                                              n.a.                0
School Facilities Bond Act of 1988                                                           n.a.                0
School Facilities Bond Act of 1990                                                          2,550                0
School Facilities Bond Act of 1992                                                         17,290                0
Seismic Retrofit Bond Act of 1996                                                         269,645                0
Senior Center Bond Act of 1984                                                               n.a.                0
State Beach, Park, Recreational and Historical Facilities Bonds                              n.a.                0
State School Building Lease-Purchase Bond Law of 1982                                        n.a.                0
State School Building Lease-Purchase Bond Law of 1984                                        n.a.                0
State School Building Lease-Purchase Bond Law of 1986                                        n.a.                0
State, Urban, and Coastal Park Bond Act of 1976                                              n.a.                0
Veterans' Homes Bond Act of 2000                                                           45,000            5,000
Voting Modernization Bond Act of 2002                                                     155,000           45,000
Water Conservation and Water Quality Bond Law of 1986                                        n.a.           27,600
Water Conservation Bond Law of 1988                                                         6,266            5,234
Water Security, Clean Drinking Water, Coastal and Beach Protection
  Act of 2002                                                                           1,259,430        2,107,900
TOTAL GENERAL FUND BONDS                                                           $   13,628,542   $    9,619,274
ENTERPRISE FUND BONDS (SELF LIQUIDATING)
California Water Resources Development Bond Act of 1959                            $         n.a.   $      167,600
Veterans Bonds                                                                                  0          605,585
TOTAL ENTERPRISE FUND BONDS                                                        $            0   $      773,185
TOTAL GENERAL OBLIGATION BONDS                                                     $   13,628,542   $   10,392,459

(a) Includes the initial value of capital appreciation bonds rather than the accreted value.
(b) Represents the total amount of commercial paper authorized by Finance Committees that could be issued for new money projects. Of this amount, no more than $2 billion of commercial paper can be issued at any time. Currently, there is $0.00 of commercial paper issued and outstanding. The bond acts marked as "n.a." are not legally permitted to utilize commercial paper, or all bonds were issued before the commercial paper program began.
(c)  Treats full commercial paper authorization as issued; see footnote (b).
(d)  Various dates.

SOURCE: State of California, Office of the Treasurer.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                  FOR GENERAL FUND GENERAL OBLIGATION BONDS (a)
                             (NON-SELF LIQUIDATING)
                              AS OF OCTOBER 1, 2003

FISCAL
YEAR              CURRENT DEBT
ENDING            ---------------------------------------------------------------------------
JUNE 30           INTEREST                  PRINCIPAL (b)             TOTAL
---------------------------------------------------------------------------------------------
2004              $        836,259,033.53   $        286,555,000.00   $      1,122,814,033.53(c)
2005                     1,357,591,057.59          1,244,789,388.71          2,602,380,446.30
2006                     1,283,636,860.00          1,173,910,000.00          2,457,546,860.00
2007                     1,214,666,425.93          1,204,445,000.00          2,419,111,425.93
2008                     1,149,031,802.93          1,331,543,078.31          2,480,574,881.24
2009                     1,075,729,153.75          1,344,375,000.00          2,420,104,153.75
2010                     1,000,681,073.06          1,395,720,000.00          2,396,401,073.06
2011                       925,998,656.09          1,358,369,045.16          2,284,367,701.25
2012                       848,660,462.55          1,000,470,000.00          1,849,130,462.55
2013                       796,713,063.75            862,130,000.00          1,658,843,063.75
2014                       754,204,683.39            739,730,000.00          1,493,934,683.39
2015                       717,751,867.19            750,140,000.00          1,467,891,867.19
2016                       678,328,795.21            685,515,000.00          1,363,843,795.21
2017                       641,361,433.35            718,375,000.00          1,359,736,433.35
2018                       604,119,507.23            742,660,000.00          1,346,779,507.23
2019                       565,254,157.25            789,615,000.00          1,354,869,157.25
2020                       524,243,981.00            817,080,000.00          1,341,323,981.00
2021                       482,907,432.25            766,515,000.00          1,249,422,432.25
2022                       443,367,368.50            902,960,000.00          1,346,327,368.50
2023                       395,806,562.70            913,720,000.00          1,309,526,562.70
2024                       350,253,835.34            785,265,000.00          1,135,518,835.34
2025                       310,641,239.08            845,680,000.00          1,156,321,239.08
2026                       267,484,176.34            817,740,000.00          1,085,224,176.34
2027                       226,226,882.59            819,105,000.00          1,045,331,882.59
2028                       184,450,249.09            858,235,000.00          1,042,685,249.09
2029                       141,378,340.00            769,830,000.00            911,208,340.00
2030                       102,320,895.75            820,835,000.00            923,155,895.75
2031                        61,155,454.50            529,160,000.00            590,315,454.50
2032                        36,236,695.00            452,070,000.00            488,306,695.00
2033                        14,202,037.50            306,425,000.00            320,627,037.50
TOTAL             $     17,990,663,182.44   $     26,032,961,512.18   $     44,023,624,694.62

(a) Does not include debt service payments on $1,400,000,000 State of California General Obligation Variable Rate Bonds due 2033.
(b)  Includes scheduled mandatory sinking fund payments.
(c) Total represents the remaining debt service requirements from November 1,2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

                          STATE PUBLIC WORKS BOARD AND
                         OTHER LEASE-PURCHASE FINANCING
                               OUTSTANDING ISSUES
                                 OCTOBER 1, 2003

NAME OF ISSUE                                                      OUTSTANDING
-----------------------------------------------------------------------------------
GENERAL FUND SUPPORTED ISSUES:

STATE PUBLIC WORKS BOARD
California Community Colleges                                      $    536,530,000
Department of the Youth Authority                                        17,320,000
Department of Corrections *                                           2,284,626,689
Energy Efficiency Program (Various State Agencies) (a)                   74,770,000
The Regents of The University of California *(b)                      1,151,602,382
Trustees of The California State University                             584,005,000
Various State Office Buildings                                        1,093,130,000
TOTAL STATE PUBLIC WORKS BOARD ISSUES                              $  5,741,984,071

TOTAL OTHER STATE BUILDING LEASE PURCHASE ISSUES (c)               $    878,160,000
TOTAL GENERAL FUND SUPPORTED ISSUES                                $  6,620,144,071

SPECIAL FUND SUPPORTED ISSUES:

East Bay State Building Authority Certificates of Participation
(State of California Department of Transportation) *               $     67,047,955
San Bernardino Joint Powers Financing Authority
(State of California Department of Transportation)                       55,380,000
San Francisco State Building Authority
(State of California Department of General Services Lease) (d)           38,685,000
TOTAL SPECIAL FUND SUPPORTED ISSUES                                $    161,112,955

TOTAL                                                              $  6,781,257,026

* Includes the initial value of capital appreciation bonds rather than the accreted value.

(a)  This program is self-liquidating based on energy cost savings.
(b) The Regents' obligations to the State Public Works Board are payable from lawfully available funds of The Regents which are held in The Regents' treasury funds and are separate from the State General Fund. A portion of The Regents' annual budget is derived from General Fund appropriations.
(c) Includes $180,450,000 Sacramento City Financing Authority Lease Revenue Bonds State of California - Cal EPA Building, 1998 Series A, which are supported by lease rentals from the California Environmental Protection Agency; these rental payments are subject to annual appropriation by the State Legislature.
(d)  The sole tenant is the California Public Utilities Commission.

SOURCE: State of California, Office of the Treasurer.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                  FOR ENTERPRISE FUND GENERAL OBLIGATION BONDS
                               (SELF LIQUIDATING)
                              AS OF OCTOBER 1, 2003

FISCAL
YEAR              CURRENT DEBT
ENDING            ---------------------------------------------------------------------------
JUNE 30           INTEREST                  PRINCIPAL (a)             TOTAL
---------------------------------------------------------------------------------------------
2004              $        119,440,515.65   $         66,065,000.00   $        185,505,515.65(b)
2005                       145,344,837.25            131,840,000.00            277,184,837.25
2006                       135,947,998.50            144,455,000.00            280,402,998.50
2007                       125,907,629.76            156,545,000.00            282,452,629.76
2008                       115,116,952.29            152,905,000.00            268,021,952.29
2009                       104,513,601.25            153,725,000.00            258,238,601.25
2010                        93,545,886.55            168,695,000.00            262,240,886.55
2011                        83,950,470.77            126,905,000.00            210,855,470.77
2012                        76,437,886.00            169,860,000.00            246,297,886.00
2013                        68,092,160.62            171,035,000.00            239,127,160.62
2014                        60,721,567.25            136,035,000.00            196,756,567.25
2015                        54,714,273.15            118,935,000.00            173,649,273.15
2016                        48,788,367.00            122,130,000.00            170,918,367.00
2017                        42,549,819.39            130,125,000.00            172,674,819.39
2018                        36,508,729.09            105,235,000.00            141,743,729.09
2019                        31,151,899.21            101,050,000.00            132,201,899.21
2020                        26,763,528.05             66,260,000.00             93,023,528.05
2021                        23,192,791.29             60,385,000.00             83,577,791.29
2022                        19,895,027.39             56,870,000.00             76,765,027.39
2023                        17,273,135.76             38,275,000.00             55,548,135.76
2024                        15,128,625.52             40,535,000.00             55,663,625.52
2025                        12,831,771.91             43,880,000.00             56,711,771.91
2026                        10,584,088.75             38,415,000.00             48,999,088.75
2027                         8,956,152.50             20,745,000.00             29,701,152.50
2028                         7,987,927.50             14,315,000.00             22,302,927.50
2029                         6,890,681.25             25,420,000.00             32,310,681.25
2030                         5,404,392.50             28,100,000.00             33,504,392.50
2031                         3,892,867.50             25,920,000.00             29,812,867.50
2032                         2,395,225.00             27,375,000.00             29,770,225.00
2033                           812,977.50             28,930,000.00             29,742,977.50
TOTAL             $      1,504,741,786.15   $      2,670,965,000.00   $      4,175,706,786.15

(a)  Includes scheduled mandatory sinking fund payments.
(b) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

                             OUTSTANDING STATE DEBT
                      FISCAL YEARS 1997-98 THROUGH 2001-02
            (DOLLARS IN THOUSANDS EXCEPT FOR PER CAPITA INFORMATION)

                                            1997-98          1998-99           1999-00            2000-01          2001-02
-------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING DEBT (a)
General Obligation Bonds
General Fund (Non-Self Liquidating)     $    14,932,766   $    16,202,211   $    17,869,616   $    20,472,893   $    22,115,362
Enterprise Fund (Self Liquidating)            3,906,950         3,674,020         3,474,900         3,396,215         3,211,310
Total                                   $    18,839,716   $    19,876,231   $    21,344,516   $    23,869,108   $    25,326,672
Lease-Purchase Debt                           6,639,620         6,671,534         6,627,944         6,413,260         6,341,935
Total Outstanding General Obligation
Bonds and Lease-Purchase Debt           $    25,479,336   $    26,547,765   $    27,972,460   $    30,282,368   $    31,668,607

BOND SALES DURING FISCAL YEAR
Non-Self Liquidating General
Obligation Bonds                        $     1,667,820   $     2,294,650   $     2,750,000   $     4,419,665   $     3,905,025
Self Liquidating General
Obligation Bonds                        $       447,535   $        80,000   $       126,500   $       358,625   $       111,325
Lease-Purchase Debt                     $     1,245,190   $       456,410   $       293,235   $       214,585   $       229,105

DEBT SERVICE (b)
Non-Self Liquidating General
Obligation Bonds                        $     1,878,026   $     1,934,628   $     2,045,566   $     2,279,636   $     2,367,570
Lease-Purchase Debt                     $       577,987   $       652,131   $       654,485   $       670,228   $       647,568

GENERAL FUND RECEIPTS (b)               $    55,261,557   $    58,510,860   $    72,226,473   $    78,330,406   $    66,604,508
Non-Self Liquidating General
Obligation Bonds
Debt Service as a Percentage of
General Fund Receipts                              3.40%             3.31%             2.83%             2.91%             3.55%
Lease-Purchase Debt Service as a
Percentage of General Fund Receipts                1.05%             1.11%             0.91%             0.86%             0.97%

POPULATION (c)                               32,451,746        32,861,779        33,417,248        34,039,611        34,729,535
Non-Self Liquidating General
Obligation Bonds Outstanding
Per Capita                              $        460.15   $        493.04   $        534.74   $        601.44   $        636.79
Lease-Purchase Debt Outstanding
Per Capita                              $        204.60   $        203.02   $        198.34   $        188.41   $        182.61

PERSONAL INCOME (d)                     $   861,557,000   $   931,627,000   $   997,293,000   $ 1,094,770,000   $ 1,116,602,000
Non-Self Liquidating General
Obligation Bonds Outstanding as
Percentage of Personal Income                      1.73%             1.74%             1.79%             1.87%             1.98%
Lease-Purchase Debt Outstanding as
Percentage of Personal Income                      0.77%             0.72%             0.66%             0.59%             0.57%

(a) As of last day of fiscal year. Includes the initial value of capital appreciation bonds rather than the accreted value.
(b) Calculated on a cash basis; debt service costs of bonds issued in any fiscal year largely appear in subsequent fiscal year.
(c) As of July 1, the beginning of the fiscal year.
(d) Annual Totals: US BEA, revised 1997-2000; DOF Estimated 2001. California Department of Finance.

SOURCES: Population: State of California, Department of Finance Personal Income:
State of California, Department of Finance; United States, Department of Commerce, Bureau of Economic Analysis (BEA) Outstanding Debt, Bonds Sales During Fiscal Year and Debt Service: State of California, Office of the Treasurer. General Fund Receipts: State of California, Office of the State Controller.

                           STATE AGENCY REVENUE BONDS
                              AND CONDUIT FINANCING
                             AS OF DECEMBER 31, 2002

ISSUING AGENCY                                                      OUTSTANDING(a)
-----------------------------------------------------------------------------------
STATE PROGRAMS FINANCING:

California State University                                        $    625,118,000
California Transportation Commission                                             --
Department of Water Resources - Central Valley Project                2,398,180,000
Department of Water Resources - Power Supply Program                 11,263,500,000
The Regents of the University of California (b)                       3,962,335,000
Trade and Commerce Agency                                                        --

HOUSING FINANCING:

California Housing Finance Agency                                     8,158,493,913
Veterans Revenue Debenture                                              534,040,000

CONDUIT FINANCING:

California Alternative Energy and Advanced Transportation
Financing Authority                                                      58,610,000
California Educational Facilities Authority                           2,632,319,951
California Health Facilities Financing Authority                      6,396,805,195
California Infrastructure and Economic Development Bank (c)           1,831,618,173
California Passenger Rail Financing Commission                                   --
California Pollution Control Financing Authority                      4,602,162,399
California School Finance Authority                                          90,000
California Student Loan Authority                                        95,260,000
California Urban Waterfront Area Restoration
Financing Authority                                                              --

TOTAL                                                              $ 42,558,532,631

(a) Totals for California State University, Department of Water Resources-Central Valley Project, and Veterans Revenue Debenture were provided by the State of California, Office of the Treasurer. All other totals were provided by the listed issuing agency.
(b)  Includes $319,635,000 in Certificates of Participation.
(c) Does not include $6 billion of "rate reduction bonds" issued by special purpose trusts for the benefit of four investor-owned electric utility companies representing interests in certain electric rate surcharges.

            APPENDIX D- INFORMATION CONCERNING THE STATE OF NEW YORK

    THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE
  SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
          STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

This Appendix contains the Annual Information Statement of the State of New York
(AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.

The AIS set forth in this Appendix is dated May 30, 2003 and contains information only through that date. It has been updated on October 30, 2003 for specified information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economic and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us/dob.

                  UPDATE TO ANNUAL INFORMATION STATEMENT (AIS)
                                STATE OF NEW YORK
                                OCTOBER 30, 2003

     This quarterly update (the "Update") to the AIS of the State of New York is dated October 30, 2003 and contains information only through that date. It is the second quarterly update to the AIS of the State of New York dated May 30, 2003. The first update to the AIS was issued on August 7, 2003. The information in this Update is organized into three parts.

     PART I contains information on the State's Financial Plan projections. In
Part I, readers will find:

          1. The Mid-Year Update to the 2003-04 Financial Plan (the "Mid-Year Update") issued by the Division of the Budget (DOB) on October 28, 2003. Part I also reprints information on the GAAP-basis Financial Plan projections for 2003-04 and the State's five-year Capital Program and Financing Plan that first appeared in the in First Quarterly Update to the AIS issued on August 7, 2003. The full Capital Program and Financing Plan for the 2003-04 through 2007-08 fiscal years is incorporated by reference, and is available from DOB at the address below.

          2. A discussion of special considerations affecting the State Financial Plan.

     PART II contains updated disclosure on the State Retirement System, the Metropolitan Transportation Authority (MTA) and the City of New York. As a convenience to readers, Part II also reprints information related to the State's audited basic Financial Statements for the 2002-03 fiscal year that first appeared in the August 7, 2003 Update to the AIS.

     PART III updates information related to certain litigation against the State.

     This Update has been supplied by the State to provide information about the financial condition of the State in connection with financings of certain issuers (including public authorities of the State) that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations, and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An Official Copy of this Update has been filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR) and may be obtained by contacting a NRMSIR or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705.

     An Informational Copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided solely as a matter of convenience to readers and does not imply that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of this Update on such website is not intended as a republication of the information therein on any date subsequent to its release date.

     Neither this Update nor any portion thereof may be included or incorporated by reference in a Preliminary Official Statement, Official Statement, or other offering document without express written consent by DOB and agreement by DOB to execute a CDA relating to the series of bonds or notes described in such Preliminary Official Statement, Official Statement, or other offering document. Any use or incorporation by reference of this Update or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document without such consent and agreement is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this Update if so misused.

                                     PART I

MID-YEAR UPDATE TO THE 2003-04 FINANCIAL PLAN

     DOB PREPARED THE MID-YEAR UPDATE SET FORTH BELOW. IT CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2003-04 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED HEREIN.

INTRODUCTION

     This is the Mid-Year Update to the State's 2003-04 Financial Plan, submitted pursuant to section 23 of the State Finance Law. The Mid-Year Update includes revised Financial Plan projections, an updated economic forecast, operating results for the first six months of fiscal year 2003-04, and General Fund cash flow projections through the third quarter of fiscal year 2003-04. For a description of the structure of the State Financial Plan and general State operating procedures, please see the 2003-04 New York State Executive Budget Appendix II published on January 29, 2003 and the Annual Information Statement of the State of New York dated May 30, 2003, which are available at www.budget.state.ny.us.

     The actual cash-basis results and financial plan projections reported in this Mid-Year Update reflect the deferral of $1.9 billion in spending from 2002-03 to 2003-04 that was necessary due to delayed Legislative authorization for issuance of tobacco bonds. Therefore, the projections contained herein are reported on a basis consistent with the actual results reported by the State Comptroller, and with unadjusted Financial Plans previously reported in the Enacted Budget Report and First Quarterly Financial Plan Update.

     In addition, the State Funds and All Governmental Funds actual results and estimates contained in this Update reflect the reclassification of the Expendable and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type. This fund reclassification conforms to the new accounting standards as set forth in the Governmental Accounting Standards Board
(GASB) issued Statement 34, which substantially changed the way in which governments are required to report operations in their financial statements.

OVERVIEW

     At mid-year, the State's 2003-04 Financial Plan remains solidly balanced based on the availability of one-time Federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05.

     Revenue actions enacted by the Legislature over the Governor's objection continue to perform as the Executive had anticipated, with no appreciable receipt collections from several newly authorized sources. Moreover, while the potential for improved performance from the financial services sector shows some promise, the level of revenue from tax law changes has not materialized to the extent anticipated by the Legislature at the time of their enactment. At the same time, governmental spending on economically sensitive entitlement programs is running higher than expected as the State's economic recovery remains anemic. Taken together, these factors represent a fiscal challenge for the 2004-05 fiscal year and beyond. As of this Mid-Year Report, the imbalance between anticipated receipts and disbursements for the 2004-05 fiscal year remains at approximately $5 billion to $6 billion.

     As previously reported, a number of steps have been taken to address the State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor is also working with legislative leaders on statutory measures that could be enacted this fall to provide further savings this year and begin to address next year's gap.

     As indicated, the Division of the Budget (DOB) projects the State will end the 2003-04 fiscal year in balance after year-end reserve transactions. These transactions, totaling $730 million, are comprised of $710 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund) and $20 million in the Contingency Reserve Fund. An additional $75 million in resources, resulting primarily from minor timing revisions to the July Financial Plan projections, have been treated as available for use in 2004-05.

     As detailed later in this report, the Mid-Year Update reflects modest net increases in both receipts and spending of $30 million from the July Update. The $30 million net increase in the revenue projections include modest upward revisions to tax receipts estimates. Nonetheless, tax receipt projections for the current fiscal year remain slightly below those contained in the Enacted Budget Report. The $30 million net increase in spending reflects higher spending in welfare and Medicaid due to increasing caseloads, expenditure growth and utilization and growth in the Tuition Assistance Program (TAP) due to higher enrollment. These costs are partially offset by the timing of Federal aid that lowers health care costs and savings resulting from recently enacted "clean-up" legislation. In addition, the report updates the status of certain risks to the Financial Plan projections, including possible reductions in anticipated Federal aid for the school supportive health services program.

     Current revenue and spending estimates for the General Fund, State Funds and All Governmental Funds are summarized in the following table. Detailed information is provided later in this report.

                     2003-04 REVENUE AND SPENDING ESTIMATES
                              (MILLIONS OF DOLLARS)

                                            CHANGE FROM
                          JULY    OCTOBER      JULY        CHANGE FROM
                         UPDATE   UPDATE      UPDATE      ENACTED BUDGET
-------------------------------------------------------------------------
REVENUE:
General Fund             42,337    42,367            30               627
State Funds              62,539    62,647           108               592
All Governmental Funds   97,029    98,322         1,293             2,601
SPENDING:
General Fund             42,422    42,452            30              (285)
State Funds              62,700    62,864           164              (123)
All Governmental Funds   96,918    97,979         1,061             1,605

SUMMARY OF MID-YEAR REVISIONS

     General Fund revenue projections have been revised upward by $30 million from the July Financial Plan Update issued July 30, 2003 (the "July Update") to reflect a modest upward revision in the tax receipts estimate offset by additional costs for the School Tax Relief (STAR) program and a deposit to the Personal Income Tax (PIT) Refund Reserve Account. The spending increase of $30 million is due to higher estimated costs in welfare ($31 million), Medicaid ($100 million), and TAP ($31 million), partially offset by Federal aid which reduces the State share of Medicaid costs ($51 million), other available health care resources ($46 million), implementation of cost containment in recently enacted "clean-up" legislation ($20 million), and projected additional lottery receipts used to finance school aid costs ($15 million).

     State Funds disbursements increased by $164 million from the July Update reflecting General Fund changes described above ($30 million) and increased spending for STAR ($35 million). The reclassification of Expendable Trust and Non-Expendable Trust Funds from the Fiduciary Fund type to the Special Revenue fund type increases both receipts and disbursements ($60 million and $84 million, respectively) from amounts published in the July Update. The balance of the increase in the State Funds receipts of $108 million from the July Update primarily reflects the General Fund changes discussed above ($30 million).

     The increase in All Governmental Funds receipts of $1.29 billion over the July Update primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for costs incurred by the State and New York City associated with the World Trade Center attacks of September 11th ($1.17 billion), as well as the State Funds changes described above ($108 million).

All Governmental Funds disbursements increased by $1.06 billion over the July Update due primarily to FEMA aid that flowed through the State to New York City for costs associated with the World Trade Center attacks ($885 million), and State Funds changes described above ($164 million).

RECAP OF FINANCIAL PLAN REVISIONS SINCE THE ENACTED BUDGET

     Since the Enacted Budget Financial Plan, projected General Fund receipts have been increased by $627 million. This increase is attributable to the receipt of $645 million in one-time Federal revenue sharing payments and the expected flow of $170 million in additional sales tax receipts to the General Fund due to the delay in providing payments to New York City associated with the Local Government Assistance Corporation (LGAC)/Municipal Assistance Corporation
(MAC) transaction. These increases are partially offset by a net reduction in the estimate for General Fund tax and miscellaneous receipts for 2003-04 of $53 million, additional costs for the STAR program of $35 million, an increased deposit into the PIT Refund Reserve Account of $75 million and a decrease in other transfers of $25 million.

     General Fund spending has decreased by $285 million from the Enacted Budget Financial Plan. This decrease is primarily attributable to lower costs resulting from a 15-month increase in the Federal matching rate on Medicaid costs ($422 million), the delayed timing of spending for new legislative "member items" ($100 million), additional resources available to Medicaid ($46 million), lower debt service costs ($42 million) and savings from the cap on mentally disabled payments to counties ($20 million). These reductions in spending are partially offset by: growth above budgeted levels for Medicaid ($200 million), welfare ($71 million) and TAP ($31 million); the delayed implementation of employee health insurance cost containment changes ($26 million); and a modest increase in State operations spending ($17 million).

     The combined benefit of the increased General Fund receipts and lower spending was used to balance the 2003-04 Enacted Budget and help lower the 2004-05 budget gap. The 2004-05 budget gap of roughly $5 billion to $6 billion already reflects these revisions.

     State Funds receipts increased $592 million over the Enacted Budget Financial Plan primarily reflecting the General Fund increase described above ($627 million). The State Funds disbursements decline of $123 million reflects the decline in General Fund spending detailed above ($285 million) offset by increased spending in STAR ($35 million) and the reclassification of Expendable Trust and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type ($84 million).

     The increase in All Governmental Funds receipts of $2.60 billion over the Enacted Budget Financial Plan primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for costs incurred by the State and New York City associated with the World Trade Center attacks of September 11th ($1.17 billion), the State funds changes described above ($592 million), higher projected Federal aid in support of the Medicaid program reflecting the temporary increase in the Federal matching rate ($1.01 billion) and program cost increases ($300 million). All Governmental Funds disbursements increased $1.60 billion over the Enacted Budget primarily due to increases in World Trade Center costs ($885 million) and the Medicaid increases detailed above ($1.31 billion), offset by decreases in all other program areas.

     The majority of the changes since the Enacted Budget Financial Plan were reflected in the July Update, and thus only the incremental changes from the July Update are discussed in further detail later in this report.

RECENT EVENTS

     The Legislature recently passed "clean-up" bills that provide technical corrections and clarification to the budget bills and Article VII language bills enacted in the 2003 regular legislative session. These bills include necessary corrections and clarifications to achieve several savings and revenue initiatives included in the 2003-04 Financial Plan, as well as $20 million in new cost containment savings (described in more detail below). In addition, the bills include a provision that grants loan forgiveness to local governments of roughly $172 million in advance payments associated with the cost of providing mental health services. This action was already reflected in the Financial Plan.

STATUS OF LEGISLATIVE ACTIONS

     DOB continues to value certain revenue measures adopted by the Legislature at significantly lower amounts. The temporary personal income tax increase is valued at $280 million below legislative estimates, and year-to-date results appear consistent with the lower estimate. In addition, more speculative revenue actions taken by the Legislature are expected to have virtually no positive revenue impact in the current fiscal year, again, consistent with results to date. These actions include Video Lottery Terminals (VLTs) permitted to operate at certain racetracks, the collection of excise and sales taxes from non-exempt purchasers on Native American lands, and the denial of business deductions for the use of certain intangible assets.

               DOB ANALYSIS OF 2003-04 LEGISLATIVE REVENUE ACTIONS
                              (MILLIONS OF DOLLARS)

                               LEGISLATIVE VALUE   DOB VALUE
------------------------------------------------------------
Temporary PIT Increases              1,680           1,400
Indian Reservation Taxes               164               0
VLTs                                   150               0
Bonus Depreciation Recapture           146              58
Intangible Holding Companies           115               0
Other Revenue Actions                  140              15

     It should also be noted that the Legislature assumed savings in certain program areas that have not been attainable and which are still not reflected in this Update. These occur primarily in Medicaid and in shelter allowances for welfare recipients.

PROJECTED GENERAL FUND OUTYEAR BUDGET GAPS

     While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. General Fund outyear budget gaps are estimated to be roughly $5 billion to $6 billion in 2004-05 and $8 billion in 2005-06, consistent with the range of gaps initially reported by DOB in the May 1 Analysis of Legislative Budget Changes and in the Enacted Budget Report released later in May.

     The statewide austerity measures limiting discretionary spending, travel, and low priority capital spending will remain in force and all State agencies will continue to operate under a hiring freeze, consistent with existing guidelines. In addition, agencies continue to conduct comprehensive reviews of all existing and new State contracts, fleet management practices, and equipment purchases, as well as management assessments of current agency operations. These reviews will identify opportunities where agencies, through increased administrative flexibility, statutory changes or other means, can achieve greater productivity, improve services, and reduce costs. Savings from these measures, which are not yet reflected in the Financial Plan, should provide a hedge against risk for the remainder of the fiscal year and help reduce the outyear budget gaps.

GENERAL FUND FINANCIAL PLAN

NATIONAL ECONOMY

     Revised data for the second quarter of this year, in conjunction with preliminary data for the third quarter, indicate a stronger national economy for 2003 than projected in the July Update. Indeed, U.S. real gross domestic product is expected to grow almost 6 percent during the third quarter, aided by the issuance of tax cut rebate checks and a long-awaited improvement in business spending. Consequently, the DOB forecast for real growth in U.S. GDP for 2003 has been revised up to 2.8 percent. National economic growth is expected to accelerate to 3.8 percent in 2004.

     The improved outlook for the overall national economy has not yet translated into significant labor market growth. High productivity growth, rising benefit costs, and the trend toward off-shore outsourcing in certain economic sectors has delayed the resumption of hiring by businesses. DOB has reduced its estimate of nonagricultural employment growth for 2003 slightly from the 0.2 percent decline reported in July to a decline of 0.3 percent. Moreover, expected growth for 2004 has been reduced from 0.9 percent to 0.6 percent. The weaker job market, along with slightly lower than expected consumer price inflation, will result in slower wage and personal income growth than reported in the July Update. Wage growth has been revised down from 2.8 percent to 2.1 percent for 2003, partly due to a downward revision to the first quarter of 2003. Overall personal income growth has been revised down as well from 3.5 percent to 3.2 percent. Income growth is expected to accelerate in 2004, but remains well below the historical average.

                            MAJOR ECONOMIC INDICATORS

                                 2002   2003   2004
---------------------------------------------------
Gross Domestic Product (real)    2.4    2.8    3.8
Personal Income                  2.7    3.2    4.7
Non Farm Employment             (0.3)   0.6    1.7
Consumer Price Index             1.6    2.3    1.9

Note: Numbers above are percent change/calendar year. DOB estimates are based on National Income and Product Account data through September 2003.

     DOB's forecast is not without risk. With significant labor market slack and the capacity utilization rate at its lowest level since the early 1980s recession, the business sector has been more reluctant to significantly increase investment spending than is typical at this stage of a recovery. If this trend continues, it could result in even slower job growth than expected. In turn, continued weakness in the labor market could depress consumption spending, further reducing the incentive for businesses to spend. In contrast, if the Federal tax reduction, combined with historically low interest rates, has a greater impact on households than expected, or a weaker dollar produces higher export growth than the current forecast, national economic growth could be stronger than expected.

STATE ECONOMY

     DOB's New York State Index of Coincident Economic Indicators shows that the State economy began to emerge from recession in early 2003. The collapse of dot-com equity prices, and the implosion of the high-tech sector that followed, sent the stock market tumbling and precipitated heavy job losses in the State's manufacturing, trade, and finance industries during the first eight months of 2001. The destruction of the World Trade Center wrought catastrophe for the downstate economy, with the finance and travel and tourism industries being the hardest hit. The December 2001 collapse of Enron, the corporate governance scandals that followed, and finally, the run-up to the war in Iraq, further delayed the recovery in equity prices, leading to further financial sector layoffs, as well as reductions in bonuses. As a result of this barrage of negative events, the State recession extended beyond that of the nation.

     Notwithstanding the upward revision to the national economic forecast, DOB's outlook for the New York economy is little changed from that presented in the July Update. With the State's labor market beginning to recover, DOB has revised its 2003 forecast for total State employment growth marginally upward from a decline of 0.4 percent to a decline of 0.1 percent, on an annual average basis. Private sector job growth has similarly been revised up from a decline of
0.2 percent to a decline of 0.1 percent. Expected employment growth for 2004 has also been revised upward from 0.6 percent to 0.8 percent. Nevertheless, the estimate for the State's unemployment rate, which is often a lagging economic indicator, remains at 6.2 percent for both 2003 and 2004.

     The recovery of the State's financial sector continues. With the S&P 500 up over 13 percent since the end of 2002, recent months have seen an increase in merger and acquisition activity, as well as strong revenues from bond trading activity, although the latter are expected to weaken with the rise in long-term interest rates. The improved outlook for the financial markets is expected to translate into higher bonus growth for the coming bonus season than was projected in July. DOB's 2003 forecast for State wages and salaries is relatively unchanged from July, but has been revised up for 2004 from 4.1 percent to 4.6 percent. Growth in total State personal income, of which wages and salaries are the largest component, has been revised up to 2.7 percent for 2003, due in large part to revised data for proprietors' income, and to 4.4 percent for 2004.

                            MAJOR ECONOMIC INDICATORS

                                 2002   2003    2004
----------------------------------------------------
Personal Income                 (0.2)    2.7    4.4
Nonagricultural Employment      (1.8)   (0.1)   0.8
Unemployment Rate                6.1     6.2    6.2

Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.

     The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

GENERAL FUND RECEIPTS

                          2003-04 GENERAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                      JULY    OCTOBER   CHANGE FROM   ANNUAL
                     UPDATE   UPDATE    JULY UPDATE   CHANGE
------------------------------------------------------------
Total Tax Receipts   28,406    28,402            (4)     425
All Other Receipts   13,931    13,965            34    4,546
TOTAL RECEIPTS       42,337    42,367            30    4,971

     Total General Fund receipts are estimated at $42.37 billion, an increase of $30 million from the July Update, as explained below. The increase of $4.97 billion over the prior year is largely attributable to three factors: the expected receipt of $3.80 billion in tobacco securitization proceeds, $645 million from the Federal revenue sharing grants, and higher receipts resulting from tax and fee increases enacted with the 2003-04 Budget. The tax receipt revisions from the July Update, including transfers, are relatively minor and reflect a modestly more optimistic view of economic trends and financial sector performance balanced against some shortfalls in year-to-date results. Estimates for the impact of legislatively enacted changes remain essentially unchanged. It remains the case that a significant number of the revenue actions taken by the Legislature will generate little or no revenue in fiscal year 2003-04.

PERSONAL INCOME TAX

     Personal income tax receipts for the 2003-04 fiscal year are estimated at $16.28 billion, a decrease of $8 million from the July Update estimate. This decrease is comprised of an additional deposit to the PIT Refund Reserve Account ($75 million) partially offset by higher PIT collections ($67 million). The estimate reflects an increase of $150 million in the non-withholding payments estimate due in part to a change in collection patterns related to tax actions taken with the Enacted Budget. Despite a year-to-date shortfall in withholding results, the estimate is unchanged reflecting better-than-anticipated securities industry profitability and an expected increase in end-of-year bonus payments. Increases are partially offset by a lower assessments estimate ($25 million), increased costs for the STAR program ($35 million) and greater deposits to the Revenue Bond Tax Fund (RBTF) ($23 million). Important risks affecting the personal income tax estimate include the strength of growth in the overall economy, financial sector compensation trends, and collection patterns related to the temporary tax increase enacted earlier this year.

CONSUMPTION AND USE TAXES

     The estimate for user taxes and fees is $7.96 billion, which is $11 million below the July Update. The estimates for sales tax, motor vehicle fees, the alcohol beverage tax, and alcohol beverage control license fees are unchanged from the July Update. The estimate for the cigarette and tobacco tax is $11 million below the July Update estimate, reflecting weaker-than-anticipated cigarette consumption. Overall, consumption and use tax receipts are within $5 million of the estimated cash flow contained in the July Update.

BUSINESS TAXES

     The business tax estimates total $3.44 billion and remain unchanged from the July Update. Business taxes for the first half of the fiscal year were $1.54 billion, which is $43 million below July estimates. This is primarily due to unexpected large refunds in the bank tax and lower-than-expected utility tax payments. Collections are expected to strengthen in the later part of the year as corporate profitability continues to improve.

OTHER TAXES

     Other taxes, comprised of the estate tax, gift tax, real property gains tax, pari-mutuel taxes and other taxes are now expected to total $726 million, a $15 million increase from the July Update. Through the first half of the fiscal year, receipts totaled $398 million, which is $32 million above the cash flow projection in the July Update. The change from the July Update is due to the unexpectedly strong results in the estate tax. The change is based upon the strong year-to-date results, and an upward revision to estimates of household net worth.

MISCELLANEOUS RECEIPTS

     The estimate for miscellaneous receipts is $5.55 billion and remains unchanged from the July Update. Year-to-date collections of miscellaneous receipts are $3.13 billion, which is $2.27 billion higher than last year. The higher receipts are attributable to $2.20 billion in tobacco bond proceeds received in June, offset by lower collections from abandoned property. There is some downside risk in the miscellaneous receipts estimate, stemming from lower-than-expected year-to-date collections from abandoned property, though the majority of revenue from this source is received during the second half of the fiscal year.

FEDERAL GRANTS

     Federal Grants are estimated to total $645 million and remain unchanged from the July Update.

TRANSFERS FROM OTHER FUNDS

     The estimate for transfers from other funds is $7.77 billion, which is $34 million above the July Update. Personal income tax and the real estate transfer tax in excess of debt service requirements are expected to increase by $23 million and $11 million respectively. These changes reflect modest increases in the estimates of the personal income and real estate transfer taxes.

GENERAL FUND DISBURSEMENTS

                       2003-04 GENERAL FUND DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                               JULY    OCTOBER   CHANGE FROM   ANNUAL
                              UPDATE    UPDATE   JULY UPDATE   CHANGE
---------------------------------------------------------------------
Grants to Local Governments   29,584    29,629            45    4,742
All Other                     12,838    12,823           (15)      97
TOTAL DISBURSEMENTS           42,422    42,452            30    4,839

     General Fund spending is estimated at $42.45 billion, an increase of $30 million from the July Update as a result of additional net spending of $45 million for Grants to Local Governments partially offset by the anticipated elimination of a $15 million transfer to the State Lottery Fund.

     Grants to Local Governments disbursements are projected at $29.63 billion, an increase of $45 million from the July Update. This higher local spending consists of increases in welfare ($31 million), TAP ($31 million), and Medicaid ($3 million), partially offset by reduced spending in mental hygiene programs ($20 million).

     Revised welfare caseload and expenditure estimates result in a net $31 million spending increase above the July Update. Federal Temporary Assistance to Needy Families (TANF) originally programmed to offset school aid costs for the Pre-K program and Higher Education Services Corporation (HESC) spending for the TAP program are now needed to fund welfare costs. As a result, school aid and HESC spending increases by $50 million and $70 million respectively, partially offset by a welfare realignment of $89 million after the TANF reprogramming, including $23 million in TANF bonus funds.

     In addition to the loss of $70 million of TANF funds to offset TAP spending from the General Fund, HESC local assistance spending is $31 million above the July Update estimate as a result of larger than projected growth in the number of TAP recipients and average award levels.

     Medicaid spending increased by a net $3 million over the July Update estimate as a result of $100 million in higher costs relating to caseload and utilization ($96 million) and revised cost containment savings ($4 million). This growth is partially offset by an increased State benefit resulting from the 15-month increase in the Federal matching rate used to lower Medicaid costs ($51 million). The gross State benefit of $319 million (for a total State share benefit in 2003-04 of $690 million) is reduced by $268 million to reflect the portion of these savings used to finance programs under the Health Care Reform Act. In addition, there are other available resources to Medicaid to reduce current year costs ($46 million).

     Local assistance spending estimates for the Office of Mental Retardation and Developmental Disabilities were reduced by $20 million from the July Update estimate due to the implementation of a cap on mentally disabled payments to counties pursuant to the recently enacted "clean-up" bills.

     Transfers from the General Fund to other funds are reduced by $15 million for the anticipated elimination of a transfer to the Lottery Fund assumed in the July Update. This transfer is no longer required due to an increase in estimated lottery receipts that sufficiently funds a portion of school aid costs as assumed in the Enacted Budget Financial Plan.

     All other General Fund spending estimates, including State Operations ($7.14 billion), General State Charges ($3.26 billion), Debt Service ($1.54 billion) and Capital Projects ($255 million), remain unchanged from the July Update.

ANNUAL CHANGE IN GENERAL FUND DISBURSEMENTS

     General Fund spending is now projected to total $42.45 billion, an increase of $4.84 billion or 13.0 percent from the prior year. The deferral of $1.90 billion in disbursements from 2002-03 to 2003-04 that was made necessary due to the delay in securing authorization to issue tobacco bonds represents $3.80 billion of the annual growth in General Fund spending. The deferral of $1.9 billion in payments included school aid ($1.31 billion), CUNY Senior Colleges advance ($419 million), Medicaid to New York City relating to the mentally disabled ($82 million), education ($54 million), welfare ($47 million) and several other payments ($186 million).

     The remaining $1.04 billion in projected annual spending growth in the General Fund is primarily attributable to increased spending for Grants to Local Governments of $1.09 billion. This category is the largest area of General Fund spending and represents over 68 percent of total disbursements. All other General Fund spending is estimated to decrease by $51 million and consists of lower spending for State Operations ($610 million), offset by increases in General State Charges ($493 million) and Transfers To Other Funds ($66 million).

     Higher local assistance spending of $1.09 billion or 4.1 percent results from higher welfare spending associated with the loss of non-recurring Federal TANF reserve funds used to offset 2002-03 welfare spending and an increased caseload ($582 million), additional spending for legislative member items ($250 million), growth in Medicaid program costs ($130 million), and various other increases in spending across several local assistance programs.

     State Operations disbursements, which accounts for the second largest area of General Fund spending, are estimated to decline $610 million or 7.9 percent from 2002-03 due to decreased spending for personal service ($677 million) partially offset by modest growth in non-personal service spending ($67 million).

     Decreases in personal service costs are attributable to the continuation of the strict statewide hiring freeze, an aggressive use of a State employees retirement incentive, and the use of alternative funding sources to finance spending. These alternative funding sources for personal service costs are comprised of additional SUNY revenues including a tuition increase ($289 million), increased Federal revenues used to finance a portion of mental hygiene spending ($227 million), and the shift of transportation-related spending for the Department of Motor Vehicles to the Dedicated Highway Fund ($90 million). This lower spending is partially offset by increased non-personal service spending resulting primarily from inflationary increases across all agencies.

     General State Charges annual growth of $493 million or 18.0 percent is mostly due to higher costs associated with pensions ($250 million) and health insurance ($204 million). Increases in pension costs are driven by a required minimum contribution rate of 4.5 percent of 2003-04 annual payroll expenditures (versus 1.0 percent in 2002-03), as well as higher costs produced by retirement incentives. The growth in health insurance spending reflects rising costs of employee and retiree health care, including the escalating costs of prescription drugs.

     Transfers to other funds are projected to grow $66 million or 2.8 percent over the prior year, primarily the result of timing of State subsidy payments to the SUNY hospitals ($107 million), increased General Fund support of capital projects spending for transportation and the environment ($90 million), and underlying growth in debt service costs ($46 million). These increases are partially offset by a decrease in the transfer to the Community Service Provider Assistance Program Fund ($100 million) and in the State's share of Medicaid payments to SUNY hospitals ($48 million).

     Additional information relating to the annual spending changes is included in the 2003-04 Enacted Budget Report published on May 28, 2003.

RESERVES/GENERAL FUND CLOSING BALANCE

     The Mid-Year Update projects a closing balance of $730 million in the General Fund, and is unchanged from the July Update. The closing fund balance is comprised of $710 million in the permanent rainy day fund (Tax Stabilization Reserve Fund) and $20 million in the litigation reserve (Contingency Reserve
Fund).

CERTAIN RISKS(1)

     The Mid-Year Financial Plan does not assume costs that could materialize as a result of adverse rulings in pending litigation, increased school aid funding related to recent court rulings, future collective bargaining agreements with State employee unions, Federal disallowances or other Federal actions that could produce adverse effects on the State's projections of receipts and disbursements. These risks are explained in further detail below.

     The State is a defendant in several ongoing legal proceedings that could result in costs to the State Financial Plan. The most significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, and the recent State Court of Appeals ruling that the State's financing system for New York City public schools was unconstitutional requiring the State to submit its remedy to the Court by July 30, 2004. In addition, in JIGGETTS VS. DOWLING, the State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families effective November 1, 2003. The court has also directed the parties to return on March 30, 2004 for further proceedings.

     The State and several State employee unions are negotiating new collective bargaining agreements. The recently expired four-year agreement included a $500 non-recurring lump sum payment and salary increases of 1.5 percent in 1999-00,
3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03. Each one percent salary increase costs roughly $80 million in the General Fund.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances.

     In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall in the General Fund.

     New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including the New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

----------
(1) For a discussion of other risks, please see "Special Considerations" and "Litigation" in this Update.

GOVERNMENTAL FUNDS FINANCIAL PLANS

     The State Funds and All Governmental Funds sections below provide a brief description of the annual change in receipts and disbursements. For a more detailed discussion of these changes, refer to the Enacted Budget Financial Plan.

     GASB issued Statement 34 (GASB 34), which substantially changed the way in which governments are required to report their operations in their financial statements. In accordance with GASB 34, the Expendable and Non-Expendable Trust Funds have been reclassified from the Fiduciary fund type to the Special Revenue fund type. These fund reclassifications conform to the new accounting standards and are counted in the State Funds and All Governmental Funds actual results and estimates contained in this Update.

STATE FUNDS

     State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not typically included as part of State Funds; however, one-time Federal grants received in the General Fund have been included for 2003-04.

                           2003-04 STATE FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                          JULY    OCTOBER   CHANGE FROM   ANNUAL
                         UPDATE    UPDATE   JULY UPDATE   CHANGE
----------------------------------------------------------------
Taxes                    42,534    42,577            43    1,901
Miscellaneous Receipts   19,360    19,424            64    5,421
Federal Grants              645       646             1      646
TOTAL RECEIPTS           62,539    62,647           108    7,968

     The increase in State Funds receipts of $108 million over the July Update is primarily attributable to General Fund changes including projected increases in tax collections ($43 million). The remaining State Funds receipts change reflects the reclassification of Expendable and Non-Expendable Trust Funds to the Special Revenue Funds pursuant to GASB 34 as discussed above ($60 million).

     State Funds receipts are projected to total $62.65 billion in 2003-04, an increase of $7.97 billion or 14.6 percent from 2002-03. Tax receipts in State Funds are projected to total $42.58 billion, an increase of $1.90 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million) as well as other modest tax reestimates. Miscellaneous receipts in State Funds are projected to total $19.42 billion, an increase of $5.42 billion over 2002-03. The growth in miscellaneous receipts primarily reflects receipts from the issuance of tobacco bonds ($3.8 billion), receipt of bond proceeds in support of capital spending ($1.29 billion) and growth in SUNY revenues attributable to a tuition increase ($280 million). Federal grants are projected to total $646 million and reflect one-time Federal revenue sharing payments.

                        2003-04 STATE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

 JULY    OCTOBER   CHANGE FROM   ANNUAL
UPDATE   UPDATE    JULY UPDATE   CHANGE
---------------------------------------
62,700   62,864            164    7,111

     State Funds disbursements increased by $164 million from the July Update. Spending growth is due mostly to General Fund changes, including welfare caseload increases ($31 million) and higher than expected enrollment in the current academic year for TAP ($31 million). The remaining change reflects increased spending in STAR for higher than anticipated school tax increases ($35 million) and fund reclassifications made pursuant to GASB 34 as discussed above ($84 million).

     State Funds disbursements are projected at $62.86 billion in 2003-04, an increase of $7.11 billion or 12.8 percent from 2002-03. The deferral of payments made necessary due to the delay in securing authorization to issue tobacco bonds accounts for $3.8 billion of the $7.11 billion increase.

     Spending growth in welfare and HESC ($582 million and $210 million, respectively) results primarily from the loss of non-recurring Federal TANF reserve funds that had previously helped offset 2002-03 General Fund spending.

     Other State Funds spending growth includes increases in: General State Charges ($543 million) primarily due to higher pension and health insurance costs; Medicaid ($249 million) reflecting growth in program costs; and debt service ($349 million), reflecting planned growth in costs and additional bonding enacted by the Legislature.

     The remaining annual growth includes: legislative member items ($250 million), public health ($195 million), SUNY ($183 million), STAR ($171 million), transportation ($136 million), environmental conservation ($117 million) and children and family services ($105 million).

ALL GOVERNMENTAL FUNDS

     All Governmental Funds includes activity in the four governmental fund types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State Funds with Federal grants across these fund types.

                     2003-04 ALL GOVERNMENTAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                          JULY    OCTOBER   CHANGE FROM   ANNUAL
                         UPDATE    UPDATE   JULY UPDATE   CHANGE
----------------------------------------------------------------
Taxes                    42,534    42,577            43    1,901
Miscellaneous Receipts   19,582    19,555           (27)   5,413
Federal Grants           34,913    36,190         1,277    2,934
TOTAL RECEIPTS           97,029    98,322         1,293   10,248

     The increase in All Governmental Funds receipts of $1.29 billion over the July Update primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for World Trade Center costs ($1.17 billion), and the State Funds changes described above ($108 million).

     All Governmental Funds receipts are projected to be $98.32 billion in 2003-04, an increase of $10.25 billion or 11.6 percent from 2002-03. The growth in receipts is comprised of the State Funds increase of $7.97 billion discussed above, and additional growth of $2.29 billion in Federal grants. The annual increase in Federal grants primarily reflects the receipt of FEMA aid as described above ($1.13 billion) and higher projected Federal aid in support of the Medicaid program reflecting the temporary increase in the Federal matching rate ($1.01 billion) and program cost increases ($300 million).

                  2003-04 ALL GOVERNMENTAL FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

 JULY    OCTOBER   CHANGE FROM   ANNUAL
UPDATE   UPDATE    JULY UPDATE   CHANGE
---------------------------------------
96,918   97,979          1,061    8,923

     All Governmental Funds disbursements increased by $1.06 billion over the July Update due to FEMA aid that flowed through the State to New York City for costs incurred associated with the World Trade Center attacks ($885 million), and the State funds changes described above ($164 million).

     All Governmental Funds spending is projected to total $97.98 billion in 2003-04, an annual increase of $8.92 billion or 10 percent from 2002-03. All Governmental Funds Medicaid spending growth of $2.51 billion primarily reflects underlying spending growth ($1.40 billion), the temporary increase in the Federal matching rate ($1.01 billion), and increased aid for disproportionate share payments to public hospitals ($394 million), as well as the State Funds changes described above ($249 million).

     Also included in the annual increase is higher spending for public health ($475 million), largely related to the Child Health Plus program ($319 million), and welfare ($225 million), which reflects the State Funds increase described above ($582 million) partially offset by decreased Federal spending primarily due to the loss of one-time TANF aid that was used to support 2002-03 spending.

     All Governmental Funds spending growth largely attributable to State Funds spending includes growth for fringe benefits ($525 million), debt service ($349 million), legislative member items ($250 million), SUNY ($160 million), and STAR ($171 million).

MID-YEAR CASH-BASIS RESULTS

GENERAL FUND

                    CUMULATIVE GENERAL FUND CASH FLOW RESULTS
                    APRIL 1, 2003 THROUGH SEPTEMBER 30, 2003
                              (MILLIONS OF DOLLARS)

                                              FAVORABLE
                                            (UNFAVORABLE)
                      JULY PLAN   ACTUALS     VARIANCE
---------------------------------------------------------
Total Receipts           21,764    21,649            (115)
Total Disbursements      20,316    19,905             411
Cash Balance              2,263     2,559             296

     The General Fund ended the second quarter with a balance of $2.56 billion, $296 million higher than the estimate in the July Update to the Financial Plan. The variance primarily reflects timing delays in projected spending of $411 million partially offset by lower receipts of $115 million.

     Total General Fund receipts, including transfers from other funds, were $21.65 billion in the first six-months. On a net basis, receipts were $115 million lower than the July Update cash flow projections. This variance is primarily attributable to the delay in a transfer from the Dedicated Highway Fund ($118 million), lower sales and business taxes ($46 million) and lower gross personal income tax receipts ($21 million), which are partially offset by higher miscellaneous receipts ($29 million) and other taxes ($32 million).

     General Fund disbursements, including transfers to other funds, totaled $19.91 billion through the second quarter, and were $411 million lower than the estimate of disbursements in the July Update. This lower spending consists of slower than anticipated 2002-03 school year aid payments primarily for categorical aid programs to school districts ($178 million), timing delays in capital projects in the economic development, environment, education and general government areas ($113 million), and a delay in the receipt of Federal Medicaid disproportionate share monies which are then transferred to SUNY hospitals ($92 million). Almost all of these timing variances are expected to be paid by the end of December and should have no impact on year-end projections, with the exception of the pending Federal approval of the Medicaid State Plan Amendment to make additional intergovernmental transfers and disproportionate share (IGT/DSH) payments to public hospitals as discussed earlier in this document which could result in higher costs.

STATE FUNDS

     Total State Funds receipts were $30.15 billion in the first six months of 2003-04 comprised of $20.48 billion in taxes and $9.67 billion in other receipts. State Funds tax receipts are projected to total $42.58 billion at year-end and all other receipts are projected to total $20.07 billion. State Funds receipts through September represent 48 percent of total year-end projections which is consistent with financial plan assumptions that closely mirror State Funds disbursements.

     State Funds disbursements totaled $28.42 billion through the second quarter against projected year-end total disbursements of $62.86 billion. Disbursements through September from State Funds amount to 45 percent of total projected disbursements consistent with underlying cash flow assumptions which plan for the disbursement of substantially all of the STAR local tax relief payments, significant school aid payments and Medicaid payments supported by HCRA monies in the second half of the fiscal year.

ALL GOVERNMENTAL FUNDS

     All Governmental Funds receipts totaled $48.81 billion in the first six months of 2003-04 comprised of $20.48 billion in taxes, $9.44 billion in miscellaneous receipts and $18.89 billion in Federal grants. All Governmental Funds receipts are projected to total $98.32 billion at year-end: $42.58 billion in taxes, $19.56 billion in miscellaneous receipts, and $36.19 billion in Federal grants.

     Total All Governmental Funds disbursements were $46.23 billion through September against projected year-end total disbursements of $97.98 billion. All Governmental Funds receipts and disbursements through September are consistent with cash flow assumptions made in development of the Financial Plan projections and represent 49 percent and 47 percent of total year-end estimates, respectively.

GENERAL FUND CASH FLOW PROJECTIONS

     Actual month-end cash balances through September ranged from a low of $1.33 billion in August to a high of $2.79 billion in April. Total receipts through September included $2.20 billion in tobacco proceeds and $323 million in Federal revenue sharing received in June, which allowed for the repayment of all pending March 2003 payment delays totaling $1.9 billion.

     The General Fund closing balance on September 30, 2003 was $2.56 billion. General Fund intra-month daily balances can be supplemented with positive balances in other governmental funds as permitted by legislation included in the 2003-04 Enacted Budget that allows the State Comptroller to temporarily access balances in other funds to support the General Fund within a month. This process was utilized in September, as planned, to ensure intra-month payments continued in a timely manner.

     While the receipt of tobacco securitization proceeds and additional Federal aid has alleviated the tight monthly cash flow position experienced in the first six months of the 2003-04 State Fiscal Year, DOB continues to review cash balances on a daily basis and expects that cash flow in the early part of 2004-05 will have to be carefully monitored.

     The 2003-04 General Fund cash flow is projected to end the third quarter with a balance of $2.54 billion, an increase of $1.07 billion over the prior fiscal year.

DEBT REFORM ACT

     The Debt Reform Act of 2000 imposed phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000 (excluding certain refunding bonds). Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.

     For the 2002-03 fiscal year, the debt outstanding and debt service caps are
1.65 percent each. As shown in the tables below, actual levels of debt outstanding and debt service costs continue to remain well below the limits imposed by the Act.

                              DEBT OUTSTANDING CAP
                                 ($ IN MILLIONS)

New Debt Outstanding                             $    8,295
Personal Income (CY 2002)                        $  684,070
Debt Outstanding (% of PI)                             1.21%
Cap Imposed by Debt Reform Act                         1.65%

                                DEBT SERVICE CAP
                                 ($ IN MILLIONS)

New Debt Service                                 $     470
Governmental Funds Receipts                      $  90,174
Debt Service (% of Govn't Fund Receipts)              0.52%
Cap Imposed by Debt Reform Act                        1.65%

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                       JULY         CHANGE       OCTOBER
                                                    ----------    ----------    ----------
OPENING FUND BALANCE                                       815             0           815
                                                    ==========    ==========    ==========
RECEIPTS:
Taxes:
Personal income tax                                     16,284            (8)       16,276
User taxes and fees                                      7,975           (11)        7,964
Business taxes                                           3,436             0         3,436
Other taxes                                                711            15           726
Miscellaneous receipts                                   5,547             0         5,547
Federal grants                                             645             0           645
Transfers from other funds:
PIT in excess of Revenue Bond debt service               5,150            23         5,173
Sales tax in excess of LGAC debt service                 1,960             0         1,960
Real estate taxes in excess of CW/CA debt service          199            11           210
All other                                                  430             0           430
                                                    ----------    ----------    ----------
TOTAL RECEIPTS                                          42,337            30        42,367
                                                    ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                             29,584            45        29,629
State operations                                         7,142             0         7,142
General State charges                                    3,258             0         3,258
Transfers to other funds:
Debt service                                             1,541             0         1,541
Capital projects                                           255             0           255
State university                                           145             0           145
Other purposes                                             497           (15)          482
                                                    ----------    ----------    ----------
TOTAL DISBURSEMENTS                                     42,422            30        42,452
                                                    ==========    ==========    ==========
CHANGE IN FUND BALANCE                                     (85)            0           (85)
                                                    ==========    ==========    ==========
CLOSING FUND BALANCE                                       730             0           730
                                                    ==========    ==========    ==========
Tax Stabilization Reserve Fund                             710             0           710
Contingency Reserve Fund                                    20             0            20

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                     ENACTED        CHANGE       OCTOBER
                                                    ----------    ----------    ----------
OPENING FUND BALANCE                                       815             0           815
                                                    ==========    ==========    ==========
RECEIPTS:
Taxes:
Personal income tax                                     16,285            (9)       16,276
User taxes and fees                                      8,007           (43)        7,964
Business taxes                                           3,498           (62)        3,436
Other taxes                                                771           (45)          726
Miscellaneous receipts                                   5,569           (22)        5,547
Federal grants                                               0           645           645
Transfers from other funds:
PIT in excess of Revenue Bond debt service               5,125            48         5,173
Sales tax in excess of LGAC debt service                 1,853           107         1,960
Real estate taxes in excess of CW/CA debt service          202             8           210
All other                                                  430             0           430
                                                    ----------    ----------    ----------
TOTAL RECEIPTS                                          41,740           627        42,367
                                                    ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                             29,835          (206)       29,629
State operations                                         7,205           (63)        7,142
General State charges                                    3,232            26         3,258
Transfers to other funds:
Debt service                                             1,583           (42)        1,541
Capital projects                                           255             0           255
State university                                           145             0           145
Other purposes                                             482             0           482
                                                    ----------    ----------    ----------
TOTAL DISBURSEMENTS                                     42,737          (285)       42,452
                                                    ==========    ==========    ==========
FISCAL MANAGEMENT PLAN/FEDERAL AID                         912          (912)            0
                                                    ==========    ==========    ==========
CHANGE IN FUND BALANCE                                     (85)            0           (85)
                                                    ==========    ==========    ==========
CLOSING FUND BALANCE                                       730             0           730
                                                    ==========    ==========    ==========
Tax Stabilization Reserve Fund                             710             0           710
Contingency Reserve Fund                                    20             0            20

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                    2002-2003     2003-2004       ANNUAL
                                                      ACTUAL       OCTOBER        CHANGE
                                                    ----------    ----------    ----------
OPENING FUND BALANCE                                     1,032           815          (217)
                                                    ==========    ==========    ==========
RECEIPTS:
Taxes:
Personal income tax                                     16,791        16,276          (515)
User taxes and fees                                      7,063         7,964           901
Business taxes                                           3,380         3,436            56
Other taxes                                                743           726           (17)
Miscellaneous receipts                                   2,091         5,547         3,456
Federal grants                                               0           645           645
Transfers from other funds:
PIT in excess of Revenue Bond debt service               4,215         5,173           958
Sales tax in excess of LGAC debt service                 1,919         1,960            41
Real estate taxes in excess of CW/CA debt service          263           210           (53)
All other                                                  931           430          (501)
                                                    ----------    ----------    ----------
TOTAL RECEIPTS                                          37,396        42,367         4,971
                                                    ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                             24,887        29,629         4,742
State operations                                         7,678         7,142          (536)
General State charges                                    2,699         3,258           559
Transfers to other funds:
Debt service                                             1,496         1,541            45
Capital projects                                           166           255            89
State university                                            26           145           119
Other purposes                                             661           482          (179)
                                                    ----------    ----------    ----------
TOTAL DISBURSEMENTS                                     37,613        42,452         4,839
                                                    ==========    ==========    ==========
CHANGE IN FUND BALANCE                                    (217)          (85)          132
                                                    ==========    ==========    ==========
CLOSING FUND BALANCE                                       815           730           (85)
                                                    ==========    ==========    ==========
Tax Stabilization Reserve Fund                             710           710             0
Contingency Reserve Fund                                    20            20             0
Community Projects Fund                                     85             0           (85)

NOTE: ACTUALS REFLECT THE AMOUNTS PUBLISHED IN THE COMPTROLLER'S CASH BASIS REPORT RELEASED ON JULY 29, 2003.

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                    2002-2003     2003-2004       ANNUAL
                                                      ACTUAL       OCTOBER        CHANGE
                                                    ----------    ----------    ----------
PERSONAL INCOME TAX                                     16,791        16,276          (515)
                                                    ----------    ----------    ----------
USER TAXES AND FEES:                                     7,063         7,964           901
                                                    ----------    ----------    ----------
Sales and use tax                                        6,328         7,250           922
Cigarette and tobacco taxes                                446           415           (31)
Motor vehicle fees                                          67            75             8
Alcoholic beverages taxes                                  180           182             2
Alcoholic beverage control license fees                     42            42             0
BUSINESS TAXES:                                          3,380         3,436            56
                                                    ----------    ----------    ----------
Corporation franchise tax                                1,407         1,388           (19)
Corporation and utilities tax                              860           755          (105)
Insurance taxes                                            704           868           164
Bank tax                                                   409           425            16
OTHER TAXES:                                               743           726           (17)
                                                    ----------    ----------    ----------
Estate tax                                                 701           692            (9)
Gift tax                                                     7             0            (7)
Real property gains tax                                      5             2            (3)
Pari-mutuel taxes                                           29            32             3
Other taxes                                                  1             0            (1)
TOTAL TAXES                                             27,977        28,402           425
                                                    ----------    ----------    ----------
MISCELLANEOUS RECEIPTS                                   2,091         5,547         3,456
                                                    ----------    ----------    ----------
FEDERAL GRANTS                                               0           645           645
                                                    ----------    ----------    ----------
TOTAL RECEIPTS                                          30,068        34,594         4,526
                                                    ==========    ==========    ==========

                                  GENERAL FUND
                         PERSONAL INCOME TAX COMPONENTS
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                    2002-2003       2003-2004         ANNUAL
                                                      ACTUAL         OCTOBER          CHANGE
                                                    ----------      ----------      ----------
Withholdings                                            19,959          22,085           2,126
Estimated Payments                                       4,855           5,035             180
Final Payments                                           1,334           1,240             (94)
Delinquencies                                              796             595            (201)
                                                    ----------      ----------      ----------
GROSS COLLECTIONS                                       26,944          28,955           2,011

State/City Offset                                         (288)           (300)            (12)
Refund Reserve                                           1,050              84            (966)
Refunds                                                 (4,008)(1)      (4,230)(2)        (222)
                                                    ----------      ----------      ----------
REPORTED TAX COLLECTIONS                                23,698          24,509             811

STAR                                                    (2,664)         (2,835)           (171)
RBTF                                                    (4,243)         (5,398)         (1,155)
                                                    ----------      ----------      ----------
GENERAL FUND                                            16,791          16,276            (515)
                                                    ==========      ==========      ==========

     Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

NOTE 1: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2001 LIABILITY AND PAYMENT OF $960 MILLION OF CALENDAR YEAR 2002 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2002-03 FISCAL YEAR AND A BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $627 MILLION.

NOTE 2: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2002 LIABILITY AND THE PROJECTED PAYMENT OF $960 MILLION OF CALENDAR YEAR 2003 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2003-04 FISCAL YEAR AND A PROJECTED BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $543 MILLION.

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                          SPECIAL       CAPITAL        DEBT
                                             GENERAL      REVENUE       PROJECTS      SERVICE        (MEMO)
                                              FUND         FUNDS         FUNDS         FUNDS         TOTAL
                                           ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                              815           947          (560)          158         1,360
                                           ==========    ==========    ==========    ==========    ==========
RECEIPTS:
Taxes                                          28,402         4,462         1,750         7,963        42,577
Miscellaneous receipts                          5,547         9,943         3,232           702        19,424
Federal grants                                    645             1             0             0           646
                                           ----------    ----------    ----------    ----------    ----------
TOTAL RECEIPTS                                 34,594        14,406         4,982         8,665        62,647
                                           ==========    ==========    ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                    29,629        10,237         1,095             0        40,961
State operations                                7,142         4,630             0             8        11,780
General State charges                           3,258           410             0             0         3,668
Debt service                                        0             0             0         3,387         3,387
Capital projects                                    0             6         3,062             0         3,068
                                           ----------    ----------    ----------    ----------    ----------
TOTAL DISBURSEMENTS                            40,029        15,283         4,157         3,395        62,864
                                           ==========    ==========    ==========    ==========    ==========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                      7,773           820           280         4,882        13,755
Transfers to other funds                       (2,423)         (229)         (947)      (10,149)      (13,748)
Bond and note proceeds                              0             0           248             0           248
                                           ----------    ----------    ----------    ----------    ----------
NET OTHER FINANCING SOURCES (USES)              5,350           591          (419)       (5,267)          255
                                           ==========    ==========    ==========    ==========    ==========
CHANGE IN FUND BALANCE                            (85)         (286)          406             3            38
                                           ==========    ==========    ==========    ==========    ==========
CLOSING FUND BALANCE                              730           661          (154)          161         1,398
                                           ==========    ==========    ==========    ==========    ==========

THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                          SPECIAL       CAPITAL        DEBT
                                             GENERAL      REVENUE       PROJECTS      SERVICE        (MEMO)
                                              FUND         FUNDS         FUNDS         FUNDS         TOTAL
                                           ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                              815         1,039          (791)          158         1,221
                                           ==========    ==========    ==========    ==========    ==========
RECEIPTS:
Taxes                                          28,402         4,462         1,750         7,963        42,577
Miscellaneous receipts                          5,547        10,074         3,232           702        19,555
Federal grants                                    645        33,907         1,638             0        36,190
                                           ----------    ----------    ----------    ----------    ----------
TOTAL RECEIPTS                                 34,594        48,443         6,620         8,665        98,322
                                           ==========    ==========    ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                    29,629        40,388         1,312             0        71,329
State operations                                7,142         7,922             0             8        15,072
General State charges                           3,258           576             0             0         3,834
Debt service                                        0             0             0         3,387         3,387
Capital projects                                    0             6         4,351             0         4,357
                                           ----------    ----------    ----------    ----------    ----------
TOTAL DISBURSEMENTS                            40,029        48,892         5,663         3,395        97,979
                                           ==========    ==========    ==========    ==========    ==========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                      7,773         3,302           280         4,882        16,237
Transfers to other funds                       (2,423)       (2,671)       (1,079)      (10,149)      (16,322)
Bond and note proceeds                              0             0           248             0           248
                                           ----------    ----------    ----------    ----------    ----------
NET OTHER FINANCING SOURCES (USES)              5,350           631          (551)       (5,267)          163
                                           ==========    ==========    ==========    ==========    ==========
CHANGE IN FUND BALANCE                            (85)          182           406             3           506
                                           ==========    ==========    ==========    ==========    ==========
CLOSING FUND BALANCE                              730         1,221          (385)          161         1,727
                                           ==========    ==========    ==========    ==========    ==========

THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                    2002-2003     2003-2004       ANNUAL
                                                      ACTUAL       OCTOBER        CHANGE
                                                    ----------    ----------    ----------
PERSONAL INCOME TAX                                     23,698        24,509           811
                                                    ----------    ----------    ----------
USER TAXES AND FEES                                     10,804        11,906         1,102
                                                    ----------    ----------    ----------
Sales and use taxes                                      8,796         9,914         1,118
Cigarette and tobacco taxes                                446           415           (31)
Motor fuel tax                                             544           515           (29)
Motor vehicle fees                                         612           651            39
Highway use tax                                            147           149             2
Alcoholic beverage taxes                                   180           182             2
Alcoholic beverage control license fees                     42            42             0
Auto rental tax                                             37            38             1
BUSINESS TAXES                                           4,983         5,021            38
                                                    ----------    ----------    ----------
Corporation franchise tax                                1,612         1,577           (35)
Corporation and utilities taxes                          1,091           964          (127)
Insurance taxes                                            776           972           196
Bank tax                                                   481           497            16
Petroleum business taxes                                 1,023         1,011           (12)
OTHER TAXES                                              1,191         1,141           (50)
                                                    ----------    ----------    ----------
Estate tax                                                 701           691           (10)
Gift tax                                                     7             0            (7)
Real property gains tax                                      5             2            (3)
Real estate transfer tax                                   448           415           (33)
Pari-mutuel taxes                                           29            32             3
Other taxes                                                  1             1             0
TOTAL TAXES                                             40,676        42,577         1,901
                                                    ----------    ----------    ----------
MISCELLANEOUS RECEIPTS                                  14,148        19,555         5,407
                                                    ----------    ----------    ----------
FEDERAL GRANTS                                          33,250        36,190         2,940
                                                    ----------    ----------    ----------
TOTAL RECEIPTS                                          88,074        98,322        10,248
                                                    ==========    ==========    ==========

                               CASH FINANCIAL PLAN
                              SPECIAL REVENUE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                      STATE        FEDERAL        TOTAL
                                                    ----------    ----------    ----------
OPENING FUND BALANCE                                       947            92         1,039
                                                    ==========    ==========    ==========
RECEIPTS:
Taxes                                                    4,462             0         4,462
Miscellaneous receipts                                   9,943           131        10,074
Federal grants                                               1        33,906        33,907
                                                    ----------    ----------    ----------
TOTAL RECEIPTS                                          14,406        34,037        48,443
                                                    ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                             10,237        30,151        40,388
State operations                                         4,630         3,292         7,922
General State charges                                      410           166           576
Debt service                                                 0             0             0
Capital projects                                             6             0             6
                                                    ----------    ----------    ----------
TOTAL DISBURSEMENTS                                     15,283        33,609        48,892
                                                    ==========    ==========    ==========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                 820         2,482         3,302
Transfers to other funds                                  (229)       (2,442)       (2,671)
Bond and note proceeds                                       0             0             0
                                                    ----------    ----------    ----------
NET OTHER FINANCING SOURCES (USES)                         591            40           631
                                                    ==========    ==========    ==========
CHANGE IN FUND BALANCE                                    (286)          468           182
                                                    ==========    ==========    ==========
CLOSING FUND BALANCE                                       661           560         1,221
                                                    ==========    ==========    ==========

THE STATE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             CAPITAL PROJECTS FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                      STATE        FEDERAL        TOTAL
                                                    ----------    ----------    ----------
OPENING FUND BALANCE                                      (560)         (231)         (791)
                                                    ==========    ==========    ==========
RECEIPTS:
Taxes                                                    1,750             0         1,750
Miscellaneous receipts                                   3,232             0         3,232
Federal grants                                               0         1,638         1,638
                                                    ----------    ----------    ----------
TOTAL RECEIPTS                                           4,982         1,638         6,620
                                                    ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                              1,095           217         1,312
State operations                                             0             0             0
General State charges                                        0             0             0
Debt service                                                 0             0             0
Capital projects                                         3,062         1,289         4,351
                                                    ----------    ----------    ----------
TOTAL DISBURSEMENTS                                      4,157         1,506         5,663
                                                    ==========    ==========    ==========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                 280             0           280
Transfers to other funds                                  (947)         (132)       (1,079)
Bond and note proceeds                                     248             0           248
                                                    ----------    ----------    ----------
NET OTHER FINANCING SOURCES (USES)                        (419)         (132)         (551)
                                                    ==========    ==========    ==========
CHANGE IN FUND BALANCE                                     406             0           406
                                                    ==========    ==========    ==========
CLOSING FUND BALANCE                                      (154)         (231)         (385)
                                                    ==========    ==========    ==========

                                    CASHFLOW
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                            APRIL       MAY        JUNE       JULY      AUGUST    SEPTEMBER  OCTOBER    NOVEMBER   DECEMBER
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
OPENING FUND BALANCE            815      2,786      2,151      1,989      1,466      1,331      2,559      3,245      2,825
                           ========   ========   ========   ========   ========   ========   ========   ========   ========
RECEIPTS:
Taxes
Personal income tax           2,811        244      1,545      1,214      1,126      1,791      1,345      1,034        233
Sales tax                       450        461        692        547        557        813        567        574        815
User taxes and fees             103         74         40         73         52         65         49         50         55
Business taxes                   56       (133)       728         58         42        787         41          1        809
Other taxes                      49         93         33         60         67         96         48         52         55
Tobacco bond proceeds             0          0      2,202          0          0          0          0          0      1,598
Federal Grants                    0          0        323          0          0          0        323          0          0
Miscellaneous receipts           70         55        116         94         81        187        137        290        102
Transfers from other
funds                           898        297        770        585        561        816        628        460        359
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL RECEIPTS                4,437      1,091      6,449      2,631      2,486      4,555      3,138      2,461      4,026
                           ========   ========   ========   ========   ========   ========   ========   ========   ========
Disbursements:
Grants to local
governments                   1,462        604      5,426      1,834      1,723      1,703      1,557      1,871      2,973
State operations                743        799        648        845        606        634        504        656        728
General State charges            32        268        246        359        246        636        275        171        217
Transfers to other funds        229         55        291        116         46        354        116        183        397
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL DISBURSEMENTS           2,466      1,726      6,611      3,154      2,621      3,327      2,452      2,881      4,315
                           ========   ========   ========   ========   ========   ========   ========   ========   ========
CHANGE IN FUND BALANCE        1,971       (635)      (162)      (523)      (135)     1,228        686       (420)      (289)
                           ========   ========   ========   ========   ========   ========   ========   ========   ========
CLOSING FUND BALANCE          2,786      2,151      1,989      1,466      1,331      2,559      3,245      2,825      2,536
                           ========   ========   ========   ========   ========   ========   ========   ========   ========

NOTE: REFLECTS ACTUALS THROUGH SEPTEMBER PUBLISHED IN THE COMPTROLLER'S MONTHLY REPORT ON STATE FUNDS CASH BASIS OF ACCOUNTING FOR SEPTEMBER 2003 AND DOB PROJECTIONS FOR OCTOBER THROUGH DECEMBER.

GAAP-BASIS FINANCIAL PLANS

(Reprinted from August 7, 2003 Update to the AIS)

     DOB also prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2002-03 and the projections for 2003-04 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State Fiscal Year, and reflect the impact of GASB 34. GASB 34 has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year.

     Based on the new GASB 34 presentation, the State has a net positive asset condition of $44.9 billion, a decrease of $5.5 billion from the prior year. In the General Fund, the State ended the 2002-03 fiscal year with an operating deficit of $4.22 billion. The operating result is primarily attributable to the use of $1.3 billion in cash reserves to balance the 2002-03 budget, a $1.0 billion decline in revenues as a result of the weak economy and lingering effects of the World Trade Center disaster, and the deferral of $1.9 billion in cash basis spending from 2002-03 until 2003-04. As a result of the operating deficit, the 2001-02 accumulated surplus (as restated) of $901 million has declined to a $3.32 billion accumulated deficit.

     The General Fund is anticipated to end the 2003-04 fiscal year with an operating surplus of $968 million on a GAAP-basis which is primarily attributable to the receipt of the tobacco bond proceeds originally anticipated in 2002-03 but received in 2003-04, partially offset by the use of cash reserves and other non-recurring actions in 2003-04. As a result, the accumulated deficit is projected to improve to $2.25 billion by the end of the 2003-04 fiscal year.

CAPITAL PROGRAM AND FINANCING PLAN UPDATE

(Reprinted from August 7, 2003 Update to the AIS)

     Section 22-c of the State Finance Law requires the Governor to update the five-year Capital Program and Financing Plan (the Plan) submitted with the Executive Budget by the later of July 30 or 90 days after the enactment of the State Budget. The updated 2003-04 through 2007-08 Capital Program and Financing Plan was released with the First Quarterly Update and can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us.

     Total capital spending is projected to be $26.2 billion across the five years of the Plan, an average of $5.2 billion annually. Transportation continues to be largest area of spending, which is projected at $15.3 billion over the five-year Plan. Spending for the environment ($4 billion), education ($2.2 billion), mental hygiene ($1.5 billion), public protection ($1.3 billion), and economic development, housing and other programs ($1.9 billion) constitutes the remainder of the five-year Plan.

     For 2003-04 through 2007-08, the Plan projects issuances of: $872 million in general obligation bonds; $5.3 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $955 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $276 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $7.9 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security, and State facilities. The projections of State borrowings for the 2003-04 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The Debt Reform Act of 2000 has improved the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs, limiting the use of debt to capital works and purposes only, and establishing a maximum term of 30 years on such debt. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000.

     The most recent annual debt reform calculations show that the State was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 0.67 percent of personal income and debt service on such debt at
0.36 percent of total governmental receipts as compared to the caps of 1.25 percent each. The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2003, there was approximately $1.9 billion in debt instruments resulting in a variable rate exposure. In addition, three authorized issuers entered into a total notional amount of $2.2 billion in interest rate exchange agreements, with a mark-to-market value of about $42 million. Both amounts are less than the authorized totals of 15 percent of total outstanding State-supported debt (about $5.8 billion each).

SPECIAL CONSIDERATIONS

     The Financial Plan is necessarily based upon on forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are ongoing. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

     DOB continues to forecast that the State's cash flow position will experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the LGAC statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities -- Local Government Assistance Corporation" in the AIS.

     On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. For an update on the status of this litigation, see the section entitled "Litigation" in this Update.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances.

     In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall, potentially creating a need for additional State support in the short-term.

     New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

     The current State Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. As a result, there can be no assurance that the State's budget projections for 2003-04 will not differ materially and adversely from the projections set forth at this time.

                                     PART II

     PART II OF THIS UPDATE CONTAINS REPRINTED INFORMATION ON GAAP-BASIS RESULTS FOR FISCAL YEAR 2002-03 THAT APPEARED IN THE AUGUST 7, 2003 UPDATE TO THE AIS. IT ALSO CONTAINS UPDATED DISCLOSURE ON THE STATE RETIREMENT SYSTEM, THE METROPOLITAN TRANSPORTATION AUTHORITY, AND THE CITY OF NEW YORK.

GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS (Reprinted from August 7, 2003 Update to the AIS)

     On July 29, 2003, the State Comptroller issued the Basic Financial Statements and Other Supplementary Information (the 2002-03 Basic Financial Statements) for the 2002-03 fiscal year. The 2002-03 Basic Financial Statements were prepared in accordance with GASB 34 and other applicable GASB statements. The 2002-03 Basic Financial Statements can be obtained by visiting the Office of the State Comptroller's website, www.osc.state.ny.us, or by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

     For a brief summary of the 2002-03 GAAP-basis results, see the section entitled "GAAP-basis Financial Plans" in Part I of this Update.

STATE ORGANIZATION

STATE RETIREMENT SYSTEMS

GENERAL

     The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2002-03 fiscal year. There were 2,818 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

     As of March 31, 2003, 650,543 persons were members and 313,597 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

CONTRIBUTIONS

     Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, are required to contribute 3 percent of their salaries for their first 10 years of membership.

     Legislation enacted in May, 2003 realigns the Retirement Systems billing cycle to match governments' budget cycles and the legislation also institutes a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April
1. In addition, employers will be required to make a minimum contribution of at least 4.5 percent of payroll every year. The legislation also eliminates the State's ability to delay payments when the amounts owed are greater than the amount budgeted, effective in fiscal year 2004-2005. Also, a portion of the 2004-2005 bill may be amortized over a five-year period at 8 percent interest with the first payment due in 2004-05.

     Due to the enactment of this legislation, the State bill due in the fiscal year ending March 31, 2004, payable September 1, 2003, was $481.5 million, of which $396.3 million was paid. The difference with 8 percent interest will be due on or before March 1, 2006. Employer contributions due from the State for the fiscal year ending March 31, 2005, payable September 1, 2004, are estimated at $1.15 billion or $797 million if the maximum amount is amortized.

ASSETS AND LIABILITIES

     Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2003 were $97.4 billion (including $2.3 billion in receivables), a decline of $15.3 billion or 13.6 percent from the 2001-02 level of $112.7 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8 percent from the 2001-02 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion in 2002 to $106.7 billion on March 31, 2003. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.

                    NET ASSETS AVAILABLE FOR BENEFITS OF THE
                 NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS(1)
                              (MILLIONS OF DOLLARS)

                                                  INCREASE/
     FISCAL YEAR ENDED                           (DECREASE)
         MARCH 31          TOTAL ASSETS(2)     FROM PRIOR YEAR
--------------------------------------------------------------
           1998                106,319              26.7
           1999                112,723               6.0
           2000                128,889              14.3
           2001                114,044             (11.5)
           2002                112,725              (1.2)
           2003                 97,373             (13.6)

----------
(1) Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2003 includes approximately $2.3 billion of receivables.
(2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

                           CONTRIBUTIONS AND BENEFITS
                   NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS
                              (MILLIONS OF DOLLARS)

 ENDED     ALL PARTICIPATING      LOCAL                              BENEFITS
MARCH 31     EMPLOYERS(1)      EMPLOYERS(1)   STATE(1)   EMPLOYEES    PAID(2)
--------   -----------------   ------------   --------   ---------   --------
1998              463               358         105         369        3,395
1999              292               156         136         400        3,570
2000              165                11         154         423        3,787
2001              215               112         103         319        4,267
2002              264               199          65         210        4,576
2003              652               378         274         219        5,030

----------
Sources: State and Local Retirement Systems.
(1)  Includes employer premiums to Group Life Insurance Plan.
(2)  Includes payments from Group Life Insurance Plan.

AUTHORITIES AND LOCALITIES

METROPOLITAN TRANSPORTATION AUTHORITY

     THE FOLLOWING INFORMATION WAS PREPARED FROM INFORMATION FURNISHED BY THE METROPOLITAN TRANSPORTATION AUTHORITY (MTA) AND IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. THIS SECTION IS INTENDED TO PROVIDE READERS WITH A BRIEF SUMMARY OF STATE OVERSIGHT AND FINANCIAL ASSISTANCE TO THE MTA. THE OFFICIAL FINANCIAL DISCLOSURE OF THE MTA AND ITS SUBSIDIARIES IS AVAILABLE BY CONTACTING THE METROPOLITAN TRANSPORTATION AUTHORITY, FINANCE DEPARTMENT, 347 MADISON AVENUE, 6TH FLOOR, NEW YORK, NEW YORK 10017 OR BY VISITING THE MTA WEBSITE AT www.mta.info/mta/investor.htm. THE STATE ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY FINANCIAL INFORMATION REPORTED BY THE MTA OR FOR ANY ERRORS OR OMISSIONS THAT MAY BE CONTAINED AT THE MTA WEBSITE.

     The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional State assistance, raise fares or take other actions.

     The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the 2003-04 Financial Plan) that will enable all such entities to maintain their respective operations on a self-sustaining basis through 2004. The 2003-04 Financial Plan tracks the final two years of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board. As part of the 2003-04 Financial Plan, fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels were increased in May 2003. Legal challenges to the fare and toll increases were unsuccessful.

     On October 28, 2003 the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004 - 2007. This Plan expects balanced budgets for 2003 and 2004. The Plan anticipates budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The MTA will solicit wide-ranging comment from the public and elected officials and submit a revised final 2004 budget and 2005 - 2007 Financial Plan to its Board in late December 2003.

     On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

     There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-2004 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-2004 Capital Programs are delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

THE CITY OF NEW YORK

     THE FOLLOWING INFORMATION WAS PREPARED FROM INFORMATION FURNISHED BY THE CITY OF NEW YORK AND IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. THIS SECTION IS INTENDED TO PROVIDE READERS WITH A BRIEF SUMMARY OF THE FINANCIAL CONDITION OF THE CITY OF NEW YORK, WHICH IS THE LARGEST MUNICIPAL RECIPIENT OF STATE ASSISTANCE TO LOCAL GOVERNMENTS. THE FISCAL DEMANDS ON THE STATE MAY BE AFFECTED BY THE FISCAL CONDITION OF THE CITY, WHICH RELIES IN PART ON STATE AID TO BALANCE ITS BUDGET AND MEET ITS CASH REQUIREMENTS. IT IS ALSO POSSIBLE THAT THE STATE'S FINANCES MAY BE AFFECTED BY THE ABILITY OF THE CITY, AND CERTAIN ENTITIES ISSUING DEBT FOR THE BENEFIT OF THE CITY, TO MARKET SECURITIES SUCCESSFULLY IN THE PUBLIC CREDIT MARKETS. THE OFFICIAL FINANCIAL DISCLOSURE OF THE CITY OF NEW YORK AND FINANCING ENTITIES ISSUING DEBT ON ITS BEHALF IS AVAILABLE BY CONTACTING RAYMOND J. ORLANDO, DIRECTOR OF INVESTOR RELATIONS, OR CONTACTING THE NEW YORK CITY OFFICE OF MANAGEMENT AND BUDGET, 75 PARK PLACE, 6TH FLOOR, NEW YORK, NY 10007, (212) 788-5875. THE STATE ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY FINANCIAL INFORMATION REPORTED BY THE CITY OF NEW YORK.

     On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan is a modification to the financial plans submitted to the Control Board on November 18, 2002, January 31, 2003 and April 23, 2003. The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

     The current Financial Plan reflects changes since the June Financial Plan which decreased projected revenues, by $821 million, $2.3 billion, $2.2 billion and $2.0 billion in fiscal years 2003 through 2006, respectively, and increased projected net expenditures by $1.3 billion, $1.3 billion and $1.6 billion in fiscal years 2004 through 2006, respectively. Changes in projected revenues include a decline in projected tax revenues of $621 million, $1.6 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues, as well as the elimination of previously assumed non-tax revenues. The decline in projected tax revenue growth reflects the September 11th attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117,000 in 2002 and 20,000 in the first half of 2003, a disruption in tourism and related spending and the decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan include: (i) increased pension costs totaling $213 million, $369 million and $541 million for fiscal years 2004 through 2006, respectively, resulting primarily from additional pension benefits and investments losses in fiscal year 2002, partially offset by projected investment gains in fiscal year 2003; and (ii) the elimination of $223 million, $296 million, $291 million and $412 million of previously assumed labor productivity initiatives in fiscal years 2003 through 2006, respectively. In addition, the City will receive $232 million over the next five years generated by the Battery Park City Authority's (BPCA) recent bond refunding. Of this amount, the City will receive $68 million in fiscal year 2004, which is in addition to the $150 million reflected in the City's Financial Plan from the sale of City-owned land to BPCA. Changes in projected expenditures also include increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid, increased debt service costs, an increase in the labor reserve and funding for capital expenditures. The Financial Plan also includes proposed discretionary transfers and prepayments in fiscal year 2003 of $1.3 billion, reflecting discretionary transfers and prepayments in fiscal year 2003 of $679 million in debt service, subsidies and lease debt service due in fiscal year 2004 and a miscellaneous budget grant of $624 million to the Transitional Finance Authority in fiscal year 2003, which increases tax revenue in fiscal year 2004 by $624 million.

     The gap-closing program included in the Financial Plan reflects: (i) the enacted 18.49 percent property tax increase, effective January 1, 2003, which is projected to continue to generate $837 million, $1.7 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, and (ii) a gap-closing program to reduce agency expenditures (including debt service savings reflecting a 24 percent reduction in capital commitments) and increase agency revenues by $950 million in fiscal year 2003 and by between $2.1 billion and $2.2 billion annually in subsequent fiscal years.

     The gap-closing program included in the Financial Plan also reflects: (i) an enacted increase in the personal income tax rates (which decline after the first year) for City residents with taxable income above specified amounts for three years, commencing January 1, 2003, which is projected to generate $644 million, $545 million and $315 million in fiscal years 2004 through 2006, respectively; (ii) an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003, which is proposed to generate $115 million and $111 million in fiscal years 2004 and 2005, respectively; (iii) the repeal, beginning June 1, 2003, of the sales tax exemption on the purchase of clothing and footwear under $110 for one year with two one-week periods of exemption which is expected to generate $192 million in fiscal year 2004; (iv) legislation enacted by the State Legislature pursuant to which LGAC is to make available to the City $170 million annually which the City intends to assign to a newly-created financing entity for the purpose of refinancing outstanding indebtedness of the Municipal Assistance Corporation for the City of New York (MAC) which would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained for MAC debt service; (v) $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City's airports, which is subject to the settlement of the City's claim for back rent and the renegotiation of the City's airport leases; and (vi) additional Federal assistance and additional State assistance which requires the approval of the State government. Additional Federal gap-closing actions in the Financial Plan include $420 million in fiscal year 2003 (in addition to the $230 million previously provided) to reimburse the City for costs related to the September 11th attack and increased Federal funding for Medicaid which is expected to generate approximately $290 million for the City over the fifteen months ending June 30, 2004. The additional State actions proposed in the Financial Plan include a proposed regional transportation initiative which would produce savings for the City totaling $75 million in fiscal year 2004 and approximately $150 million annually in each of fiscal years 2005 and 2006 by transferring responsibility for the local private bus system to the Metropolitan Transportation Authority. Subsequent to the passage of the State budget by the State Legislature, the Governor vetoed significant portions of the budget and other legislation providing City assistance, including legislation relating to the increase in the in the City personal income tax and the sales tax, the proposed $170 million annual payment by LGAC that the City intends to use to pay for MAC debt and the restoration of State education aid. In his veto message, the Governor raised questions as to the constitutionality of the mandated annual $170 million payment. On May 15 and May 19, 2003, the State Legislature overrode the Governor's vetoes. On August 6, 2003 the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation.

     On August 13, 2003, LGAC, its Chairperson, the State Division of the Budget and its Director sued the City and the Sales Tax Asset Receivable Corporation (STAR Corp.) seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenues. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The appeal is expected to be heard in November. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecast budget gaps in the subsequent years of the Financial Plan.

     The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

     On October 3, 2003, the City's Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

     On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the "Port Authority") had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

MONITORING AGENCIES

     On July 30, 2003, the City Comptroller released a report on the Financial Plan that identified risks for the fiscal years 2004 through 2007, respectively, which, when added to the gaps in the Financial Plan, result in gaps of $484 million, $3.0 billion, $3.9 billion and $3.9 billion in fiscal years 2004 through 2007, respectively.

     On July 24, 2003, the Office of the State Deputy Comptroller issued a report on the Financial Plan that identified net risks of $367 million, $806 million, $401 million and $423 million for fiscal years 2004 through 2007, respectively.

     On July 24, 2003, the staff of the Control Board issued a report reviewing the Financial Plan that identified net risks of $154 million, $775 million, $291 million and $313 million for fiscal years 2004 through 2007, respectively, which, when combined with the gaps projected in the Financial Plan, result in estimated gaps of $154 million, $2.8 billion, $3.5 billion and $3.6 billion for fiscal years 2004 through 2007, respectively.

     The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; Independent Budget Officer, OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention:
Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

                                    PART III

LITIGATION

LOCAL GOVERNMENT ASSISTANCE CORPORATION

     In LOCAL GOVERNMENT ASSISTANCE CORPORATION ET AL. V. SALES TAX ASSET RECEIVABLE CORPORATION AND THE CITY OF NEW YORK (Supreme Court, Albany County), the petitioners challenge, INTER ALIA, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, INTER ALIA, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

SCHOOL AID

     In CAMPAIGN FOR FISCAL EQUITY, INC. ET AL. V. STATE, ET AL. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

     This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

     By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

     By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

MEDICAID

     Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are NEW YORK STATE HEALTH FACILITIES ASSOCIATION, ET AL., V. DEBUONO, ET AL., ST. LUKE'S NURSING CENTER, ET AL. V. DEBUONO, ET AL., NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL. (THREE CASES), HEALTHCARE ASSOCIATION OF NEW YORK STATE V. DEBUONO AND BAYBERRY NURSING HOME ET AL. V. PATAKI, ET AL. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In a decision dated June 3, 2003, involving seven consolidated cases (MATTER OF ST. JAMES NURSING HOME V. DEBUONO), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

     In related cases, NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING, INC. V. NOVELLO, ET AL., VALLEY HEALTH SERVICES V. STATE AND CHARLES T. SITRIN HEALTH CARE CENTER, INC., ET AL. V. SONY, ET AL., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the SITRIN case. Plaintiffs have appealed from this decision.

EMPIRE CONVERSION

     In CONSUMERS UNION OF U.S., INC. V. STATE, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which WAS returnable simultaneously with the motions to dismiss, on November 26, 2002.

     By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

REAL PROPERTY CLAIMS

     In the CANADIAN ST. REGIS BAND OF MOHAWK INDIANS case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

     In the CAYUGA INDIAN NATION OF NEW YORK case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

                          ANNUAL INFORMATION STATEMENT
                                STATE OF NEW YORK
                               DATED: MAY 30, 2003

TABLE OF CONTENTS

ANNUAL INFORMATION STATEMENT                                                    1

       Introduction                                                             2

CURRENT FISCAL YEAR                                                             4

       ENACTED BUDGET FINANCIAL PLAN                                            4

            Overview                                                            4
            Explanation of the Financial Plan                                   8
            The State's Fund Structure                                          8
            2003-04 General Fund Financial Plan                                 9
            Governmental Funds Financial Plans                                 20
            First Quarter Cash Flow                                            24
            GAAP-Basis Financial Plans                                         25
            Outyear General Fund Financial Plan Projections                    25

       SPECIAL CONSIDERATIONS                                                  42

ANNUAL INFORMATION STATEMENT MAY 30, 2003

                          ANNUAL INFORMATION STATEMENT
                            OF THE STATE OF NEW YORK

INTRODUCTION

     This Annual Information Statement ("AIS") is dated May 30, 2003 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

     In this AIS, readers will find:

          1. A section entitled the "Current Fiscal Year" that contains (a) the Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations."

          2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

          3. The status of significant litigation that has the potential to adversely affect the State's finances.

     DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable, but its presentation herein has not been subject to an independent audit process by DOB. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General.

     During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

     The State plans to issue updates to this AIS on a quarterly basis (generally in July, November and January of each fiscal year) and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The Basic Financial Statements for the 2002-03 fiscal year are expected to be available in July 2003 and may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

     Informational copies of this AIS are available electronically on the DOB WEBSITE AT www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.

                               CURRENT FISCAL YEAR

     The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

     THE ENACTED BUDGET FINANCIAL PLAN SET FORTH BELOW WAS PREPARED BY THE DOB AND REFLECTS ACTIONS BY THE STATE LEGISLATURE THROUGH THE DATE OF THIS AIS. THE ENACTED BUDGET FINANCIAL PLAN CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2003-04 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED IN THE ENACTED BUDGET FINANCIAL PLAN.

ENACTED BUDGET FINANCIAL PLAN

OVERVIEW

     The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

     The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB (DOB) analysis of the Enacted Budget, which is detailed in this report and in a preliminary report released on May 1, 2003*, indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions will keep the 2003-04 budget in balance and are discussed in more detail later in this report.

----------
* Note: Reported in the May 2, 2003 Supplement to the 2002-03 AIS.

SUMMARY OF GENERAL FUND REVENUE CHANGES

     Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. The outyear values of the revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003-04 revenue change since the Executive Budget is therefore $1.4 billion.

     Not counted within these revenue totals are certain other revenue measures adopted by the Legislature that DOB considers to be speculative. Examples include receipts from video lottery terminals (VLTs) at racetracks, collection of cigarette and motor fuel taxes on Indian reservations, and use tax collections.

     Net revenue changes since the Executive Budget include the following:

                    NET REVENUE CHANGES FROM 30-DAY ESTIMATES
                              INCREASES (DECREASES)
                              (MILLIONS OF DOLLARS)

                                                         2003-04      2004-05       2005-06
-------------------------------------------------------------------------------------------
Personal Income Tax Surcharge                              1,400        1,200         1,000
Increase Sales Tax by 1/4 Cent                               450          572           100
Restrict Sales Tax on Clothing                                86         (315)         (435)
Recapture Bonus Depreciation                                  58          100            90
Redirect State Sales Tax to NYC                             (170)        (170)         (170)
Revenue Losses                                              (462)        (609)         (609)
All Other                                                     39           20            20
NET REVENUE INCREASES                                       1,401         798            (4)

     These revenue changes and speculative revenue sources are described in more detail later in this report.

SUMMARY OF GENERAL FUND SPENDING CHANGES

     General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects net legislative restorations and adds to the Governor's 2003-04 Executive Budget, including the denial of the Governor's pension reform proposals included in the Executive Budget ($434 million in 2004-05 and $197 million in 2005-06, after deferring required 2003-04 payments with interest to 2005-06). It also reflects increased outyear costs resulting from the May 15, 2003 school aid database update ($184 million in 2004-05 and $60 million in 2005-06).

     In addition, the net spending changes include costs DOB projects but which the Legislature believes may not occur. Examples include a $200 million lump sum appropriation for member items which DOB values at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable; and higher costs associated with shelter allowances for welfare recipients.

             NET GENERAL FUND SPENDING CHANGES FROM 30-DAY ESTIMATES
                              INCREASES (DECREASES)
                              (MILLIONS OF DOLLARS)

                                                                        2003-04           2004-05           2005-06
-------------------------------------------------------------------------------------------------------------------
Medicaid (including HCRA)                                                  840             1,681             1,494
School Aid (including 5/15 Database update)                                599             1,354             1,409
Member Items                                                               200                 0                 0
Higher Education                                                           193               323               303
Handicapped/All Other Education                                            132               110               111
Welfare                                                                    114               157               157
Public Health                                                               40               100               136
General State Charges (including pension deferral)                          34               555               338
State Operations                                                             2                94               102
All Other                                                                  171               132               101
NET SPENDING INCREASES                                                   2,325             4,506             4,151

     These spending changes are described in more detail later in this report.

SPENDING PROJECTIONS

     As a result of the deferred tobacco securitization proceeds and payment delays, 2002-03 actual receipts and disbursements were understated by $1.9 billion and 2003-04 estimates will be overstated by a like amount. To provide a meaningful year-to-year comparison of receipts and disbursements, the 2002-03 actuals and 2003-04 Enacted Budget estimates have been adjusted for this transaction in most of the tabular data in this report. Specifically, Miscellaneous Receipts and various spending categories (mainly Grants to Local Governments) were increased by $1.9 billion in 2002-03 and decreased by a like amount in 2003-04. (See Financial Plan tables at the end of this report for the detailed adjustments.)

                     2002-03 GENERAL FUND PAYMENT DEFERRALS
                              (MILLIONS OF DOLLARS)

           School Aid                                                 1,312
           CUNY Senior Colleges                                         219
           Medicaid Payment to Counties                                  82
           Education                                                     54
           Welfare                                                       47
           All Other                                                    186
           ----------------------------------------------------------------
           TOTAL PAYMENT DEFERRALS                                    1,900
           ================================================================

The following table summarizes current spending levels for the General Fund, State Funds and All Governmental Funds under the 2003-04 Enacted Budget, after adjusting for the 2002-03 payment deferrals.

                          2003-04 SPENDING PROJECTIONS
                              (MILLIONS OF DOLLARS)

                                              2002-03                   2003-04                 $CHANGE               % CHANGE
                                          ADJUSTED ACTUALS          ADJUSTED ENACTED          FROM 2002-03          FROM 2002-03
--------------------------------------------------------------------------------------------------------------------------------
GENERAL FUND                                   39,513                    40,837                  1,324                   3.4
STATE FUNDS                                    57,712                    61,087                  3,375                   5.8
ALL GOVERNMENTAL FUNDS                         90,956                    94,474                  3,518                   3.9

NOTE: ADJUSTED ACTUALS ACCOUNT FOR THE IMPACT OF $1.9 BILLION IN SPENDING DEFERRALS DESCRIBED EARLIER THAT WOULD REDUCE 2002-03 ACTUAL SPENDING AND INCREASE 2003-04 ESTIMATES FROM THE AMOUNTS SHOWN ABOVE.

     Annual spending is projected to increase by $1.3 billion (3.4 percent) in the General Fund, by $3.4 billion (5.8 percent) in State Funds, and by $3.5 billion (3.9 percent) in All Governmental Funds. These changes are explained in more detail below, and do not reflect any increased Federal aid or possible spending reductions associated with the Fiscal Management Plan.

FISCAL MANAGEMENT PLAN/FEDERAL ASSISTANCE

     The recently enacted Federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, to be distributed as $10 billion in revenue sharing grants and $10 billion from a 15-month increase in the Federal share of Medicaid. DOB expects New York to receive $2.1 billion as a result of this legislation over the next two State fiscal years.

     The State's revenue sharing grant is estimated to be $645 million. The impact of the 2.95 percent increase in the Federal share of Medicaid costs is estimated to yield $1.4 billion for the State and its local governments. The State's share of this total is roughly $900 million.

     In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. Elements of the plan are expected to include:

     - Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities.
     - Mandating agency management plans to eliminate, consolidate, and streamline governmental services.
     -    Making significant further reductions in the State workforce.
     -    Maximizing Federal aid.
     - Developing cost containment proposals that can be presented for legislative action later this year.

     As noted in the messages accompanying the Governor's vetoes, certain appropriations and spending authorizations may be legally flawed. The State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

     DOB will also monitor and work to achieve additional revenues, as specified in the Senate Finance Committee Staff Report on the Budget, from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals (VLTs) at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps (casino revenue and streamlined sales tax are examples).

EXPLANATION OF THE FINANCIAL PLAN

     The State's Enacted Budget Financial Plan forecasts receipts and disbursements for the fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing Gross Domestic Product (GDP), employment levels, inflation, wages, consumer spending, and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts.

     Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

THE STATE'S FUND STRUCTURE

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects
Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of four major fund types, and includes:

     - The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;
     - Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;
     - Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and
     - Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Report. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart. The tables at the end of the Report summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 fiscal year.

2003-04 GENERAL FUND FINANCIAL PLAN
WHERE IT COMES/WHERE IT GOES

                                  GENERAL FUND
                            2003-04 ADJUSTED ENACTED

                                    RECEIPTS

              Personal Income Tax                                40%
              User taxes and fees                                20%
              Business taxes                                      9%
              Other taxes                                         2%
              Miscellaneous Receipts and Transfers               24%
              Tobacco Proceeds                                    5%

                                  DISBURSEMENTS

              Local Assistance                                   68%
              State Operations                                   18%
              General State Charges                               8%
              Debt Service                                        4%
              Capital/Other                                       2%

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs above depict the components of projected receipts and disbursements in the General Fund (in percent).

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan and increase the likelihood that current projections will differ materially from the projections set forth in this Enacted Budget Report. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2003-04 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

NATIONAL ECONOMY

     U.S. economic growth slowed to 1.6 percent during the first quarter of 2003, partly due to severe weather conditions and the uncertainty surrounding the war in Iraq. Now that the war is over, the nation's economic recovery is expected to gain momentum. The national economy grew at a slower pace than anticipated in the Executive Budget during early 2003. However, higher growth toward the end of the year is expected to bring real U.S. GDP growth up to 2.3 percent for 2003, only slightly below the Executive Budget projection of 2.4 percent. Buttressed by low inflation and high productivity growth, the national economy is expected to grow 3.4 percent during 2004.

     Although a boost in Federal spending contributed positively to GDP growth, the impact of the war on the labor market was clearly negative, with 220,000 reservists having been called up for duty as of April 2003. The Budget Division now expects no net growth in employment for 2003, compared to the 0.6 percent growth projected in the Executive Budget. Income growth for 2003, especially in wages, is also expected to be modestly below the Executive Budget projection. This is mainly due to the downward revision made to the data for the third quarter of 2003 by the U.S. Bureau of Economic Analysis.

     Higher output growth toward the end of this year is expected to be fueled by a rebound in private investment activity. If business sector financial conditions do not improve, hiring may be delayed, leading to an even weaker labor market than now anticipated. On the positive side of the ledger, given the current and lagged effects of expansionary monetary and fiscal policy, the economy could grow faster than expected. A lower dollar could lead to higher exports and, therefore, higher output growth.

                            MAJOR ECONOMIC INDICATORS

                                             2002         2003       2004
-------------------------------------------------------------------------
Gross Domestic Product (real)                 2.4          2.3        3.4
Personal Income                               2.8          3.8        5.2
Corporate Profits                            (0.7)        12.7       15.2
Unemployment Rate                             5.8          5.8        5.5
Consumer Price Index                          1.6          2.5        2.3

Note: Numbers above are percent change/calendar year, except for unemployment rate. The New York State Division of the Budget estimates are based on National Income and Product Account data through April 2003, except for nonagricultural employment and the unemployment rate which are based on U.S. Department of Labor data through early May 2003.

STATE ECONOMY

     The September 11th terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession.

     DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003.

     Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.

     In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

                            MAJOR ECONOMIC INDICATORS

                                             2002            2003           2004
--------------------------------------------------------------------------------
Personal Income                               0.0             3.0            4.1
Nonagricultural                              (1.8)            0.3            1.0
Employment
Unemployment Rate                             6.1             6.0            5.5

Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.

GENERAL FUND REVENUE ACTIONS

     Revenue actions included with the 2003-04 Enacted Budget include: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4 percent to 4.25 percent ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for SUVs; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the Budget includes over $2.4 billion in revenue actions including those contained in the Executive Budget.

     As part of the Enacted Budget, the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the master settlement agreement (MSA) and a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale.

     The Financial Plan assumes net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in 2003-04 and $400 million in 2004-05; these amounts are reflected as miscellaneous receipts in the Financial Plan. It is possible that, in order to reduce costs of issuance, take advantage of current low interest rates and improve its cash flow balances, the State may securitize amounts sufficient to receive the entire $4.2 billion in 2003-04, reserving the $400 million for 2004-05 budget balance.

GENERAL FUND RECEIPTS

                              GENERAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                     2002-03                    2003-04                  ANNUAL             CHANGE FROM
                                ADJUSTED ACTUALS           ADJUSTED ENACTED             $CHANGE           30-DAY ESTIMATE
-------------------------------------------------------------------------------------------------------------------------
Total Tax Receipts                   27,977                     28,561                    584                  1,148
All Other Receipts                   11,319                     11,279                    (40)                   255
TOTAL RECEIPTS                       39,296                     39,840                    544                  1,403

     Total General Fund receipts in support of the 2003-04 Financial Plan are projected to be $39.84 billion, an increase of $544 million from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The increase largely reflects the impact of revenue actions adopted with the Budget. There are additional legislative actions enacted with the 2003-04 Budget that may have a positive impact on revenues but are too speculative at this point to value with any confidence, including the addition of a use tax line on the personal income tax return, non-resident sales of real property, six-day liquor sales, and VLTs.

     General Fund receipts net of refund reserve account transactions are estimated at $39.69 billion for 2003-04. Adjusting for the impact of revenue actions, General Fund tax receipts have been reduced by $463 million from estimates released with the 30-day amendments to the Executive Budget. This revision reflects several factors including: the impact of lower-than-anticipated 2002-03 receipts on the 2003-04 revenue base; a modest net loss in personal income tax receipts due to a lower-than-expected net settlement of 2002 income tax liability in April and May; and continued weakness in corporate tax collections.

                               PERSONAL INCOME TAX
                              (MILLIONS OF DOLLARS)

            2002-03                        2003-04                        ANNUAL                     CHANGE FROM
       ADJUSTED ACTUALS                ADJUSTED ENACTED                  $CHANGE                   30-DAY ESTIMATE
       -----------------------------------------------------------------------------------------------------------
            16,791                          16,285                        (506)                          833

     General Fund personal income tax receipts are projected to decrease by $506 million from 2002-03. This is due to economic improvement in 2003-04 and enactment of a temporary tax increase, more than offset by a lower settlement for 2002 tax returns, a reduction in revenue reserves flowing through the refund reserve accounts, and a higher deposit into the Revenue Bond Tax Fund. Overall, net of law changes, personal income tax payments associated with the 2002 tax year are down modestly from what was anticipated in the Executive Budget.

     The estimate for withholding tax collections increased by $1.03 billion from the Executive Budget estimate, reflecting the enacted temporary tax increase offset somewhat by lower wage growth than forecast with the Executive Budget. Estimated tax installment payments have been increased by $300 million, again reflecting the enacted temporary tax increase.

     Additionally, reflecting April and May results on the settlement of 2002 tax liabilities, the estimate for payments with final returns has been increased by $100 million and the estimate for refunds has been increased by $175 million.

     The estimate for delinquent collections of the personal income tax has been reduced by $50 million, reflecting the State tax amnesty program bringing greater-than-expected receipts forward into 2002-03.

     General Fund personal income tax receipts, including refund reserve account transactions, are expected to be $833 million higher than the 30-day amendments to the Executive Budget adjusted for a higher net contribution from the refund reserve account. This increase is due to the temporary tax increase, offset somewhat by the lower-than-anticipated income tax settlement for 2002 tax liability, lower withholding resulting from a weaker-than-expected economy for 2003-04, lower expected assessment collections, and a higher STAR fund deposit due to the Legislature's rejection of the STAR spending limitation proposed in the Executive Budget.

                               USER TAXES AND FEES
                              (MILLIONS OF DOLLARS)

            2002-03                        2003-04                        ANNUAL                     CHANGE FROM
       ADJUSTED ACTUALS                ADJUSTED ENACTED                  $CHANGE                   30-DAY ESTIMATE
       -----------------------------------------------------------------------------------------------------------
             7,063                          8,007                          944                           499

     Receipts for user taxes and fees for 2003-04 are projected to total $8.01 billion, an increase of $944 million from reported 2002-03 collections. Included in this category are: receipts from the State sales tax, cigarette and tobacco products taxes; alcoholic beverage taxes and fees; and motor vehicle license and registration fees.

     The projected growth in sales tax cash receipts of 15.1 percent is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25 percent) and a change in the clothing and footwear exemption. The Enacted Budget eliminated the exemption on items of clothing and footwear for one year, effective June 1, 2003, and replaced it with two temporary one-week exemptions with the same $110 thresholds -- one in August 2003 and another in January 2004. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 4.3 percent.

     The decline in General Fund cigarette tax receipts is the result of a continuation of the long-term consumption decline in cigarettes.

     User taxes and fees are expected to rise by $499 million from the 30-day amendments to the Executive Budget. This adjustment mainly reflects tax increases contained in the Enacted Budget.

                                 BUSINESS TAXES
                              (MILLIONS OF DOLLARS)

            2002-03                        2003-04                        ANNUAL                     CHANGE FROM
       ADJUSTED ACTUALS                ADJUSTED ENACTED                  $CHANGE                   30-DAY ESTIMATE
       -----------------------------------------------------------------------------------------------------------
             3,380                          3,498                          118                          (184)

     Receipts for business taxes for 2003-04 are projected to total $3.50 billion, an increase of $118 million from 2002-03 collections. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Business tax receipts for 2003-04 have been revised down by $184 million from the 30-day amendments to the Executive Budget to reflect lower 2002-03 actuals during closeout and anticipated enhanced refund activity. These negatives in 2002-03 have been offset by the effect of decoupling from the Federal bonus depreciation.

     Corporate franchise tax receipts have been revised down by $141 million from the 30-day amendments to the Executive Budget. The difference is attributable to a closeout adjustment and enhanced refund activity. These reductions are offset by an increase in revenues of $58 million based on decoupling from Federal bonus depreciation provisions.

     Corporation and utilities taxes, and insurance franchise tax receipts remain unchanged from the 30-day Executive Budget estimate.

     Bank tax receipts are estimated to be $43 million lower than the 30-day Executive Budget estimate. This result is primarily attributable to continued weak earnings growth, and the decline in the 2002-03 base.

                                   OTHER TAXES
                              (MILLIONS OF DOLLARS)

            2002-03                        2003-04                        ANNUAL                     CHANGE FROM
       ADJUSTED ACTUALS                ADJUSTED ENACTED                  $CHANGE                   30-DAY ESTIMATE
       -----------------------------------------------------------------------------------------------------------
              743                            771                            28                            0

     Other tax receipts are now projected to total $771 million or $28 million above last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari-mutuel taxes.

     Previously enacted legislation to repeal both the real property gains tax and the gift tax and to reduce the estate and pari-mutuel taxes have significantly reduced the yield from this category of receipts.

     Other taxes estimated in this category are unchanged from the 30-day estimate.

                             MISCELLANEOUS RECEIPTS
                              (MILLIONS OF DOLLARS)

            2002-03                        2003-04                        ANNUAL                     CHANGE FROM
       ADJUSTED ACTUALS                ADJUSTED ENACTED                  $CHANGE                   30-DAY ESTIMATE
       -----------------------------------------------------------------------------------------------------------
             3,991                          3,669                         (322)                           90

     Miscellaneous receipts, adjusted for the tobacco securitization, are expected to reach $3.67 billion, a decrease of $322 million from 2002-03 and an increase of $90 million from the 30-day estimate. The annual decrease in receipts is the result of several non-recurring actions taken in the 2002-03 Enacted Budget, including transferring available balances from various State authorities. The increase in receipts from the 30-day estimates is attributed to a delay in the collection of a settlement recovery from various Wall Street firms originally expected in 2002-03, as well as the net impact of several legislative actions, which on balance increase receipts by an estimated $50 million.

                           TRANSFERS FROM OTHER FUNDS
                              (MILLIONS OF DOLLARS)

                                            2002-03                  2003-04                ANNUAL           CHANGE FROM
                                        ADJUSTED ACTUALS         ADJUSTED ENACTED          $CHANGE         30-DAY ESTIMATE
--------------------------------------------------------------------------------------------------------------------------
PIT in Excess of Revenue Bond Debt           4,215                    5,125                  910                 260
Service
Sales Tax in Excess of LGAC Debt             1,919                    1,853                  (66)               (146)
Service
Real Estate Taxes in Excess of                 263                      202                  (61)                  0
CW/CA Debt Service
All Other Transfers                            931                      430                 (501)                 51
TOTAL TRANSFERS FROM                         7,328                    7,610                  282                 165

     Transfers from other funds are expected to total $7.61 billion, or $282 million more than total receipts from this category during 2002-03 and $165 million higher than the 30-day estimates. The $910 million year-to-year increase in transfers of personal income tax (PIT) in excess of revenue bond debt service requirements is primarily attributable to higher dedicated PIT receipts ($1.1 billion), including legislative tax increases, offset by increased debt service requirements ($222 million). The $260 million net increase from the 30-day estimate reflects the legislative tax increases, offset by increased debt service costs.

     The annual decrease of $66 million in transfers from the sales tax in excess of LGAC debt service reflects increased debt service requirements ($67 million) and an annual payment to New York City intended to cover debt service costs related to restructuring NYC MAC debt for City fiscal relief ($170 million), offset by increased sales tax receipts ($171 million). The 2003-04 estimate is $146 million lower than the 30-day estimate primarily due to the legislation requiring a payment of State sales tax to New York City.

     Provisions enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation (LGAC) and the Municipal Assistance Corporation of the City of New York (MAC) appear to intend that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created not-for-profit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding MAC debt. The structure of this bonding may be flawed and counsel are continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on LGAC and other bondholders.

     The annual decline of $61 million in transfers from the real estate transfer tax is due to a projected decrease in tax receipts ($43 million) and an increase in Clean Water/Clean Air debt service requirements ($18 million). The 2003-04 enacted estimate is unchanged from the 30-day estimate.

     The $501 million expected annual decrease in all other transfers is primarily due to the loss of onetime 2002-03 transfers from the Environmental Protection Fund ($269 million) and Federal reimbursement of World Trade Center related costs ($231 million). All other transfers increased by $51 million from the 30-day estimates due to an increase in expected receipts for the Waste Tire Management Recycling Act ($20 million) and one-time transfers from various non-General funds ($31 million).

GENERAL FUND DISBURSEMENTS

                           GENERAL FUND DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                  2002-03           2003-04           ANNUAL           CHANGE FROM
                                              ADJUSTED ACTUALS  ADJUSTED ENACTED      $CHANGE        30-DAY ESTIMATE
--------------------------------------------------------------------------------------------------------------------
Welfare                                                   496             1,127               631                114
General State Charges                                   2,732             3,199               467                 34
Member Items                                              105               455               350                200
Medicaid (including HCRA)                               5,951             6,269               318                840
Public Health                                             525               566                41                 40
School Aid (including 5/15 database update)            12,278            12,312                34                599
Handicapped/All Other Education                         1,341             1,323               (18)               132
Higher Education                                        1,528             1,488               (40)               193
State Operations                                        7,715             7,168              (547)                 2
All Other                                               6,842             6,930                88                171
TOTAL GENERAL FUND DISBURSEMENTS                       39,513            40,837             1,324              2,325

     Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The annual growth in spending is primarily attributable to the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($631 million), higher costs for General State Charges mostly due to pensions and health insurance ($467 million), additional spending for member items ($350 million), and growth in Medicaid ($318 million), offset by lower State Operations spending ($547 million). The annual change in spending is explained by financial plan category in more detail below.

     Total projected spending in the 2003-04 Enacted Budget is $2.33 billion higher than the level recommended in the Governor's Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million).

     In addition, the net spending changes include certain costs resulting from the Legislature's action or inaction on several spending items. Examples include a $200 million lump sum appropriation for member items which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable including additional Federal reimbursement for prescription drug costs and home care costs; and inaction on cost containment provisions which DOB believes results in higher welfare costs.

                           GRANTS TO LOCAL GOVERNMENTS
                              (MILLIONS OF DOLLARS)

     2002-03                        2003-04                        ANNUAL                     CHANGE FROM
ADJUSTED ACTUALS                ADJUSTED ENACTED                  $CHANGE                   30-DAY ESTIMATE
-----------------------------------------------------------------------------------------------------------
     26,713                          28,009                        1,296                         2,229

     Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

     Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

     General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion in 2003-04, an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-03 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package. On a school year basis, school aid is projected at $14.43 billion for 2003-04, a decrease of $185 million from the prior school year. This decrease is primarily due to a reduction in operating aid ($285 million), which is partially offset by increases in transportation aid, excess cost aid and BOCES.

     Medicaid spending is estimated at $6.27 billion in 2003-04, an increase of $318 million (5.3 percent) from the prior year. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($478 million), the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), the Federally mandated phase out of the nursing home intergovernmental transfers ($90 million), and the reduction of the nursing home gross receipts assessment used to offset Medicaid costs ($78 million). The growth in Medicaid spending is partially offset by increased Federal aid from an increase in disproportionate share payments to public hospitals ($324 million), additional financing through the Health Care Reform Act ($117 million), and various cost containment proposals, as well as the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center. In addition, the Enacted Budget "rolls" the last Medicaid cycle payable on March 31, 2004 to the first day of the 2004-05 fiscal year ($170 million), decreasing 2003-04 and increasing 2004-05 costs. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

     Spending on welfare is projected at $1.13 billion, an increase of $631 million (127.2 percent) from 2002-03. This increase is due primarily to the use of Federal TANF reserve funds to offset welfare spending in 2002-03 ($465 million) and the increased cost of the welfare caseload ($166 million). The projected welfare caseload of 622,067 recipients represents an increase from 2002-03 of approximately 10,248 recipients.

     Higher Education Services Corporation (HESC) spending is projected at $442 million, an increase of $123 million (38.6 percent) from 2002-03. This increase reflects underlying program growth ($163 million) and a reduction in available Federal TANF funds ($64 million), offset by a deferral of Tuition Assistance Program costs into the 2004-05 fiscal year ($104 million).

     City University of New York (CUNY) spending is projected at $681 million, a decrease of $176 million (20.5 percent) from 2002-03. The decrease is primarily due to the impact of a tuition increase at the senior colleges used to offset General Fund spending ($91 million) and a reduction in costs due to a one-time retroactive collective bargaining payment made in 2002-03 ($70 million).

     Spending for all other local assistance programs will total $7.18 billion in 2003-04, a net increase of $366 million (5.4 percent) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including an annual decrease in the funding for the Yonkers settlement agreement ($110 million).

     The 2003-04 enacted estimate for local assistance spending increased by $2.23 billion from the 30-day estimate primarily as a result of net legislative adds and restorations of Executive Budget proposals. The largest adds and restorations occurred in Medicaid ($840 million), school aid ($599 million), additional funding for the Community Projects Fund ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million). These net legislative adds reflect resources identified by the Legislature to delay the last Medicaid cycle in the 2003-04 fiscal year to the following fiscal year ($170 million) and defer Tuition Assistance Program payments to colleges out of 2003-04 into 2004-05 ($104 million).

                                STATE OPERATIONS
                              (MILLIONS OF DOLLARS)

     2002-03                         2003-04                      ANNUAL                     CHANGE FROM
ADJUSTED ACTUALS                ADJUSTED ENACTED                 $CHANGE                   30-DAY ESTIMATE
----------------------------------------------------------------------------------------------------------
      7,715                           7,168                       (547)                           2

     State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.17 billion, a decrease of $547 million or 7.1 percent from 2002-03. The annual decline in State Operations spending is comprised of lower spending in both personal service ($493 million) and non-personal service ($54 million).

     The State Operations estimates reflect $1.03 billion in savings initiatives. Included in these savings are $363 million from continuation of the strict Statewide hiring freeze, aggressive use of a retirement incentive for State employees, and various actions to restrain non-personal service spending in all agencies. A total of $662 million in savings is projected to be available in 2003-04 from a variety of revenue maximization efforts to finance State Operations spending. Among these savings are additional SUNY revenues from an anticipated tuition increase and other revenue measures used to support General Fund costs ($325 million), additional Federal revenues to offset spending on mental hygiene programs ($174 million), and various shifts of General Fund costs to other funds ($133 million) -- most notably funding $93 million in Department of Motor Vehicles transportation-related spending in the Dedicated Highway Fund.

     The savings initiatives and revenue maximization efforts are partially offset by base spending growth of $478 million, including normal salary step increases and required non-personal service cost increases and the loss of one-time offsets used in 2002-03. Virtually all Executive agencies are held flat or reduced from 2002-03 levels.

     The 2003-04 State Operations estimate is $2 million higher than the estimate prepared at the time of the 30-day Amendments to the Executive Budget in February 2003. This additional spending represents minor legislative changes to the Executive Budget estimates.

     The State's All Funds workforce is projected to be 186,000 at the end of 2003-04, a decrease of approximately 10,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction resulted from attrition and the use of early retirement incentives. Additional declines are possible as a result of the Fiscal Management Plan to be implemented during the fiscal year.

                              GENERAL STATE CHARGES
                              (MILLIONS OF DOLLARS)

               2002-03                        2003-04                     ANNUAL                  CHANGE FROM
           ADJUSTED ACTUALS              ADJUSTED ENACTED                $CHANGE                30-DAY ESTIMATE
           ----------------------------------------------------------------------------------------------------
                2,732                          3,199                       467                        34

     General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as certain fixed costs of the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of litigation against the State and its public officers.

     Total spending for GSCs is estimated at $3.20 billion, an increase of $467 million or 17.0 percent from the prior year. The projected annual growth is primarily attributable to higher pension and health insurance costs.

     Pension investment losses resulting in significantly higher contributions to the New York State and Local Retirement System for the 2003-04 fiscal year. The employer pension contribution rate is the Executive Budget was projected to increase to 4 percent of payroll in 2003-04, increasing pension costs by $250 million (171 percent). Pension reform legislation approved with the Enacted Budget requires a minimum pension contribution equal to 4.5 percent of payroll annually. This change along with higher than expected retirement incentive costs would increase the 2003-04 fiscal year contribution by an additional $94 million to $344 million. However, the Legislature did not provide sufficient appropriation authority to allow the entire pension bill to be paid to the retirement system in 2003-04. As a result, it is anticipated that the State will pay this unbudgeted amount in 2005-06 at 8 percent annual interest, for a total cost of approximately $110 million.

     Health insurance premiums are expected to increase by approximately $178 million (11 percent) in 2003-04 to cover the rising costs of employee and retiree health care. The enacted budget reflects $43 million in health benefit changes, which is expected to reduce the underlying growth in employee health insurance costs from $221 million (13.7 percent). These changes, some of which are subject to negotiations with State employee unions, would: place restrictions on pharmacy benefits, require a higher co-payments for prescription drugs, modernize the hospital benefit plan, and increase employee copayments, deductibles and coinsurance levels for doctor visits.

     The $34 million increase from the 30-day estimate is largely the result of the Legislature's denial of a proposal to change to the current 9 percent statutory interest rate on Court of Claims judgments to market-based rates, and partial restoration of Executive Budget proposals to change employee health insurance benefits.

                            TRANSFERS TO OTHER FUNDS
                              (MILLIONS OF DOLLARS)

                                                    2002-03              2003-04             ANNUAL          CHANGE FROM
                                               ADJUSTED ACTUALS      ADJUSTED ENACTED       $CHANGE        30-DAY ESTIMATE
--------------------------------------------------------------------------------------------------------------------------
Transfers in Support of Debt Service                 1,496                1,583                87                  0
Transfers in Support of Capital Projects               170                  251                81                 45
Transfers in Support of State University                26                  145               119                  0
All Other Transfers                                    661                  482              (179)                15
TOTAL TRANSFERS TO OTHER FUNDS                       2,353                2,461               108                 60

     Transfers to other funds are expected to total $2.46 billion, or $108 million higher than total receipts from this category during 2002-03 and $60 million higher than the 30-day estimates. The annual net increase in debt service transfers of $87 million reflects planned growth in underlying debt service costs, offset by debt reduction efforts. As compared to the 30-day estimate, transfers in support of debt service remain unchanged.

     Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. The $81 million projected increase in 2003-04 reflects year-to-year increases in pay-as-you-go spending for legislative adds for transportation and the environment ($49 million) and changes in the timing of the receipt of bond proceeds to reimburse capital spending. Compared to the 30-day estimate for 2003-04, the $45 million increase in capital projects transfers reflects the legislative adds for transportation and the environment.

     The State's cost of transfers to the State University are estimated to increase by $119 million over 2002-03 due to the timing of State subsidy payments to the SUNY hospitals ($107 million) and the use of Dormitory Authority funds in 2002-03 to help subsidize the SUNY hospitals ($12 million). This transfer remained unchanged from the 30-day estimate.

     All other transfers are estimated to total $482 million in 2003-04, a decline of $179 million from 2002-03. This decline is primarily due to decreases in the Community Service Provider Assistance Program ($100 million), the State's share of Medicaid payments to SUNY hospitals ($48 million), and payments to the State Lottery Fund ($17 million). All other transfers increased $15 million from the 30-day estimates.

NON-RECURRING ACTIONS

     A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated in the 2003-04 Enacted Budget. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of Federal TANF moneys to offset General Fund welfare, HESC, and school aid program spending ($458 million), spending delays for a Medicaid cycle and TAP payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 million), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

     The 2003-04 spending projections include $1.9 billion of one-time payment delays from 2002-03 pending receipt of tobacco securitization proceeds. These one-time payment deferrals are "matched-up" with $1.9 billion of the $3.8 billion tobacco proceeds, for a net one-time impact of $3.2 billion ($5.1 billion of total actions offset by $1.9 billion linked to one-time costs).

GENERAL FUND CLOSING BALANCE

     The Enacted Budget Financial Plan projects a closing General Fund balance of $730 million at the end of the 2003-04 fiscal year, unchanged from the 30-day projection. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the Fiscal Management Plan including additional Federal aid described earlier.

GOVERNMENTAL FUNDS FINANCIAL PLANS
STATE FUNDS

     State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not included as part of State Funds.

                              STATE FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                          2002-03                  2003-04                ANNUAL           CHANGE FROM
                                      ADJUSTED ACTUALS         ADJUSTED ENACTED          $CHANGE         30-DAY ESTIMATE
------------------------------------------------------------------------------------------------------------------------
Taxes                                      40,676                   42,672                1,996               1,541
Miscellaneous Receipts                     15,903                   17,483                1,580                 297
TOTAL STATE FUNDS RECEIPTS                 56,579                   60,155                3,576               1,838

     Total State Funds receipts are projected to total $60.16 billion in 2003-04, an increase of $3.58 billion or 6.3 percent from 2002-03. State Funds tax receipts are projected to total $42.67 billion, an increase of $2.0 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million), offset by revenue losses associated with the closeout of 2002-03 and the April PIT settlement ($462 million). These changes are discussed in more detail in the General Fund section above.

     Miscellaneous receipts in the State Funds are projected to total $17.48 billion, an increase of $1.58 billion over 2002-03. The growth in miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending from the Dedicated Highway and Bridge Trust Fund ($961 million), economic development spending that is not counted by the State Comptroller as spending even though the bond proceeds are counted as State-supported debt ($325 million), and growth in SUNY revenues primarily attributable to an anticipated tuition increase ($280 million). These increases are offset by a decline in General Fund miscellaneous receipts primarily due to the loss of non-recurring actions ($322 million).

     The increase in State Funds receipts of $1.84 billion over the 30-day estimates is comprised of a projected tax increase of $1.54 billion and miscellaneous receipts increase of $297 million. The projected tax growth is consistent with the enacted tax increases described above. The growth in miscellaneous receipts is primarily attributable to the timing of the receipt of bond proceeds to reimburse capital spending ($482 million), offset by a decline in State Funds receipts in support of Medicaid due to the legislative restoration of the proposed home care and hospital assessments ($281 million).

     Total State Funds disbursements are projected at $61.09 billion in 2003-04, an increase of $3.38 billion or 5.8 percent from 2002-03. Of this amount, $1.32 billion is due to a net increase in General Fund spending as described in detail above, and $2.05 billion is due to growth in other State funds.

                            STATE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                2002-03                2003-04             ANNUAL          CHANGE FROM
                                            ADJUSTED ACTUALS       ADJUSTED ENACTED       $CHANGE        30-DAY ESTIMATE
------------------------------------------------------------------------------------------------------------------------
Welfare                                            496                  1,127               631                114
General State Charges                            3,088                  3,608               520                 43
Medicaid                                         8,413                  8,852               439                559
Community Projects Fund                            105                    455               350                200
Debt Service                                     3,038                  3,387               349                 27
Public Health                                    2,023                  2,218               195                 88
SUNY                                             4,043                  4,225               182                 58
STAR                                             2,664                  2,800               136                 93
School Aid                                      14,121                 14,225               104                608
Transportation                                   3,521                  3,600                79                 42
Handicapped/All Other Education                  1,522                  1,443               (79)               152
Mental Hygiene                                   2,645                  2,572               (73)                42
Public Protection                                2,902                  2,899                (3)                18
All Other                                        9,131                  9,676               545                172
TOTAL STATE FUNDS DISBURSEMENTS                 57,712                 61,087             3,375              2,216

     State Funds Medicaid spending growth of $439 million (5.2 percent) reflects increased General Fund spending of $318 million (discussed in the General Fund section above) and an increase of $121 million in Special Revenue Funds. Additional HCRA financing for the Family Health Plus program, workforce recruitment and retention initiatives, and additional funding for Medicaid pharmacy costs represent $389 million of the net growth in the Special Revenue Funds. This increase is partially offset by lower spending attributable to the use of available pool balances in the Indigent Care Fund ($125 million) in 2002-03, the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), and the legislative reduction of the nursing home gross receipts assessment from 6 percent to 5 percent ($45 million).

     Spending from Debt Service Funds is estimated to increase by $349 million or 11.5 percent from 2002-03. The net increase in debt service spending reflects planned growth in costs, and additional bonding enacted by the Legislature for the CHIPs capital program and equipment for E-911 cellular emergency systems. Net debt service costs increased modestly ($27 million) from the 30-day estimates.

     Public Health spending supported by State Funds is projected to increase $195 million (9.6 percent) from the prior year, of which the General Fund supports $41 million. The increase in other State-supported spending is primarily attributable to additional spending for the Elderly Pharmaceutical Insurance Coverage Program (EPIC) providing senior citizens with prescription drug insurance ($105 million) and the Child Health Plus program providing health insurance to children up to age 19 ($68 million).

     Projected annual spending growth of $182 million for SUNY is primarily attributable to enrollment growth at the State-operated campuses, hospital program expansion, and anticipated increases in disbursements for capital programs. The annual growth in the STAR program of $136 million is mainly due to inflation and increased taxpayer participation.

     Annual State Funds spending growth due mostly to General Fund changes include: Welfare ($631 million), primarily reflecting the use of non-recurring Federal TANF reserve funds to offset 2002-03 welfare spending; General State Charges ($520 million), primarily due to higher pension and health insurance costs; and increased spending from the Community Projects Funds ($350 million).

     Major areas experiencing modest annual increases or decreases on a State Funds basis include: school aid (up $104 million), transportation (up $79 million), handicapped/all other education (down $79 million), mental hygiene (down $73 million) and public protection (down $3 million).

     State Funds disbursements increased $2.22 billion over the 30-day estimates primarily due to net legislative changes including school aid ($608 million), Medicaid ($559 million), the Community Projects Fund ($200 million), handicapped/all other education ($152 million), and welfare ($114 million).

ALL GOVERNMENTAL FUNDS

     All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds (discussed earlier) with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

                         ALL GOVERNMENTAL FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                     2002-03               2003-04           ANNUAL          CHANGE FROM
                                                 ADJUSTED ACTUALS     ADJUSTED ENACTED       $CHANGE       30-DAY ESTIMATE
--------------------------------------------------------------------------------------------------------------------------
Taxes                                                 40,676               42,672             1,996             1,541
Miscellaneous Receipts                                16,056               17,705             1,649               301
Federal Grants                                        33,242               33,444               202             1,426
TOTAL ALL GOVERNMENTAL FUNDS RECEIPTS                 89,974               93,821             3,847             3,268

         All Governmental Funds receipts are projected to be $93.82 billion in 2003-04, an increase of $3.85 billion or 4.3 percent from 2002-03. Tax receipts are projected to increase by $2.0 billion to total $42.67 billion primarily reflecting the impact of the enacted tax increases previously discussed.

     Miscellaneous receipts are projected to increase by $1.65 billion to total $17.71 billion over 2002-03. The growth in All Governmental Funds miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending, economic development spending, and SUNY tuition increases, offset by a decline in General Fund miscellaneous receipts as discussed above.

     Federal Grants are projected to total $33.44 billion, an increase of $202 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance. Federal receipts are generally assumed to be received in the State fiscal year in which spending is incurred; therefore, the revisions to Federal receipts correspond to the adjustments to the federally-reimbursed spending revisions described below.

     The All Governmental Funds receipts increase of $3.27 billion over the 30-day estimates is comprised of enacted tax increases described above and Federal grants of $1.43 billion primarily due to increases in Medicaid spending.

     All Governmental Funds spending is estimated at $94.47 billion in 2003-04, an annual increase of $3.52 billion or 3.9 percent. The spending growth is comprised of the State Funds increases of $3.38 billion and growth in Federal Funds of $143 million. The growth in Federal spending is primarily due to increases for Medicaid ($1.02 billion), offset by declines in welfare ($426 million), World Trade Center costs ($302 million) and education ($180 million).

                      ALL GOVERNMENTAL FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                              2002-03            2003-04           ANNUAL         CHANGE FROM
                                          ADJUSTED ACTUALS   ADJUSTED ENACTED     $CHANGE       30-DAY ESTIMATE
---------------------------------------------------------------------------------------------------------------
Medicaid                                       25,315            26,778             1,463            2,003
Public Health                                   3,230             3,778               548              137
General State Charges                           3,272             3,774               502               43
Community Projects Fund                           105               455               350              200
Debt Service                                    3,038             3,387               349               27
Welfare                                         2,803             3,008               205              124
Mental Hygiene                                  4,983             5,174               191               45
SUNY                                            4,208             4,368               160               58
STAR                                            2,664             2,800               136               93
School Aid                                     14,121            14,225               104              608
Handicapped/All Other Education                 3,922             3,663              (259)             187
Transportation                                  4,907             4,834               (73)              13
Public Protection                               3,096             3,027               (69)              18
All Other                                      15,292            15,203               (89)             109
TOTAL ALL FUNDS DISBURSEMENTS                  90,956            94,474             3,518            3,665

     All Governmental Funds Medicaid spending growth of $1.46 billion reflects previously discussed State Funds spending growth of $439 million, and an increase of $1.02 billion (6.1 percent) in Medicaid spending supported by Federal Funds, which are estimated to total $26.78 billion in 2003-04. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($1.10 billion) and increased aid governed from an increase in disproportionate share payments to public hospitals ($394 million). This increase is partially offset by the mandated phase out of the nursing home intergovernmental transfers ($119 million), the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center ($83 million), nonrecurring additional indigent care payments ($72 million), and various other cost containment proposals. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

     Public health spending supported by All Governmental Funds is expected to increase by $548 million from 2002-03 of which $195 million is attributable to increased State Funds support and the remaining $353 million consisting of additional Federal aid. The growth in Federal aid is largely attributable to increased spending for the Child Health Plus program ($324 million).

     Spending from All Governmental Funds in support of welfare initiatives increased $205 million from 2002-03 actuals and reflects the State Funds increase described above ($631 million) offset by decreased welfare spending from federal funds ($426 million). The decreased spending is primarily due to the loss of one-time credits that were used to support 2002-03 spending.

     All Governmental Funds spending growth largely attributable to State Funds spending includes growth for General State Charges ($502 million), Community Projects Fund ($350 million), debt service ($349 million), SUNY ($160 million), STAR ($136 million), and school aid ($104 million).

     Major areas experiencing modest annual increases or decreases on an All Governmental Funds basis include: mental hygiene (up $191 million), handicapped/all other education (down $259 million), transportation (down $73 million), and public protection (down $69 million).

     All Governmental Funds disbursements increased $3.67 billion over the 30-day estimates due to State Funds spending increases of $2.22 billion described above and growth in Federal Medicaid spending ($1.45 billion) attributable to legislative restorations of various cost containment and revenue maximizations, as well as revised estimates for underlying Federal Medicaid spending.

FIRST QUARTER CASH FLOW

     Unlike previous years, the 2003-04 General Fund first quarter cash flow estimates assume continued implementation of emergency cash management actions implemented after delays in enacting tobacco securitization legislation led to potential cash imbalances. The General Fund cash flow position is expected to be extremely tight during the first quarter of the 2003-04 fiscal year and thus requires continued management actions to maintain positive balances until $2.1 billion of tobacco proceeds are received in late June. DOB continues to monitor cash balances on a daily basis and has administratively managed the flow of funds and disbursements while continuing essential governmental operations through a statewide austerity plan. Under the current cash management plan, daily cash balances are expected to fluctuate significantly.

     The General Fund balances assume continued deferrals of discretionary payments through June, including school aid payments scheduled in May and early June until the State receives the tobacco securitization proceeds. Thereafter, cash balances are expected to be healthy until March of the fiscal year.

     The General Fund is projected to end May with a balance of $2.15 billion. This balance, along with June receipts, will be used to make the school aid payment deferred from March on June 2 ($1.2 billion) as well as weekly Medicaid, payroll, and other critical payments. As a result, cash balances are expected to decline to very low levels by mid-June. The State expects to make the remaining May and June school aid payments ($2.5 billion) in late June upon the receipt of tobacco securitization proceeds. Absent these proceeds, General Fund resources would be insufficient to pay school aid and end the month with a positive cash balance.

     The 2003-04 Enacted Budget amends State Finance Law to permit the State Comptroller to make balances in other funds and accounts temporarily available to the General Fund for intra-month cash flow needs as long as such balances can be repaid by the end of the month. This provision is set to expire on March 31, 2004.

GAAP-BASIS FINANCIAL PLANS

     The February Financial Plan included General Fund Financial Plans prepared in accordance with Generally Accepted Accounting Principles (GAAP) for State fiscal years 2002-03 through 2005-06. The accounting principles that DOB applied in preparing the GAAP projections are consistent with those applied by the State Comptroller for the 2001-02 GAAP-basis Financial Statements. Accordingly, the projections do not reflect the impact of any pending proposals of the Governmental Accounting Standards Board, including GASB 34. The changes mandated by GASB 34 are expected to significantly change the presentation of GAAP-basis financial results for state and local governments in 2002-03.

     The General Fund GAAP Financial Plan issued as part of the February Financial Plan projected that the State would end the 2002-03 fiscal year with an operating imbalance of $2.74 billion. The operating result reflected the use of reserves in response to the World Trade Center disaster. As a result of the operating deficit, the accumulated surplus was projected to decline from $492 million at the end of 2001-02 to a $2.24 billion accumulated deficit at the end of 2002-03.

     Certain legislative actions, including deferring a Medicaid Cycle ($170 million), and delaying TAP payments ($104 million) are expected to negatively impact the GAAP Financial Plan.

     Additionally, the deferral of $1.9 billion in spending from 2002-03 until 2003-04 is expected to increase the 2002-03 accumulated GAAP-basis deficit, since the deferred payments are expected to be accrued to the 2002-03 fiscal year. However, the tobacco settlement revenues originally anticipated in 2002-03 but now expected in 2003-04 are likely to be accrued to the 2003-04 fiscal year resulting in no net change to the accumulated GAAP deficit by the end of 2003-04.

     DOB expects to update the GAAP Financial Plan estimates for 2003-04 in the First Quarterly Financial Plan Update to be issued in July 2003.

OUTYEAR GENERAL FUND FINANCIAL PLAN PROJECTIONS

     General Fund budget gaps for the 2004-05 and 2005-06 fiscal years have increased significantly from the 30-day projections. It is currently estimated that spending and revenue actions in the Enacted Budget in concert with events since presentation of the Executive Budget will increase gaps to over $6 billion in 2004-05 and $8 billion in 2005-06, before reflecting savings from the Fiscal Management Plan or extra Federal aid. The Fiscal Management Plan savings will be implemented in 2003-04, and these actions coupled with new Federal assistance are expected to produce recurring savings in the outyears, reducing the gaps by approximately $900 million in each year.

     Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid cycle trend analysis.

     These factors have historically been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

     The outyear gap estimates do not assume any collective bargaining salary increases. If the projected budget gap for 2004-05 is closed fully with recurring actions, the 2005-06 budget gap would be reduced to under $2 billion.

     Revenues are projected to increase from the Executive Budget as a result of legislative changes by $1.4 billion in 2004-05 and $605 million in 2005-06. The revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. New revenue actions include a personal income tax surcharge ($1.2 billion in 2004-05 and $1.0 billion in 2005-06), one-quarter percent increase in sales tax ($572 million in 2004-05 and $100 million in 2005-06), and a decoupling from Federal bonus depreciation provisions ($100 million in 2004-05 and $90 million in 2005-06). These revenue actions are offset by the loss of receipts due to the sales tax free week proposed in the Executive Budget ($315 million in 2004-05 and $435 million in 2005-06), and the intended transfer of State sales tax receipts to New York City ($170 million annually).

     In addition, revenues are expected to decrease by $609 million in 2004-05 and 2005-06 primarily reflecting the impact of 2002-03 actuals and the April 2003 PIT settlement.

     As compared to the Executive Budget, spending is projected to increase by $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects revisions based on actual results and net legislative adds to the Governor's Executive Budget, including Medicaid programs ($1.7 billion in 2004-05 and $1.5 billion in 2005-06), school aid, including revised estimates resulting from the May 15 database update ($1.4 billion in 2004-05 and 2005-06), higher education ($323 million in 2004-05 and $303 million in 2005-06), and higher general state charges primarily driven by restorations of health insurance savings initiatives and the planned payment of the full required pension bill in 2004-05 and 2005-06 ($555 million in 2004-05 and $338 million in 2005-06).

     2004-05 spending grows $2.2 billion above the $2.3 billion increase in 2003-04 from the Executive Budget (for a total 2004-05 increase of $4.5 billion). This incremental growth is driven by the annualization of Medicaid restorations ($403 million), HCRA ($268 million), and the deferral of a 2003-04 Medicaid cycle into 2004-05 ($170 million), the "tail" of school aid adds and restorations including the loss of proposed BOCES and Building Aid reforms ($571 million), the May 15 school aid database revisions ($184 million), and increased fringe benefits costs including the denial of the Governor's proposed pension reforms and the restoration of proposed health insurance cost containment ($521 million).

     Fiscal Management Plan savings include continuing the statewide austerity measures implemented during 2003-04, mandating agencies to eliminate, consolidate, and streamline governmental services, reducing the State workforce further, maximizing Federal aid, and planning legislative actions that may include statutory modifications to programs.

     A more detailed discussion of these revenue and spending changes, as well as the Fiscal Management Plan, is described in the Overview and General Fund sections above.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                  2002-2003         2003-2004
                                                                   ADJUSTED          ADJUSTED          ANNUAL
                                                                    ACTUAL           ENACTED           CHANGE
                                                               --------------    --------------    --------------
OPENING FUND BALANCE                                                    1,032               815              (217)
                                                               ==============    ==============    ==============
RECEIPTS:
Taxes:
Personal income tax                                                    16,791            16,285              (506)
User taxes and fees                                                     7,063             8,007               944
Business taxes                                                          3,380             3,498               118
Other taxes                                                               743               771                28
Miscellaneous receipts                                                  3,991             3,669              (322)
Transfers from other funds:
PIT in excess of Revenue Bond debt service                              4,215             5,125               910
Sales tax in excess of LGAC debt service                                1,919             1,853               (66)
Real estate taxes in excess of CW/CA debt service                         263               202               (61)
All other                                                                 931               430              (501)
                                                               --------------    --------------    --------------
TOTAL RECEIPTS                                                         39,296            39,840               544
                                                               ==============    ==============    ==============
DISBURSEMENTS:
Grants to local governments                                            26,713            28,009             1,296
State operations                                                        7,715             7,168              (547)
General State charges                                                   2,732             3,199               467
Transfers to other funds:
Debt service                                                            1,496             1,583                87
Capital projects                                                          170               251                81
State University                                                           26               145               119
Other purposes                                                            661               482              (179)
                                                               --------------    --------------    --------------
TOTAL DISBURSEMENTS                                                    39,513            40,837             1,324
                                                               ==============    ==============    ==============
FISCAL MANAGEMENT PLAN/FEDERAL AID                                          0               912               912
                                                               ==============    ==============    ==============
CHANGE IN FUND BALANCE                                                   (217)              (85)              132
                                                               ==============    ==============    ==============
CLOSING FUND BALANCE                                                      815               730               (85)
                                                               ==============    ==============    ==============
Tax Stabilization Reserve Fund                                            710               710                 0
Contingency Reserve Fund                                                   20                20                 0
Community Projects Fund                                                    85                 0               (85)

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                                                      ADJUSTED
                                                                   30-DAY            CHANGE            ENACTED
                                                               --------------    --------------    --------------
OPENING FUND BALANCE                                                      805                10               815
                                                               ==============    ==============    ==============
RECEIPTS:
Taxes:
Personal income tax                                                    15,452               833            16,285
User taxes and fees                                                     7,508               499             8,007
Business taxes                                                          3,682              (184)            3,498
Other taxes                                                               771                 0               771
Miscellaneous receipts                                                  3,579                90             3,669
Transfers from other funds:
PIT in excess of Revenue Bond debt service                              4,865               260             5,125
Sales tax in excess of LGAC debt service                                1,999              (146)            1,853
Real estate taxes in excess of CW/CA debt service                         202                 0               202
All other                                                                 379                51               430
                                                               --------------    --------------    --------------
TOTAL RECEIPTS                                                         38,437             1,403            39,840
                                                               ==============    ==============    ==============
DISBURSEMENTS:
Grants to local governments                                            25,780             2,229            28,009
State operations                                                        7,166                 2             7,168
General State charges                                                   3,165                34             3,199
Transfers to other funds:
Debt service                                                            1,583                 0             1,583
Capital projects                                                          206                45               251
State university                                                          145                 0               145
Other purposes                                                            467                15               482
                                                               --------------    --------------    --------------
TOTAL DISBURSEMENTS                                                    38,512             2,325            40,837
                                                               ==============    ==============    ==============
FISCAL MANAGEMENT PLAN/FEDERAL AID                                          0               912               912
                                                               ==============    ==============    ==============
CHANGE IN FUND BALANCE                                                    (75)              (10)              (85)
                                                               ==============    ==============    ==============
CLOSING FUND BALANCE                                                      730                 0               730
                                                               ==============    ==============    ==============
Tax Stabilization Reserve Fund                                            710                 0               710
Contingency Reserve Fund                                                   20                 0                20

NOTE: THE 30-DAY OPENING FUND BALANCE WAS REDUCED BY $198 MILLION AND THE PERSONAL INCOME TAX RECEIPTS WERE INCREASED BY $198 MILLION TO REFLECT THE TAX REFUND RESERVE TRANSACTION.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                                  2002-2003         2003-2004
                                                                   ACTUAL            ENACTED           CHANGE
                                                               --------------    --------------    --------------
OPENING FUND BALANCE                                                    1,032               815              (217)
                                                               ==============    ==============    ==============
RECEIPTS:
Taxes:
Personal income tax                                                    16,791            16,285              (506)
User taxes and fees                                                     7,063             8,007               944
Business taxes                                                          3,380             3,498               118
Other taxes                                                               743               771                28
Miscellaneous receipts                                                  2,091             5,569             3,478
Transfers from other funds:
PIT in excess of Revenue Bond debt service                              4,215             5,125               910
Sales tax in excess of LGAC debt service                                1,919             1,853               (66)
Real estate taxes in excess of CW/CA debt service                         263               202               (61)
All other                                                                 931               430              (501)
                                                               --------------    --------------    --------------
TOTAL RECEIPTS                                                         37,396            41,740             4,344
                                                               ==============    ==============    ==============
DISBURSEMENTS:
Grants to local governments                                            24,887            29,835             4,948
State operations                                                        7,678             7,205              (473)
General State charges                                                   2,699             3,232               533
Transfers to other funds:
Debt service                                                            1,496             1,583                87
Capital projects                                                          166               255                89
State University                                                           26               145               119
Other purposes                                                            661               482              (179)
                                                               --------------    --------------    --------------
TOTAL DISBURSEMENTS                                                    37,613            42,737             5,124
                                                               ==============    ==============    ==============
FISCAL MANAGEMENT PLAN/FEDERAL AID                                          0               912               912
                                                               ==============    ==============    ==============
CHANGE IN FUND BALANCE                                                   (217)              (85)              132
                                                               ==============    ==============    ==============
CLOSING FUND BALANCE                                                      815               730               (85)
                                                               ==============    ==============    ==============
Tax Stabilization reserve Fund                                            710               710                 0
Contingency Reserve Fund                                                   20                20                 0
Community Projects Fund                                                    85                 0               (85)

NOTE: ACTUALS REFLECT THE AMOUNTS PUBLISHED IN THE COMPTROLLER'S CASH BASIS REPORT RELEASED ON APRIL 15, 2003.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2002-2003
                              (MILLIONS OF DOLLARS)

                                                                                                      ADJUSTED
                                                                   ACTUAL          ADJUSTMENTS         ACTUAL
                                                               --------------    --------------    --------------
OPENING FUND BALANCE                                                    1,032                 0             1,032
                                                               ==============    ==============    ==============
RECEIPTS:
Taxes:
Personal income tax                                                    16,791                 0            16,791
User taxes and fees                                                     7,063                 0             7,063
Business taxes                                                          3,380                 0             3,380
Other taxes                                                               743                 0               743
Miscellaneous receipts                                                  2,091             1,900             3,991
Transfers from other funds:
PIT in excess of Revenue Bond debt service                              4,215                 0             4,215
Sales tax in excess of LGAC debt service                                1,919                 0             1,919
Real estate taxes in excess of CW/CA debt service                         263                 0               263
All other                                                                 931                 0               931
                                                               --------------    --------------    --------------
TOTAL RECEIPTS                                                         37,396             1,900            39,296
                                                               ==============    ==============    ==============
DISBURSEMENTS:
Grants to local governments                                            24,887             1,826            26,713
State operations                                                        7,678                37             7,715
General State charges                                                   2,699                33             2,732
Transfers to other funds:
Debt service                                                            1,496                 0             1,496
Capital projects                                                          166                 4               170
State University                                                           26                 0                26
Other purposes                                                            661                 0               661
                                                               --------------    --------------    --------------
TOTAL DISBURSEMENTS                                                    37,613             1,900            39,513
                                                               ==============    ==============    ==============
CHANGE IN FUND BALANCE                                                   (217)                0              (217)
                                                               ==============    ==============    ==============
CLOSING FUND BALANCE                                                      815                 0               815
                                                               ==============    ==============    ==============
Tax Stabilization Reserve Fund                                            710                 0               710
Contingency Reserve Fund                                                   20                 0                20
Community Projects Fund                                                    85                 0                85

NOTE: ACTUALS REFLECT THE AMOUNTS PUBLISHED IN THE COMPTROLLER'S CASH BASIS REPORT RELEASED ON APRIL 15, 2003.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                                                       ADJUSTED
                                                                   ENACTED        ADJUSTMENTS          ENACTED
                                                               --------------    --------------    --------------
OPENING FUND BALANCE                                                      815                 0               815
                                                               ==============    ==============    ==============

RECEIPTS:
Taxes:
Personal income tax                                                    16,285                 0            16,285
User taxes and fees                                                     8,007                 0             8,007
Business taxes                                                          3,498                 0             3,498
Other taxes                                                               771                 0               771
Miscellaneous receipts                                                  5,569            (1,900)            3,669
Transfers from other funds:
PIT in excess of Revenue Bond debt service                              5,125                 0             5,125
Sales tax in excess of LGAC debt service                                1,853                 0             1,853
Real estate taxes in excess of CW/CA debt service                         202                 0               202
All other                                                                 430                 0               430
                                                               --------------    --------------    --------------
TOTAL RECEIPTS                                                         41,740            (1,900)           39,840
                                                               ==============    ==============    ==============
DISBURSEMENTS:
Grants to local governments                                            29,835            (1,826)           28,009
State operations                                                        7,205               (37)            7,168
General State charges                                                   3,232               (33)            3,199
Transfers to other funds:
Debt service                                                            1,583                 0             1,583
Capital projects                                                          255                (4)              251
State University                                                          145                 0               145
Other purposes                                                            482                 0               482
                                                               --------------    --------------    --------------
TOTAL DISBURSEMENTS                                                    42,737            (1,900)           40,837
                                                               ==============    ==============    ==============
FISCAL MANAGEMENT PLAN/FEDERAL AID                                        912                 0               912
                                                               ==============    ==============    ==============
CHANGE IN FUND BALANCE                                                    (85)                0               (85)
                                                               ==============    ==============    ==============
CLOSING FUND BALANCE                                                      730                 0               730
                                                               ==============    ==============    ==============
Tax Stabilization Reserve Fund                                            710                 0               710
Contingency Reserve Fund                                                   20                 0                20

NOTE: THE 30-DAY OPENING FUND BALANCE WAS REDUCED BY $198 MILLION AND THE PERSONAL INCOME TAX RECEIPTS WERE INCREASED BY $198 MILLION TO REFLECT THE PIT REFUND RESERVE TRANSACTION.

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                 2002-2003          2003-2004
                                                                  ADJUSTED           ADJUSTED          ANNUAL
                                                                   ACTUAL            ENACTED           CHANGE
                                                               --------------    --------------    --------------
PERSONAL INCOME TAX                                                    16,791            16,285              (506)
                                                               --------------    --------------    --------------
USER TAXES AND FEES                                                     7,063             8,007               944
                                                               --------------    --------------    --------------
Sales and use tax                                                       6,328             7,285               957
Cigarette and tobacco taxes                                               446               425               (21)
Motor vehicle fees                                                         67                75                 8
Alcoholic beverages taxes                                                 180               180                 0
Alcoholic beverage control license fees                                    42                42                 0
BUSINESS TAXES                                                          3,380             3,498               118
                                                               --------------    --------------    --------------
Corporation franchise tax                                               1,407             1,450                43
Corporation and utilities tax                                             860               805               (55)
Insurance taxes                                                           704               818               114
Bank tax                                                                  409               425                16
OTHER TAXES                                                               743               771                28
                                                               --------------    --------------    --------------
Estate tax                                                                701               737                36
Gift tax                                                                    7                 0                (7)
Real property gains tax                                                     5                 2                (3)
Pari-mutuel taxes                                                          29                31                 2
Other taxes                                                                 1                 1                 0
TOTAL TAXES                                                            27,977            28,561               584
                                                               --------------    --------------    --------------
MISCELLANEOUS RECEIPTS                                                  3,991             3,669              (322)
                                                               --------------    --------------    --------------
TOTAL                                                                  31,968            32,230               262
                                                               ==============    ==============    ==============

NOTE: ADJUSTED MISCELLANEOUS RECEIPTS INCLUDE $1.9 BILLION IN TOBACCO SECURITIZATION PROCEEDS IN 2002-03 THAT WILL BE RECEIVED IN 2003-04.

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                 2002-2003         2003-2004
                                                                  ADJUSTED         ADJUSTED
                                                                   ACTUAL           ENACTED            CHANGE
                                                               --------------    --------------    --------------
PERSONAL INCOME TAX                                                    23,698            24,460               762
                                                               --------------    --------------    --------------
USER TAXES AND FEES                                                    10,804            11,984             1,180
                                                               --------------    --------------    --------------
Sales and use taxes                                                     8,796             9,956             1,160
Cigarette and tobacco taxes                                               446               425               (21)
Motor fuel tax                                                            544               537                (7)
Motor vehicle fees                                                        612               651                39
Highway use tax                                                           147               149                 2
Alcoholic beverage taxes                                                  180               180                 0
Alcoholic beverage control license fees                                    42                42                 0
Auto rental tax                                                            37                44                 7
BUSINESS TAXES                                                          4,983             5,052                69
                                                               --------------    --------------    --------------
Corporation franchise tax                                               1,612             1,655                43
Corporation and utilities taxes                                         1,091               993               (98)
Insurance taxes                                                           776               903               127
Bank tax                                                                  481               500                19
Petroleum business taxes                                                1,023             1,001               (22)
OTHER TAXES                                                             1,191             1,176               (15)
                                                               --------------    --------------    --------------
Estate tax                                                                701               737                36
Gift tax                                                                    7                 0                (7)
Real property gains tax                                                     5                 2                (3)
Real estate transfer tax                                                  448               404               (44)
Pari-mutuel taxes                                                          29                32                 3
Other taxes                                                                 1                 1                 0
TOTAL TAXES                                                            40,676            42,672             1,996
                                                               --------------    --------------    --------------
MISCELLANEOUS RECEIPTS                                                 16,056            17,705             1,649
                                                               --------------    --------------    --------------
FEDERAL GRANTS                                                         33,242            33,444               202
                                                               --------------    --------------    --------------
TOTAL                                                                  89,974            93,821             3,847
                                                               ==============    ==============    ==============

NOTE: ADJUSTED MISCELLANEOUS RECEIPTS INCLUDE $1.9 BILLION IN TOBACCO SECURITIZATION PROCEEDS IN 2002-03 THAT WILL BE RECEIVED IN 2003-04.

                                  GENERAL FUND
                           TAX REFUND RESERVE ACCOUNT
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                 2002-2003          2003-2004
                                                                  ADJUSTED          ADJUSTED             ANNUAL
                                                                   ACTUAL            ENACTED             CHANGE
                                                               --------------     --------------     --------------
Withholdings                                                           19,959             22,135              2,176
Estimated Payments                                                      4,855              4,780                (75)
Final Payments                                                          1,334              1,241                (93)
Delinquencies                                                             796                670               (126)
                                                               --------------     --------------     --------------
GROSS COLLECTIONS                                                      26,944             28,826              1,882
State/City Offset                                                        (288)              (300)               (12)
Refund Reserve                                                          1,050                159               (891)
Refunds                                                                (4,008)(1)         (4,225)(2)           (217)
                                                               --------------     --------------     --------------
REPORTED TAX COLLECTIONS                                               23,698             24,460                762
STAR                                                                   (2,664)            (2,800)              (136)
RBTF                                                                   (4,243)            (5,375)            (1,132)
                                                               --------------     --------------     --------------
GENERAL FUND                                                           16,791             16,285               (506)
                                                               ==============     ==============     ==============

     Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) Fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

NOTE 1: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2001 LIABILITY AND PAYMENT OF $960 MILLION OF CALENDAR YEAR 2002 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2002-03 FISCAL YEAR AND A BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $627 MILLION.

NOTE 2: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2002 LIABILITY AND THE PROJECTED PAYMENT OF $960 MILLION OF CALENDAR YEAR 2003 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2003-04 FISCAL YEAR AND A PROJECTED BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $468 MILLION.

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                       SPECIAL         CAPITAL          DEBT
                                        GENERAL        REVENUE         PROJECTS        SERVICE          (MEMO)
                                         FUND           FUNDS           FUNDS           FUNDS            TOTAL
                                     ------------    ------------    ------------    ------------    ------------
OPENING FUND BALANCE                          815             894            (560)            158           1,307
                                     ============    ============    ============    ============    ============
RECEIPTS:
Taxes                                      28,561           4,401           1,765           7,945          42,672
Miscellaneous receipts                      5,569           9,880           3,232             702          19,383
Federal grants                                  0               0               0               0               0
                                     ------------    ------------    ------------    ------------    ------------
TOTAL RECEIPTS                             34,130          14,281           4,997           8,647          62,055
                                     ============    ============    ============    ============    ============
DISBURSEMENTS:
Grants to local governments                29,835          10,191           1,095               0          41,121
State operations                            7,205           4,561               0               8          11,774
General State charges                       3,232             410               0               0           3,642
Debt service                                    0               0               0           3,387           3,387
Capital projects                                0               2           3,061               0           3,063
                                     ------------    ------------    ------------    ------------    ------------
TOTAL DISBURSEMENTS                        40,272          15,164           4,156           3,395          62,987
                                     ============    ============    ============    ============    ============
OTHER FINANCING SOURCES (USES):
Transfers from other funds                  7,610             801             401           4,844          13,656
Transfers to other funds                   (2,465)           (231)         (1,068)        (10,093)        (13,857)
Bond and note proceeds                          0               0             248               0             248
                                     ------------    ------------    ------------    ------------    ------------
NET OTHER FINANCING SOURCES (USES)          5,145             570            (419)         (5,249)             47
                                     ============    ============    ============    ============    ============
FISCAL MANAGEMENT PLAN/FEDERAL AID            912               0               0               0             912
                                     ============    ============    ============    ============    ============
CHANGE IN FUND BALANCE                        (85)           (313)            422               3              27
                                     ============    ============    ============    ============    ============
CLOSING FUND BALANCE                          730             581            (138)            161           1,334
                                     ============    ============    ============    ============    ============

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                       SPECIAL          CAPITAL          DEBT
                                        GENERAL        REVENUE         PROJECTS        SERVICE           (MEMO)
                                         FUND           FUNDS            FUNDS          FUNDS            TOTAL
                                     ------------    ------------    ------------    ------------    ------------
OPENING FUND BALANCE                          815             894            (560)            158           1,307
                                     ============    ============    ============    ============    ============
RECEIPTS:
Taxes                                      28,561           4,401           1,765           7,945          42,672
Miscellaneous receipts                      3,669           9,880           3,232             702          17,483
Federal grants                                  0               0               0               0               0
                                     ------------    ------------    ------------    ------------    ------------
TOTAL RECEIPTS                             32,230          14,281           4,997           8,647          60,155
                                     ============    ============    ============    ============    ============
DISBURSEMENTS:
Grants to local governments                28,009          10,191           1,095               0          39,295
State operations                            7,168           4,561               0               8          11,737
General State charges                       3,199             410               0               0           3,609
Debt service                                    0               0               0           3,387           3,387
Capital projects                                0               2           3,057               0           3,059
                                     ------------    ------------    ------------    ------------    ------------
TOTAL DISBURSEMENTS                        38,376          15,164           4,152           3,395          61,087
                                     ============    ============    ============    ============    ============
OTHER FINANCING SOURCES (USES):
Transfers from other funds                  7,610             801             397           4,844          13,652
Transfers to other funds                   (2,461)           (231)         (1,068)        (10,093)        (13,853)
Bond and note proceeds                          0               0             248               0             248
                                     ------------    ------------    ------------    ------------    ------------
NET OTHER FINANCING SOURCES (USES)          5,149             570            (423)         (5,249)             47
                                     ============    ============    ============    ============    ============
FISCAL MANAGEMENT PLAN/FEDERAL AID            912               0               0               0             912
                                     ============    ============    ============    ============    ============
CHANGE IN FUND BALANCE                        (85)           (313)            422               3              27
                                     ============    ============    ============    ============    ============
CLOSING FUND BALANCE                          730             581            (138)            161           1,334
                                     ============    ============    ============    ============    ============

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                        SPECIAL         CAPITAL           DEBT
                                        GENERAL         REVENUE        PROJECTS         SERVICE         (MEMO)
                                         FUND            FUNDS           FUNDS           FUNDS          TOTAL
                                     ------------    ------------    ------------    ------------    ------------
OPENING FUND BALANCE                          815             986            (791)            158           1,168
                                     ============    ============    ============    ============    ============
RECEIPTS:
Taxes                                      28,561           4,401           1,765           7,945          42,672
Miscellaneous receipts                      5,569          10,102           3,232             702          19,605
Federal grants                                  0          31,806           1,638               0          33,444
                                     ------------    ------------    ------------    ------------    ------------
TOTAL RECEIPTS                             34,130          46,309           6,635           8,647          95,721
                                     ============    ============    ============    ============    ============
DISBURSEMENTS:
Grants to local governments                29,835          38,677           1,312               0          69,824
State operations                            7,205           7,790               0               8          15,003
General State charges                       3,232             576               0               0           3,808
Debt service                                    0               0               0           3,387           3,387
Capital projects                                0               2           4,350               0           4,352
                                     ------------    ------------    ------------    ------------    ------------
TOTAL DISBURSEMENTS                        40,272          47,045           5,662           3,395          96,374
                                     ============    ============    ============    ============    ============
OTHER FINANCING SOURCES (USES):
Transfers from other funds                  7,610           3,221             401           4,844          16,076
Transfers to other funds                   (2,465)         (2,594)         (1,200)        (10,093)        (16,352)
Bond and note proceeds                          0               0             248               0             248
                                     ------------    ------------    ------------    ------------    ------------
NET OTHER FINANCING SOURCES (USES)          5,145             627            (551)         (5,249)            (28)
                                     ============    ============    ============    ============    ============
FISCAL MANAGEMENT PLAN/FEDERAL AID            912               0               0               0             912
                                     ============    ============    ============    ============    ============
CHANGE IN FUND BALANCE                        (85)           (109)            422               3             231
                                     ============    ============    ============    ============    ============
CLOSING FUND BALANCE                          730             877            (369)            161           1,399
                                     ============    ============    ============    ============    ============

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                       SPECIAL          CAPITAL         DEBT
                                        GENERAL        REVENUE          PROJECTS       SERVICE          (MEMO)
                                         FUND           FUNDS            FUNDS          FUNDS           TOTAL
                                     ------------    ------------    ------------    ------------    ------------
OPENING FUND BALANCE                          815             986            (791)            158           1,168
                                     ============    ============    ============    ============    ============
RECEIPTS:
Taxes                                      28,561           4,401           1,765           7,945          42,672
Miscellaneous receipts                      3,669          10,102           3,232             702          17,705
Federal grants                                  0          31,806           1,638               0          33,444
                                     ------------    ------------    ------------    ------------    ------------
TOTAL RECEIPTS                             32,230          46,309           6,635           8,647          93,821
                                     ============    ============    ============    ============    ============
DISBURSEMENTS:
Grants to local governments                28,009          38,677           1,312               0          67,998
State operations                            7,168           7,790               0               8          14,966
General State charges                       3,199             576               0               0           3,775
Debt service                                    0               0               0           3,387           3,387
Capital projects                                0               2           4,346               0           4,348
                                     ------------    ------------    ------------    ------------    ------------
TOTAL DISBURSEMENTS                        38,376          47,045           5,658           3,395          94,474
                                     ============    ============    ============    ============    ============
OTHER FINANCING SOURCES (USES):
Transfers from other funds                  7,610           3,221             397           4,844          16,072
Transfers to other funds                   (2,461)         (2,594)         (1,200)        (10,093)        (16,348)
Bond and note proceeds                          0               0             248               0             248
                                     ------------    ------------    ------------    ------------    ------------
NET OTHER FINANCING SOURCES (USES)          5,149             627            (555)         (5,249)            (28)
                                     ============    ============    ============    ============    ============
FISCAL MANAGEMENT PLAN/FEDERAL AID            912               0               0               0             912
                                     ============    ============    ============    ============    ============
CHANGE IN FUND BALANCE                        (85)           (109)            422               3             231
                                     ============    ============    ============    ============    ============
CLOSING FUND BALANCE                          730             877            (369)            161           1,399
                                     ============    ============    ============    ============    ============

                               CASH FINANCIAL PLAN
                              SPECIAL REVENUE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                   STATE            FEDERAL             TOTAL
                                                               --------------    --------------    --------------
OPENING FUND BALANCE                                                      894                92               986
                                                               ==============    ==============    ==============
RECEIPTS:
Taxes                                                                   4,401                 0             4,401
Miscellaneous receipts                                                  9,880               222            10,102
Federal grants                                                              0            31,806            31,806
                                                               --------------    --------------    --------------
TOTAL RECEIPTS                                                         14,281            32,028            46,309
                                                               ==============    ==============    ==============
DISBURSEMENTS:
Grants to local governments                                            10,191            28,486            38,677
State operations                                                        4,561             3,229             7,790
General State charges                                                     410               166               576
Debt service                                                                0                 0                 0
Capital projects                                                            2                 0                 2
                                                               --------------    --------------    --------------
TOTAL DISBURSEMENTS                                                    15,164            31,881            47,045
                                                               ==============    ==============    ==============
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                                801             2,420             3,221
Transfers to other funds                                                 (231)           (2,363)           (2,594)
Bond and note proceeds                                                      0                 0                 0
                                                               --------------    --------------    --------------
NET OTHER FINANCING SOURCES (USES)                                        570                57               627
                                                               ==============    ==============    ==============
CHANGE IN FUND BALANCE                                                   (313)              204              (109)
                                                               ==============    ==============    ==============
CLOSING FUND BALANCE                                                      581               296               877
                                                               ==============    ==============    ==============

                               CASH FINANCIAL PLAN
                             CAPITAL PROJECTS FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                    STATE           FEDERAL             TOTAL
                                                               --------------    --------------    --------------
OPENING FUND BALANCE                                                     (560)             (231)             (791)
                                                               ==============    ==============    ==============
RECEIPTS:
Taxes                                                                   1,765                 0             1,765
Miscellaneous receipts                                                  3,232                 0             3,232
Federal grants                                                              0             1,638             1,638
                                                               --------------    --------------    --------------
TOTAL RECEIPTS                                                          4,997             1,638             6,635
                                                               ==============    ==============    ==============
DISBURSEMENTS:
Grants to local governments                                             1,095               217             1,312
State operations                                                            0                 0                 0
General State charges                                                       0                 0                 0
Debt service                                                                0                 0                 0
Capital projects                                                        3,057             1,289             4,346
                                                               --------------    --------------    --------------
TOTAL DISBURSEMENTS                                                     4,152             1,506             5,658
                                                               ==============    ==============    ==============
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                                397                 0               397
Transfers to other funds                                               (1,068)             (132)           (1,200)
                                                               --------------    --------------    --------------
Bond and note proceeds                                                    248                 0               248
                                                               ==============    ==============    ==============
NET OTHER FINANCING SOURCES (USES)                                       (423)             (132)             (555)
                                                               ==============    ==============    ==============
CHANGE IN FUND BALANCE                                                    422                 0               422
                                                               ==============    ==============    ==============
CLOSING FUND BALANCE                                                     (138)             (231)             (369)
                                                               ==============    ==============    ==============

                                    CASH FLOW
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                    APRIL              MAY             JUNE
                                                               --------------    --------------    --------------
OPENING FUND BALANCE                                                      815             2,786             2,145
                                                               ==============    ==============    ==============
RECEIPTS:
Taxes:
Personal income tax                                                     2,811               304             1,582
Sales tax                                                                 450               462               737
User taxes and fees                                                       103                56                59
Business taxes                                                             56              (128)              722
Other taxes                                                                49                67                73
Miscellaneous receipts                                                     70               103             2,239
Transfers from other funds                                                898               330               782
                                                               --------------    --------------    --------------
TOTAL RECEIPTS                                                          4,437             1,194             6,194
                                                               ==============    ==============    ==============
DISBURSEMENTS:
Grants to local governments                                             1,462               694             5,284
State operations                                                          743               814               611
General State charges                                                      32               241               236
Transfers to other funds                                                  229                86               350
                                                               --------------    --------------    --------------
TOTAL DISBURSEMENTS                                                     2,466             1,835             6,481
                                                               ==============    ==============    ==============
CHANGE IN FUND BALANCE                                                  1,971              (641)             (287)
                                                               ==============    ==============    ==============
CLOSING FUND BALANCE                                                    2,786             2,145             1,858
                                                               --------------    --------------    --------------

SPECIAL CONSIDERATIONS

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the sections entitled "Economic and Demographics," "Current Fiscal Year - National Economy" and "Current Fiscal Year - State Economy" in this AIS.

     Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State's flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the fiscal management plan into the Financial Plan projections by the release of the First Quarterly Update to the Financial Plan.

     The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget (see the section entitled "Litigation" for a discussion of two ongoing cases). In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

     Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

     DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the Local Government Assistance Corporation ("LGAC") statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities - Local Government Assistance Corporation" in this AIS.

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

     In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

                          J.P. Morgan Mutual Fund Trust

                            Part C. Other Information

Item 22. Exhibits

EXHIBIT    EXHIBIT
NUMBER     DESCRIPTION
-------    ------------

(a)(1) ARTICLES OF INCORPORATION. Declaration of Trust dated as of February 1, 1994. Incorporated herein by reference to the Registrant's Registration Statement as filed on February 14, 1994.

(a)(2) Amendment No. 1 to Declaration of Trust dated December 6, 2001. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(a)(3) Amendment No. 2 to Declaration of Trust dated February 5, 2003. Incorporated herein by reference to Registrant's Registration Statement as filed on December 26, 2003.

(a)(4) Amendment No. 3 to Declaration of Trust dated August 19, 2004. Incorporated herein by reference to Exhibit (1)(o) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(b)(1)     BY-LAWS. By-Laws of Registrant dated January 19, 1996.
           Incorporated herein by reference to the Registrant's Registration Statement as filed on February 14, 1994.

(b)(2) Certification of Amendment to By-Laws of Registrant dated January 19, 1996. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(b)(3) Amendment to By-Laws dated September 5, 2001. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement as filed on December 20, 2002 (Accession No. 0001047469-02-007862).

           Amendment to By-Laws. Incorporated herein by reference to Exhibit
           (2)(d) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession number 0001104659-04-029025).

(c)        INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

(d)(1) INVESTMENT ADVISORY CONTRACTS. Investment Advisory Agreement dated May 6, 1996 by and between Registrant and The Chase Manhattan Bank, N.A. and its Successor. Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement as filed on December 28, 1995 (Accession No. 0000922423-95-000282).

(d)(2) Assignment and Assumption Agreement dated February 28, 2001. Filed herewith.

(d) (3) Form of Amendment to the Investment Advisory Agreement effective February 19, 2005 by and between Registrant and The Chase Manhattan Bank, NA, as assigned to J.P. Morgan Fleming Asset Management (USA) Inc. in an Assignment and Assumption Agreement dated February 28, 2001, and then succeeded to by J.P. Morgan Investment Management Inc. Incorporated herein by reference to Exhibit (6)(b) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(e)(1) UNDERWRITING CONTRACTS. Distribution Agreement dated June 29, 2001 between Registrant and J.P. Morgan Fund Distributors, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(e)(2) Form of Amendment to Distribution Agreement dated July 25, 2002 between Registrant and J.P. Morgan Fund Distributors, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(e)(3) Form of Distribution Agreement effective February 19, 2005 by and between Registrants and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (7)(c) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(f)        BONUS OR PROFIT SHARING CONTRACTS. Not applicable.

(g)(1) CUSTODIAN AGREEMENT. Global Custody Agreement dated March 1, 2003 between JPMorgan Chase Bank and Registrant. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(g)(2) Fee Schedule for Global Custody Agreement dated July 2002. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(h)(1)     OTHER MATERIAL CONTRACTS. Administration Agreement dated
           September 7, 2001 between Registrant and Morgan Guaranty Trust Company of New York. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(h)(2) Shareholder Servicing Agreement between Registrant and The Chase Manhattan Bank, N.A. Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement as filed on December 28, 1995 (Accession No.
           0000922423-95-000282).

(h)(3) Transfer Agency Agreement dated September 1, 2001 between Registrant and DST Systems, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(h)(4) Form of Administration Agreement effective February 19, 2005 by and between Registrant and One Group Administrative Services, Inc. Incorporated herein by reference to Exhibit (13)(g) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(h)(6) Form of Shareholder Servicing Agreement effective February 19, 2005 by and between Registrant and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (13)(h) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(h)(7) Form of Transfer Agency Agreement effective February 19, 2005 by and between Registrant and Boston Financial Data Services, Inc. Incorporated herein by reference to Exhibit (13)(i) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

           Form of Indemnification Agreement. Incorporated herein by reference to Exhibit (130(j) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession number 0001104659-04-029025).

(i) LEGAL OPINION. Opinion and consent of Sullivan & Cromwell as to Legality of Securities Being Registered. Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement as filed on April 18, 1994.

(j) OTHER OPINIONS. Consent of Independent Accountant. To be filed by amendment.

(k)        OMITTED FINANCIAL STATEMENTS. Financial statements omitted from
           Item 22.

(l)        INITIAL CAPITAL AGREEMENTS. Inapplicable.

(m)(1) RULE 12B-1 PLAN. Form of Distribution Plan. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(m)(2) Form of Combined Amended and Restated Distribution Plan dated August 19, 2004. Incorporated herein by reference to Exhibit (10)(c) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(n)(1) RULE 18F-3 PLAN. Rule 18f-3 Multi-Class Plan effective May 6, 1996, as revised June 21, 2001. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's
           Registration Statement as filed on December 20, 2002 (Accession No. 0001047469-02-007862).

(n)(2) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan dated August 19, 2004 Incorporated herein by reference to Exhibit (10)(d) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029025).

(o)        Reserved.

(p)(1) CODES OF ETHICS. Code of Ethics of The J.P. Morgan Family of Funds. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(p)(3) Code of Ethics of Adviser. Incorporated herein by reference to the Registrant's Registration Statement as filed on December 26, 2003.

(p)(4) Effective February 19, 2005, Section 12 of the Written Supervisory Procedures for One Group Dealer Services, Inc., filed herewith.

(99)(a) POWERS OF ATTORNEY. Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Dr. Matthew Goldstein, Ann Maynard Gray, Matthew Healey, Robert J. Higgins, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler and Leonard M. Spalding. To be filed by Amendment.

ITEM 23.  Person Controlled by or Under Common Control with the Fund

     Not applicable.

ITEM 24.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25.  Business and Other Connections of Investment Adviser

The business of J.P. Morgan Investment Management Inc. (JPMIM), the Adviser, is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of JPMIM is currently listed in the investment advisor registration on Form ADV for JPMIM (File No. 801-21011).

ITEM 26.  Principal Underwriters

     (a) J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for the Registrant.

       J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

         J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Fund Select Group
J.P. Morgan Mutual Fund Select Trust
J.P. Morgan Mutual Fund Trust
Mutual Fund Variable Annuity Trust
Growth and Income Portfolio
JPMorgan Value Opportunities Fund, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Series

     (b) The following are the Directors and officers of J.P. Morgan Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

NAME AND PRINCIPAL          POSITION AND OFFICES           POSITION AND OFFICES
BUSINESS ADDRESS            WITH DISTRIBUTOR               WITH REGISTRANT
----------------            --------------------           --------------------

Charles Linn Booth          Vice President/Assistant       None
3435 Stelzer Road           Compliance Officer
Columbus, OH 43219

James L. Fox                Director                       None
90 Park Ave.
New York, NY 10016

Kevin J. Dell               Director/Secretary             None
90 Park Ave.
New York, NY 10016


Edward S. Forman            Assistant Secretary            None
90 Park Ave.
New York, NY 10016


Stephen Hoffman             Treasurer                      None
3435 Stelzer Road
Columbus, OH 43219


Robert A. Bucher            Financial Operations Officer   None
90 Park Ave.
New York, NY 10016


Richard F. Froio            Vice President/                None
100 Summer Street           Chief Compliance Officer/
Boston, MA 02110            Executive Representative
                            Supervising Principal


William J. Tomko            President                      None
3435 Stelzer Road
Columbus, OH 43219

(c) Not applicable

ITEM 27.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                                     ADDRESS

J.P. Morgan Fund Distributors, Inc.                      522 Fifth Avenue
                                                         New York, NY 10036

DST Systems, Inc                                         210 W. 10th Street,
                                                         Kansas City, MO 64105

JPMorgan Chase Bank                                      3 Metrotech Center
                                                         Brooklyn, NY 11245

J.P. Morgan Investment Management Inc.                   522 Fifth Avenue
                                                         New York, NY 10036

Effective February 19, 2005

One Group Dealer Services, Inc.                          1111 Polaris Parkway,
                                                         P.O. Box 710211
                                                         Columbus, OH 43271-0211

One Group Administrative Services, Inc.                  1111 Polaris Parkway,
                                                         P.O. Box 710211
                                                         Columbus, OH 43271-0211

ITEM 28.  Management Services

          Not applicable

ITEM 29.  Undertakings

          Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of October, 2004.

                               J.P. MORGAN MUTUAL FUND TRUST

                               By:  ------------------------------
                                    George C.W. Gatch
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of October, 2004.

Fergus Reid, III*                   Robert J. Higgins*
-----------------                   ------------------
Fergus Reid, III                    Robert J. Higgins
Trustee and Chairman                Trustee

William J. Armstrong*               James J. Schonbachler*
---------------------               ----------------------
William J. Armstrong                James J. Schonbachler
Trustee                             Trustee

Roland R. Eppley, Jr.*              Leonard M. Spalding*
----------------------              --------------------
Roland R. Eppley, Jr.               Leonard M. Spalding
Trustee                             Trustee

Ann Maynard Gray*                   William G. Morton, Jr.*
-----------------                   -----------------------
Ann Maynard Gray                    William G. Morton
Trustee                             Trustee

Matthew Healey*                     Dr. Matthew Goldstein*
---------------                     ----------------------
Matthew Healey                      Dr. Matthew Goldstein*
Trustee                             Trustee

*By
    -------------------
    Patricia A. Maleski
    Attorney-in-Fact

By
    -------------------
    Stephanie J. Dorsey
    Treasurer

By
    -----------------
    George C.W. Gatch
    President

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EXHIBIT
NUMBER     EXHIBIT DESCRIPTION
-------    -------------------

(d)(2)     Assignment and Assumption Agreement dated February 28, 2001.

(p)(4) Effective February 19, 2005, Section 12 of the Written Supervisory Procedures for One Group Dealer Services, Inc.